EXHIBIT 99


                                                                Execution Copy
===============================================================================


            J.P. Morgan Chase Commercial Mortgage Securities Corp.,

                                  Depositor,

                          Midland Loan Services, Inc.

                               Master Servicer,

                          First Union National Bank,

                               Special Servicer,

                                      and

                       Wells Fargo Bank Minnesota, N.A.

                                    Trustee

                       --------------------------------

                        POOLING AND SERVICING AGREEMENT

                           Dated as of July 1, 2001

                       --------------------------------

                                 $961,696,439

                      Mortgage Pass-Through Certificates

                               Series 2001-CIBC2


===============================================================================
                               TABLE OF CONTENTS

                                                                                                              Page


ARTICLE I DEFINITIONS.............................................................................................3

Section 1.01      Defined Terms...................................................................................3
         Accepted Master Servicing Practices......................................................................3
         Accepted Special Servicing Practices.....................................................................4
         Acquisition Date.........................................................................................4
         Additional Trust Fund Expense............................................................................5
         Adjusted Available Distribution Amount...................................................................5
         Advance..................................................................................................5
         Advance Rate.............................................................................................5
         Adverse REMIC Event......................................................................................5
         Affiliate................................................................................................5
         Agreement................................................................................................5
         Allocated Net Prepayment Premium.........................................................................5
         Allocation Fraction......................................................................................5
         Anticipated Repayment Date...............................................................................6
         Appraisal Estimate.......................................................................................6
         ARD Loan.................................................................................................6
         Asset Strategy Report....................................................................................6
         Assignment of Leases and Rents...........................................................................6
         Assignment of Mortgage...................................................................................6
         Available Distribution Amount............................................................................6
         Balloon Mortgage Loan....................................................................................7
         Balloon Payment..........................................................................................7
         Basic Master Servicing Fee Rate..........................................................................7
         Basic Special Servicing Fee..............................................................................7
         Basic Special Servicing Fee Rate.........................................................................7
         Bankruptcy Code..........................................................................................7
         Book-Entry Certificate...................................................................................7
         Business Day.............................................................................................7
         Certificate..............................................................................................7
         Certificate Account......................................................................................7
         Certificate Balance......................................................................................7
         Certificateholder........................................................................................8
         Holder...................................................................................................8
         Certificate Owner........................................................................................8
         Certificate Register.....................................................................................8
         Certificate Registrar....................................................................................8
         CIBC.....................................................................................................8
         Class....................................................................................................8
         Class A1 Certificate.....................................................................................8
         Class A2 Certificate.....................................................................................8

                                     (i)


         Class A3 Certificate.....................................................................................8
         Class B Certificate......................................................................................8
         Class Balance............................................................................................8
         Class C Certificate......................................................................................8
         Class D Certificate......................................................................................8
         Class E Certificate......................................................................................9
         Class F Certificate......................................................................................9
         Class G Certificate......................................................................................9
         Class H Certificate:.....................................................................................9
         Class J Certificate......................................................................................9
         Class K Certificate......................................................................................9
         Class L Certificate......................................................................................9
         Class M Certificate......................................................................................9
         Class Notional Amount....................................................................................9
         Class NR Certificate....................................................................................10
         Class Portion...........................................................................................10
         Class Prepayment Fraction...............................................................................10
         Class R-I Certificate...................................................................................10
         Class R-II Certificate..................................................................................10
         Class R-III Certificate.................................................................................10
         Class X Certificate.....................................................................................10
         Class X Component.......................................................................................10
         Class X1 Component......................................................................................10
         Class X2 Component......................................................................................16
         CMSA....................................................................................................17
         CMSA Bond Level File....................................................................................17
         CMSA Collateral Summary File............................................................................18
         CMSA Comparative Financial Status Report................................................................18
         CMSA Delinquent Loan Status Report......................................................................18
         CMSA Financial File.....................................................................................18
         CMSA Historical Liquidation Report......................................................................19
         CMSA Historical Loan Modification Report................................................................19
         CMSA IRP................................................................................................19
         CMSA Loan Periodic Update File..........................................................................19
         CMSA Loan Setup File....................................................................................20
         CMSA NOI Adjustment Worksheet...........................................................................20
         CMSA Operating Statement Analysis Report................................................................20
         CMSA Property File......................................................................................20
         CMSA REO Status Report..................................................................................20
         CMSA Servicer Watch List................................................................................21
         CMSA Website............................................................................................21
         Code....................................................................................................21
         Collateral Value Adjustment.............................................................................21
         Collateral Value Adjustment Event.......................................................................22
         Collection Account......................................................................................22
         Collection Period.......................................................................................22

                                     (ii)


         Condemnation Proceeds...................................................................................22
         Corporate Trust Office..................................................................................23
         Corrected Mortgage Loan.................................................................................23
         Cross Collateralized Loan...............................................................................23
         Custodian...............................................................................................23
         Cut-off Date............................................................................................23
         Cut-off Date Balance....................................................................................23
         Defaulted Mortgage Loan.................................................................................23
         Default Interest........................................................................................23
         Defeasance Collateral...................................................................................24
         Deficient Valuation.....................................................................................24
         Definitive Certificate..................................................................................24
         Delivery Date...........................................................................................24
         Depositor...............................................................................................24
         Depository..............................................................................................24
         Depository Participant..................................................................................24
         Determination Date......................................................................................24
         Determination Information...............................................................................24
         Directing Certificateholder.............................................................................24
         Directly Operate........................................................................................25
         Disqualified Organization...............................................................................25
         Distribution Date.......................................................................................25
         DSCR....................................................................................................25
         Due Date................................................................................................25
         Eligible Account........................................................................................25
         Environmental Laws......................................................................................26
         Escrow Account..........................................................................................27
         Escrow Payments.........................................................................................27
         Event of Default........................................................................................27
         Excess Cash Flow........................................................................................27
         Excess Condemnation Proceeds............................................................................27
         Excess Insurance Proceeds...............................................................................28
         Excess Interest.........................................................................................28
         Excess Rate.............................................................................................28
         FDIC....................................................................................................28
         Final Certification.....................................................................................28
         Final Recovery Determination............................................................................28
         First Union.............................................................................................28
         Fitch...................................................................................................28
         Hazardous Materials.....................................................................................29
         Holder..................................................................................................29
         Certificateholder.......................................................................................29
         Independent.............................................................................................29
         Independent Contractor..................................................................................29
         Initial Certification...................................................................................30
         Initial Monthly Payment Fund............................................................................30

                               (iii)


         Initial Subservicer.....................................................................................30
         Insurance Policy........................................................................................30
         Insurance Proceeds......................................................................................30
         Interest Accrual Amount.................................................................................30
         Interest Distribution Amount............................................................................30
         Interest Reserve Account................................................................................31
         Interest Reserve Loan...................................................................................31
         Interested Person.......................................................................................31
         Law.....................................................................................................31
         Liquidation Event.......................................................................................31
         Liquidation Fee.........................................................................................31
         Liquidation Fee Rate....................................................................................31
         Liquidation Proceeds....................................................................................32
         Loan Number.............................................................................................32
         Loss Mortgage Loan......................................................................................32
         MAI.....................................................................................................32
         Master Remittance Date..................................................................................32
         Master Servicer.........................................................................................32
         Master Servicing Fee....................................................................................32
         Master Servicing Fee Rate...............................................................................32
         Maturity Date...........................................................................................32
         MGT.....................................................................................................32
         Minimum Master Servicing Fee Rate.......................................................................32
         Monitoring Certificateholder............................................................................32
         Monitoring Class........................................................................................33
         Monitoring Class Option Holder..........................................................................33
         Monthly Payment.........................................................................................33
         Mortgage................................................................................................33
         Mortgage Loan...........................................................................................33
         Mortgage Loan Documents.................................................................................33
         Mortgage Loan File......................................................................................33
         Mortgage Loan Purchase Agreements.......................................................................34
         Mortgage Loan Schedule..................................................................................34
         Mortgage Loan Sellers...................................................................................34
         Mortgage Note...........................................................................................34
         Mortgage Rate...........................................................................................34
         Mortgaged Property......................................................................................34
         Mortgagor...............................................................................................34
         Most Subordinate Class of Certificates..................................................................34
         Nonrecoverable Advance..................................................................................34
         Nonrecoverable Advance Certificate......................................................................35
         Non-United States Person................................................................................35
         Non-U.S. Treasury Net Prepayment Premium................................................................35
         NRSRO...................................................................................................35
         Officers' Certificate...................................................................................35
         Opinion of Counsel......................................................................................35

                                     (iv)


         Original Class Balance..................................................................................35
         Ownership Interest......................................................................................35
         P&I Advance.............................................................................................35
         Pass-Through Rate.......................................................................................35
         Payment Reserve.........................................................................................36
         Percentage Interest.....................................................................................36
         Permitted Investments...................................................................................36
         Person..................................................................................................37
         Phase I.................................................................................................37
         PNC.....................................................................................................37
         Pool Factor.............................................................................................37
         Prepayment Assumption...................................................................................37
         Prepayment Interest Excess..............................................................................38
         Prepayment Interest Shortfall...........................................................................38
         Prepayment Premium......................................................................................38
         Primary Servicing Fees..................................................................................38
         Prime Rate..............................................................................................38
         Principal Distribution Amount...........................................................................38
         Principal Prepayment....................................................................................39
         Private Certificates....................................................................................39
         Property Improvement Expenses...........................................................................39
         Property Inspection Report..............................................................................39
         Property Protection Expenses............................................................................39
         Purchase Option.........................................................................................40
         Purchase Option Notice..................................................................................40
         Purchase Price..........................................................................................40
         Qualified Insurer.......................................................................................40
         Rated Final Distribution Date...........................................................................41
         Rating Agency...........................................................................................41
         Realized Loss...........................................................................................41
         Record Date.............................................................................................41
         REMIC...................................................................................................41
         REMIC I.................................................................................................41
         REMIC I Uncertificated Interests........................................................................42
         REMIC II................................................................................................42
         REMIC II Uncertificated Interests.......................................................................42
         REMIC III...............................................................................................42
         REMIC Provisions........................................................................................42
         Remittance Period.......................................................................................42
         Remittance Rate.........................................................................................42
         Rents from Real Property................................................................................43
         REO Account.............................................................................................43
         REO Acquisition.........................................................................................43
         REO Mortgage Loan.......................................................................................43
         REO Proceeds............................................................................................43
         REO Property............................................................................................43

                                     (v)


         REO Tax.................................................................................................43
         Repair and Remediation Reserve..........................................................................43
         Replacement Reserve.....................................................................................43
         Replacement Special Servicer............................................................................44
         Request for Release and Receipt of Documents............................................................44
         Required Appraisal Date.................................................................................44
         Required Rating.........................................................................................44
         Residual Certificate....................................................................................44
         Responsible Officer.....................................................................................44
         Restricted Period.......................................................................................44
         Revised Rate............................................................................................44
         S&P.....................................................................................................44
         Security Agreement......................................................................................45
         Servicer................................................................................................45
         Servicing Advance.......................................................................................45
         Servicing Fee...........................................................................................45
         Servicing Fee Rate......................................................................................45
         Servicing Officer.......................................................................................45
         Servicing Transfer Date.................................................................................45
         Servicing Transfer Event................................................................................45
         Single-Purpose Entity...................................................................................46
         SPE.....................................................................................................46
         Specially Serviced Mortgage Loan........................................................................46
         Special Servicer........................................................................................46
         Startup Day.............................................................................................46
         State Tax Laws..........................................................................................46
         Stated Principal Balance................................................................................46
         Tax Matters Person......................................................................................47
         Tax Returns.............................................................................................48
         Tenant Improvement and Leasing Commissions Reserve......................................................48
         Transfer Date...........................................................................................48
         Transferable Servicing Interest.........................................................................48
         Trust Fund..............................................................................................48
         Trustee.................................................................................................48
         Trustee Fee.............................................................................................48
         Trustee Fee Rate........................................................................................48
         UCC Financing Statement.................................................................................48
         Uncertificated Interest I...............................................................................48
         Uncertificated Interest II..............................................................................49
         Uncertificated Interest IIIA............................................................................49
         Uncertificated Interest IV..............................................................................49
         Uncertificated Interest V...............................................................................49
         Uncertificated Interest VI..............................................................................49
         Uncertificated Interest VII.............................................................................49
         Uncertificated Interest VIII............................................................................49
         Uncertificated Interest IX..............................................................................49

                                      (vi)

         Uncertificated Interest X...............................................................................49
         Uncertificated Interest XI..............................................................................50
         Uncertificated Interest XII.............................................................................50
         Uncertificated Interest XIII............................................................................50
         Uncertificated Interest XIV.............................................................................50
         Uncertificated Interest XV..............................................................................50
         Underwriter.............................................................................................50
         United States Person....................................................................................50
         U.S. Treasury Net Prepayment Premium....................................................................50
         Voting Rights...........................................................................................50
         Weighted Average Remittance Rate........................................................................51
         Withheld Amount.........................................................................................51
         Workout Fee.............................................................................................51
         Workout Fee Rate........................................................................................51
Section 1.02      Calculations...................................................................................51
Section 1.03      Rules of Construction..........................................................................51

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES.......................................52

Section 2.01      Conveyance of Mortgage Loans...................................................................52
Section 2.02      Acceptance by Trustee..........................................................................56
Section 2.03      Representations and Warranties of the Depositor, the Master Servicer and the Special
                  Servicer; Assignment of Rights.................................................................58
Section 2.04      Repurchase of Mortgage Loans for Breaches of Representation and Warranty.......................63
Section 2.05      Execution of Certificates......................................................................65

ARTICLE III GENERAL SERVICING AND ADMINISTRATION.................................................................66

Section 3.01      Access to Certain Documentation Regarding the Mortgage Loans and This Agreement................66
Section 3.02      Annual Statement As to Compliance..............................................................66
Section 3.03      Annual Independent Public Accountants' Servicing Report........................................66
Section 3.04      Merger or Consolidation of Any Servicer........................................................67
Section 3.05      Limitation on Liability of the Servicers and Others............................................67
Section 3.06      Resignation of Servicers.......................................................................68
Section 3.07      Maintenance of Errors and Omissions and Fidelity Coverage......................................68
Section 3.08      Indemnity......................................................................................69
Section 3.09      Information Systems............................................................................70
Section 3.10      Successor to a Servicer........................................................................70
Section 3.11      REMIC Administration and Other Tax Matters.....................................................72
Section 3.12      Notices to Mortgagors..........................................................................75
Section 3.13      Subservicing...................................................................................75
Section 3.14      Record Title to Mortgage Loans, Etc............................................................77
Section 3.15      Release of Documents and Instruments of Satisfaction...........................................77
Section 3.16      Additional Servicing Restrictions; Defeasance..................................................78


                                      (vii)

Section 3.17      Interest Reserve Account.......................................................................79
Section 3.18      Directing Certificateholder Contact with Servicers.............................................79

ARTICLE IV MASTER SERVICING......................................................................................80

Section 4.01      The Master Servicer............................................................................80
Section 4.02      Collection Account; Collection of Certain Mortgage Loan Payments...............................83
Section 4.03      Permitted Withdrawals from the Collection Account..............................................85
Section 4.04      Remittances to the Trustee.....................................................................87
Section 4.05      Master Servicer Advances.......................................................................88
Section 4.06      Escrow Accounts................................................................................89
Section 4.07      Maintenance of Insurance.......................................................................92
Section 4.08      Enforcement of "Due-on-Sale" Clauses; Assumption Agreements....................................93
Section 4.09      Review of Property Inspections, Operating Statements and Rent Rolls............................95
Section 4.10      Reports of the Master Servicer and the Trustee.................................................96
Section 4.11      Confirmation of Balloon Payment................................................................98
Section 4.12      Master Servicer Compensation...................................................................98
Section 4.13      Adjustment of Master Servicer's Compensation...................................................98
Section 4.14      Implementation of Operations and Maintenance Plans.............................................99
Section 4.15      Dissemination of Information...................................................................99
Section 4.16      Certain Modification, Waivers, Assumptions Consents and Extensions.............................99

ARTICLE V [RESERVED]............................................................................................101


ARTICLE VI SPECIAL SERVICING....................................................................................102

Section 6.01      The Special Servicer..........................................................................102
Section 6.02      Transfer to Special Servicing.................................................................102
Section 6.03      Servicing of Specially Serviced Mortgage Loans................................................103
Section 6.04      Management of REO Property....................................................................107
Section 6.05      Sale of Defaulted Mortgage Loans and REO Property.............................................108
Section 6.06      REO Account; Collection of REO Proceeds.......................................................114
Section 6.07      Remittance to Master Servicer of Non-REO Proceeds.............................................115
Section 6.08      Remittances to Master Servicer from the REO Account...........................................115
Section 6.09      Specially Serviced Mortgage Loan Status Reports, REO Status Reports and Other Reports.........115
Section 6.10      Special Servicer Advances.....................................................................116
Section 6.11      Environmental Considerations..................................................................117
Section 6.12      Restoration of Specially Serviced Mortgage Loans..............................................118
Section 6.13      Special Servicer Compensation.................................................................119
Section 6.14      Limitations on the Special Servicer with Respect to ARD Loans.................................120
Section 6.15      Collateral Value Adjustments..................................................................121
Section 6.16      Replacement Special Servicer..................................................................122

ARTICLE VII PAYMENTS TO CERTIFICATEHOLDERS......................................................................123

Section 7.01      Certificate Account; Remittances to the Trustee...............................................123


                                      (viii)

Section 7.02      Distributions.................................................................................123
Section 7.03      Statements to Certificateholders..............................................................128
Section 7.04      Distribution of Reports to the Trustee and the Depositor; Advances by the Master
                  Servicer......................................................................................132
Section 7.05      Allocations of Realized Losses................................................................133

ARTICLE VIII THE CERTIFICATES...................................................................................134

Section 8.01      The Certificates..............................................................................134
Section 8.02      Registration of Transfer and Exchange of Certificates.........................................136
Section 8.03      Mutilated, Destroyed, Lost or Stolen Certificates.............................................140
Section 8.04      Persons Deemed Owners.........................................................................140

ARTICLE IX THE DEPOSITOR........................................................................................141

Section 9.01      Liability of the Depositor....................................................................141
Section 9.02      Merger, Consolidation or Conversion of the Depositor..........................................141
Section 9.03      Limitation on Liability of the Depositor and Others...........................................141

ARTICLE X DEFAULT...............................................................................................142

Section 10.01     Events of Default.............................................................................142
Section 10.02     Trustee to Act; Appointment of Successor......................................................145
Section 10.03     Notification to Certificateholders............................................................146
Section 10.04     Waiver of Events of Default...................................................................146
Section 10.05     Additional Remedies of Trustee Upon Event of Default..........................................146

ARTICLE XI CONCERNING THE TRUSTEE...............................................................................147

Section 11.01     Duties of the Trustee.........................................................................147
Section 11.02     Monitoring Certificateholders and Directing Certificateholder.................................148
Section 11.03     Powers of Attorney............................................................................149
Section 11.04     Certification by Certificate Owners...........................................................149
Section 11.05     Certain Matters Affecting the Trustee.........................................................149
Section 11.06     The Trustee Not Liable for Certificates or Mortgage Loans.....................................151
Section 11.07     Trustee May Own Certificates..................................................................151
Section 11.08     Fees and Expenses of Trustee; Indemnification of Trustee......................................151
Section 11.09     Eligibility Requirements for Trustee..........................................................152
Section 11.10     Resignation and Removal of Trustee............................................................153
Section 11.11     Successor Trustee.............................................................................154
Section 11.12     Merger or Consolidation of Trustee............................................................154
Section 11.13     Appointment of Co-Trustee or Separate Trustee.................................................154
Section 11.14     Appointment of Custodians.....................................................................156
Section 11.15     Representations and Warranties of the Trustee.................................................157
Section 11.16     SEC Filings...................................................................................159


                                      (ix)

ARTICLE XII TERMINATION.........................................................................................160

Section 12.01     Termination Upon Repurchase or Liquidation of All Mortgage Loans..............................160

ARTICLE XIII MISCELLANEOUS PROVISIONS...........................................................................163

Section 13.01     Amendment.....................................................................................163
Section 13.02     Recordation of Agreement; Counterparts........................................................164
Section 13.03     Limitation on Rights of Certificateholders....................................................165
Section 13.04     Governing Law.................................................................................166
Section 13.05     Notices. 166
Section 13.06     Severability of Provisions....................................................................166
Section 13.07     Grant of a Security Interest..................................................................166
Section 13.08     Successors and Assigns........................................................................167
Section 13.09     Article and Section Headings..................................................................167
Section 13.10     Notices and Information to Rating Agencies and the Directing Certificateholder................167
Section 13.11     Certificateholders' List......................................................................168
Section 13.12     Protection of Assets..........................................................................169

                                      (x)

                                   EXHIBITS

Exhibit A         Form of Certificate...........................................................................A-1
Exhibit B         Form of Asset Strategy Report.................................................................B-1
Exhibit C         Form of Transferor Certificate................................................................C-1
Exhibit D-1       Form of Investment Letter - Qualified Institutional Buyer...................................D-1-1
Exhibit D-2       Form of Investment Letter - Regulation S....................................................D-2-1
Exhibit E         Form of Investment Letter - Accredited Investor...............................................E-1
Exhibit F-1       Form of Transfer Affidavit..................................................................F-1-1
Exhibit F-2       Form of Transferor Certificate..............................................................F-2-1
Exhibit G         Mortgage Loan Schedule........................................................................G-1
Exhibit H         Form of Distribution Date Statement...........................................................H-1
Exhibit I         Form of Mortgage Loan Purchase Agreement....................................................I-1-1
Exhibit J         Form of Acknowledgment........................................................................J-1
Exhibit K         Confidentiality Agreement for Asset Strategy Report...........................................K-1
Exhibit L         Form of Special Servicer Letter Pursuant to Section 4.01(e)...................................L-1
Exhibit M         Form of Property Inspection Report Pursuant to Section 4.09(a)................................M-1
Exhibit N-1       Form of Confidentiality Letter (Certificate Owner)..........................................N-1-1
Exhibit N-2       Form of Confidentiality Letter (Prospective Owner)..........................................N-2-1
Exhibit O         Form of Notice and Certification Regarding Defeasance of Mortgage Loan pursuant to
                  Section 3.16..................................................................................O-1
Exhibit P         Initial Servicer Watch List Criteria..........................................................P-1
Exhibit Q         Form of Purchase Option Notice pursuant to Section 6.05.......................................Q-1
Exhibit R         Directing Certificateholder's Report List.....................................................R-1
Exhibit S         Form of Notice Regarding Transfer to Special Servicing Pursuant to Section 6.02(a)............S-1
Exhibit T         Form of Notification of Servicing Transfer....................................................T-1
Exhibit U         Form of Notice of Monitoring Certficateholder.................................................U-1
Exhibit V         Form of Notice Regarding Purchase Option Exercise.............................................V-1
Exhibit W         Form of Special Servicer Notice Pursuant to Section 6.12(a)...................................W-1
Exhibit X         Form of Special Servicer Notice Pursuant to Section 6.12(b)...................................X-1
Exhibit Y         Form of Request for Release and Receipt of Documents Pursuant to Section 11.14................Y-1
Exhibit Z         REO Account Letter Pursuant to Section 6.09(b)................................................Z-1
Exhibit AA        Form of Certification Pursuant to Section 11.04..............................................AA-1



                                      (xi)

          This Pooling and Servicing Agreement, dated and effective as of July 1, 2001, among J.P. Morgan Chase Commercial Mortgage Securities Corp., a Delaware corporation, as Depositor, Midland Loan Services, Inc., a Delaware corporation, as Master Servicer, First Union National Bank, a national banking association, as Special Servicer, and Wells Fargo Bank Minnesota, N.A., a national banking association, as Trustee.

                            PRELIMINARY STATEMENT:

          The Depositor intends to sell mortgage pass-through certificates, to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined below). The Mortgage Loans will be serviced pursuant to the terms hereof. The Depositor hereby assigns to the Trustee, acting on behalf of the Certificateholders, its interests and rights in the Mortgage Loans. As provided herein, the Trustee will elect that the segregated pool of assets subject to this Agreement (including, without limitation, the Mortgage Loans) be treated for federal income tax purposes as a real estate mortgage investment conduit (a "REMIC") and such segregated pool of assets will be designated as "REMIC I". One hundred forty-three partial undivided beneficial ownership interests in each of the Mortgage Loans (the "REMIC I Uncertificated Classes") will be designated as the "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I, for purposes of the REMIC Provisions (as defined herein) under federal income tax law. A segregated pool of assets consisting of the REMIC I Uncertificated Classes will be designated as "REMIC II" and the Trustee will make a separate REMIC election with respect thereto. Fifteen partial undivided beneficial ownership interests in REMIC II (the "REMIC II Uncertificated Classes") will be designated as the "regular interests" in REMIC II and the Class R-II Certificates will be the sole class of "residual interests" in REMIC II, for purposes of the REMIC Provisions under federal income tax laws. Each of the REMIC II Uncertificated Classes, except for Uncertificated Interests IIIA and IIIB, will be allocated distributions of principal and Realized Losses on each Distribution Date in an amount equal to the aggregate amount of principal distributions and Realized Losses allocated to the related Class of Certificates. In addition, each of the REMIC II Uncertificated Classes, except for Uncertificated Interests IIIA and IIIB, will be allocated distributions on interest in the same order of priority as the related Class of Certificates. For purposes of the preceding two sentences, each REMIC II Uncertificated Class will be deemed related to the Class of Certificates referenced in the definition thereof. On each Distribution Date, (i) Uncertificated Interest IIIA will be allocated all payments of principal allocated to the Class A3 Certificate until retired, and all additional principal paid to the Class A3 Certificates will be allocated to Uncertificated Interest IIIB, (ii) Uncertificated Interest IIIB will be allocated all Realized Losses allocated to the Class A3 Certificate until eliminated, and all additional Realized Losses allocated to the Class A3 Certificates will be allocated to Uncertificated Interest IIIA. Each of Uncertificated Interests IIIA and IIIB will be allocated interest allocable to the Class A3 Certificates pro rata based upon their principal balance as of the immediately preceding Distribution Date. A segregated pool of assets consisting of the REMIC II Uncertificated Classes will be designated as "REMIC III" and the Trustee will make a separate REMIC election with respect thereto. The Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class NR, Certificates and each of the Class X Components will be designated as the "regular interests" in REMIC III, and the

Class R-III Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions under federal income tax law.

          The following table sets forth the designation, Pass-Through Rate and Original Class Balance for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

   Class Designation             Pass-Through Rate       Original Class Balance
        Class A1                    5.1460%                  $50,000,000
        Class A2                    6.2440%                 $138,750,000
        Class A3                    6.4290%                 $561,373,000
        Class B                     6.5900%                  $38,468,000
        Class C                     6.7390(1)%               $38,468,000
        Class D                     6.8470(1)%               $14,425,000
        Class X1                    0.8471(2)%              $961,696,439(3)
        Class X2                    0.9964(2)%              $544,861,000(3)
        Class E                     7.4350(4)%               $28,851,000
        Class F                     7.8050(5)%               $12,021,000
        Class G                     6.2500%                  $25,245,000
        Class H                     6.2500%                   $7,213,000
        Class J                     6.2500%                   $7,212,000
        Class K                     6.2500%                  $12,022,000
        Class L                     6.2500%                   $4,808,000
        Class M                     6.2500%                   $4,809,000
        Class NR                    6.2500%                  $18,031,439
        Class R-I                       NA                      NA
        Class R-II                      NA                      NA
        Class R-III                     NA                      NA

-------------------------------------------------------------------------------
(1) The Pass-Through Rate for this class of certificates for any Distribution Date will be equal to the lesser of the indicated rate and the Weighted Average Remittance Rate on the Mortgage Loans for such Distribution Date.

(2) Initial Pass-Through Rate. The Pass-Through Rate for the Class X1 and Class X2 Certificates will be as set forth in the definitions for each of the Class X1 Component and the Class X2 Component, respectively.

(3)      Class Notional Amount.

(4) The Pass-Through Rate for this class of certificates for any Distribution Date will be equal to the Weighted Average Remittance Rate on the Mortgage Loans for such Distribution Date minus 0.37%.

(5) The Pass-Through Rate for this class of certificates for any Distribution Date will be equal to the Weighted Average Remittance Rate on the Mortgage Loans for such Distribution Date.

          As of close of business on the Cut-off Date, the Mortgage Loans had an aggregate Cut-off Date Balance equal to $961,696,439.

          In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Special Servicer and the Trustee agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

Section 1.01   Defined Terms.

          Whenever used in this Agreement, including in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

          "Accepted Master Servicing Practices": The procedures that the Master Servicer follows in the servicing and administration of mortgage loans, consistent with the higher of (i) the standard of care, skill, prudence and diligence with which the Master Servicer services and administers mortgage loans that are held for other portfolios and are similar to the Mortgage Loans and (ii) the standard of care, skill, prudence and diligence which the Master Servicer services and administers mortgage loans that are held for its own portfolio and are similar to the Mortgage Loans, in either case, giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage lenders, loan servicers and asset managers but without regard to:

                      (i) any relationship that the Master Servicer or any Affiliate of the Master Servicer may have with any Mortgagor or any Affiliate of any Mortgagor or any other party to this Agreement;

                      (ii) the Master Servicer's obligations to make Advances with respect to the Mortgage Loans;

                      (iii) the adequacy of the Master Servicer's compensation for its services hereunder or with respect to any particular transaction;

                      (iv) the ownership, servicing or management for others or itself by the Master Servicer of any other mortgage loans or property;

                      (v) the ownership by the Master Servicer of any Certificates or other securities;

                      (vi) any obligation of the Master Servicer to repurchase any Mortgage Loan; or

                      (vii) any debt that the Master Servicer has extended to any Mortgagor.

          To the extent consistent with the foregoing and subject to the express limitations set forth in this Agreement, the procedures followed by the Master Servicer shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Loans.

          "Accepted Special Servicing Practices": The procedures that the Special Servicer follows in the servicing, administration and disposition of distressed mortgage loans and related real property, consistent with the higher of (i) the standard of care, skill, prudence and diligence with which the Special Servicer services, administers and disposes of, distressed mortgage loans and related property that are held for other portfolios and are similar to the Mortgage Loans, Mortgaged Property and REO Property and (ii) the standard of care, skill, prudence and diligence with which the Special Servicer services, administers and disposes of, distressed mortgage loans and related property that are held for its own portfolio and are similar to the Mortgage Loans, Mortgaged Property and REO Property, in either case, giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage lenders, loan servicers and asset managers, so as to maximize the net present value of recoveries on the Mortgage Loans, but without regard to:

                      (i) any relationship that the Special Servicer or any Affiliate of the Special Servicer, as applicable, may have with any Mortgagor or any Affiliate of any Mortgagor or any other party to this Agreement;

                      (ii) the adequacy of the Special Servicer's compensation for its services hereunder or with respect to any particular transaction;

                      (iii) the ownership, servicing or management for itself or others by the Special Servicer of any other mortgage loans or property;

                      (iv) the ownership by the Special Servicer of any Certificates or other securities issued in connection with any securitization;

                      (v) any right of the Special Servicer to purchase any Mortgage Loan; or

                      (vi) any debt that the Special Servicer has extended to any Mortgagor.

          "Acquisition Date": With respect to any REO Property, the first day on which such REO Property is considered to be acquired by the Trust Fund within the meaning of Treasury Regulation Section 1.856-6(b)(1), which is the first day on which the Trust Fund is treated as the owner of such REO Property for federal income tax purposes.

          "Additional Trust Fund Expense": Any unanticipated expense within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(iii) experienced with respect to the Trust Fund and not otherwise included in the calculation of a Realized Loss, that would result in the Certificateholders receiving less than the full amount of principal and/or interest to which they are entitled on any Distribution Date.

          "Adjusted Available Distribution Amount": With respect to any Distribution Date, the Available Distribution Amount net of any aggregate Allocated Net Prepayment Premiums.

          "Advance": A P&I Advance or Servicing Advance.

          "Advance Rate": An annual rate equal to the Prime Rate in effect from time to time.

          "Adverse REMIC Event": Any action or omission which would cause the termination of REMIC I, REMIC II or REMIC III or the imposition of a tax on REMIC I, REMIC II or REMIC III other than a tax on income expressly permitted or contemplated to be received by the terms of this Agreement.

          "Affiliate": With respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

          "Allocated Net Prepayment Premium": With respect to any Distribution Date and any Mortgage Loan , the excess (but not less than zero) of (a) any Prepayment Premium on such Mortgage Loan received prior to the Master Remittance Date and not previously distributed over (b) the pro rata portion, based on the Prepayment Premium collected on each of the Mortgage Loans during the same period, of the sum of (i) the excess of any Prepayment Interest Shortfall over any Prepayment Interest Excess for such Distribution Date and
(ii) any amounts required to reimburse the Master Servicer on such Distribution Date for reductions in its compensation pursuant to Section 4.13 (but not less than zero).

          "Allocation Fraction": For any Class of Certificates, any Mortgage Loan and any Distribution Date shall equal a fraction (not greater than one and not less than zero) (x) the numerator of which is the excess of (a) the Pass-Through Rate of such Class of Certificates over (b) the discount rate used to calculate the related Prepayment Premium and (y) the denominator of which is the excess of (a) the Mortgage Rate on the related Mortgage Loan over
(b) the discount rate referenced in clause (x) above.

          "Anticipated Repayment Date": With respect to any ARD Loan, designated as such on the Mortgage Loan Schedule, the date upon which such ARD Loan starts to accrue interest at its Revised Rate.

          "Appraisal Estimate": With respect to any Mortgage Loan having a principal balance of less than $2,000,000, (a) the Special Servicer's good faith estimate of the value of the related Mortgaged Properties securing such Mortgage Loan as certified to the Master Servicer on or before the Required Appraisal Date or (b) with the consent of the Directing Certificateholder, an Independent MAI appraisal.

          "ARD Loan": A Loan that is designated as such on the Mortgage Loan Schedule.

          "Asset Strategy Report": The report prepared pursuant to Section 6.03(c).

          "Assignment of Leases and Rents": With respect to any Mortgaged Property, any assignment of leases, rents and profits or similar agreement executed by the Mortgagor, assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property, in the form which was duly executed, acknowledged and delivered, as amended, modified, renewed or extended through the date hereof and from time to time hereafter.

          "Assignment of Mortgage": An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to effect the transfer of the Mortgage to the Trust Fund, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law.

          "Available Distribution Amount": With respect to any Distribution Date, (a) the amount on deposit in the Certificate Account as of the close of business on the related Master Remittance Date immediately preceding such Distribution Date, after giving effect to expenses of the Trust Fund (other than distributions on the Certificates) pursuant to this Agreement, plus any P&I Advances deposited in the Certificate Account with respect to such Distribution Date and (b) with respect to the Distribution Date occurring in March of each calendar year, the Withheld Amounts with respect to the Interest Reserve Loans deposited in the Interest Reserve Account by the Trustee in January and/or February of such calendar year in accordance with Section 3.17; net of, (i) with respect to the Distribution Date occurring in (A) January of each calendar year that is not a leap year and (B) February of each calendar year, the Withheld Amounts with respect to the Interest Reserve Loans deposited in the Interest Reserve Account by the Trustee with respect to such Distribution Date in accordance with Section 3.17, (ii) Excess Interest and
(iii) Default Interest.

          "Balloon Mortgage Loan": Any Mortgage Loan that by its original terms or by virtue of any modification provides for an amortization schedule extending beyond its Maturity Date.

          "Balloon Payment": With respect to any Balloon Mortgage Loan as of any date of determination, the amount outstanding on the Maturity Date of such Mortgage Loan in excess of the related Monthly Payment.

          "Basic Master Servicing Fee Rate": With respect to each Mortgage Loan, a per annum rate equal to 0.02% per annum.

          "Basic Special Servicing Fee": The compensation the Special Servicer is entitled to receive at the Basic Special Servicing Fee Rate pursuant to
Section 6.13.

          "Basic Special Servicing Fee Rate": With respect to each Specially Serviced Mortgage Loan, a per annum rate equal to 0.25% per annum.

          "Bankruptcy Code": The federal Bankruptcy Code, as amended from time to time (Title 11 of the United States Code).

          "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee.

          "Business Day": Any day other than a Saturday, a Sunday or a day on which banking and savings and loan institutions in the Commonwealth of Pennsylvania or the States of Maryland, Minnesota, Missouri, New York or North Carolina are authorized or obligated by law or executive order to remain closed.

          "Certificate": Any Class A1, Class A2, Class A3, Class B, Class C, Class D, Class X1, Class X2, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class NR, Class R-I, Class R-II or Class R-III Certificate.

          "Certificate Account": The segregated trust account or accounts created and maintained by the Trustee pursuant to Section 7.01 in trust for Certificateholders, which shall be entitled "Wells Fargo Bank Minnesota, N.A., as Trustee, in trust for registered holders of J.P. Morgan Chase Commercial Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2001-CIBC2".

          "Certificate Balance": With respect to any Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M or Class NR Certificate, as of any date of determination, the then outstanding principal amount of such Certificate equal to the product of (a) the Percentage Interest evidenced by such Certificate, multiplied by (b) the then Class Balance of the Class of Certificates to which such Certificate belongs. None of the Class X or Residual Certificates have a Certificate Balance.

          "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, approval or waiver pursuant to this Agreement, any Certificate registered in the name of the Master Servicer, Special Servicer, the Depositor or any Affiliate thereof shall be deemed not to be outstanding with respect to Sections 10.04 and 13.01. The Trustee shall be entitled to request and rely upon a certificate of the Master Servicer, Special Servicer or the Depositor in determining whether a Certificate is registered in the name of an Affiliate of such Person.

          "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

          "Certificate Register" or "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 8.02. The initial Certificate Registrar shall be the Trustee.

          "CIBC": CIBC Inc.

          "Class": Collectively, all of the Certificates bearing the same capital letter designation.

          "Class A1 Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class A2 Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class A3 Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class B Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class Balance": With respect to any Class, the aggregate principal amount of such Class outstanding as of any date of determination equal to the Original Class Balance thereof minus any amounts allocated or distributed to such Class in reduction of its Class Balance pursuant to the terms hereof.

          "Class C Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class D Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class E Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class F Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class G Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class H Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class J Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class K Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class L Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class M Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class Notional Amount": With respect to:

                      (i) the Class X1 Certificates and any Distribution Date, the sum of the Class Balances of the Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M and Class NR Certificates immediately preceding such Distribution Date; and

                      (ii) the Class X2 Certificates and any Distribution Date from the Delivery Date through the Distribution Date in July, 2008, the sum of (A) the lesser of the Class Balance of the Class A3 Certificates immediately preceding such Distribution Date and $431,000,000, (B) the Class Balances of the Class B, Class C and Class D Certificates immediately preceding such Distribution Date and (C) the lesser of the Class Balance of the Class E Certificates immediately preceding such Distribution Date and $22,500,000. The Class Notional Amount for the Class X2 Certificates will be $0 after the Distribution Date in July, 2008.

          "Class NR Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class Portion": With respect to any U.S. Treasury Net Prepayment Premium on any Mortgage Loan and any Distribution Date and (a) any Class of Certificates, other than the Class X Certificates and the Residual Certificates, the product of (x) any U.S. Treasury Net Prepayment Premium for such Mortgage Loan and Distribution Date, (y) the related Class Prepayment Fraction for such Distribution Date and (z) the related Allocation Fraction for such Mortgage Loan and Distribution Date and (b) the Class X1 Certificates, the excess of any U.S. Treasury Net Prepayment Premiums for such Distribution Date over the amounts calculated pursuant to clause (a). The Class X2 Certificates and the Residual Certificates will not have a Class Portion.

          "Class Prepayment Fraction": For any Class of Certificates and any Distribution Date shall equal a fraction the numerator of which is the amount of principal paid to such Class in reduction of the Class Balance thereof on such Distribution Date and the denominator of which is the amount of principal paid to all Classes of Certificates in reduction of their respective Class Balances on such Distribution Date.

          "Class R-I Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class R-II Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class R-III Certificate": Any of the Certificates issued hereunder and designated as such.

          "Class X Certificate": Any of the Class X1 Certificates and Class X2 Certificates issued hereunder and designated as such.

          "Class X Component": Any of the Class X1 and Class X2 Components.

          "Class X1 Component": Each of the following components of the Class X Certificates:

          (i) from the Delivery Date through the Distribution Date in July
2008:

               (a) the Class A1X Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class A1 Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class A1 Certificates immediately prior to such Distribution Date;

               (b) the Class A2X Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class A2 Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class A2 Certificates immediately prior to such Distribution Date;

               (c) the Class A3AX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate of the Class A3 Certificates and a notional amount solely for purposes of calculating interest thereon equal to the excess, if any, of the excess of the Class Balance of the Class A3 Certificates immediately prior to such Distribution Date over $431,000,000;

               (d) the Class A3BX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the sum of the Pass-Through Rate of the Class A3 Certificates and the Class A3X2 Component and a notional amount solely for purposes of calculating interest thereon equal to the lesser of the Class Balance of the Class A3 Certificates immediately prior to such Distribution Date and $431,000,000;

               (e) the Class BX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the sum of the Pass-Through Rate of the Class B Certificates and the Class BX2 Component and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class B Certificates immediately prior to such Distribution Date;

               (f) the Class CX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the sum of the Pass-Through Rate of the Class C Certificates and the Class CX2 Component and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class C Certificates immediately prior to such Distribution Date;

               (g) the Class DX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the sum of the Pass-Through Rate of the Class D Certificates and the Class DX2 Component and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class D Certificates immediately prior to such distribution Date;

               (h) the Class EAX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate of the Class E Certificates and a notional amount solely for purposes of calculating interest thereon equal to the excess, if any, of the excess of the Class Balance of the Class E Certificates immediately prior to such Distribution Date over $22,500,000;

               (i) the Class EBX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the sum of the Pass-Through Rate of the Class E Certificates and the Class EX2 Component and a notional amount solely for purposes of calculating interest thereon equal to the lesser of the Class Balance of the Class E Certificates immediately prior to such Distribution Date and $22,500,000;

               (j) the Class FX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class F Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class F Certificates immediately prior to such Distribution Date;

               (k) the Class GX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class G Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class G Certificates immediately prior to such Distribution Date;

               (l) the Class HX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class H Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class H Certificates immediately prior to such Distribution Date;

               (m) the Class JX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class J Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class J Certificates immediately prior to such Distribution Date;

               (n) the Class KX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class K Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class K Certificates immediately prior to such Distribution Date;

               (o) the Class LX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class L Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class L Certificates immediately prior to such Distribution Date;

               (p) the Class MX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class M Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class M Certificates immediately prior to such Distribution Date; and

               (q) the Class NRX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class NR Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class NR Certificates immediately prior to such Distribution Date.

          The Pass Through Rates in respect of the Class A3BX1, Class BX1, Class CX1, Class DX1 and Class EBX1 Components may also be expressed as the excess of (A) the Weighted Average Remittance Rate over (B) the Weighted Average Remittance Rate less 0.01%; provided, that the amount specified in this clause (B) is subject to a cap equal to the sum of the Pass Through Rates of: (i) the Class A3 Certificates and 1.07% in the case of the Class

A3BX1 Component, (ii) the Class B Certificates and 0.91% in the case of the Class BX1 Component, (iii) the Class C Certificates and 0.76% in the case of the Class CX1 Component, (iv) the Class D Certificates and 0.65% in the case of the Class DX1 Component, and (v) the Class E Certificates and 0.36% in the case of the Class EBX1 Component, and their respective Pass Through Rates will be so construed for federal income tax purposes.

          (ii) from the Distribution Date in August 2008 through the final Distribution Date:

               (a) the Class A1X Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class A1 Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class A1 Certificates immediately prior to such Distribution Date;

               (b) the Class A2X Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class A2 Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class A2 Certificates immediately prior to such Distribution Date;

               (c) the Class A3AX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class A3 Certificates and a notional amount solely for purposes of calculating interest thereon equal to the excess, if any, of the Class Balance of the Class A3 Certificates immediately prior to such Distribution Date over $431,000,000;

               (d) the Class A3BX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class A3 Certificates and a notional amount solely for purposes of calculating interest thereon equal to the lesser of the Class Balance of the Class A3 Certificates immediately prior to such Distribution Date and $431,000,000;

               (e) the Class BX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class B Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class B Certificates immediately prior to such Distribution Date;

               (f) the Class CX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class C Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class C Certificates immediately prior to such Distribution Date;

               (g) the Class DX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class D Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class D Certificates immediately prior to such Distribution Date;

               (h) the Class EAX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class E Certificates and a notional amount solely for purposes of calculating interest thereon equal to the excess, if any, of the Class Balance of the Class E Certificates immediately prior to such Distribution Date over $22,500,000;

               (i) the Class EBX1 Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class E Certificates and a notional amount solely for purposes of calculating interest thereon equal to the lesser of the Class Balance of the Class E Certificates immediately prior to such Distribution Date and $22,500,000;

               (j) the Class FX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class F Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class F Certificates immediately prior to such Distribution Date;

               (k) the Class GX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class G Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class G Certificates immediately prior to such Distribution Date;

               (l) the Class HX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class H Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class H Certificates immediately prior to such Distribution Date;

               (m) the Class JX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class J Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class J Certificates immediately prior to such Distribution Date;

               (n) the Class KX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class K Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class K Certificates immediately prior to such Distribution Date;

               (o) the Class LX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class L Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class L Certificates immediately prior to such Distribution Date;

               (p) the Class MX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class M Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class M Certificates immediately prior to such Distribution Date; and

               (q) the Class NRX Component, with a Pass-Through Rate for any Distribution Date equal to the excess of the Weighted Average Remittance Rate for such Distribution Date over the Pass-Through Rate for the Class NR Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class NR Certificates immediately prior to such Distribution Date.

          "Class X2 Component": From the Delivery Date through the Distribution Date in July 2008, each of the following components of the Class X Certificates:

               (a) the Class A3X2 Component, with a Pass-Through Rate for any Distribution Date equal to the lesser of (i) 1.07% per annum and
          (ii) the excess of the Weighted Average Remittance Rate less 0.01% for such Distribution Date over the Pass-Through Rate for the Class A3 Certificates and a notional amount solely for purposes of calculating interest thereon equal to the lesser of the Class Balance of the Class A3 Certificates immediately prior to such Distribution Date and $431,000,000;

               (b) the Class BX2 Component, with a Pass-Through Rate for any Distribution Date equal to the lesser of (i) 0.91% per annum and
          (ii) the excess of the Weighted Average Remittance Rate less 0.01% for such Distribution Date over the Pass-Through Rate for the Class B Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class B Certificates immediately prior to such Distribution Date;

               (c) the Class CX2 Component, with a Pass-Through Rate for any Distribution Date equal to the lesser of (i) 0.76% per annum and
          (ii) the excess of the Weighted Average Remittance Rate less 0.01% for such Distribution Date over the Pass-Through Rate for the Class C Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class C Certificates immediately prior to such Distribution Date;

               (d) the Class DX2 Component, with a Pass-Through Rate for any Distribution Date equal to the lesser of (i) 0.65% per annum and
          (ii) the excess of the Weighted Average Remittance Rate less 0.01% for such Distribution Date over the Pass-Through Rate for the Class D Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class D Certificates immediately prior to such distribution Date;

               (e) the Class EX2 Component, with a Pass-Through Rate for any Distribution Date equal to the lesser of (i) 0.36% per annum and
          (ii) the excess of the Weighted Average Remittance Rate less 0.01% for such Distribution Date over the Pass-Through Rate for the Class E Certificates and a notional amount solely for purposes of calculating interest thereon equal to the Class Balance of the Class E Certificates immediately prior to such Distribution Date and $22,500,000;

          The Pass Through Rates in respect of the Class A3X2, Class BX2, Class CX2, Class DX2 and Class EX2 Components may also be expressed as the excess of (A) the Weighted Average Remittance Rate less 0.01% subject to a cap equal to the sum of the Pass Through Rates of: (i) the Class A3 Certificates and 1.07% in the case of the Class A3X2 Component, (ii) the Class B Certificates and 0.91% in the case of the Class BX2 Component, (iii) the Class C Certificates and 0.76% in the case of the Class CX2 Component, (iv) the Class D Certificates and 0.65% in the case of the Class DX2 Component, and (v) the Class E Certificates and 0.36% in the case of the Class EX2 Component over
(B) the Pass Through Rates of: (i) the Class A3 Certificates in the case of the Class A3X2 Component, (ii) the Class B Certificates in the case of the Class BX2 Component, (iii) the Class C Certificates in the case of the Class CX2 Component, (iv) the Class D Certificates in the case of the Class DX2 Component, and (v) the Class E Certificates in the case of the Class EX2 Component, and their respective Pass Through Rates will be so construed for federal income tax purposes.

          Notwithstanding the foregoing, after the Distribution Date in July 2008 (i) the Pass Through Rates in respect of the Class A3X2, Class BX2, Class CX2, Class DX2 and Class EX2 components shall be zero and (ii) the Class X2 Certificates will not receive distributions.

          "CMSA": The Commercial Mortgage Securities Association, or any association or organization that is a successor thereto. If neither such association nor any successor remains in existence, "CMSA" shall be deemed to refer to such other association or organization as may exist whose principal membership consists of servicers, trustees, issuers, placement agents and underwriters generally involved in the commercial mortgage loan securitization industry, which is the principal such association or organization in the commercial mortgage loan securitization industry and one of whose principal purposes is the establishment of industry standards for reporting transaction-specific information relating to commercial mortgage pass-through certificates and commercial mortgage-backed bonds and the commercial mortgage loans and foreclosed properties underlying or backing them to investors holding or owning such certificates or bonds, and any successor to such other association or organization. If an organization or association described in one of the preceding sentences of this definition does not exist, "CMSA" shall be deemed to refer to such other association or organization as shall be selected by the Master Servicer and reasonably acceptable to the Trustee, the Special Servicer and the Directing Certificateholder.

          "CMSA Bond Level File": The monthly report substantially in the form of, and containing the information called for in, the downloadable form of the "Bond Level File" available as of the Delivery Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Bond Level File" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Trustee.

          "CMSA Collateral Summary File": The report substantially in the form of, and containing the information called for in the downloadable form of the "Collateral Summary File" available as of the Delivery Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Collateral Summary File" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Trustee.

          "CMSA Comparative Financial Status Report": A report substantially in the form of, and containing the information called for in, the downloadable form of the "Comparative Financial Status Report" available as of the Delivery Date on the CMSA Website, or such other form for the presentation of such information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Comparative Financial Status Report" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicer, as applicable. For the purposes of the production by Master Servicer or the Special Servicer of any such report that is required to state information with respect to any Mortgage Loan for any period prior to the end of the initial Collection Period, the Master Servicer or the Special Servicer, as the case may be, may conclusively rely (without independent verification), absent manifest error, on information provided to it by the related Mortgage Loan Seller, by the related Mortgagor or (x) in the case of such a report produced by the Master Servicer, by the Special Servicer, (if other than the Master Servicer or an Affiliate thereof) and (y) in the case of such a report produced by the Special Servicer, by the Master Servicer (if other than the Special Servicer or an Affiliate thereof).

          "CMSA Delinquent Loan Status Report": A report substantially in the form of, and containing the information called for in, the downloadable form of the "Delinquent Loan Status Report" available as of the Delivery Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Delinquent Loan Status Report" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicer, as applicable.

          "CMSA Financial File": A report substantially in the form of, and containing the information called for in, the downloadable form of the "Financial File" available as of the Delivery Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Financial File" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicer, as applicable.

          "CMSA Historical Liquidation Report": A report substantially in the form of, and containing the information called for in, the downloadable form of the "Historical Liquidation Report" available as of the Delivery Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Historical Liquidation Report" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicer, as applicable.

          "CMSA Historical Loan Modification Report": A report substantially in the form of, and containing the information called for in, the downloadable form of the "Historical Loan Modification Report" available as of the Delivery Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Historical Loan Modification Report" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicer, as applicable.

          "CMSA IRP": shall mean, collectively

               (a) the following six electronic files: (i) CMSA Loan Setup File, (ii) CMSA Loan Periodic Update File, (iii) CMSA Property File,
          (iv) CMSA Bond

          Level File, (v) CMSA Financial File and (vi) CMSA
          Collateral Summary File; and

               (b) the following eight supplemental reports: (i) CMSA Delinquent Loan Status Report, (ii) CMSA Historical Loan Modification Report, (iii) CMSA Historical Liquidation Report, (iv) CMSA REO Status Report, (v) CMSA Operating Statement Analysis Report, (vi) CMSA Comparative Financial Status Report, (vii) CMSA Servicer Watch List and (viii) CMSA NOI Adjustment Worksheet.

          "CMSA Loan Periodic Update File": The monthly report substantially in the form of, and containing the information called for in, the downloadable form of the "Loan Periodic Update File" available as of the Delivery Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Loan Periodic Update File" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicer, as applicable, and the Trustee.

          "CMSA Loan Setup File": The report substantially in the form of, and containing the information called for in, the downloadable form of the "Loan Setup File" available as of the Delivery Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Loan Setup File" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicer, as applicable, and the Trustee.

          "CMSA NOI Adjustment Worksheet": A report substantially in the form of, and containing the information called for in, the downloadable form of the "NOI Adjustment Worksheet" available as of the Delivery Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "NOI Adjustment Worksheet" available as of the Delivery Date on the CMSA Website, is acceptable to the Master Servicer or the Special Servicer, as applicable.

          "CMSA Operating Statement Analysis Report": A report substantially in the form of, and containing the information called for in, the downloadable form of the "Operating Statement Analysis Report" available as of the Delivery Date on the CMSA Website or in such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage-backed securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Operating Statement Analysis

Report" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicer, as applicable.

          "CMSA Property File": A report substantially in the form of, and containing the information called for in, the downloadable form of the "Property File" available as of the Delivery Date on the CMSA Website, or such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Property File" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicer, as applicable.

          "CMSA REO Status Report": A report substantially in the form of, and containing the information called for in, the downloadable form of the "REO Status Report" available as of the Delivery Date on the CMSA Website, or in such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "REO Status Report" available as of the Delivery Date on the CMSA Website, is reasonably acceptable to the Master Servicer or the Special Servicer, as applicable.

          "CMSA Servicer Watch List": For any Determination Date, a report substantially in the form of, and containing the information called for in, Exhibit P; provided, that upon the CMSA's adoption of "Servicer Watch List" criteria, a report in the form of and containing the information in the downloadable form of the "Servicer Watch List" then available on the CMSA Website, or in such other form for the presentation of such information and containing such additional information as may from time to time be recommended by the CMSA for commercial mortgage securities transactions generally and, insofar as such report requires the presentation of information in addition to that called for by the form of the "Servicer Watch List" available on the CMSA Website, a report which is reasonably acceptable to the Master Servicer or Special Servicer, as applicable.

          "CMSA Website": The CMSA Website located at "www.cmbs.org" or such other primary Website as CMSA may establish for dissemination of its report forms.

          "Code": The Internal Revenue Code of 1986, as amended.

          "Collateral Value Adjustment": With respect to a Mortgage Loan as to which a Collateral Value Adjustment Event has occurred, an amount equal to the excess of (a) the Stated Principal Balance of the Mortgage Loan as of the date of the Collateral Value Adjustment Event over (b) the excess of (i) 90% of the current appraised value of the related Mortgaged Property as determined by an Independent MAI appraisal thereof prepared in accordance with 12 C.F.R. ss.
225.62 (or, in the case of Mortgage Loans having a principal balance under $2,000,000, an Appraisal Estimate), over (ii) the sum of (A) to the extent not previously advanced by the Master Servicer, all unpaid interest on such Mortgage Loan at a per annum rate equal to the Mortgage Rate, (B) all unreimbursed Advances and interest thereon at the Advance Rate and (C) all currently due and delinquent real estate taxes and assessments, insurance premiums and, if applicable, ground rents in respect of such Mortgaged Property (net of any amount escrowed or otherwise available for payment of any amounts due on the related Mortgage Loans with respect to such Mortgage Loan or REO Property). If an appraisal or Appraisal Estimate, as appropriate, is not obtained by the Required Appraisal Date, until such appraisal or Appraisal Estimate, as appropriate, is obtained there shall be a Collateral Value Adjustment with respect to the related Mortgage Loan equal to 25% of the Stated Principal Balance of such Mortgage Loan; provided, however, that upon the subsequent receipt of an appraisal or Appraisal Estimate, as appropriate, the Collateral Value Adjustment for such Mortgage Loan will be recalculated in accordance with this definition without regard to this sentence. Notwithstanding anything contained in this definition to the contrary, a Collateral Value Adjustment will be zero with respect to such Mortgage Loan if (i) the event giving rise to such Collateral Value Adjustment is the extension of the maturity of such Mortgage Loan, (ii) the payments on such Mortgage Loan were not delinquent during the twelve months preceding such extension and (iii) the payments on such Mortgage Loan were then-current, provided that if at any later date there occurs a delinquency in payment with respect to such Mortgage Loan, the Collateral Value Adjustment will be recalculated and applied as described above.

          "Collateral Value Adjustment Event": With respect to any Mortgage Loan the earliest to occur of (i) 120 days after the date on which an uncured delinquency occurs in respect of such Mortgage Loan, (ii) the date on which a receiver is appointed in respect of the related Mortgaged Property, (iii) the date on which the related Mortgaged Property becomes an REO Property, (iv) the date on which the payment rate, Mortgage Rate, principal balance, amortization terms or Maturity Date of a Specially Serviced Mortgage Loan has been changed or otherwise materially modified pursuant to and in accordance with the terms hereof, (v) the date on which any petition in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been filed or commenced, as appropriate, against the related Mortgagor and such petition shall have remained in force and not withdrawn for a period of 60 days or (vi) the related Mortgagor shall have admitted in writing its inability to pay its debts generally as they become due or filed a petition to take advantage of any applicable insolvency or reorganization statute.

          "Collection Account": The separate accounts, which shall be Eligible Accounts, created and maintained for the Mortgage Loans pursuant to Section
4.02 hereof, which shall be entitled "Midland Loan Services, Inc., as Master Servicer, for the benefit of Wells Fargo Bank Minnesota, N.A., in trust for the registered holders of J.P. Morgan Chase Commercial Mortgage Securities Corp. Mortgage Pass-Through Certificates Series 2001-CIBC2 Collection Account".

          "Collection Period": With respect to any Distribution Date, the period beginning on and including the second day of the month preceding the month of such Distribution Date (or, in the case of the initial Distribution Date, the Cut-off Date) and ending on and including the first day of the month of such Distribution Date.

          "Condemnation Proceeds": With respect to each Mortgage Loan, all awards or settlements in respect of a Mortgaged Property, partial or entire, on account of the exercise of the power of eminent domain or condemnation, held in an Escrow Account or in a trust account, which is an Eligible Account (to the extent consistent with the terms of the related Mortgage Loan Documents) related to such Mortgaged Property and applied or to be applied to the restoration or repair of such Mortgaged Property or required to be released to a Mortgagor or a third party in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable law.

          "Corporate Trust Office": With respect to the Trustee, the principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 11000 Broken Land Parkway, Columbia, Maryland 21044-3562, Attention: J.P. Morgan Chase Commercial Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 2001-CIBC2, and for certificate transfer purposes at Sixth and Marquette, Minneapolis, Minnesota 55479-0113, Attention: J.P. Morgan Chase Commercial Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 2001-CIBC2.

          "Corrected Mortgage Loan": Any Mortgage Loan that had been a Specially Serviced Mortgage Loan but has ceased to be such in accordance with
Section 6.12 (other than by reason of a Liquidation Event occurring in respect of such Mortgage Loan or a related Mortgaged Property becoming an REO Property).

          "Cross Collateralized Loan": Any Mortgage Loan that is cross-collateralized or cross-defaulted with any other Mortgage Loan.

          "Custodian": A Person who is at any time appointed by the Trustee pursuant to Section 11.14 as a document custodian for the Mortgage Loan Files, which Person shall not be the Depositor, the Person which originated the related Mortgage Loan, a Mortgage Loan Seller, the related Mortgagor or an Affiliate of any of the foregoing. The initial Custodian shall be the Trustee.

          "Cut-off Date": July 1, 2001, except for Loan Number 116 which has a Cut-off Date of July 5, 2001, Loan Numbers 1 and 50 which have a Cut-off Date of July 10, 2001 and Loan Number 86 which has a Cut-off Date of July 18, 2001.

          "Cut-off Date Balance": With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the Cut-off Date, net of the principal portion of all unpaid Monthly Payments due on or before such date.

          "Default Interest": Any accrued interest on a Mortgage Loan allocable to the default interest rate for such Mortgage Loan, to the extent permitted by law, as more particularly defined in the related Mortgage Loan Documents. For the avoidance of doubt, "Default Interest" does not include any interest calculated at the Mortgage Rate for the related Mortgage Loan. For federal income tax purposes, any Default Interest will be an asset of the grantor trust created pursuant to Section 3.11(q) and will be neither an asset nor an obligation of REMIC I, REMIC II or REMIC III.

          "Defaulted Mortgage Loan": Any Mortgage Loan which (a) is more than 60 days delinquent in whole or in part in respect of any Monthly Payment or
(b) is delinquent for more
than 30 days in whole or in part in respect of the related Balloon Payment, if any, unless the Master Servicer reasonably expects the related Mortgagor will continue to make Monthly Payments and the Master Servicer receives written evidence from the related Mortgagor that the related Mortgagor has obtained a binding commitment from an institutional lender to refinance the Mortgage Loan, in which case the Mortgage Loan shall not become a Defaulted Mortgage Loan until such longer period of time (not to exceed sixty (60) days from the date of delinquency) within which the Mortgage Loan is expected to be paid in full from proceeds of the refinancing loan.

          "Defeasance Collateral": As defined in Section 3.16.

          "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding principal balance of the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation results from a proceeding initiated under the Bankruptcy Code or a state court deficiency proceeding.

          "Definitive Certificate": Any certificated, fully registered certificate.

          "Delivery Date": July 31, 2001.

          "Depositor": J.P. Morgan Chase Commercial Mortgage Securities Corp., or its successor in interest.

          "Depository": The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co.

          "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          "Determination Date": With respect to any Distribution Date, the fourth Business Day preceding the related Distribution Date.

          "Determination Information": As defined in Section 6.05.

          "Directing Certificateholder": The Monitoring Certificateholder selected by a majority of the Monitoring Certificateholders, by Certificate Balance, as certified by the Trustee from time to time; provided, that, absent such selection, or (i) until a Directing Certificateholder is so selected, or
(ii) upon receipt of notice from a majority of the Monitoring Certificateholders, by Certificate Balance, that a Directing Certificateholder is no longer so designated, the Monitoring Certificateholder(s) which owns the largest aggregate Certificate Balance of one or more Monitoring Classes shall be the Directing Certificateholder. ARCap REIT, Inc. shall serve as the initial Directing Certificateholder.

          "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust Fund other than through an Independent Contractor; provided, however, that the Trustee (or the Master Servicer or the Special Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Master Servicer or the Special Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

          "Disqualified Organization": Any of (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, or
(iii) any organization described in Section 1381(a)(2)(C) of the Code. A corporation will not be treated as an instrumentality of the United States or of any State or any political subdivision thereof if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation (a corporate instrumentality of the United States), a majority of its board of directors is not selected by a governmental unit.

          "Distribution Date": The fifteenth (15th) day (or if any such day is not a Business Day, the Business Day immediately succeeding such fifteenth
(15th) day) of each month beginning in August 2001.

          "DSCR": With respect to any Mortgage Loan, the ratio of (a) monthly operating revenues minus monthly operating expenses (as determined for purposes of Section 4.10) for the related Mortgaged Property after giving effect to replacement reserves, capital expenditures, tenant improvements, leasing commissions, and without giving effect to debt service, depreciation, amortization and similar non-operating items to (b) the related Monthly Payments (net of Escrow Payments).

          "Due Date": With respect to any Mortgage Loan, the day of the month set forth in the related Mortgage Note on which each Monthly Payment thereon is scheduled to be due.

          "Eligible Account": Either:

               (a) an account or accounts maintained with a federal or state chartered depository institution or trust company (including the Trustee) (i) to the extent funds are on deposit in such account for a period not in excess of 30 days, the commercial paper, short-term debt obligations or other short-term deposits of which have the Required Rating or (ii) to the extent funds are on deposit in such account for a period of more than 30 days, the long-term unsecured debt obligations of which have a long term rating of at least "A" by S&P and if rated by Fitch, a long-term rating of "A" by Fitch; provided that if any such depository institution ceases to satisfy the requirements set forth above, then each of such accounts that are held by such depository institution shall be transferred to a depository institution which satisfies such requirements within 30 days; or

               (b) a segregated trust account or accounts maintained with the corporate trust department of a federal depository institution or state chartered depository institution or a U.S. trust company (including the Trustee) subject to regulations regarding fiduciary funds on deposit set forth in or similar to 12 C.F.R.ss. 9.10(b) which, in either case, has corporate trust powers, acting in its fiduciary capacity and (A) whose accounts are fully insured by FDIC's Bank Insurance Fund or Savings Associations Insurance Fund or under the National Credit Union Administration's Share Insurance Fund, (B) which are rated "C" or better by Thomson Bankwatch, Inc. or "75" or better by IDC Financial Publishing, Inc., or (C) whose long-term unsecured debt obligations are rated "AAA" or its equivalent by each Rating Agency (or if such obligations are not rated by Fitch, then an equivalent rating from at least two other NRSROs) covering such debt obligation. In connection with determining whether a depository institution satisfies the criteria set forth in clauses (B) or (C) of the preceding sentence, each Servicer and the Trustee shall each use ratings that have been issued within the three-month period preceding the date of such determination, and shall re-check the applicable ratings of any depository institution with whom they have established an account no less often than every three months. If any such depository institution ceases to satisfy the requirements set forth above, then each of such accounts that are held by such depository institution shall be transferred to a depository institution which satisfies such requirements within 30 days; or

               (c) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Certificate Account, Escrow Account, REO Account or Collection Account will not result in a downgrading, qualification (if applicable) or withdrawal of the ratings then assigned to the Certificates); or PNC, so long as (1) for accounts to be held short term, PNC's short term unsecured debt has a rating of at least "A-1" by S&P and "F-1+" by Fitch or (2) for accounts to be held long term, PNC's long term debt has a rating of at least "A" by S&P and "AA-" by Fitch.

          "Environmental Laws": Any present or future federal, state or local law, statute, regulation or ordinance, and any judicial or administrative order or judgment thereunder, pertaining to health, industrial hygiene, Hazardous Materials or the environment, including, but not limited to, each of the following, as enacted as of the date hereof or as hereafter amended:

                       (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.ss.ss. 9601-9657;

                       (ii) the Resource Conservation and Recovery Act of 1976, 42 U.S.C.ss.ss. 6901-6991i;

                       (iii) the Toxic Substance Control Act, 15 U.S.C.ss.ss. 2601-2629;

                       (iv) the Water Pollution Control Act (also known as the Clean Water Act), 33 U.S.C.ss. 1251 et seq.;
                              -- ----

                       (v) the Clean Air Act, 42 U.S.C.ss. 7401 et seq.; and -- ----

                       (vi) the Hazardous Materials Transportation Act, 49 U.S.C.ss. 1801 et seq. -- ----

          "Escrow Account": Each separate account or subaccount, each of which shall be an Eligible Account (to the extent consistent with the related Mortgage Loan Documents), created and maintained for the Mortgage Loans pursuant to Section 4.06 hereof, each of which shall be entitled "Midland Loan Services, Inc., as Master Servicer, for the benefit of J.P. Morgan Chase Commercial Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 2001-CIBC2, Escrow Account".

          "Escrow Payments": With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, fire and hazard insurance premiums, Payment Reserve, Replacement Reserve, Repair and Remediation Reserve, Tenant Improvement and Leasing Commissions Reserve and any other payments, in each case, to the extent required to be escrowed by the Mortgagor pursuant to the Mortgage or any other document included in the Mortgage Loan File.

          "Event of Default": One or more of the events described in Section 10.01.

          "Excess Cash Flow": Subject to the related Mortgage Loan Documents, cash flow from the Mortgaged Property securing an ARD Loan after (i) required payments for the tax and insurance fund and ground lease escrows fund, (ii) payments of interest (at the Mortgage Rate) and principal (based on the amortization schedule), (iii) payments to any other required escrow funds and
(iv) payment of operating expenses pursuant to the terms of an annual budget approved by the Master Servicer (or the Special Servicer with respect to Specially Serviced Mortgage Loans) or in an amount which is capped at 1/12 of 105% of the prior year's operating expenses (and, in the case of the Mortgage Loans originated by CIBC, payment of capital expenses pursuant to the terms of an annual budget approved by the Master Servicer and payment of any extraordinary expenses approved by the Special Servicer, each as required by the terms of the related Mortgage Loan Documents).

          "Excess Condemnation Proceeds": With respect to each Mortgage Loan, all awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, on account of the exercise of the power of eminent domain or condemnation, other than any such awards or settlements held in an Escrow Account or in a trust account, which shall be an Eligible Account (to the extent consistent with the terms of the related Mortgage Loan Documents) related to such Mortgaged Property and applied or to be applied to the restoration or repair of such Mortgaged Property or required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan documents or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable law.

          "Excess Insurance Proceeds": With respect to each Mortgage Loan, proceeds of any primary hazard insurance policy required to be maintained pursuant to Section 4.07, title insurance policy or any other Insurance Policy covering such Mortgage Loan or the related Mortgaged Property, other than any proceeds to be held in an Escrow Account or in a trust account, which shall be an Eligible Account (to the extent consistent with the terms of the related Mortgage Loan Documents) related to such Mortgage Loan and applied or to be applied to the restoration or repair of the related Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable law.

          "Excess Interest": Any accrued interest on an ARD Loan allocable to the Excess Rate and, to the extent permitted by law, interest thereon at the Revised Rate. For federal income tax purposes, any Excess Interest will be an asset of the grantor trust created pursuant to Section 3.11(q) and will be neither an asset nor an obligation of REMIC I, REMIC II or REMIC III.

          "Excess Rate": With respect to each ARD Loan after the related Anticipated Repayment Date, the excess of (i) the applicable Revised Rate over
(ii) the applicable Mortgage Rate in effect prior to the Anticipated Repayment Date.

          "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

          "Final Certification": As defined in Section 2.02(b).

          "Final Recovery Determination": A determination by the Special Servicer with respect to any Defaulted Mortgage Loan or REO Mortgage Loan, as certified in writing by a Servicing Officer setting forth such determination and the procedures and considerations of the Special Servicer forming the basis of such determination, that there has been a recovery of all REO Proceeds, Liquidation Proceeds and other payments or recoveries that the Special Servicer, in its reasonable good faith judgment, expects to be ultimately recoverable.

          "First Union": First Union National Bank, a national banking association and its successors in interest.

          "Fitch": Fitch, Inc.

          "Hazardous Materials": All materials subject to any Environmental Law, including, without limitation, materials listed in 49 C.F.R. ss. 172.010, materials defined as hazardous pursuant to ss. 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, flammable, explosive or radioactive materials, hazardous or toxic wastes or substances, lead-based materials, petroleum or petroleum distillates or asbestos or material containing asbestos, polychlorinated biphenyls ("PCBs"), radon gas, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification that would, if classified as unusable, be included in the foregoing definition.

          "Holder" or "Certificateholder": The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, approval or waiver pursuant to this Agreement, any Certificate registered in the name of the Master Servicer, Special Servicer, the Depositor or any Affiliate thereof shall be deemed not to be outstanding with respect to Sections 10.04 and 13.01. The Trustee shall be entitled to request and rely upon a certificate of the Master Servicer, the Special Servicer or the Depositor in determining whether a Certificate is registered in the name of an Affiliate of such Person.

          "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Mortgage Loan Sellers and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor, the Master Servicer, the Special Servicer, the Mortgage Loan Sellers or any Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer, the Special Servicer, the Mortgage Loan Sellers or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

          "Independent Contractor": Either (i) any Person that would be an "independent contractor" with respect to the Trust Fund within the meaning of
Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly 35% or more of any Class or 35% or more of the aggregate value of all Classes of Certificates), provided that the Trust Fund does not receive or derive any income from such Person and the relationship between such Person and the Trust Fund is at arm's length all within the meaning of Treasury Regulations Section 1.856-4(b)(5) (except that the Special Servicer shall not be considered to be an Independent Contractor under the definition in this clause (i) unless an Opinion of Counsel (obtained at the expense of the Special Servicer) addressed to the Special Servicer and the Trustee has been delivered to the Trustee to the effect that the Special Servicer meets the requirements of such definition) or (ii) any other Person (including the Special Servicer) if the Special Servicer, on behalf of itself and the Trustee, has received an Opinion of Counsel (obtained at the expense of the party seeking to be deemed an Independent Contractor) to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) or cause any income realized with respect of such REO Property to fail to qualify as Rents from Real Property (provided that such income would otherwise so qualify).

          "Initial Certification": As defined in Section 2.02(b).

          "Initial Monthly Payment Fund": $73,622.41 representing interest at the related Mortgage Rate during the Collection Period ending in July 2001, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment in accordance with the definition of "Trust Fund".

          "Initial Subservicer": With respect to each Mortgage Loan that is subject to a subservicing agreement with the Master Servicer as of the Delivery Date, the subservicer under any such subservicing agreement.

          "Insurance Policy": With respect to any Mortgage Loan, any insurance policy, including, without limitation, any environmental insurance policy, required to be maintained under this Agreement or the related Mortgage Loan Documents.

          "Insurance Proceeds": With respect to each Mortgage Loan, proceeds of any primary hazard insurance policy required to be maintained pursuant to
Section 4.07 hereof, or any other Insurance Policy covering such Mortgage Loan or the related Mortgaged Property, to be held in an Escrow Account or in a trust account, which is an Eligible Account (to the extent consistent with the related Mortgage Loan Documents) related to such Mortgage Loan and applied or to be applied to the restoration or repair of the related Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents, or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law.

          "Interest Accrual Amount": With respect to each Distribution Date and any Class of Certificates (other than the Class X Certificates and the Residual Certificates), interest accrued during the period from and including the first day of the month preceding the month of the Distribution Date (or the Cut-off Date with respect to the initial Distribution Date) to and including the last day of the month preceding the month of the Distribution Date (calculated on the basis of a 360-day year consisting of twelve 30-day months) on the Class Balance outstanding immediately prior to such Distribution Date at the then applicable Pass-Through Rate applicable to such Class of Certificates for such Distribution Date. With respect to the Class X1 and Class X2 Certificates, respectively, the sum of interest accrued (calculated pursuant to the first sentence hereof) for each of the Class X1 Components and the Class X2 Components, respectively.

          "Interest Distribution Amount": With respect to each Distribution Date and any Class, the Interest Accrual Amount for such Distribution Date and such Class (x) reduced by the product of (a) the sum of (I) any excess of Prepayment Interest Shortfalls for such Distribution Date over the sum of (A) Prepayment Interest Excess, (B) Prepayment Premiums then available, and (C) the amounts available as a result of an adjustment to the Master Servicer's compensation pursuant to Section 4.13, calculated for the related Distribution Date and (II) any interest not collectible pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940 and (b) the Interest Accrual Amount on such Class divided by the Interest Accrual Amount for all Classes of Certificates for such Distribution Date and (y) increased by any undistributed portion of the Interest Distribution Amount for the prior Distribution Date plus interest thereon at the related Pass-Through Rate. The Interest Distribution Amount for the Class with the lowest priority with respect to the order of payment of interest or principal shall be reduced further by the portion of any interest deferred with respect to any Mortgage Loans. Such deferred amount, together with interest at the related Pass-Through Rate, shall be payable to the extent it is collected after such Distribution Date.

          "Interest Reserve Account": The account, which shall be an Eligible Account or a subaccount of the Certificate Account, created and maintained by the Trustee pursuant to Section 3.17 in trust for the Certificateholders, which shall be entitled "Wells Fargo Bank Minnesota, N.A., as Trustee, in trust for registered holders of J.P. Morgan Chase Commercial Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2001-CIBC2--Interest Reserve Account."

          "Interest Reserve Loan": Any Mortgage Loan bearing interest computed on an actual/360 basis.

          "Interested Person": As of any date of determination with respect to any Mortgage Loan, the Mortgagor, the related Mortgage Loan Seller, the Depositor, the Special Servicer or the Master Servicer.

          "Law": Any judgment, order, decree, writ, injunction, award, statute, rule, regulation or requirement of any federal, provincial, state, local or other agency, commission, instrumentality, tribunal, governmental authority, arbitrator or court having or asserting jurisdiction over any particular Person, property or matter applicable to such particular Person, property or matter.

          "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made with respect to such Mortgage Loan; (iii) such Mortgage Loan is repurchased by the Depositor pursuant to Section 2.04 or
Section 12.01; (iv) such Mortgage Loan is purchased by an Option Holder pursuant to Section 6.05; or (v) such Mortgage Loan is purchased by the Master Servicer or the Special Servicer pursuant to Section 12.01.

          "Liquidation Fee": With respect to each Specially Serviced Mortgage Loan, the fee designated as such and payable to the Special Servicer pursuant to Section 6.13.

          "Liquidation Fee Rate": With respect to each Specially Serviced Mortgage Loan or REO Property as to which a Liquidation Fee is payable, 1.00%.

          "Liquidation Proceeds": Cash (excluding any Insurance Proceeds, Condemnation Proceeds and REO Proceeds) received in connection with the discounted, whole or partial liquidation of a Defaulted Mortgage Loan, whether through the sale or assignment of such Defaulted Mortgage Loan or REO Property, trustee's sale, foreclosure sale or otherwise.

          "Loan Number": The designation of a Mortgage Loan as set forth in the Mortgage Loan Schedule.

          "Loss Mortgage Loan": Any Mortgage Loan (a) as to which a Liquidation Event has occurred resulting in a Realized Loss, or (b) with respect to which a Deficient Valuation has been made or a portion of the principal balance thereof has been otherwise permanently forgiven.

          "MAI": Member of Appraisal Institute.

          "Master Remittance Date": With respect to each Distribution Date, one Business Day preceding such Distribution Date.

          "Master Servicer": Midland Loan Services, Inc., a Delaware corporation, its successor in interest, or any successor servicer appointed as such as herein provided.

          "Master Servicing Fee": As defined in Section 4.12 hereof.

          "Master Servicing Fee Rate": With respect to each Mortgage Loan, the sum of the Basic Master Servicing Fee Rate and the related rate set forth under "Additional Servicing Fee Rate" in the Mortgage Loan Schedule.

          "Maturity Date": With respect to any Mortgage Loan as of any date of determination, the date on which the last payment of principal is due and payable under the related Mortgage Note.

          "MGT": Morgan Guaranty Trust Company of New York, and its successors in interest.

          "Minimum Master Servicing Fee Rate": A rate of 0.01% per annum.

          "Monitoring Certificateholder": Each Holder (or Certificate Owner, if applicable) of a Certificate of a Monitoring Class as certified to the Trustee in the form attached as Exhibit U from time to time by such Holder or Certificate Owner.

          "Monitoring Certificateholder's Option Period": As defined in
Section 6.05(a).

          "Monitoring Class": As defined in Section 11.02(c).

          "Monitoring Class Option Holder": As defined in Section 6.05(a).

          "Monthly Payment": With respect to any Mortgage Loan and any Due Date, the scheduled monthly payment with respect to such Mortgage Loan, including any Escrow Payments but excluding any Balloon Payment, which is payable by a Mortgagor under the related Mortgage Note (or if modified, as modified in accordance with this Agreement) and applicable Law and, with respect to a Balloon Mortgage Loan for which a Balloon Payment is due and has not been made, the monthly payment with respect to such Balloon Mortgage Loan that would be payable on and after the related Maturity Date based on the full amortization schedule determined by the Special Servicer.

          "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note, including the assignment of leases and rents related thereto.

          "Mortgage Loan": Each of the mortgage loans transferred and assigned to the Trustee for the benefit of the Certificateholders pursuant to Section
2.01 or Section 2.02 and from time to time held in the Trust Fund, the Mortgage Loans so held pursuant to Sections 2.01 and 2.02 being identified on the Mortgage Loan Schedule (including, any successor REO Mortgage Loan). As used herein, the term "Mortgage Loan" includes the related Mortgage Note, Mortgage and other security documents contained in the related Mortgage Loan File.

          "Mortgage Loan Documents": With respect to each Mortgage Loan, to the extent applicable, the Mortgage, Mortgage Note, Assignment of Mortgage, Assignment of Leases and Rents (if separate from the Mortgage), any security agreements, any UCC Financing Statements, any intercreditor agreements, the title insurance policy, all surveys, all insurance policies (including all environmental insurance policies), any environmental liabilities agreements, any escrow agreements for improvements, any guaranties related to such Mortgage Loan, any prior assignments of mortgage in the event that the originator is not the originator of record, any collateral assignments of property management agreements and other services agreements required by the applicable commitment and other loan documents and all modification, consolidation and extension agreements, if any.

          "Mortgage Loan File": In connection with any Mortgage Loan, all the documents held or required to be held by the Custodian pertaining to such Mortgage Loan, including the Mortgage Loan Documents, the related appraisal, reports regarding physical and structural characteristics and condition of the related Mortgaged Property, reports regarding environmental condition of the related Mortgaged Property, ground leases, lease subordination agreements and tenant estoppel and related opinions of counsel.

          "Mortgage Loan Purchase Agreements": Collectively, (i) the mortgage loan purchase agreement, dated as of July 1, 2001 between MGT and the Depositor related to the transfer and assignment of the Mortgage Loans listed on Exhibit A thereto; and (ii) the mortgage loan purchase agreement, dated as of July 1, 2001 between CIBC and the Depositor related to the transfer and assignment of the Mortgage Loans listed on Exhibit A thereto. A form Mortgage Loan Purchase Agreement is attached hereto as Exhibit I.

          "Mortgage Loan Schedule": The list of Mortgage Loans transferred to the Trustee as part of the Trust Fund, attached hereto as Exhibit G.

          "Mortgage Loan Sellers": Collectively, MGT and CIBC, each in its capacity as mortgage loan seller under the related Mortgage Loan Purchase Agreement. Any one of the foregoing is referred to herein as a "Mortgage Loan Seller".

          "Mortgage Note": The note or other evidence of indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

          "Mortgage Rate": With respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan in accordance with the terms of the related Mortgage Loan absent default and without giving effect to any Excess Rate on an ARD Loan.

          "Mortgaged Property": The underlying property (including any REO Property) that secures a Mortgage Loan, in each case consisting of a fee simple or leasehold interest in a parcel or parcels of land improved by a commercial and/or multifamily building or facility, together with any personal property, fixtures, leases and other property or rights pertaining thereto.

          "Mortgagor": The obligor or obligors on a Mortgage Note.

          "Most Subordinate Class of Certificates": At the time of determination, the Class to which any Realized Losses would be first allocated as of such time in accordance with Section 7.05.

          "Nonrecoverable Advance": Any Advance previously made or proposed to be made by the Master Servicer, the Special Servicer or the Trustee, as applicable, in respect of a Mortgage Loan, which together with interest thereon, in the reasonable judgment of such Person, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by such Person from net proceeds or collections received solely with respect to such Mortgage Loan or the related Mortgaged Property, including related Liquidation Proceeds, REO Proceeds, Excess Insurance Proceeds, Excess Condemnation Proceeds and escrowed amounts.

          "Nonrecoverable Advance Certificate": A certificate signed by a Servicing Officer setting forth the determination of a Nonrecoverable Advance, and accompanied by the procedures and considerations of the Master Servicer or the Special Servicer, as applicable, forming the basis of such determination (including, without limitation, information such as related income and expense statements, rent rolls, occupancy status, property inspections, and an Independent MAI appraisal of the related Mortgaged Property obtained within the preceding twelve months).

          "Non-United States Person": Any person other than a United States Person.

          "Non-U.S. Treasury Net Prepayment Premium": With respect to any Distribution Date, any Allocated Net Prepayment Premiums for such Distribution Date which are not U.S. Treasury Net Prepayment Premiums.

          "NRSRO": A nationally recognized statistical rating organization.

          "Officers' Certificate": With respect to any Servicer, a certificate signed by a Servicing Officer of such Servicer.

          "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor, the Master Servicer or Special Servicer, acceptable and delivered to the Trustee, except that any opinion of counsel relating to (a) the qualification of the Trust Fund as a REMIC, (b) compliance with the REMIC Provisions, or (c) any actions or duties which can not be undertaken or are no longer permitted under applicable law, must be an opinion of counsel who is in fact Independent.

          "Option Holder": As defined in Section 6.05.

          "Option Price": As defined in Section 6.05.

          "Original Class Balance": As to any Class of Certificates with a Class Balance, the Original Class Balance set forth in the Preliminary Statement.

          "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

          "P&I Advance": Any amounts identified in Section 4.05(a) as a P&I Advance.

          "Pass-Through Rate": With respect to any Distribution Date and any Class, other than the Class X and the Residual Certificates, a per annum rate equal to the corresponding Pass-Through Rate as set forth in the Preliminary Statement. With respect to any Distribution Date and the Class X Certificates, a per annum rate equal to the corresponding Pass-Through Rate as set forth in the definitions of "Class X1 Components" and "Class X2 Components". The Residual Certificates will not have a Pass-Through Rate.

          "Payment Reserve": With respect to a Mortgage Loan, the amount, if any, of principal and interest payable thereon required, pursuant to the related Mortgage Loan Documents, to be deposited into an escrow account to cover a portion of the related Mortgagor's debt service obligations thereunder.

          "Percentage Interest": With respect to any Class of Certificates, the portion of the relevant Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Certificate Balance or initial notional amount of such Certificate as of the Delivery Date, as specified on the face thereof, and the denominator of which is the Original Class Balance or Class Notional Amount of the relevant Class.

          "Permitted Investments": Any one or more of the obligations and securities listed below that provide for a date of maturity of not more than 30 days but in any event not later than the date prior to the date such funds will be required to be distributed:

                      (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                      (ii) federal funds, demand and time deposits in, unsecured certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) which are rated at least "A-1+" by S&P and "F-1+" by Fitch;

                      (iii) commercial or finance company paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 270 days after the date of issuance thereof) that has the Required Rating for short-term debt;

                      (iv) repurchase obligations with respect to any security described in clause (i) above entered into with a depository institution or trust company (acting as principal) meeting the rating standards described in clause (ii) above and having maturities of not more than 365 days;

                      (v) units of investment funds (including money market funds) rated in the highest long-term category by Fitch and S&P or if not rated by Fitch and S&P then otherwise approved by Fitch and S&P; and

                      (vi) any other obligation or security acceptable to each Rating Agency, as indicated in writing, that would not result in a downgrading, qualification (if applicable) or withdrawal of the ratings then assigned to the Certificates;

provided, however, that no such instrument shall be a Permitted Investment (v) if such instrument evidences a right to receive either (A) only interest payments with respect to the obligations underlying such instrument or (B) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations; (w) if its terms do not have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change; (x) to the extent rated, an "r" highlighter is affixed to its rating; (y) to the extent the related interest rate is variable, interest thereon is not tied to a single interest rate index plus a single fixed spread (if any), or does not move proportionately with that index; or (z) if such instrument is purchased at a premium over par. Any obligations or securities described above of the Trustee, in its commercial capacity, if otherwise qualified, shall be Permitted Investments hereunder.

          "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability corporation, limited liability company, limited liability partnership, or government or any agency or political subdivision thereof.

          "Phase I": A Phase I environmental site assessment report prepared in accordance with the American Society of Testing Material's Standard E 1527-94, as amended, and including radon and asbestos reports.

          "PNC": PNC Bank, National Association.

          "Pool Factor": With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the aggregate Class Balance of the Certificates, after giving effect to distributions made or to be made on such Distribution Date and the denominator of which is the aggregate original Class Balance of the Certificates.

          "Prepayment Assumption": With respect to all Mortgage Loans other than the ARD Loans, it is assumed for purposes of Section 3.11(o) that there are no prepayments on the

Mortgage Loans. With respect to all ARD Loans, it is assumed for purposes of
Section 3.11(o) that the ARD Loans will be fully prepaid on their related Anticipated Repayment Dates.

          "Prepayment Interest Excess": With respect to any Distribution Date, for each Mortgage Loan that was subject to a Principal Prepayment in full or in part prior to the related Determination Date and after the preceding Due Date, the amount of interest accrued at the Remittance Rate for such Mortgage Loan on the amount of such Principal Prepayment during the period from and after such Due Date, to the extent collected.

          "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was subject to a Principal Prepayment in full or in part after the related Determination Date and prior to the following Due Date, the amount of interest that would have accrued at the Remittance Rate for such Mortgage Loan on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to the unpaid principal balance of the Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

          "Prepayment Premium": Any premium, penalty or fee paid or payable, as set forth in the related Mortgage Note, by a Mortgagor in connection with a Principal Prepayment.

          "Primary Servicing Fees": The monthly fee payable by the Master Servicer from the Master Servicing Fee to each Initial Subservicer, which monthly fee accrues at the rate per annum specified as such in the Mortgage Loan Schedule.

          "Prime Rate": As of any day, the per annum rate reported in the "Money Rates" section of The Wall Street Journal on the immediately preceding Business Day as the prime rate.

          "Principal Distribution Amount": With respect to any Distribution Date an amount equal to, in each case to the extent not previously advanced, the aggregate of (a) all scheduled payments of principal (other than Balloon Payments) due on the Mortgage Loans on the related Due Date whether or not received and all scheduled Balloon Payments received during the related Remittance Period, (b) if the scheduled Balloon Payment is not received, with respect to any Balloon Loans on and after the Maturity Date thereof, the principal payment that would need to be received in the related month in order to fully amortize such Balloon Loan with level monthly payments by the end of the term used to derive scheduled payments of principal due prior to the related Maturity Date, (c) to the extent not previously advanced, any unscheduled principal recoveries received during the related Remittance Period in respect of the Mortgage Loans, whether in the form of Liquidation Proceeds, Excess Insurance Proceeds, Excess Condemnation Proceeds, REO Proceeds, amounts received as a result of the purchase of any Mortgage Loan out of the Trust Fund or receipt of overdue payments, and (d) any other portion of the Adjusted Available Distribution Amount remaining undistributed after payment of any interest payable on the Certificates pursuant to clause (xxiii) of Section 7.02(a) for the related or any prior Distribution Date, including any Prepayment Interest Excess not offset by any Prepayment Interest Shortfall occurring during the related Remittance Period or otherwise required to reimburse the Master Servicer and interest distributions on the Mortgage Loans, in excess of interest distributions on the Certificates, resulting from the allocation of amounts described in this clause (d) to principal distributions on the Certificates.

          "Principal Prepayment": Any payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          "Private Certificates": The Class X1, Class X2, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class NR, Class R-I, Class R-II and Class R-III Certificates.

          "Property Improvement Expenses": Any costs and expenses for repairs, replacements or improvements which the Special Servicer deems advisable under the circumstances, but only to the extent that they are paid to third Persons in arms' length arrangements, which Persons may, to the extent expressly approved in the related Asset Strategy Report, be Affiliates who are generally in the business of providing such goods and services, and that such expenses are reasonable for the types of goods or services provided in the geographical area in which such goods or services are provided, designed to maintain or improve the value of a Mortgaged Property or REO Property but not immediately necessary to operate it, that are incurred for the purpose of facilitating the sale of the related Specially Serviced Mortgage Loan or REO Property and maximizing the proceeds thereof, including but not limited to the following:
(a) cosmetic improvements such as painting and landscaping; (b) build-out or modification to suit a particular prospective or actual tenant or buyer; (c) replacement of items which are obsolescent or wearing out but which may not be dysfunctional; and (d) moneys paid to a tenant or buyer for a purpose similar to a Property Improvement Expense.

          "Property Inspection Report": The report prepared pursuant to
Section 4.09(a) hereof substantially in the form of Exhibit M.

          "Property Protection Expenses": The following costs and expenses, but, with respect to items (b) through (n) below, only to the extent that they are paid to third persons in arms' length arrangements, which Persons may, to the extent expressly approved in the related Asset Strategy Report, be Affiliates who are generally in the business of providing such goods and services, and that such expenses are reasonable for the types of goods or services provided in the geographical area in which such goods or services are provided: (a) real estate taxes, assessments and similar charges; (b) premiums for insurance; (c) utility costs; (d) payments required under service contracts, including but not limited to service contracts for heating, ventilation and air conditioning systems, elevators, landscape maintenance, pest extermination, security, model furniture, swimming pool service, trash removal, answering service, credit checks and monitoring the satisfaction of real estate tax assessments and the designation from time to time of special flood hazard areas; (e) payroll costs and benefits for on-site maintenance personnel, including but not limited to housekeeping employees, porters and general maintenance and security employees; (f) property management fees; (g) usual and customary leasing and sales brokerage expenses and commissions and other costs and expenses associated with marketing, selling or otherwise disposing of Specially Serviced Mortgage Loans or REO Properties including, without limitation, marketing brochures, auction services, reasonable legal fees, surveys, title insurance premiums and other title company costs; (h) permits, licenses and registration fees and costs; (i) any expense necessary in order to prevent or cure a breach under a lease, contract or agreement, if the consequences of failure to prevent or cure could, in the sole judgment of the Special Servicer, have a material adverse effect with respect to the Mortgage Loan, REO Property or Mortgaged Property; (j) any expense necessary in order to prevent or cure a material violation of any applicable law, regulation, code or ordinance with respect to any Mortgaged Property, including without limitation any environmental remediation; (k) costs and expenses of appraisals, valuations, surveys, inspections, environmental assessments, credit reports, or market studies (including, in each case, review thereof); (l) transportation, lodging and other travel related costs incurred by the Special Servicer in performing its duties under this Agreement, provided that the travel expenses of the Special Servicer's employees providing services under this Agreement shall be limited to the lesser of actual expenses or a reasonable budgeted amount for each calendar year; (m) other such reasonable marketing, legal, accountants, expert witness fees and other fees and expenses incurred by the Special Servicer in connection with the enforcement, collection, foreclosure, management and operation of Specially Serviced Mortgage Loans or REO Properties, the bankruptcy of any related Mortgagor, and the performance of their servicing duties under this Agreement; and (n) such other expenses as are reasonable and immediately necessary to operate, maintain, preserve or protect the Mortgaged Property or REO Property.

          "Purchase Option": As defined in Section 6.05.

          "Purchase Option Notice": As defined in Section 6.05.

          "Purchase Price": With respect to any Mortgage Loan to be purchased pursuant to Section 2.02(c), Section 2.04 or any REO Property to be purchased pursuant to Section 6.05(b), the outstanding principal balance thereof as of the date of purchase, together with (i) all accrued and unpaid interest at the Mortgage Rate on such Mortgage Loan to but not including the date of purchase,
(ii) all related Servicing Advances for which the Trust Fund or the related Servicer has not been reimbursed and (iii) all accrued interest on related Advances, Basic Special Servicing Fees, and any Additional Trust Fund Expense, in each case allocable to such Mortgage Loan and unpaid to the Trust Fund, including any expense arising out of the enforcement of the repurchase obligation and any costs and Liquidation Fees associated with such repurchase.

          "Qualified Insurer": An insurance company:

                      (a)(i) duly authorized and, if required, licensed in such state to transact the applicable insurance business and to write the insurance provided;

                      (ii) whose claims paying ability is rated either (A) not less than (x) the lower of "A" or one rating category below the highest rating for the outstanding Certificates, but not less than "A", by S&P, if rated by S&P and (y) "A" by Fitch, if rated by Fitch, or (B) "A-(IX)" by AM Best, Inc.; and

                      (iii) with respect to any insurance required pursuant to Section 6.03(b), duly qualified as such under the laws of the state in which the related Mortgaged Property is located; or

               (b) acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such Qualified Insurer will not result in a downgrading, qualification (if applicable) or withdrawal of the ratings then assigned to the Certificates).

          "Rated Final Distribution Date": The Distribution Date in April 2034, which is the first Distribution Date succeeding the second anniversary of the date at which the Stated Principal Balance of all the Mortgage Loans would be reduced to zero, assuming no prepayments, defaults or delinquencies, and that the Mortgage Loans which are Balloon Mortgage Loans or ARD Loans fully amortize according to their amortization schedule without a Balloon Payment or final payment on the Anticipated Repayment Date, respectively.

          "Rating Agency": Each of Fitch and S&P.

          "Realized Loss": With respect to any Distribution Date and each Loss Mortgage Loan (or REO Mortgage Loan) as to which a Final Recovery Determination has occurred during the related Collection Period, an amount (not less than zero) equal to (i) the outstanding principal balance of the Loss Mortgage Loan (or REO Mortgage Loan) as of the beginning of the Collection Period, plus (ii) all accrued and unpaid interest on related Advances, plus (iii) all accrued and unpaid interest without taking the items in (iv) into account, minus (iv) the proceeds, if any, received prior to the Determination Date immediately preceding such Distribution Date, to the extent applied as recoveries of interest and to principal of the Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

          "Record Date": With respect to any Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs, except for the first Distribution Date in which case the Delivery Date will be the Record Date.

          "REMIC": A "real estate mortgage investment conduit" as defined in
Section 860D of the Code.

          "REMIC I": The segregated pool of assets subject hereto, constituting the trust created hereby and to be administered hereunder, consisting of: (a) the Mortgage Loans as from time to time are subject to this Agreement and all payments under and proceeds of the Mortgage Loans received after the Cut-off Date (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date), together with all documents included in the related Mortgage Loan File; (b) such funds or assets as from time to time are deposited in the Certificate Account (other than funds collected in respect of Excess Interest and Default Interest); (c) such funds or assets as from time to time are deposited in the Collection Account, Escrow Account or REO Account; (d) any REO Property; and (e) the rights of the mortgagee under all Insurance Policies with respect to the Mortgage Loans listed on the Mortgage Loan Schedule.

          "REMIC I Uncertificated Interests": Each of the one hundred fifty-two interests with a principal balance and interest rate equal to that of one of the Mortgage Loans.

          "REMIC II": A segregated pool of assets consisting of one hundred fifty-two uncertificated regular interests issued under REMIC I.

          "REMIC II Uncertificated Interests": Each of Uncertificated Interest I, Uncertificated Interest II, Uncertificated Interest IIIA, Uncertificated Interest IIIB, Uncertificated Interest IV, Uncertificated Interest V, Uncertificated Interest VI, and Uncertificated Interest VII, Uncertificated Interest VIII, Uncertificated Interest IX, Uncertificated Interest X, Uncertificated Interest XI, Uncertificated Interest XII, Uncertificated Interest XIII, Uncertificated Interest XIV and Uncertificated Interest XV.

          "REMIC III": A segregated pool of assets consisting of Uncertificated Interest I, Uncertificated Interest II, Uncertificated Interest III, Uncertificated Interest IV, Uncertificated Interest V, Uncertificated Interest VI, Uncertificated Interest VII, Uncertificated Interest VIII, Uncertificated Interest IX, Uncertificated Interest X, Uncertificated Interest XI and Uncertificated Interest XII.

          "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final Treasury regulations and any rulings promulgated thereunder, as the foregoing may be in effect from time to time.

          "Remittance Period": For any Distribution Date is the period beginning after a Determination Date in the immediately preceding month (or the Cut-off Date, in the case of the first Distribution Date) through the related Determination Date.

          "Remittance Rate": With respect to any Mortgage Loan, the per annum rate equal to the excess of the related Mortgage Rate (without giving affect to any modification or other reduction thereof following the Cut-off Date) over the related Servicing Fee Rate. For this purpose, if the related Mortgage Rate is calculated other than on the basis of a 360-day year consisting of twelve 30-day months (a "30/360 basis"), such Mortgage Rate will be recalculated on a 30/360 basis (except for Remittance Rates for the one-month periods preceding the Due Dates in January of each calendar year that is not a leap year and February); provided, however, that with respect to the Interest Reserve Loans, (i) the Remittance Rate for the one-month period preceding the Due Dates in (a) January of each calendar year that is not a leap year and (b) February of each calendar year, will be determined net of the Withheld Amounts and (ii) the Remittance Rate for the one-month period preceding the Due Dates in March of each calendar year will be determined after taking into account the addition of the Withheld Amount.

          "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

          "REO Account": One or more accounts established pursuant to Section 6.06.

          "REO Acquisition": The acquisition by the Special Servicer on behalf of the Trustee for the benefit of the Certificateholders of any Mortgaged Property.

          "REO Mortgage Loan": Any Mortgage Loan as to which the related Mortgaged Property has been acquired by the Special Servicer on behalf of the Trustee through foreclosure or by deed in lieu of foreclosure, until the Special Servicer has determined that all amounts that it reasonably expects to recover from or on account of such Mortgage Loan have been recovered, whether from Condemnation Proceeds, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or otherwise (in which case such Mortgage Loan shall no longer be an REO Mortgage Loan).

          "REO Proceeds": Proceeds (net of any directly related expenses, including without limitation, Property Protection Expenses and Property Improvement Expenses, incurred by the Special Servicer for the proper operation, management and maintenance of the related REO Property) received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) and cash received in connection with the final liquidation of the related REO Property.

          "REO Property": A Mortgaged Property acquired by the Special Servicer on behalf of the Trust Fund through foreclosure or by deed in lieu of foreclosure.

          "REO Tax": As defined in Section 6.04(e).

          "Repair and Remediation Reserve": With respect to any Mortgage Loan, the amounts required to be paid by the Mortgagor, pursuant to the Mortgage Loan Documents, contemporaneously with the execution thereof, for payment of costs and expenses relating to certain maintenance, repairs and/or remedial or corrective work.

          "Replacement Reserve": With respect to any Mortgage Loan, the amounts required to be paid by the Mortgagor pursuant to the Mortgage Loan Documents for payment of costs and expenses in connection with the performance of work on the roofs, chimneys, gutters, downspouts, paving, curbs, ramps, driveways, balconies, porches, patios, exterior walls, exterior doors and doorways, windows, elevators and mechanical and HVAC equipment or other repairs on the related Mortgaged Property.

          "Replacement Special Servicer": As defined in Section 6.16.

          "Request for Release and Receipt of Documents": A written Request for Release and Receipt of Documents, substantially in the form of Exhibit Y.

          "Required Appraisal Date": With respect to any Mortgage Loan, the date within 60 days of (a) any Collateral Value Adjustment Event or (b) the occurrence of any event giving rise to a subsequent Collateral Value Adjustment (including the delinquency referred to in clause (iii) of the last sentence of the definition of "Collateral Value Adjustment") more than twelve months after an appraisal was obtained with respect to a previous Collateral Value Adjustment; provided, that if the Collateral Value Adjustment Event relates to an uncured delinquency the Required Appraisal Date will be the date which is 120 days after the date of such delinquency.

          "Required Rating": The following ratings:

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

               (a) with respect to commercial paper, short-term debt obligations or other short-term deposits, "A-1" by S&P and "F-1" by Fitch; or

               (b) with respect to long-term debt obligations, the long-term rating of "A" by Fitch and "A" by S&P.

          "Residual Certificate": Any of the Class R-I, Class R-II or Class R-III Certificates.

          "Responsible Officer": When used with respect to the Trustee, any officer assigned to and working in its corporate trust department and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Restricted Period": The period of 40 consecutive days from the later of (i) the day on which the Certificates are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the Delivery Date.

          "Revised Rate": With respect to any ARD Loan, the increased interest rate after the Anticipated Repayment Date (in the absence of a default) for each applicable Mortgage Loan, as calculated and as set forth in the related Mortgage Loan Documents.

          "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

          "Security Agreement": With respect to any Mortgage Loan, any security agreement or equivalent instrument, whether contained in the related Mortgage or executed separately, creating in favor of the holder of such Mortgage a security interest in the personal property constituting security for repayment of such Mortgage Loan.

          "Servicer": The Master Servicer or the Special Servicer, as applicable.

          "Servicing Advance": Any expenses identified in this Agreement as a Servicing Advance which are incurred by the Master Servicer consistent with Accepted Master Servicing Practices or by the Special Servicer consistent with Accepted Special Servicing Practices, as applicable, with respect to any Mortgage Loan.

          "Servicing Fee": With respect to any Mortgage Loan, the Master Servicing Fee and/or the Basic Special Servicing Fee, as applicable.

          "Servicing Fee Rate": With respect to any Mortgage Loan, shall equal the sum of the related Master Servicing Fee Rate and the Trustee Fee Rate.

          "Servicing Officer": With respect to any Servicer, any Assistant Treasurer, Assistant Secretary, Assistant Vice President, Vice President or other employee of such Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans under this Agreement and authorized to act on behalf of such Servicer, as designated by inclusion on a list of such Persons furnished to the Trustee and each other Servicer by the related Servicer, as such list may from time to time be amended.

          "Servicing Transfer Date": The date after the occurrence of a Servicing Transfer Event on which the Special Servicer receives the information, documents and records required to be delivered thereto pursuant to Section 6.02(c).

          "Servicing Transfer Event": The occurrence of any of the following with respect to a Mortgage Loan: (i) such Mortgage Loan becomes a Defaulted Mortgage Loan; (ii) the related Mortgagor has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency or similar proceeding, or the Mortgagor has become the subject of a decree or order for such proceeding which shall have remained in force undischarged, undismissed or unstayed for a period of 60 days; (iii) the Master Servicer or the Special Servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property; (iv) the related Mortgagor admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; (v) any other default has occurred which has materially and adversely affected the value of the related Mortgaged Loan and has continued unremedied for the applicable grace period specified in the related Mortgage or Mortgage Note, as applicable; (vi) the related Mortgaged Property becomes REO Property; (vii) if for any reason, the Mortgaged Property is transferred and an assumption agreement pursuant to
Section 4.08 cannot be entered into; or (viii) the Master Servicer has determined in its reasonable judgment that a default in the making of any payment under the related Mortgage Loan is likely to occur within 30 days and is likely to remain uncured for at least 60 days, or in the case of a Balloon Mortgage Loan at least 90 days.

          "Single-Purpose Entity" or "SPE": A person, other than an individual, whose organizational documents provide that it is formed solely for the purpose of assuming a Mortgage Loan and owning and pledging Defeasance Collateral; does not engage in any business unrelated to such Mortgage Loan and Defeasance Collateral; does not have any assets other than those related to its interest in the Mortgage Loan and Defeasance Collateral or any indebtedness other than as permitted by the related Mortgage; maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; conducts business in its own name and uses separate stationery, invoices and checks; does not guarantee or assume the debts or obligations of any other person; does not commingle its assets or funds with those of any other person; transacts business with affiliates on an arm's length basis pursuant to written agreements; holds itself out as being a legal entity, separate and apart from any other person. The SPE's organizational documents must provide that any dissolution and winding up or insolvency filing for such entity requires the unanimous consent of all partners or members, as applicable, and that such documents may not be amended with respect to the Single-Purpose Entity requirements during the term of the Mortgage Loan.

          "Sole Certificateholder(s)": Any Holder or group of Holders, as the case may be, of 100% of the Private Certificates.

          "Specially Serviced Mortgage Loan": Any Mortgage Loan, and, at the Directing Certificateholder's option, any Cross Collateralized Loan that is cross-collateralized with such Mortgage Loan, with respect to which a Servicing Transfer Event has occurred and which has not ceased to be a Specially Serviced Mortgage Loan pursuant to Section 6.12.

          "Special Servicer": First Union, its successor in interest, or any successor servicer appointed as such as herein provided.

          "Startup Day": The Delivery Date.

          "State Tax Laws": The laws of the states of New York and Massachusetts as well as any state the applicability of which to the Trust or the REMICs shall have been confirmed to the Trustee in writing either by the delivery to the Trustee of an Opinion of Counsel to such effect (provided that the Trustee shall have no obligation to seek or pay for any such Opinion of Counsel), or by the delivery to the Trustee of a written notification to such effect by the taxing authority of such state.

          "Stated Principal Balance": With respect to any Mortgage Loan (other than an REO Mortgage Loan), as of any date of determination, (a) the Cut-off Date Balance, minus (b) the sum, without duplication, of:

                      (i) the principal portion of each Monthly Payment and Balloon Payment due on such Mortgage Loan after the Cut-off Date, to the extent received from the Mortgagor or advanced and distributed to Certificateholders before such date of determination;

                      (ii) all Principal Prepayments received with respect to such Mortgage Loan after the Cut-off Date, to the extent distributed to Certificateholders before such date of determination;

                      (iii) the principal portion of unscheduled payments (other than Principal Prepayments) including all Insurance Proceeds and Liquidation Proceeds received with respect to such Mortgage Loan after the Cut-off Date, to the extent distributed to Certificateholders before such date of determination; and

                      (iv) any reduction in the outstanding principal balance of such Mortgage Loan resulting from the allocation of a Realized Loss.

With respect to any REO Mortgage Loan, as of any date of determination, an amount (not less than zero) equal to (x) the Stated Principal Balance of the related Mortgage Loan as of the date of the related REO Acquisition, minus (y) the sum of:

                      (i) the principal portion of each P&I Advance made with respect to such REO Mortgage Loan that was distributed to Certificateholders before such date of determination;

                      (ii) the principal portion of all Insurance Proceeds, Liquidation Proceeds and REO Proceeds received with respect to such REO Mortgage Loan, to the extent distributed to Certificateholders before such date of determination; and

                      (iii) any reduction in the outstanding principal balance of such Mortgage Loan resulting from the allocation of a Realized Loss.

A Mortgage Loan shall be deemed to be part of the Trust Fund and to have an outstanding Stated Principal Balance through and including the Distribution Date on which the proceeds, if any, received in connection with a Liquidation Event in respect thereof are to be distributed to Certificateholders.

          "Tax Matters Person": The "tax matters person" (as defined in the REMIC Provisions) of each REMIC created hereunder.

          "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal or State Tax Laws.

          "Tenant Improvement and Leasing Commissions Reserve": With respect to any Mortgage Loan, the amounts required to be paid by the Mortgagor pursuant to the Mortgage Loan Documents to refit and release either vacant space or blocks of space anticipated to be vacated during the term of financing.

          "Transfer Date": With respect to any Mortgage Loan, shall have the meaning set forth herein.

          "Transferable Servicing Interest": Subject to reduction by the Trustee pursuant to Section 4.12, the amount by which the Master Servicing Fees otherwise payable to the Master Servicer hereunder exceed the sum of (i) the Primary Servicing Fees and (ii) the amount of such Master Servicing Fees calculated using the Minimum Master Servicing Fee Rate.

          "Trust Fund": REMIC I, REMIC II and REMIC III.

          "Trustee": Wells Fargo Bank Minnesota, N.A., a national banking association or its successor in interest in its capacity as Trustee hereunder, or any successor trustee appointed as herein provided.

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

          "Trustee Fee": The fee payable to the Trustee in accordance with
Section 11.08(a).

          "Trustee Fee Rate": Shall have the meaning set forth in Section 11.08(a).

          "UCC Financing Statement": A financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in the relevant jurisdiction, or, in the case of Louisiana or the Commonwealth of Puerto Rico, the comparable provisions of Louisiana or Puerto Rico law, as applicable.

          "Uncertificated Interest I": An interest in REMIC II with a principal balance equal to the Class Balance of the Class A1 Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated Interest II": An interest in REMIC II with a principal balance equal to the Class Balance of the Class A2 Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated Interest IIIA": An interest in REMIC II with a principal balance equal to the excess of the Class Balance of the Class A3 Certificates over $431,000,000 which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated Interest IIIB": An interest in REMIC II with a principal balance equal to the lesser of the Class Balance of the Class A3 Certificates and $431,000,000 which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated Interest IV": An interest in REMIC II with a principal balance equal to the Class Balance of the Class B Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated Interest V": An interest in REMIC II with a principal balance equal to the Class Balance of the Class C Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated Interest VI": An interest in REMIC II with a principal balance equal to the Class Balance of the Class D Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated Interest VIIA": An interest in REMIC II with a principal balance equal to the excess of the Class Balance of the Class E Certificates over $22,500,000 which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated Interest VIIB": An Interest in REMIC II with a principal balance equal to the lesser of the Class Balance of the Class E Certificates and $22,500,000 which accrues interest at the Weighted Average Remittance Rate.

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

          "Uncertificated Interest VIII": An interest in REMIC II with a principal balance equal to the Class Balance of the Class F Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated Interest IX": An interest in REMIC II with a principal balance equal to the Class Balance of the Class G Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated Interest X": An interest in REMIC II with a principal balance equal to the Class Balance of the Class H Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated Interest XI": An interest in REMIC II with a principal balance equal to the Class Balance of the Class J Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated Interest XII": An interest in REMIC II with a principal balance equal to the Class Balance of the Class K Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated Interest XIII": An interest in REMIC II with a principal balance equal to the Class Balance of the Class L Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated Interest XIV": An interest in REMIC II with a principal balance equal to the Class Balance of the Class M Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Uncertificated Interest XV": An interest in REMIC II with a principal balance equal to the Class Balance of the Class NR Certificates which accrues interest at the Weighted Average Remittance Rate.

          "Underwriter": Each of J.P. Morgan Securities Inc., CIBC World Markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc.

          "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia (except in the case of a partnership, to the extent provided in regulation under the Code), or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust as defined in ss.7701(a)(30) of the Code.

          "U.S. Treasury Net Prepayment Premium": With respect to any Mortgage Loan and any Distribution Date, any Allocated Net Prepayment Premiums for such Distribution Date calculated under the related Mortgage Loan Documents by reference to a U.S. Treasury rate.

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

          "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times during the term of this Agreement, 97.0% of all the Voting Rights shall be allocated among the Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M and Class NR Certificates in proportion to the respective Class Balances, 1.00% of all Voting Rights shall be allocated to the Class X1 Certificates, 1.00% of all Voting Rights shall be allocated to the Class X2 Certificates, and 0.33% of all Voting Rights shall be allocated to each of the Class R-I, Class R-II and Class R-III Certificates. Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates. Allocations of Realized Losses and any other event which changes such Class Balance will result in a corresponding change to such Class' Voting Rights. Collateral Value Adjustments will not result in a change to a Class' Voting Rights.

          "Weighted Average Remittance Rate": With respect to any Distribution Date, the rate per annum equal to the weighted average, expressed as a percentage and rounded to four decimal places, of the Remittance Rates in effect for the Mortgage Loans as of the commencement of the related Collection Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans outstanding immediately following the Distribution Date in the related Collection Period.

          "Withheld Amount": With respect to (a) each Interest Reserve Loan and (b) each Distribution Date occurring in (i) January of each calendar year that is not a leap year and (ii) February of each calendar year, an amount equal to one day's interest at the related Mortgage Rate (less any Master Servicing Fee and Trustee Fee payable therefrom) on the respective Stated Principal Balance as of the Due Date in the month in which such Distribution Date occurs, to the extent that a Monthly Payment or P&I Advance is made in respect thereof.

          "Workout Fee": With respect to each Corrected Mortgage Loan, the fee designated as such and payable to the Special Servicer pursuant to Section 6.13.

          "Workout Fee Rate": With respect to each Corrected Mortgage Loan as to which a Workout Fee is payable, 1.00%.

          Section 1.02 Calculations.

          Unless otherwise specified herein or in the related Mortgage Loan Documents, all calculations described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

          Section 1.03 Rules of Construction.

          Any action or delivery which is required pursuant to the terms hereof which falls on a day which is not a Business Day will be due on the immediately following Business Day, except as otherwise expressly provided herein.

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

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

          Section 2.01 Conveyance of Mortgage Loans.

          (a) The Depositor, concurrently with the execution and delivery hereof, does hereby establish the Trust Fund, appoint the Trustee as trustee of the Trust Fund and assign to the Trustee without recourse all the right, title and interest of the Depositor, in, to and under the mortgage loans identified on the Mortgage Loan Schedule (the "Mortgage Loans"), including any security interest therein for the benefit of the Depositor, and all other assets included or to be included in the Trust Fund, to be held in trust for the benefit of the Certificateholders. Such assignment includes all interest and principal received or receivable on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date). The transfer of the Mortgage Loans and related property accomplished hereby is absolute and, notwithstanding Section 13.07, is intended by the parties to constitute a sale.

          (b) In connection with the Depositor's assignment, the Depositor does hereby deliver to, and deposit with, the Trustee, as the initial Custodian, the following documents or instruments (or copies thereof as permitted by this Section) for each Mortgage Loan so assigned:

                       (i) the original or, if accompanied by a "lost note" affidavit and indemnity, a copy of the Mortgage Note, executed by the related Mortgagor and endorsed by the applicable Mortgage Loan Seller or the prior holder of record, in blank or to the order of "Wells Fargo Bank Minnesota, N.A., as Trustee for J.P. Morgan Chase Commercial Mortgage Securities Corp. Mortgage Pass-Through Certificates Series 2001-CIBC2" and showing a complete chain of endorsements from the originator;

                       (ii) the original Mortgage, and any intervening assignments (or certified copies of such assignments) thereof, in each case with evidence of recording indicated thereon, or certified copies thereof if not returned from the applicable recording office;

                       (iii) originals or certified copies of any related Assignment of Leases and Rents and any related Security Agreement (if, in either case, such item is a document separate from the Mortgage), any intervening assignments of each such document or instrument, and any related UCC Financing Statements;

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

                       (iv) an original assignment of the Mortgage, executed by the related Mortgage Loan Seller or the prior holder of record in blank or to the order of the Trustee, with the assignment to the Trustee in the following form: "Wells Fargo Bank Minnesota, N.A., as Trustee for J.P. Morgan Chase Commercial Mortgage Securities Corp. Mortgage Pass-Through Certificates Series 2001-CIBC2", in complete and recordable form, including recording information; provided, however, that if the underlying Mortgage has not been returned by the applicable recording jurisdiction, recording information related thereto may be provided by the related Mortgage Loan Seller immediately upon receipt subsequent to the Delivery Date; provided, further, that if the related Mortgage Loan Seller is obligated to forward the original assignment of Mortgage to the applicable recording jurisdiction for recording, such Mortgage Loan Seller may deliver to the Trustee a certified copy of such assignment of Mortgage;

                       (v) assignments in complete and recordable form of any related Assignment of Leases and Rents and any related Security Agreement (if, in either case, such item is a document separate from the Mortgage), executed by the related Mortgage Loan Seller or the prior holder of record in blank or to the order of the Trustee, with the assignment to the Trustee in the following form: "Wells Fargo Bank Minnesota, N.A., as Trustee for J.P. Morgan Chase Commercial Mortgage Securities Corp. Mortgage Pass-Through Certificates Series 2001-CIBC2", in complete and recordable form, including recording information; provided, however, that if the underlying Assignment of Leases and Rents or Security Agreement, as applicable, has not been returned by the applicable recording jurisdiction, recording information related thereto may be provided by the related Mortgage Loan Seller immediately upon receipt subsequent to the Delivery Date; provided, further, that if the related Mortgage Loan Seller is obligated to forward the original assignment of Assignment of Leases and Rents or Security Agreement, as applicable, to the applicable recording jurisdiction for recording, such Mortgage Loan Seller may deliver to the Trustee a certified copy of such assignment of Assignment of Leases and Rents or Security Agreement, as applicable;

                       (vi) originals or certified copies of all assumption, modification and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage

                              Note have been modified or the Mortgage or Mortgage Note has been assumed with evidence of recording;

                       (vii) the original lender's title insurance policy issued in connection with the origination of such Mortgage Loan or, with respect to each Mortgage Loan not covered by a lender's title insurance policy, an attorney's opinion of title given by an attorney licensed to practice law in the jurisdiction where the related Mortgaged Property is located;

                       (viii) with respect to any Mortgage Loan secured by a
                              leasehold interest, a certified copy of the related ground lease and any amendments and modifications thereto and ground lease estoppel;

                       (ix) with respect to any Mortgage Loan secured by a leasehold interest, either (i) the originals of all intervening assignments of the leasehold interest, with evidence of recording thereon,
                              (ii) copies of such assignments certified by a title company or escrow company to be true and complete copies thereof where the originals have been transmitted for recording until such time as the originals are returned by the public recording office or (iii) copies of such assignments certified by the public recording offices where such assignments were recorded to be true and complete copies thereof in those instances where the public recording offices retain the original or where the original recorded assignments are lost;

                       (x) either (i) originals or copies of the UCC Financing Statements and any related continuation statements, each showing the Mortgagor as debtor and the originator as secured party and each with evidence of filing thereon, together with a copy of each intervening UCC-2 or UCC-3 financing statement showing a complete chain of assignment from the secured party named in such UCC Financing Statement to the Trustee with evidence of filing thereon disclosing the assignment to the Trustee of the security interest in the personal property securing the Mortgage Loan or (ii) copies of such financing statements certified to be true and complete copies thereof in instances where the original financing statements have been sent to the appropriate public filing office for filing;

                       (xi)   any original appraisal;

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

                       (xii) any escrow, guarantee, insurance policy, environmental liability agreement, environmental insurance policy, intercreditor agreement, management agreement, or lockbox arrangement, in each case if any such document exists;

                       (xiii) the original standby letter of credit, if any,
                              together with any original assignment thereof;

                       (xiv) any original Phase I or other environmental assessment;

                       (xv) the original franchise agreement (or, if the original has been retained by the related Mortgagor, a copy certified by such Mortgagor to be true and correct) and franchisor comfort letter(s), if any;

                       (xvi) any collateral assignments of property management agreements and other servicing agreements; and

                       (xvii) a list related to such Mortgage Loan indicating
                              the related Mortgage Loan Documents included in the related Mortgage Loan File.

          If the related Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original of the related lender's title insurance policy referred to in clause (vii) above solely because such policy has not yet been issued, the delivery requirements of this Section 2.01(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the related Mortgage Loan Seller shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Delivery Date, a commitment for title insurance "marked-up" at the closing of such Mortgage Loan marked as binding and executed by the title insurer or its agent (or a "marked-up" report of title together with the corresponding escrow or similar agreement, accepted and executed by the title insurer or its agent at the closing of such Mortgage Loan) and the related Mortgage Loan Seller shall deliver to the Trustee or such Custodian, promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof).

          (c) The Depositor, or, if directed by the Depositor, the related Mortgage Loan Seller, shall, as to each Mortgage Loan on the Mortgage Loan Schedule, promptly (and in any event within 45 Business Days of the Delivery
Date) cause (i) the assignment of the Mortgage and the Assignment of Leases and Rents specified in clauses (iv) and (v) respectively, above to be submitted for recording or filing, at the expense of the related Mortgage Loan Seller, in the appropriate public office for real property records; and (ii) the UCC-2 or UCC-3 Assignments of Financing Statements specified in clause (x) above to be submitted for recording or filing, at the expense of the related Mortgage Loan Seller, in the appropriate public office for UCC assignments. Any such assignment delivered in blank shall be completed to the order of the

Trustee, in the following form: "Wells Fargo Bank Minnesota, N.A., as Trustee for J.P. Morgan Chase Commercial Mortgage Securities Corp. Mortgage Pass-Through Certificates Series 2001-CIBC2" prior to recording. Each such assignment shall reflect that it should be returned by the public recording office following recording to Wells Fargo Bank Minnesota, N.A. as the initial Custodian. If any such assignment is lost or returned unrecorded or unfiled because of a defect therein, the Depositor shall promptly (but in no event later than ten (10) Business Days of notice thereof) prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter cause the same to be duly recorded or filed.

          (d) The Depositor shall complete the endorsements on those Mortgage Notes delivered in blank (or cause such to be completed) to the order of the Trustee.

          (e) In connection with the Depositor's assignment, the Depositor does hereby deliver to, and deposit with the Master Servicer originals or copies of the fully executed Mortgage Loan Purchase Agreements.

          (f) In connection with the Depositor's assignment, the Depositor does hereby deliver to the Master Servicer copies of the Mortgage Loan Files.

          (g) The Trustee hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Trustee shall hold such Initial Monthly Payment Fund in the Certificate Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned jointly by MGT and CIBC and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to MGT and CIBC or any of their respective successors, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

          Section 2.02 Acceptance by Trustee.

          (a) The Trustee, by the execution and delivery of this Agreement, acknowledges receipt, subject to the provisions of Section 2.01, the further review provided for in the provisions of this Section 2.02 and any exceptions noted on a schedule of exceptions provided to the Depositor on or prior to the Delivery Date, of the documents specified in clause (i) of Section 2.01(b), and declares that it or the Custodian on its behalf holds and will hold such documents and the other documents delivered to it or the Custodian constituting the Mortgage Loan Files, and that it holds or will hold such other assets included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.

          (b) On or prior to the date which is 60 days following the Delivery Date, the Trustee shall deliver to the Depositor, the Directing Certificateholder, the Master Servicer and the Special Servicer, or shall cause the Custodian to deliver to the Depositor, the Directing Certificateholder, the Trustee, and the Special Servicer and the Master Servicer, an initial certification in a form acceptable to the Depositor (the "Initial Certification") and thereafter, until delivery of the Final Certification, quarterly updates (which updates the Trustee shall also make available on its Website at www.ctslink.com/cmbs) for such Initial Certification to the effect that it has reviewed the documents specified in clauses (i), (ii), (iii), (iv), (v), (vii), (viii) and (x) of Section 2.01(b) and has determined (i) that all documents required to be delivered pursuant to such clauses of Section 2.01(b) have been received by the Trustee, subject to any exceptions identified in an exception report delivered with the Initial Certification and each quarterly certification, and (ii) that all documents so delivered appear regular on their face, appear to be executed and appear to relate to the related Mortgage Loan.

          Promptly following the first anniversary of the Delivery Date, the Trustee shall deliver, or cause the Custodian to deliver, a final report as to any remaining document deficiencies (the "Final Certification"), whereupon, within 90 days, the Depositor shall either: (i) cause such document deficiency to be cured; (ii) cause to be delivered to the Trustee an Opinion of Counsel to the effect that such document deficiency is not material; or (iii) repurchase (or cause the related Mortgage Loan Seller to repurchase) the related Mortgage Loan pursuant to Section 2.04. In performing the reviews called for herein, the Trustee and Custodian, acting on its behalf, may conclusively assume the due execution and genuineness of any such document and the genuineness of any signature thereon. It is understood that the scope of the review called for is limited solely to confirming, after receipt of the documents listed in Section 2.01, that such documents appear regular on their face, have been executed, received and recorded, if applicable, and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor any Custodian makes any representation as to (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents contained in each Mortgage Loan File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan, (ii) whether any document required to be reviewed by it is in the related Mortgage Loan File, unless such document is identified in the list relating to such Mortgage Loan File delivered pursuant to Section 2.01(b) (xvii), or (iii) whether more than one county or state financing statement is required to be filed for any given Mortgage Loan.

          (c) If, in the process of reviewing the Mortgage Loan Files, the Trustee or the Custodian or any party hereto (or any other Person) finds any document or documents constituting a part of a Mortgage Loan File not to have been properly executed, or to be missing or failing to materially conform to the information provided on the Mortgage Loan Schedule or to be defective on its face in any material respect, the Trustee or any such party shall promptly so notify the Master Servicer, and the Master Servicer shall thereafter notify the Trustee (if the Trustee was not the notifying party), the Special Servicer, the Directing Certificateholder and the Depositor. If the Depositor does not correct or cure such omission or defect within 90 days from the date of such notice the Depositor shall repurchase (or cause the related Mortgage Loan Seller to repurchase) such Mortgage Loan from the Trust Fund at its Purchase Price within 90 days from the date of such notice. The Purchase Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master Servicer into the Collection Account and, upon receipt by the Trustee of written notification of such deposit, signed by a Servicing Officer, the Trustee or the Custodian, as the case may be, shall release to the Depositor the related Mortgage Loan File and such Mortgage Loan and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer (at the expense of the Depositor or the related Mortgage Loan Seller), in each case without recourse, as shall be necessary to vest in the Depositor or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund and not subject to the servicing terms hereof. It is understood and agreed that the obligation of the Depositor to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy under this Agreement respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders; provided, however, that no limitation of remedy is implied with respect to the Depositor's breach of its obligation to cure or repurchase in accordance with the terms and conditions of this Agreement.

          (d) The Depositor shall repurchase (or cause the related Mortgage Loan Seller to repurchase) any Cross Collateralized Loan that is cross-collateralized with any Mortgage Loan repurchased pursuant to this
Section 2.02. Notwithstanding the foregoing, the Depositor may repurchase (or cause the related Mortgage Loan Seller to repurchase) only that Mortgage Loan required to be repurchased pursuant to this Section 2.02, if (x) the related Mortgage Loan Documents permit, or are amended or modified to permit, the Mortgaged Property related to the Mortgage Loan to be repurchased pursuant to this Section 2.02 to be released from the security of the crossed-collateralized Mortgage Loan(s), and (y) such Mortgaged Property is released from the security of such cross-collateralized Mortgage Loan(s); provided, however, that (i) the remaining Mortgage Loan(s) fully comply with the terms and conditions of the related Mortgage Loan Documents, this Agreement and the related Mortgage Loan Purchase Agreement, (ii) in connection with such release, the related Mortgage Loan Seller obtains an Opinion of Counsel (at such Mortgage Loan Seller's expense) to the effect that the contemplated action will not, with respect to either REMIC I, REMIC II or REMIC III created hereunder, endanger such status or, unless such party determines in its sole discretion to indemnify the Trust Fund against any resultant tax, result in the imposition of any tax and (iii) in connection with such release, the related Mortgage Loan Seller delivers or causes to be delivered to the Custodian (at such Mortgage Loan Seller's expense) original modifications to the Mortgage Loan Documents prepared and executed in connection with such release.

          Section 2.03 Representations and Warranties of the Depositor, the Master Servicer and the Special Servicer; Assignment of Rights.

          (a) The Depositor hereby represents and warrants to and covenants with the Trustee, the Master Servicer and the Special Servicer, as of the Delivery Date, that:

                      (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                      (ii) The execution and delivery of this Agreement by the Depositor, and the performance and compliance with the terms of this Agreement by the Depositor, will not violate the Depositor's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                      (iii) The Depositor has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, the execution, delivery and performance of this Agreement by the Depositor has been duly authorized, and the Depositor has duly executed and delivered this Agreement.

                      (iv) This Agreement, assuming due authorization, execution and delivery by the Trustee, the Master Servicer and the Special Servicer, constitutes a valid, legal and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                      (v) The Depositor is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which such Depositor is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract, instrument, or other document which violation, in the Depositor's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

                      (vi) The transfer of the Mortgage Loans to the Trustee as contemplated herein requires no regulatory approval, other than any such approvals as have been obtained, and is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

                      (vii) No litigation is pending or, to the best of the Depositor's knowledge, threatened against the Depositor

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

                              which, if determined adversely to the
                              Depositor, would prohibit the Depositor from entering into this Agreement or, in the Depositor's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

                      (viii) At the time of the assignment of the Mortgage Loans to the Trust Fund hereunder, the Depositor had good title to and was the sole owner of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (other than the rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trust Fund free and clear of any pledge, lien, encumbrance or security interest.

          (b) Each of the Master Servicer and the Special Servicer hereby represents and warrants or covenants to the Trustee and the Depositor, as of the Delivery Date, that:

                      (i)     Due Organization and Authority.
                              -------------------------------

                      (A) such Servicer has or shall obtain all licenses
               necessary to carry on its business as now being conducted and is or will become licensed, qualified and in good standing in each state or jurisdiction where a Mortgaged Property is located, if the laws of such state or jurisdiction require licensing or qualification in order to conduct business of the type conducted by such Servicer and if such failure to be licensed or qualified could have a material and adverse effect on the ability of the Servicer to perform its obligations under this Agreement or enforce the Mortgage Loan Documents; no license, consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body is required for the execution, delivery and performance by such Servicer of or compliance by such Servicer with this Agreement or the consummation of the transactions of such Servicer contemplated by this Agreement, or if such license, consent, approval, authorization or order of or registration or filing with or notice to any court or governmental agency or body is required, such Servicer has obtained the same or will obtain the same prior to the time necessary for such Servicer to perform its obligations under this Agreement relative thereto; and in any event such Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the servicing of such Mortgage Loan in accordance with the terms of this Agreement and the failure to have any such license not yet obtained does not and will not materially adversely affect

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

               the rights of the Certificateholders hereunder or under the Mortgage Loan Documents;

                      (B) such Servicer has the full power, authority and
               legal right to execute and deliver this Agreement and to fully perform its obligations in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments to be delivered pursuant to this Agreement) by such Servicer and the consummation of the transactions contemplated hereby by such Servicer have been duly and validly authorized and the Servicer has duly executed and delivered this Agreement;

                      (C) this Agreement and all agreements contemplated
               hereby to which such Servicer is or will be a party, assuming the due authorization, execution and delivery by each of the other parties thereto, evidence the valid, legal, binding and enforceable obligations of such Servicer, regardless of whether such enforcement is sought in a proceeding in equity or at law subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights and remedies of creditors and to the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law; and all requisite corporate action has been taken by such Servicer to make this Agreement and all agreements contemplated hereby to which such Servicer is or will be a party valid and binding upon such Servicer in accordance with their terms and conditions; and

                      (D) such Servicer is duly authorized, validly existing
               and in good standing as a corporation under the laws of the State of Delaware, in the case of the Master Servicer, and as a national banking association under the laws of the United States, in the case of the Special Servicer;

                      (ii) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of such Servicer;

                      (iii) Conflicts. Neither the execution and delivery of this Agreement by such Servicer, the acquisition of the servicing responsibilities by such Servicer, nor the transactions of such Servicer contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement by such Servicer, will (a) conflict with or result in a breach of any of the terms, conditions or provisions of such Servicer's charter or by-laws or any legal restriction or, in any material respect, any agreement

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

                              or instrument to which such Servicer is now a party or by which it is bound, or (b) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) or result in an acceleration under any of the foregoing, or (c) result in the violation of, and such Servicer is not in violation of, any law, rule, regulation, order, judgment or decree to which such Servicer or its property is subject, or (d) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any mortgage, contract, deed of trust or other instrument, or (e) impair the ability of the Trustee to realize on the Mortgage Loans, which, in the case of any of (a), (b), (c) or
                              (d), would have a material adverse effect upon the financial condition of such Servicer or its properties taken as a whole or upon the ability of the Servicer to perform under the terms and conditions of this Agreement;

                      (iv) Ability to Service. To the best of such Servicer's knowledge no event has occurred (including but not limited to, any change in insurance coverage) which would make such Servicer unable to comply with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable. Such Servicer has the facilities, procedures, and experienced personnel necessary for the prudent servicing of multifamily and commercial mortgage loans of the same type as the Mortgage Loans;

                      (v) Servicing Fee. Such Servicer agrees that the Servicing Fee payable to it with respect to each Mortgage Loan is reasonable compensation for its services hereunder;

                      (vi) Ability to Perform. Such Servicer believes (and there are no facts or circumstances known to the Servicer contrary to such belief) that it can perform each and every covenant made by it in this Agreement;

                      (vii) Subservicing Agreements. Such Servicer covenants that the terms of any subservicing agreement entered into by such Servicer pursuant to
                              Section 3.13 shall be in all material respects consistent with the terms of this Agreement; and

                              (viii) No Litigation. There is no action, suit or proceeding pending or to the best of such Servicer's knowledge, threatened against such Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of such Servicer taken as a whole, or in any material liability on the part of such Servicer, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of such Servicer contemplated herein, or which would be likely to impair materially the ability of such Servicer to perform under the terms and conditions of this Agreement.

          (c) The Depositor, as assignee of the Mortgage Loan Sellers under the Mortgage Loan Purchase Agreements, hereby assigns to the Trustee for the benefit of the Certificateholders all of its rights, title and interest (but none of its obligations) under the Mortgage Loan Purchase Agreements, including the Depositor's right to require the Mortgage Loan Sellers to cure any breach of a representation or warranty by a Mortgage Loan Seller with respect to each Mortgage Loan it sold or repurchase such Mortgage Loan if such breach materially and adversely affects the value of such Mortgage Loan or the interests of the Trustee or any Certificateholder.

          (d) It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall (i) survive the execution and delivery of this Agreement and (ii) not be diminished by any limitation in any assignment, endorsement or allonge relating to any Mortgage Loan Document, and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust Fund remains in existence. Upon discovery by the Depositor, the Master Servicer, the Special Servicer or the Trustee of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties, the Directing Certificateholder and each Rating Agency.

          Section 2.04 Repurchase of Mortgage Loans for Breaches of Representation and Warranty.

          (a) Within 90 days of the earlier of, the discovery by the Depositor of, or receipt by the Depositor of written notice from the Master Servicer, the Special Servicer, the Trustee or any Certificateholder, specifying in reasonable detail the existence of a breach of any representation or warranty of the Depositor set forth in Section 2.03(a), or of a Mortgage Loan Seller under the related Mortgage Loan Purchase Agreement, assigned to the Trustee pursuant to Section 2.03(c) for the benefit of the Certificateholders, which materially and adversely affects the value of any Mortgage Loan, the related Mortgaged Property or the interest of the Trustee or any Certificateholder in the Trust, the Depositor shall at its option (i) (A) in all material respects cure such breach or (B) purchase the affected Mortgage Loan from the Trust Fund at the Purchase Price or (ii) cause the related Mortgage Loan Seller at its option (A) in all material respects to cure such breach or (B) to purchase the affected Mortgage Loan from the Trust Fund at the Purchase Price.

          (b) The purchase of any Mortgage Loan by the Depositor or a Mortgage Loan Seller pursuant to Section 2.04(a), shall be effected by delivering the Purchase Price therefor to the Master Servicer for deposit in the Collection Account. The Trustee, upon receipt of an

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

Officers' Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Depositor, the related Mortgage Loan Seller or its designee, as applicable, the related Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment as shall be provided to it (in recordable form if recording is appropriate), in each case without recourse, as shall be necessary to vest in the Depositor, the related Mortgage Loan Seller or its designee, as applicable, any Mortgage Loan released pursuant hereto. In connection with such repurchase, the Master Servicer, and the Special Servicer, as applicable, shall release to the Depositor or the related Mortgage Loan Seller all documents and records maintained by such Servicer and requested by the Depositor or such Mortgage Loan Seller; provided, that such Servicer may retain copies of such documents and records at its own expense. The Depositor shall be responsible for the payment of all reasonable expenses of the Trustee and the Servicers incurred in connection with such repurchase, including any reasonable expenses expended to evidence, investigate or evaluate the occurrence or existence of the breach causing such obligation to repurchase to the extent not covered in the definition of Purchase Price.

          (c) It is understood and agreed that the provisions set forth in
Section 2.04(a) of this Agreement shall constitute the sole remedies available to the Certificateholders, or the Trustee on behalf of the Certificateholders under this Agreement, respecting any breach of the representations and warranties contained in Section 2.03(a) of this Agreement or in the Mortgage Loan Purchase Agreements; provided, however, that no limitation of remedy is implied with respect to the Depositor's breach of its obligation to cure or repurchase in accordance with the terms and conditions of this Agreement.

          (d) The Depositor shall repurchase (or cause the related Mortgage Loan Seller to repurchase) any Cross Collateralized Loan that is cross-collateralized with any Mortgage Loan repurchased pursuant to this
Section 2.04. Notwithstanding the foregoing, the Depositor may repurchase (or cause the related Mortgage Loan Seller to repurchase) only that Mortgage Loan required to be repurchased pursuant to this Section 2.04, if (x) the related Mortgage Loan Documents permit, or are modified to permit, the Mortgaged Property related to the Mortgage Loan to be repurchased pursuant to this
Section 2.04 to be released from the security of the cross-collateralized Mortgage Loans(s), and (y) such Mortgaged Property is released from the security of such cross-collateralized Mortgage Loan(s); provided, however, that (i) the remaining Mortgage Loan(s) fully comply with the terms and conditions of the related Mortgage Loan Documents, this Agreement and the related Mortgage Loan Purchase Agreement, (ii) in connection with such release, the related Mortgage Loan Seller obtains an Opinion of Counsel (at such Mortgage Loan Seller's expense) to the effect that the contemplated action will not, with respect to either REMIC I, REMIC II or REMIC III created hereunder, endanger such status or, unless such party determines in its sole discretion to indemnify the Trust Fund against any resultant tax, result in the imposition of any tax and (iii) in connection with such release, the related Mortgage Loan Seller delivers or causes to be delivered (at the related Mortgage Loan Seller's expense) to the Custodian original modifications to the Mortgage Loan Documents prepared and executed in connection with such release.

          (e) Without limiting the Trustee's duties under this Section 2.04 the Trustee hereby irrevocably designates the Master Servicer (in the case of the Mortgage Loans that are not Specially Serviced Mortgage Loans) and the Special Servicer (in the case of Specially Serviced

Mortgage Loans), for the benefit of Certificateholders to enforce (at their respective options after notifying the Trustee) any of the obligations of each Mortgage Loan Seller under Section 6 of the related Mortgage Loan Purchase Agreement. Such enforcement including, without limitation, the legal prosecution of claims, shall be carried out in such form, to such extent and at such time as the Master Servicer or the Special Servicer, as the case may be, shall determine are in the best interests of the Certificateholders (taken as a collective whole). All out-of-pocket expenses incurred by the Master Servicer and the Special Servicer in carrying out their respective obligations pursuant to this Section 2.04(e) shall constitute Additional Trust Fund Expenses with respect to the related Mortgage Loan and shall constitute part of the Purchase Price therefor. To the extent such Additional Trust Fund Expenses cannot be collected from the related Mortgage Loan Seller, the same shall be a Servicing Advance.

          Section 2.05 Execution of Certificates.

          The Trustee acknowledges the assignment to it of the Mortgage Loans and the Mortgage Loan Purchase Agreements to the extent set forth herein and, concurrently with such assignment, has, at the direction of the Depositor, executed and caused the Certificate Registrar to authenticate and deliver to or upon the order of the Depositor, in exchange for the Mortgage Loans, Certificates in authorized denominations evidencing beneficial ownership of the entire Trust Fund.

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

                                 ARTICLE III
                     GENERAL SERVICING AND ADMINISTRATION

          Section 3.01 Access to Certain Documentation Regarding the Mortgage Loans and This Agreement.

          Upon reasonable advance written notice (which may be delivered in electronic format), each Servicer shall give the Trustee, the other Servicer, the Rating Agencies, the Depositor, the Directing Certificateholder and such Person's agents or representatives, during normal business hours at such Servicer's offices, without charge, reasonable access to all reports, information and documentation relating to any Mortgage Loan, REO Property, this Agreement, and the rights and obligations of the Certificateholders and any of the Servicers hereunder (including the right to make copies or extracts therefrom at their expense, except as to the Rating Agencies) and access to officers of such Servicer responsible for such obligations; provided, however, that each Servicer shall have no obligation to disclose or provide access to any computer programs or procedures manuals which are proprietary to such Servicer or access to which is limited by licensing agreements. In addition, with respect to this or any other provision of this Agreement which requires a Servicer to transmit documents, information or reports to any Person, the Servicer shall be entitled to include in its transmittal letter or other data transmission format a statement that the enclosed information should not be disseminated or otherwise used in any manner contrary to any federal or state laws.

          Section 3.02 Annual Statement As to Compliance.

          Each Servicer shall deliver to the Depositor and the Trustee, on or before April 30 of each year, beginning after the first anniversary of the Delivery Date, a statement, signed by a Servicing Officer thereof, stating that (a) a review of the activities of such Servicer during the preceding calendar year (or during the period from the date of commencement of its duties hereunder until the end of such preceding calendar year in the case of the first such certificate) and of its performance under this Agreement has been made under such Servicing Officer's supervision; and (b) to the best of such Servicing Officer's knowledge, based on such review, such Servicer has fulfilled all of its material obligations under this Agreement throughout such period, or if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Servicing Officer and the nature and status thereof.

          Section 3.03 Annual Independent Public Accountants' Servicing
Report.

          On or before April 30 of each year, beginning after the first anniversary of the Delivery Date, each Servicer, at its expense, shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Depositor and the Trustee to the effect that such firm has examined such documents and records as it has deemed necessary and appropriate relating to the servicing of the Mortgage Loans under this Agreement or substantially similar agreements for the preceding calendar year (or during the period from the date of commencement of such servicer's duties hereunder until the end of such preceding calendar year in the case of the first such certificate) and that the assertion of the management of such Servicer that it maintained an effective internal control

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

system over servicing of mortgage loans is fairly stated in all material respects, based upon the Uniform Single Attestation Program for Mortgage Bankers, and meets the standards applicable to accountants' reports intended for general distribution.

          Section 3.04 Merger or Consolidation of Any Servicer.

          (a) Each Servicer shall keep in full force and effect its existence, rights and franchises as a limited liability company, a limited partnership, an association or corporation under the laws of the state of its organization except as permitted in this Section 3.04 and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

          (b) Any Person into which a Servicer may be merged, converted, or consolidated, or any Person resulting from any merger, conversion or consolidation to which a Servicer shall be a party, or any Person succeeding to all or substantially all of the business of a Servicer, shall be the successor of such Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an entity whose business includes the servicing of commercial mortgage loans, shall service multifamily and/or commercial mortgage loans, as applicable, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and shall satisfy the requirements of Section 3.10(d) hereof with respect to the qualifications of a successor to a Servicer.

          Section 3.05 Limitation on Liability of the Servicers and Others.

          Neither the Servicers nor any of the members, managers, directors, officers, employees or agents thereof nor any general partner thereof shall be under any liability for any action taken or for refraining from taking any action in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, in good faith pursuant to this Agreement or for errors in judgment (not constituting negligence or willful misconduct); provided, however, that this provision shall not protect any Servicer or agents of such Servicer against any liability resulting from any breach of any representation or warranty made herein, or from any liability specifically imposed on such Servicer herein; and provided, further, that this provision shall not protect any Servicer or agents of such Servicer against any liability that would otherwise be imposed by reason of the willful misfeasance, bad faith or negligence in the performance of duties or by reason of negligent disregard of the obligations or duties hereunder. Each Servicer and any member, manager, director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any other Servicer, the Depositor, the Trustee or the Custodian respecting any matters arising hereunder. No Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement; provided, however, that any Servicer may undertake any such action that it may deem necessary or desirable in respect to this Agreement and any Mortgage Loan and the rights and duties of the parties hereto or the interest of the Certificateholders. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be

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

expenses, costs and liabilities of the Trust Fund, and such Servicer shall be entitled to be reimbursed therefor from the Trust Fund upon written demand.

          Section 3.06 Resignation of Servicers.

          Except as set forth in this Section 3.06, neither the Master Servicer nor the Special Servicer shall resign as such or delegate (except that this provision shall not preclude the hiring by a Servicer of a third party to perform property inspections, without diminution of the obligation or liability of the related Servicer under this Agreement) its rights or duties hereunder or any portion thereof except upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by such Servicer. Any determination pursuant to the immediately preceding sentence permitting the resignation of a Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. Notwithstanding the foregoing, either Servicer may resign subject to the requirements set forth below in this Section 3.06; provided that no such resignation shall become effective until a successor shall have assumed such Servicer's responsibilities and obligations hereunder in the manner provided in Section 3.10 hereof. Any such successor Servicer must be an established mortgage loan servicing institution which meets the eligibility requirements for a successor Servicer pursuant to Section 3.10. All costs associated with such resignation shall be borne by the resigning Servicer and shall not be an expense of the Trust Fund.

Section 3.07      Maintenance of Errors and Omissions and Fidelity Coverage.

(a) Each Servicer shall obtain and maintain at its own expense, and keep in full force and effect throughout the term of this Agreement, a blanket fidelity bond and an errors and omissions insurance policy issued by a Qualified Insurer covering such Servicer's officers and employees in connection with its activities under this Agreement. The Trustee shall be designated as a loss payee under such policy. The amount of coverage shall be determined in accordance with Accepted Master Servicing Practices and Accepted Special Servicing Practices and be at least equal to the sum of the following based upon the total portfolio that such Servicer services for itself and all others:

                      (i)     $300,000, plus;

                      (ii) 0.150% of the excess of the unpaid principal balance of all the mortgage loans serviced by such Servicer over $100,000,000 but less than or equal to $500,000,000, plus;

                      (iii) 0.125% of the excess of the unpaid principal balance of all the mortgage loans serviced by such Servicer over $500,000,000 but less than or equal to $1,000,000,000 plus;

                      (iv) 0.100% of the excess of the unpaid principal balance of all the mortgage loans serviced by such Servicer over $1,000,000,000.

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

The deductible on the fidelity bond or errors and omissions policy shall not exceed the greater of $100,000 and five (5) percent of the face amount of such bond or policy. In the event that any such bond or policy ceases to be in effect, such Servicer shall immediately obtain a comparable replacement bond or policy. Notwithstanding the foregoing, so long as the long term unsecured debt obligations of such Servicer have the Required Rating for long term investments on Eligible Accounts, such Servicer shall be entitled to provide self-insurance or obtain from its parent adequate insurance, as applicable, with respect to its obligation to maintain a blanket fidelity bond or an errors and omissions insurance policy.

          (b) From time to time, upon the request of the Trustee, each Servicer shall furnish the Trustee copies of all binders or certificates evidencing that the bond and policy described in clause (a) above are in full force and effect. Each Servicer shall promptly report in writing to the Trustee and each other Servicer any change in such coverage resulting in a failure to satisfy the requirements of clause (a) above and all cases of embezzlement or fraud or irregularities of operation if such events involve such Servicer and funds relating to the Mortgage Loans. The total losses, regardless of whether claims are filed with the applicable insurer or surety, shall be disclosed in such reports together with the amount of such losses covered by insurance. If a bond or insurance claim report is filed with any of such Servicer's bonding companies or insurers, a copy of such report (which report may omit any references to individuals suspected of embezzlement, fraud or irregularities of operation) shall be promptly furnished to the Trustee and each other Servicer.

          Section 3.08 Indemnity.

          (a) Each Servicer shall indemnify the Depositor, the other Servicer (and each of their respective directors, members, managers, officers, employees and agents) and the Trust Fund against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from claims or actions that were caused by or resulted from a breach of any of such Servicer's representations and warranties contained in this Agreement, the failure of such Servicer to perform its duties and to service the Mortgage Loans in accordance with the terms of this Agreement or actions taken by such Servicer pursuant to a power of attorney granted in accordance with Section 4.01(b) or arising out of the Servicer's willful misfeasance, bad faith or negligence in the performance of its duties hereunder.

          (b) Each Servicer and its respective officers, directors, members, managers, employees, general partner and agents shall be entitled to indemnification from the Trust Fund for any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, incurred in connection with any claim or legal action relating to any Mortgage Loan, any asset of the Trust Fund or this Agreement, other than any cost, expense, loss, damage, claim or liability incurred by reason of willful misfeasance, bad faith or negligence of such Servicer in the performance of its duties hereunder or by reason of negligent disregard of obligations or duties of such Servicer hereunder.

          (c) As soon as reasonably practicable after receipt by the Depositor or any Servicer of a notice of any complaint or the commencement of any action or proceeding with respect to which indemnification is being sought under clause (a) or (b) above (each, an

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

"Indemnified Party"), such Indemnified Party shall notify each Servicer from which indemnification is sought pursuant to clause (a) above and the Trustee if indemnification is sought from the Trust Fund (each of the Servicers and the Trust Fund, an "Indemnifying Party") in writing of such complaint or of the commencement of such action or proceeding, but failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have hereunder or otherwise, except to the extent that such failure materially prejudices the rights of the Indemnifying Party. If the Indemnifying Party so elects or is requested by such Indemnified Party, the Indemnifying Party shall assume the defense of such action or proceeding, including the employment of counsel reasonably satisfactory to each Indemnified Party and the payment of reasonable fees and disbursements of such counsel. In the event, however, such Indemnified Party reasonably determines in its judgment that having common counsel would present such counsel with a conflict of interest or that having common counsel would in any other way disadvantage such Indemnified Party or if the Indemnifying Party fails to assume the defense of the action or proceeding in a timely manner, then such Indemnified Party may employ separate counsel to represent or defend it in any such action or proceeding and the Indemnifying Party shall pay reasonable fees and disbursements of such counsel; provided, however, that the Indemnifying Party shall not be required to pay the fees and disbursements of more than one separate counsel for all Indemnified Parties in any jurisdiction in any single action or proceeding. In any action or proceeding the defense of which the Indemnifying Party assumes and in which an Indemnified Party is not entitled to separate counsel pursuant to the immediately preceding sentence, such Indemnified Party shall have the right to participate in such litigation and to retain its own counsel at such Indemnified Party's expense. The Indemnifying Party shall not, without the prior consent of each Indemnified Party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding.

          Section 3.09 Information Systems.

          Each Servicer shall maintain a data storage and retrieval system capable of maintaining, updating and providing reports with respect to all relevant information with respect to each Mortgage Loan that may be required to satisfy the terms of this Agreement, including but not limited to all information on the Mortgage Loan Schedule. Each Servicer shall update the data on such system to reflect any information available thereto from time to time.

          Section 3.10 Successor to a Servicer.

          (a) Within thirty (30) days or another period agreed to by the Trustee in writing (not to exceed 60 days) after the termination of any Servicer's responsibilities and duties pursuant to the first two sentences of
Section 3.06 or pursuant to Section 10.01 hereof, the Trustee shall either (i) succeed (as of the date of such succession) to and assume all of such Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor reasonably acceptable to the Directing Certificateholder, that shall succeed (as of the date of such succession) to all rights and assume all of the responsibilities and duties of such

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Servicer under this Agreement. In connection with such appointment and assumption, the Trustee shall be entitled to all the same compensation as to which such Servicer may be entitled hereunder (other than the Transferable Servicing Interest as set forth in Section 4.12), and may make such arrangements for the compensation of such successor therefrom as it and such successor shall agree; provided, however, that the fees of the successor Servicer with respect to the Mortgage Loans shall not be higher than the fees of the predecessor Servicer. In the event that any Servicer's duties and responsibilities under this Agreement are terminated pursuant to the aforementioned Sections, such Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof (if such dates are not the same) with the same degree of diligence and prudence that it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor, any other Servicer or the Trustee. The termination of a Servicer's responsibilities and duties under this Agreement pursuant to the aforementioned Sections (or portions thereof) shall not become effective until a successor shall be appointed pursuant to this Section 3.10 (or until the Trustee succeeds to and assumes all of such Servicer's responsibilities under this Agreement) and shall in no event relieve such Servicer of the covenants, representations and warranties made herein prior to the effectiveness of such termination and the remedies available to the Trustee under this Agreement. The provisions of Sections 3.05 and 3.08 hereof shall be applicable to each Servicer, to the extent of claims against the Servicer arising out of the Servicer's actions or failure to act prior to termination, notwithstanding any termination of such Servicer's responsibilities and duties under this Agreement or the termination of this Agreement. A successor Servicer shall not, by reason of its appointment or assumption of the duties and responsibilities of another Servicer, assume any of the liabilities of such Servicer. All costs incurred in connection with the termination of a Servicer shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs. If such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Servicer (in which case, the successor Servicer shall be entitled to reimbursement therefor from the assets of the Trust Fund). The predecessor Servicer shall remain liable to the Trust Fund for such costs.

          (b) Any successor appointed as provided herein shall execute, acknowledge and deliver to each Servicer and the Trustee, an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities and obligations of the Servicer it is succeeding, with like effect as if originally named as a party to this Agreement. Any resignation or termination of a Servicer pursuant to
Section 3.06, Section 6.16, Section 10.01 or Section 12.01 hereof shall not affect any rights or claims that the Trustee or any Servicer may have against the Trust Fund, Trustee or another Servicer, in any case arising prior to any such termination or resignation.

          (c) Upon its termination or resignation, the terminated or resigning Servicer shall immediately deliver to the successor the funds in any account maintained by such Servicer pursuant to this Agreement (net of all unpaid Servicing Fees and any additional compensation payable to it pursuant to this Agreement, unreimbursed Advances advanced by it and interest on such Advances at the Advance Rate), any Mortgage Loan Documents in such Servicer's possession and related documents and statements held by it hereunder and such Servicer shall account for all funds. Such Servicer shall execute and deliver such instruments and do all such

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other things as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of such Servicer. The successor shall promptly make arrangements to reimburse such Servicer for amounts such Servicer actually expended, unreimbursed Advances and amounts owed to such Servicer in respect of unpaid Servicing Fees and any additional compensation pursuant to this Agreement that would otherwise have been recovered by such Servicer pursuant to this Agreement but for the appointment of the successor servicer, net of any amounts owed by such Servicer hereunder.

          (d) Notwithstanding anything contained herein, a successor Servicer shall be an established housing and home finance institution or mortgage servicing institution (x) which has a net worth of not less than $15,000,000 and (y) as to which each Rating Agency has given written confirmation stating that if the designated replacement (including the Trustee) were to serve as successor Servicer, none of the then-current rating or ratings of all outstanding classes of the Certificates would be qualified (if applicable), downgraded or withdrawn as a result thereof.

          Section 3.11 REMIC Administration and Other Tax Matters.

          (a) The Trustee shall make an election to treat each of REMIC I, REMIC II and REMIC III as a REMIC under the Code and if necessary, under State Tax Laws. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC I election in respect of the Trust Fund, the REMIC I Uncertificated Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interest" in REMIC I. For the purposes of the REMIC II election in respect of the Trust Fund, the REMIC II Uncertificated Interests shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole class of "residual interest" in REMIC II. For the purposes of the REMIC III election in respect of the Trust Fund, the Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M and Class NR Certificates and the Class X Components shall be designated as the "regular interests" and the Class R-III Certificates shall be designated as the sole class of "residual interest" in REMIC III. To the extent the affairs of the Trust Fund are within their control, the Master Servicer and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in REMIC I, REMIC II or REMIC III other than the REMIC I Uncertificated Interests, the REMIC II Uncertificated Interests and the Certificates.

          (b) The Delivery Date is hereby designated as the "Startup Day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

          (c) The Holder of the Class R-I Certificate is hereby designated, and by the acceptance of the Class R-I Certificate agrees to act, as Tax Matters Person for REMIC I. The Holder of the Class R-II Certificate is hereby designated, and by the acceptance of the Class R-II Certificate agrees to act, as Tax Matters Person for REMIC II. The Holder of the R-III Certificate is hereby designated, and by acceptance of the Class R-III Certificate, agrees to act, as Tax Matters Person for REMIC III.

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          (d) Each Tax Matters Person hereby irrevocably authorizes the
Trustee to be its attorney-in-fact for purposes of signing all Tax Returns. This grant of power of attorney is coupled with an interest and is therefore properly irrevocable.

          (e) The Trustee shall prepare or cause to be prepared all of the Tax Returns that it reasonably determines are required with respect to REMIC I, REMIC II or REMIC III created hereunder and shall sign and file such Tax Returns in a timely manner. The ordinary expenses of preparing such returns shall be borne by the Trustee without any right of reimbursement therefor.

          (f) The Trustee shall provide (i) to any Transferor of a Class R-I, Class R-II or Class R-III Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R-I, Class R-II and Class R-III Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code, the REMIC Provisions or State Tax Laws including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each of REMIC I, REMIC II and REMIC III.

          (g) The Trustee shall take such actions and shall cause each of REMIC I, REMIC II and REMIC III created hereunder to take such actions as are reasonably within the Trustee's control and the scope of its duties more specifically set forth herein as shall be necessary to maintain the status thereof as REMICs under the REMIC Provisions (and the Master Servicer shall assist the Trustee, to the extent reasonably requested by the Trustee to do
so). None of the Master Servicer, the Special Servicer or the Trustee shall knowingly or intentionally take any action, cause either of REMIC I, REMIC II or REMIC III to take any action or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of either REMIC I, REMIC II or REMIC III as a REMIC or (ii) subject to Section 6.04, result in the imposition of a tax under the REMIC Provisions upon either REMIC I, REMIC II or REMIC III (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless such party receives an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and such party determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of such party) to the effect that the contemplated action will not, with respect to either REMIC I, REMIC II or REMIC III created hereunder, endanger such status or, unless such party determines in its sole discretion to indemnify the Trust Fund against such tax, result in the imposition of such a tax.

          (h) In the event that any tax is imposed on "prohibited transactions" of REMIC I, REMIC II or REMIC III created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of REMIC I, REMIC II or REMIC III as defined in Section 860G(c) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to a Servicer, if such tax arises out of or results from a breach by such Servicer of any of its obligations under this Agreement, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its

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obligations under this Agreement (iii) otherwise, against amounts on deposit in the Certificate Account and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Interest Distribution Amount on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

          (i) The Trustee shall, for federal income tax purposes, maintain books and records with respect to REMIC I, REMIC II and REMIC III on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

          (j) Following the Startup Day, neither any Servicer nor the Trustee shall accept any contributions of assets to REMIC I, REMIC II or REMIC III unless the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in REMIC I, REMIC II or REMIC III will not cause any of REMIC I, REMIC II or REMIC III to fail to qualify as REMICs at any time that any Certificates are outstanding or subject any of REMIC I, REMIC II or REMIC III to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

          (k) Neither the Master Servicer, the Special Servicer nor the Trustee shall enter into any arrangement by which REMIC I, REMIC II or REMIC III will receive a fee or other compensation for services nor, to the extent reasonably within their control, permit either such REMIC to receive an income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

          (l) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the "latest possible maturity date" by which the Class Balance of each Class of Certificates representing a regular interest in REMIC III and the Uncertificated Class would be reduced to zero is the Distribution Date in April 2034, which is the first Distribution Date following the second anniversary of the date on which the Stated Principal Balance of all the Mortgage Loans would be zero, assuming no prepayments and that the Balloon Mortgage Loans fully amortize according to their amortization schedule and no Balloon Payment is made.

          (m) Within 30 days after the Delivery Date, the Trustee shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for REMIC I, REMIC II and REMIC III.

          (n) None of the Trustee, the Master Servicer or the Special Servicer shall sell or dispose of any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgage Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I, REMIC II and REMIC III, (iii) the termination of REMIC I, REMIC II and REMIC III pursuant to Article XII of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II of this agreement), nor acquire any assets for REMIC I, REMIC II and REMIC III, nor sell or dispose of any investments in the Collection Account for gain, nor accept any contributions to REMIC I, REMIC II and REMIC III after the Delivery Date, in each case unless it has received

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an Opinion of Counsel that such sale or disposition will not affect adversely the status of REMIC I, REMIC II and REMIC III as REMICs.

          (o) The Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Delivery Date, and thereafter on an ongoing basis, all information or data requested by the Trustee that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including without limitation, the price, yield, original issue discount, market discount or premium, Prepayment Assumption and projected cash flow (based upon the Prepayment Assumption) of the Certificates. In addition, the Master Servicer, the Special Servicer and the Depositor shall provide on a timely basis to the Trustee or its designee such information with respect to the Trust Fund as is in its possession and reasonably requested by the Trustee to enable it to perform its obligations under this Article. The Trustee shall be entitled to rely conclusively upon all such information so provided to it without recalculation or other investigation.

          (p) The Trustee shall be entitled to the reimbursement of its reasonable expenses incurred in the performance of its duties under this
Section 3.11 as may be agreed upon by the Trustee and the Depositor, provided that the Trustee shall pay out of its own funds, without any right of reimbursement, any and all ordinary expenses of the Trust Fund incurred in the performance of its duties under this Article but shall be reimbursed, except as otherwise expressly provided for herein by the Trust Fund for any of its extraordinary expenses, including any taxes or tax-related payments, any expenses involved in any tax examination, audit or proceeding, and the expense of any tax-related Opinion of Counsel or other professional advice requested by the Trustee for the benefit or protection of the Certificateholders.

          (q) The Trust shall treat the rights of the Class NR Certificates, in the portion of the Trust Fund consisting of (i) Excess Interest collected on ARD Loans, and (ii) Default Interest collected on any Mortgage Loan, as the beneficial interest in a grantor trust and not as an interest in or an obligation of REMIC I, REMIC II or REMIC III for federal income tax purposes.

          Section 3.12 Notices to Mortgagors.

          The Master Servicer shall, within five (5) Business Days of the Delivery Date for any Mortgage Loan, send by first class mail or by hand delivery written notice to the related Mortgagor that the Master Servicer has been engaged to service such Mortgage Loan, which notice shall direct such Mortgagor to make further payments and to send all future notices with respect to such Mortgage Loan directly to the Master Servicer. Notwithstanding the foregoing, the Master Servicer shall not be required to send such notice with respect to any given Mortgage Loan if the Master Servicer was the servicer of such Mortgage Loan prior to the Delivery Date or if the Mortgage Loans shall be subserviced pursuant to Section 3.13 by a subservicer which was the servicer of such Mortgage Loan prior to the Delivery Date, and there is no change in where the Mortgagor is required to send payments under the Mortgage Loan.

          Section 3.13 Subservicing.

          The Master Servicer may enter into subservicing agreements with one or more subservicers (including subsidiaries or affiliates of the Master Servicer or the Depositor) for the

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servicing and administration of the Mortgage Loans. The Special Servicer may
enter into subservicing agreements with one or more subservicers (including subsidiaries or affiliates of the Special Servicer or the Depositor) for the servicing and administration of the Mortgage Loans; provided, however, that after the Delivery Date, the Special Servicer shall not enter into a subservicing agreement with a new subservicer unless either (a) Fitch shall have confirmed in writing to the Trustee that such contract will not result in a qualification, downgrade or withdrawal of the then current ratings on the Certificates or (b) such contract relates to less than 25% of the Mortgage Loans by outstanding principal balance. References in this Agreement to actions taken or to be taken by the Master Servicer or the Special Servicer in servicing the Mortgage Loans include actions taken or to be taken by a subservicer on behalf of such Master Servicer or Special Servicer.

          Notwithstanding any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between either Servicer and a subservicer or reference to actions taken through such Persons or otherwise, such Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements, or by virtue of indemnification from a subservicer, and to the same extent and under the same terms and conditions as if such Servicer alone were servicing and administering the Mortgage Loans and such Servicer shall pay the fees for any subservicer from its own funds. Each Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of such Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          Any subservicing agreement that may be entered into and any other transactions or servicing arrangements relating to the Mortgage Loans involving a subservicer shall be upon terms and conditions consistent with this Agreement and shall be deemed to be between the subservicer and the related Servicer, and none of the Trustee, the Certificateholders nor the Depositor shall be deemed parties thereto and none of such Persons shall have claims or rights (except as specified below), nor obligations, duties or liabilities with respect to the subservicer; provided that the Trustee and the Certificateholders may rely upon the representations and warranties of the subservicer contained therein and each of the Trustee and the Depositor shall be a third party beneficiary of the covenants and other provisions setting forth obligations of the subservicer therein.

          If the Trustee or any successor Servicer assumes the obligations of the Master Servicer or the Special Servicer, as applicable, in accordance with this Agreement, the Trustee or such successor Servicer may, at its option, (i) terminate any subservicing agreement entered into by the Master Servicer or Special Servicer without payment of a termination fee, or (ii) succeed to all of the rights and obligations of the Master Servicer or Special Servicer under any subservicing agreement, subject to the terms of the related subservicing agreement. In the event the Trustee or such successor Servicer assumes the obligations of the Master Servicer or the Special Servicer hereunder, it shall be deemed to have assumed all of the interest of the Master Servicer or Special Servicer therein (but not any liabilities or obligations in respect of acts or omissions of the Master Servicer or Special Servicer prior to such deemed assumption) and to have replaced the Master Servicer or the Special Servicer, as applicable, as a party to such

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subservicing agreement to the same extent as if such subservicing agreement had been assigned to the Trustee or such successor Servicer, except that the Master Servicer or the Special Servicer shall not thereby be relieved of any liability or obligations under such subservicing agreement that accrued prior to the assumption of duties hereunder by the Trustee or such successor Servicer.

          No subservicer may modify the terms of a Mortgage Loan or initiate foreclosure proceedings with respect to any Mortgaged Property without the approval of the related Servicer. In the event that the Trustee or any successor Servicer assumes the servicing obligations of the Master Servicer or the Special Servicer, as applicable, upon request of the Trustee or such successor Servicer, the Master Servicer or Special Servicer shall, at its own expense, promptly deliver to the Trustee or such successor Servicer all documents and records relating to any subservicing agreement and the Mortgage Loans then being serviced thereunder, and the Servicer will otherwise use its best efforts to effect the orderly and efficient transfer of any subservicing agreement to the Trustee or such successor Servicer.

          Section 3.14 Record Title to Mortgage Loans, Etc.

          No Servicer shall hold record title to any Mortgage or any Mortgage Note.

          Section 3.15 Release of Documents and Instruments of Satisfaction.

          The Trustee (or any Custodian appointed by the Trustee) may, subject to the terms hereof, upon receipt of a Request for Release and Receipt of Documents provided by any Servicer substantially in the form set forth on Exhibit Y, release to such Servicer the related Mortgage Loan File or the documents from a Mortgage Loan File set forth in such request. Each Servicer acknowledges that during all times that any Mortgage Loan File or any contents thereof are in the physical possession of such Servicer, such Mortgage Loan File and the documents contained therein shall be held by the Servicer in trust for the benefit of the Certificateholders.

          Subject to any state law requirement or court order, each Servicer hereby agrees to return to the Trustee or, if the Trustee is not the Custodian, the Custodian each and every document previously requested from the Mortgage Loan File when such Servicer's need therefor in connection with such foreclosure or servicing no longer exists, unless the related Mortgage Loan shall be liquidated or paid in full, in which case, upon receipt of the Request for Release and Receipt of Documents from either Servicer, the Custodian may release the related Servicer's prior request form, together with all other documents still retained by the Custodian with respect to such Mortgage Loan, to such Servicer.

          Upon receipt of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer or Special Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, such Servicer shall promptly deliver to the Trustee or, if the Trustee is not the Custodian, the Custodian a Request for Release and Receipt of Documents substantially in the form set forth on Exhibit S requesting delivery to such Servicer of the Mortgage Loan File for such Mortgage Loan and indicating that all amounts received in connection with such payment that are required to be deposited in the Collection Account pursuant to Section 4.02 hereof have been or will be so deposited.

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          The Master Servicer and the Special Servicer (the latter, with a copy to the Master Servicer) shall forward to the Trustee or, if the Trustee is not the Custodian, the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into by such Servicer in accordance with this Agreement within ten
(10) Business Days of the execution thereof and the delivery of such instrument to such Servicer; provided, however, that such Servicer may, in lieu thereof, provide the Trustee or, if the Trustee is not the Custodian, the Custodian with a certified true copy of any such document submitted for recordation within five (5) Business Days of its execution, in which event such Servicer shall provide the Trustee or, if the Trustee is not the Custodian, the Custodian with the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the recorded original within five (5) Business Days of receipt thereof by such Servicer.

          Upon any payment in full of a Mortgage Loan, the Master Servicer or Special Servicer may execute an instrument of satisfaction regarding the related Mortgage and any other related Mortgage Loan Documents, which instruments of satisfaction shall be recorded by such Servicer if required by applicable law and shall be delivered to the Person entitled thereto, it being understood and agreed that all reasonable expenses incurred by such Servicer in connection with such instruments of satisfaction shall be deemed a Servicing Advance, which shall be reimbursed pursuant to the terms of this Agreement, but solely to the extent not otherwise chargeable to and paid by the related Mortgagor. Such Servicer shall notify the Trustee of an instrument of satisfaction described above as soon as practicable.

          Section 3.16 Additional Servicing Restrictions; Defeasance.

          With respect to each Mortgage Loan that provides for defeasance, to the extent permitted by the terms of such Mortgage Loan in connection with effecting a defeasance, the Master Servicer shall require the related Mortgagor to (i) deliver to the Trustee replacement collateral consisting of U.S. government securities within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note when due ("Defeasance Collateral"), (ii) deliver a written certification from an independent certified public accounting firm certifying that the Defeasance Collateral is sufficient to make such payments, (iii) designate a Single-Purpose Entity (which may be a subsidiary of the Depositor or the Master Servicer established for the purpose of assuming all defeased Mortgage Loans) to assume the Mortgage Loan and own the Defeasance Collateral and (iv) provide an opinion of counsel that the Trustee has a perfected security interest in the Defeasance Collateral. All expenses of the defeasance shall be charged to the Mortgagor or other responsible party to the extent permitted by the terms of such Mortgage Loan and/or applicable law.

          To the extent not inconsistent with the Mortgage Loan Documents, the Master Servicer shall not allow a Mortgagor to defease a Mortgage Loan if as of such time the Stated Principal Balance of such Mortgage Loan or the aggregate outstanding Stated Principal Balances of such Mortgage Loan and each other related outstanding Cross-Collateralized Mortgage Loan and each other outstanding Mortgage Loan with a related Mortgagor would (a) be one of the top ten Mortgage Loans or Mortgage Loan groups, as applicable, by Stated Principal Balance, unless such Servicer shall have obtained written confirmation from Fitch stating that upon such

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defeasance none of the then current rating or ratings of all outstanding
Classes of the Certificates would be qualified (if applicable), downgraded or withdrawn by Fitch as a result thereof, (b) be greater than $5,000,000 or 1% of the aggregate Stated Principal Balance of all of the Mortgage Loans, unless such Servicer shall have obtained written confirmation from S&P stating that upon such defeasance none of the then current rating or ratings of all outstanding Classes of the Certificates would be qualified (if applicable), downgraded or withdrawn by S&P as a result thereof, or (c) be equal to or less than $5,000,000 or 1% of the aggregate Stated Principal Balance of all of the Mortgage Loans, unless such Servicer delivers to the Trustee and the Rating Agencies either (1) a letter or a certificate in the form of Exhibit O, or (2) written confirmation from S&P stating that upon such defeasance none of the then current rating or ratings of all outstanding Classes of the Certificates would be qualified (if applicable), downgraded or withdrawn by S&P as a result thereof. All costs and expenses incurred pursuant to the prior sentence which are not permitted by applicable law or required under the related Mortgage Loan Document to be paid by the related Mortgagor shall be a Servicing Advance.

     Section 3.17      Interest Reserve Account.

         (a) The Trustee shall establish and maintain the Interest Reserve Account, which shall be an Eligible Account or a subaccount of the Certificate Account, in the name of the Trustee on behalf of the Certificateholders in trust for the benefit of the Certificateholders. The Interest Reserve Account shall be maintained as a segregated account, separate and apart from trust funds for mortgage pass-through certificates of other series administered by the Trustee and other accounts of the Trustee. Funds in the Interest Reserve Account shall be held uninvested.

         (b) On each Master Remittance Date occurring in (i) January of each calendar year that is not a leap year and (ii) February of each calendar year, the Trustee shall calculate the Withheld Amount with respect to each Interest Reserve Loan. On each such Master Remittance Date, the Trustee shall withdraw from the Certificate Account and deposit in the Interest Reserve Account an amount equal to the aggregate of the Withheld Amounts calculated in accordance with the previous sentence. If the Trustee shall deposit in the Interest Reserve Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Interest Reserve Account, any provision herein to the contrary notwithstanding. On or prior to the Master Remittance Date in March of each calendar year, the Trustee shall transfer to the Certificate Account the aggregate of all Withheld Amounts on deposit in the Interest Reserve Account.

     Section 3.18      Directing Certificateholder Contact with Servicers.

         No less often than on a monthly basis, each of the Master Servicer and the Special Servicer shall, without charge, make a knowledgeable Servicing Officer available to answer questions from the Directing Certificateholder regarding the performance and servicing of the Mortgage Loans and/or REO Properties for which the Master Servicer or the Special Servicer, as the case may be, is responsible.

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                                  ARTICLE IV

                               MASTER SERVICING

     Section 4.01 The Master Servicer.

         (a) The Master Servicer shall service and administer each Mortgage Loan (except as such obligations may be assigned to the Special Servicer pursuant to Article VI hereof) on behalf of the Trust Fund and in the best interests of and for the benefit of the Certificateholders in accordance with the terms of this Agreement, the terms of the respective Mortgage Loans and Accepted Master Servicing Practices.

         (b) Subject to Accepted Master Servicing Practices, Section 4.16 and the other terms of this Agreement and of each Mortgage Loan, the Master Servicer shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration that it may deem, in its best judgment, necessary or desirable, including, without limitation, to execute and deliver, on behalf of the Trust Fund, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to any Mortgage Loan which is not a Specially Serviced Mortgage Loan. Without limiting the generality of the foregoing, the Master Servicer shall, and is hereby authorized and empowered with respect to each Mortgage Loan, to prepare, execute and deliver, on behalf of the Trust Fund and at the Trust Fund's expense, any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on the related Mortgaged Property and related collateral. The Master Servicer shall service and administer each Mortgage Loan in accordance with applicable state and federal law and shall provide to each related Mortgagor any information required to be provided to it thereby. Subject to the foregoing, the Master Servicer shall service and administer each Mortgage Loan in accordance with the related Mortgage Loan Documents, and shall enforce all provisions designated in such Mortgage Loan Documents, including but not limited to the establishment and administration of escrow accounts, reserve accounts, impound accounts and operation and maintenance plans. The Master Servicer may from time to time submit to the Trustee for execution any powers of attorney and other documents necessary or appropriate to enable such Master Servicer to carry out its servicing and administrative duties hereunder. Notwithstanding the foregoing, the Master Servicer shall not modify, waive or amend any term of any Mortgage Loan (or consent to any such modification, waiver or amendment) if such modification, waiver or amendment would affect the related Monthly Payment (other than the portion thereof relating to Escrow Payments), the related Maturity Date, the related Mortgage interest rate or the related amortization schedule unless the Master Servicer determines that the contemplated action will not result in an Adverse REMIC Event in accordance with Accepted Master Servicing Practices or in reliance upon an Opinion of Counsel. The Master Servicer may only waive late payment charges in respect of a Mortgage Loan with the Directing Certificateholder's prior consent; provided, however, the Master Servicer may waive late payment charges in respect of a Mortgage Loan without the Directing Certificateholder's prior consent to the extent the same exceed the sum of (x) all unreimbursed P&I Advances made in respect of such Mortgage Loan (after the Delivery Date and prior to the collection of such late payment charges), together with all interest thereon at the Advance Rate, and (y) all reimbursements owed to the Special Servicer or the Trust for costs incurred in connection with inspections of the related Mortgaged Property.

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

The Master Servicer may only waive Default Interest with the Directing Certificateholder's prior consent. The Master Servicer shall prepare for signature by the Trustee any such powers of attorney or other documents necessary or appropriate to carry out such duties hereunder. The Trustee shall not be responsible for any action taken or omitted to be taken by any Servicer pursuant to the application of such powers of attorney unless such action was taken or omitted to be taken at the express written direction of, and in the manner specified by, the Trustee. Notwithstanding anything contained herein to the contrary, neither the Master Servicer nor the Special Servicer shall without the Trustee's written consent: (i) except as relating to a Mortgage Loan which the Master Servicer or the Special Servicer, as applicable, is servicing pursuant to its respective duties herein (in which case such Servicer shall give notice to the Trustee of the initiation), initiate any action, suit or proceeding solely under the Trustee's name without indicating the Master Servicer's or Special Servicer's, as applicable, representative capacity, or (ii) take any action with the intent to, and which actually does cause, the Trustee to be registered to do business in any state.

         (c) The Master Servicer assumes, with respect to each Mortgage Loan (except as otherwise set forth in Article VI and this Section 4.01(c)), full responsibility for the timely payment of all customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in connection with:

                      (i) any enforcement, administrative or judicial proceedings, or any necessary legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, bankruptcies, condemnations, drug seizures, foreclosures by subordinate or superior lienholders, legal costs associated with preparing powers of attorney pursuant to Section 4.01(b) above, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable);

                      (ii) all ground rents, taxes, assessments, water rates, sewer rates and other charges, as applicable, that are or may become a lien upon a related Mortgaged Property, and all fire, flood and hazard insurance coverage (to the extent required in this Agreement, including renewal payments); and

                      (iii) compliance with the servicing provisions applicable to such Master Servicer set forth herein.

With respect to any costs described in clauses (i) and (ii) above and to the extent the related Mortgage Loan Documents do not provide for Escrow Payments or the Master Servicer determines that any such payments have not been made by the related Mortgagor, the Master Servicer shall make a Servicing Advance to effect timely payment of all such expenses (in the case of those set forth in clause (ii) above, before they become delinquent) if the Master Servicer shall have or should have had knowledge based on Accepted Master Servicing Practices of such nonpayment by the Mortgagor before it becomes delinquent, and, otherwise, the Master Servicer

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

shall effect immediate payment of all such expenses which it has knowledge or should have knowledge based on Accepted Master Servicing Practices have become delinquent, unless, with respect to the payment of taxes and assessments, the Master Servicer reasonably anticipates that such bill will be paid by the Mortgagor by the close of business on or before the delinquency date, but in any event the Master Servicer shall make such advance within 90 days after such date or five Business Days after the Master Servicer has received confirmation that such item has not been paid, whichever is earlier, provided that during such 90-day period the Master Servicer shall use best efforts consistent with Accepted Master Servicing Practices to confirm whether such bill has been paid. The Master Servicer shall make such Servicing Advances with respect to Mortgage Loans from its own funds to effect such payments only to the extent not deemed a Nonrecoverable Advance and shall be reimbursed therefor in accordance with Section 4.03(a) hereof. With respect to any costs described in clause (iii) above, the Master Servicer shall be entitled to reimbursement of such costs as Servicing Advances only to the extent expressly provided in this Agreement. If the Master Servicer determines with respect to any Mortgage Loan that a Servicing Advance, if made, would constitute a Nonrecoverable Advance or that it has made a Nonrecoverable Advance, it shall deliver to the Trustee and the Directing Certificateholder a Nonrecoverable Advance Certificate. Notwithstanding the foregoing, with respect to legal costs incurred in connection with preparing powers of attorney pursuant to clause (i) above, the Master Servicer shall not be entitled to reimbursement for preparing a form of a power of attorney for each state or for legal costs incurred in connection with the preparation of a power of attorney specifically for a Mortgage Loan.

         (d) Upon the occurrence of a Servicing Transfer Event with respect to a Mortgage Loan, the Master Servicer immediately notify the Directing Certificateholder and shall effect the timely and efficient transfer of its servicing responsibilities with respect to such Mortgage Loan to the Special Servicer.

         (e) Unless the Master Servicer and the Special Servicer with respect to a Mortgage Loan are the same Person, not later than two (2) Business Days after a Mortgage Loan ceases to be a Specially Serviced Mortgage Loan, the Master Servicer shall send a letter by first class mail substantially in the form of Exhibit L notifying the related Mortgagor that servicing has been transferred to the Master Servicer.

         (f) The Master Servicer shall have no responsibility for the performance by the Special Servicer of its duties hereunder, provided that the Master Servicer shall continue certain servicing and reporting functions with respect to Specially Serviced Mortgage Loans as set forth in this Agreement.

         (g) The Master Servicer shall calculate for each Mortgage Loan, to the extent provided in and consistent with a Mortgage Loan, any related Prepayment Premium required to be calculated by reference to a U.S. Treasury Rate (or a specified number of basis points in excess thereof) by determining the present value as of the date of prepayment of the remaining Monthly Payments from such date of prepayment through the related stated maturity (including the Balloon Payment). With respect to any Specially Serviced Mortgage Loan, the Master Servicer shall request confirmation from the Special Servicer as to the calculation of the related Prepayment Premium.

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         (h) With respect to any Mortgage Loan that has a ground lease, the
Master Servicer, on behalf of the Trustee, shall send notice to the related ground lessor to the effect that the Trustee is the new mortgagee under such Mortgage Loan.

     Section 4.02 Collection Account; Collection of Certain Mortgage Loan Payments.

         (a) Subject to Article VI, from the date hereof until the principal and interest on the Mortgage Loans are paid in full, the Master Servicer shall proceed diligently to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall follow collection procedures in accordance with Accepted Master Servicing Practices, to the extent such procedures shall be consistent with this Agreement and, in connection with collections under any applicable insurance policy, the terms of such insurance policy required to be maintained with respect thereto.

         (b) On or before the Delivery Date, and as necessary thereafter, the Master Servicer shall establish, and hereby agrees to maintain for the duration of this Agreement, the Collection Account. The Collection Account shall be an Eligible Account. The Collection Account shall relate solely to collections with respect to Mortgage Loans, and funds in the Collection Account shall be held by the Master Servicer for the benefit of the Certificateholders and shall not be commingled with any other moneys. The Master Servicer shall deposit, within one Business Day following receipt, all collections with respect to the Mortgage Loans received by it into the Collection Account and the applicable subaccount of the Escrow Account pursuant to this Section 4.02(b) and pursuant to Section 4.06(a), respectively. The Master Servicer shall, within five (5) Business Days of the establishment thereof, notify the Trustee and the Special Servicer in writing of the location and account number thereof and shall give the Trustee and the Special Servicer written notice of any change of such location or account number on or prior to the date of such change. Funds in the Collection Account may be invested by, at the risk of, and for the benefit of, the Master Servicer in Permitted Investments which shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be registered in the name of the Master Servicer (in its capacity as such and for the benefit of the Certificateholders) or its nominee. All income therefrom may be retained by the Master Servicer as additional servicing compensation. In addition, the Master Servicer shall deposit into such account out of its own funds an amount representing any net losses realized on Permitted Investments with respect to funds in such account no later than the first Master Remittance Date after the occurrence of such loss.

         (c) The Master Servicer shall deposit the following amounts, without duplication, into the Collection Account:

                      (i) all payments on account of principal, including amounts required to be deposited therein pursuant to Section 2.04 or Section 4.06(c)(iii) hereof, and Principal Prepayments, on the Mortgage Loans;

                      (ii) all payments on account of interest (including Excess Interest and Default Interest) on the Mortgage

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

                              Loans (including amounts required to be
                              deposited therein pursuant to Section 2.04 or
                              Section 4.06(c)(iii) hereof);

                      (iii) all Liquidation Proceeds, Excess Condemnation Proceeds and Excess Insurance Proceeds with respect to the Mortgaged Properties;

                      (iv) out of such Master Servicer's own funds, an amount representing net losses realized on Permitted Investments with respect to funds in such Collection Account pursuant to Section 4.02(b);

                      (v) any amounts representing Prepayment Premiums paid by the Mortgagors;

                      (vi) any amounts received from the Special Servicer pursuant to Sections 6.05(b)(iii) and 6.07;

                      (vii) any other amounts received from the Mortgagors with respect to the Mortgage Loans; and

                      (viii) any amounts received from the Special Servicer under Section 6.08 hereof;

but excluding (1) REO Proceeds (except as provided in clauses (vi) and (viii) above), (2) amounts representing fees payable under any Mortgage Loan Document, late payment charges (to the extent not required to offset (A) all interest accrued on Advances, calculated at the Advance Rate, made in respect of the related Mortgage Loan (after the Delivery Date and prior to collection of such late payment charges) and not previously reimbursed to the Trust Fund and (B) all reimbursements owed to the Special Servicer or the Trust for costs incurred in connection with inspections of the related Mortgaged Property), modification fees, assumption fees (subject to Section 4.08(d)), processing fees, extension fees, NSF check charges and similar fees and charges payable by Mortgagors with respect to the Mortgage Loans, which may be retained by the Master Servicer (or the Special Servicer or the Trust if received with respect to a Specially Serviced Mortgage Loan) as additional servicing compensation hereunder (provided that all NSF charges shall be payable to the Master Servicer) (3) any amounts received from a Mortgagor to reimburse such Master Servicer, (or the Special Servicer with respect to a Specially Serviced Mortgage Loan), for expenses pursuant to the terms of the Mortgage Loan, including costs incurred in connection with the preparation of a Property Inspection Report and (4) Escrow Payments.

         (d) All funds deposited by the Master Servicer in the related Collection Account shall be held for the benefit of the Certificateholders until disbursed or withdrawn in accordance herewith. Except as expressly permitted or required hereunder, the Master Servicer shall not sell, transfer or assign to any Person any interest (including any security interest) in amounts credited or to be credited to the Collection Account or take any action towards that end, and shall maintain such amounts free of all liens, claims and encumbrances of any nature.

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

         (e) The Master Servicer shall, within one Business Day of receipt or discovery of receipt, remit to the Special Servicer for deposit in the related REO Account any REO Proceeds deposited into the Collection Account or any related Escrow Account.

     Section 4.03 Permitted Withdrawals from the Collection Account.

         (a) The Master Servicer shall make withdrawals from the Collection Account of amounts on deposit therein attributable to the Mortgage Loans for (without duplication) the following purposes in the following order of priority:

                      (i) to recoup any amount deposited in the Collection Account and not required to be deposited therein;

                      (ii) on each Master Remittance Date, from amounts on deposit in the Collection Account representing payments by a Mortgagor of interest or Liquidation Proceeds, Excess Insurance Proceeds and Excess Condemnation Proceeds and REO Proceeds, with respect to a Mortgage Loan and proceeds from the repurchase of a Mortgage Loan pursuant to the terms hereof, to pay to itself the Master Servicing Fee and from such amounts and other amounts on deposit in the Collection Account representing payments by any Mortgagor of principal, to pay the Special Servicer the Basic Special Servicing Fee, if applicable;

                      (iii) to reimburse the Trustee and itself, in that order, for previously unreimbursed P&I Advances from any amounts on deposit in such account, together with accrued and unpaid interest at the Advance Rate pursuant to Section 4.05(e), the right to withdraw amounts pursuant to this subclause (iii) being limited to amounts on deposit in the Collection Account in respect of Liquidation Proceeds, Excess Insurance Proceeds, REO Proceeds and Excess Condemnation Proceeds with respect to the Mortgage Loan and proceeds from the repurchase of a Mortgage Loan pursuant to the terms hereof with respect to the Mortgage Loan with respect to which such P&I Advance was made or the related Mortgaged Property, and any other amounts received on such Mortgage Loan that represent late recoveries of payments with respect to which such P&I Advances were made;

                      (iv) to the extent not reimbursed from amounts on deposit in the Escrow Account pursuant to
                              Section 4.06(c)(vii) hereof, to reimburse the Trustee and then to itself and the Special Servicer, pro rata, pursuant to Sections 4.01(c), 4.05 and 6.10, for previously

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

                              unreimbursed Servicing Advances incurred in connection with a Mortgaged Property (which amounts shall be accounted for in accordance with the provisions of Section 4.10 hereof) together with accrued and unpaid interest at the Advance Rate pursuant to Sections 4.01(c), 4.05(e) and 6.10, the right to withdraw amounts pursuant to this subclause (iv) being limited to amounts on deposit in the Collection Account in respect of Liquidation Proceeds, Excess Insurance Proceeds, REO Proceeds and Excess Condemnation Proceeds with respect to such Mortgaged Property or proceeds from the repurchase of a Mortgage Loan pursuant to the terms hereof with respect to such Mortgaged Property, and any other amounts received with respect to the Mortgage Loan including late recoveries of payments with respect to which such Servicing Advances were made;

                      (v)     [RESERVED];

                      (vi) on each Master Remittance Date, to pay the Trustee and itself, in that order, for accrued and unpaid interest at the Advance Rate on any reimbursed P&I Advances made with respect to any Mortgage Loan from any amounts on deposit in the Collection Account, to the extent not otherwise offset by late payment charges collected on the related Mortgage Loan during the same Collection Period;

                      (vii) on each Master Remittance Date, to reimburse the Trustee, and then itself and the Special Servicer, pro rata, from any amounts on deposit in the Collection Account for (A) any unreimbursed Nonrecoverable Advance for which a Nonrecoverable Advance Certificate has been previously delivered or (B) any unreimbursed Servicing Advance for an expense the payment or reimbursement of which is not an obligation of the related Mortgagors under the terms of the related Mortgage Loan Documents, in each case, together with interest at the Advance Rate pursuant to Sections 4.05(e) and 6.10, respectively, made with respect to the Mortgage Loans;

                      (viii) on each Master Remittance Date, to pay itself any reinvestment income on amounts on deposit in the Collection Account to which it is entitled pursuant to Section 4.02(b);

                      (ix) to pay expenses of the Trust Fund specifically identified as such and authorized in this Agreement;

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

                      (x) on each Master Remittance Date, to make remittances to the Trustee pursuant to Section
                              4.04 hereof;

                      (xi) on each Master Remittance Date, to make remittances to the Special Servicer in respect of the Workout Fee and the Liquidation Fee; and

                      (xii) to clear and terminate the Collection Account upon termination of this Agreement.

         (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan-by-Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account and determining any shortfall or overpayment of any amounts due from or on behalf of any Mortgagor or Mortgaged Property.

     Section 4.04 Remittances to the Trustee.

         (a) On each Master Remittance Date, the Master Servicer shall (1) withdraw from the Collection Account and remit to the Trustee for deposit into the Certificate Account, by wire transfer of immediately available funds, all amounts on deposit in the Collection Account as of the related Determination Date (including any amounts in respect of Excess Interest and Default Interest) minus:

                      (i) any permitted charges against or withdrawals from the Collection Account pursuant to clauses
                              (i) through (x) of Section 4.03(a); and

                      (ii) any amounts on deposit in the Collection Account representing a Monthly Payment due on a Due Date following the Collection Period for such Master Remittance Date net of any reduction in the aggregate amount of P&I Advances for such Determination Date pursuant to Section 4.05(a) (which amounts, other than those representing Escrow Payments, shall be remitted pursuant to this Agreement on the Master Remittance Date immediately following the Collection Period in which such Monthly Payment was due), and (2) remit to the Trustee on or before 2:00 p.m., New York City time, any P&I Advances required to be made on or prior to such Master Remittance Date pursuant to Section 4.05(a). If the Trustee fails to receive by 2:00 p.m., New York City time on the Master Remittance Date any or all of the amounts required by this clause (a), the Trustee shall promptly notify (in accordance with Section 13.05(b)) the Master Servicer of such failure.

         (b) With respect to any Master Servicer remittance received by the Trustee after the Master Remittance Date (including any P&I Advance), the Master Servicer shall pay to the Trustee interest on such amount until paid at the Advance Rate. Such interest shall be deposited into the Certificate Account by the Master Servicer on the date such late payment is made and

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shall cover the period commencing with the day following the Master Remittance
Date and ending with the Business Day on which such payment is made, both inclusive. The payment by the Master Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default.

         (c) The Master Servicer shall provide to the Trustee for delivery to any beneficial owner of a Certificate information requested thereby with respect to the calculation of any Prepayment Premium on a prepaying Mortgage Loan.

     Section 4.05 Master Servicer Advances.

         (a) To the extent that as of the Determination Date for any month, the full amount of the Monthly Payment due in such month with respect to any Mortgage Loan has not been received by the Master Servicer, the Master Servicer shall remit to the Trustee on the Master Remittance Date, for deposit into the Certificate Account, a P&I Advance in an amount equal to the excess of such Monthly Payment net of an amount corresponding to the Master Servicing Fee over the amount received; provided, however, that the Master Servicer shall not be required to make a Nonrecoverable Advance or make an advance for Default Interest or Excess Interest and, provided further, that the Master Servicer shall not be required to make a P&I Advance with respect to a Balloon Payment and, provided further, that if a Collateral Value Adjustment exists with respect to any Mortgage Loan, then, in the event of subsequent delinquencies thereon, the interest portion of the P&I Advance in respect of such Mortgage Loan for the related Distribution Date shall be reduced (it being herein acknowledged that there shall be no reduction in the principal portion of such P&I Advance) to equal the product of (i) the amount of the interest portion of such P&I Advance for such Mortgage Loan for such Distribution Date without regard to this proviso, multiplied by (ii) a fraction, expressed as a percentage, the numerator of which is equal to the Stated Principal Balance of such Mortgage Loan immediately prior to such Distribution Date, net of the related Collateral Value Adjustment, if any, and the denominator of which is equal to the Stated Principal Balance of such Mortgage Loan immediately prior to such Distribution Date. For purposes of the immediately preceding sentence, the Monthly Payment due on the Maturity Date for a Balloon Mortgage Loan will be the amount that would be due on such day based on the full amortization schedule used to calculate the Monthly Payments thereon prior to the Maturity Date. If the Master Servicer determines that a P&I Advance is required, it shall on such Master Remittance Date remit to the Trustee for deposit in the Certificate Account out of its own funds an amount equal to the P&I Advance; provided, however, that the aggregate amount of such P&I Advances for any Determination Date shall be reduced by any amounts being held for future remittance by the Master Servicer pursuant to Section 4.04(a)(1)(ii) before deduction for reductions in P&I Advances pursuant to this Section 4.05. Any funds being held in the Collection Account for future distribution and so used shall be replaced by the Master Servicer from its own funds as a P&I Advance (or from receipts on Mortgage Loans against which such P&I Advance was made) by deposit in such Collection Account on or before any future Master Remittance Date to the extent that funds in such Collection Account on such Master Remittance Date shall be less than payments to the Trustee required to be made on such date. If the Master Servicer determines with respect to any Mortgage Loan that a P&I Advance, if made, would constitute a Nonrecoverable Advance or that it has made a Nonrecoverable Advance, it shall deliver to the Directing Certificateholder and the Trustee a Nonrecoverable Advance Certificate, upon which the Trustee may conclusively rely.

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

         (b) [RESERVED]

         (c) The Master Servicer, as requested by the Special Servicer with respect to any Specially Serviced Mortgage Loan, shall make Servicing Advances from its own funds to effect the timely payment of any Property Protection Expense or Property Improvement Expense upon five (5) Business Days notice; provided that the Special Servicer shall only request the Master Servicer to make Servicing Advances with respect to any Specially Serviced Mortgage Loan from its own funds to the extent there are not sufficient funds in the related REO Account (taking into account any necessary reserve amounts as to REO Loans) or the related Escrow Account available to cover any such expenses and as permitted under the Mortgage Loan Documents and the Master Servicer shall not be required to make a Nonrecoverable Advance. The Master Servicer shall be entitled to reimbursement for any unreimbursed Servicing Advance made pursuant to the immediately preceding sentence pursuant to this Agreement.

         (d) [RESERVED]

         (e) The Trustee, and subject to Section 4.05(c), the Master Servicer, shall be entitled to interest on any Advance made thereby with respect to a Mortgage Loan. Such interest shall accrue at the Advance Rate from the date on which such Advance was made to but not including any Business Day on which the Person making such Advance is reimbursed for such Advance as provided in this Agreement; provided, however, that neither the Master Servicer nor any other party shall be entitled to interest accrued on the amount of any P&I Advance with respect to any Mortgage Loan if the related Monthly Payment is received by the Master Servicer on or prior to the Master Remittance Date immediately following the Due Date for such Monthly Payment; provided, further, that neither the Master Servicer nor any other party shall be entitled to interest accrued on the amount of any P&I Advance with respect to any of Mortgage Loan Numbers 1, 50 or 116 (as identified on Exhibit G) made before the end of any such Mortgage Loan's related grace period.

         (f) [RESERVED]

         (g) The Master Servicer shall determine on each Business Day whether amounts are available in the Collection Account or Escrow Account to reimburse the Trustee or itself for unreimbursed Advances made pursuant to this Agreement. The Master Servicer shall withdraw all amounts necessary to make such reimbursement to the extent such withdrawals are permitted under Section 4.03(a) or Section 4.06(c), and shall reimburse the Trustee and itself, in that order, on each Business Day.

     Section 4.06 Escrow Accounts.

         (a) On or before the Delivery Date, the Master Servicer shall establish, and hereby agrees to maintain for the duration of this Agreement, an Escrow Account. The Escrow Account shall be an Eligible Account to the extent consistent with the related Mortgage Loan Documents. The Escrow Account shall consist of one or more subaccounts, each of which shall relate solely to collections with respect to a Mortgage Loan, and funds in each such subaccount in the Escrow Account shall be held by such Master Servicer for the benefit of the Certificateholders and the related Mortgagors and shall not be commingled with any other

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moneys. The Master Servicer shall, within five (5) Business Days of the establishment thereof, notify the Trustee and the Special Servicer in writing of the location and account number of the Escrow Account (and any subaccount thereof) and shall give the Trustee and the Special Servicer written notice of any change of such location or account number on or prior to the date of such change. The Master Servicer shall deposit into the appropriate subaccount of the related Escrow Account any Escrow Payments that it receives, including, without limitation, (i) any Payment Reserve, Repair and Remediation Reserve, Replacement Reserve or Tenant Improvement and Leasing Commissions Reserve required to be deposited therein on the applicable closing date and as of each Due Date for a Mortgage Loan and (ii) any related Insurance Proceeds or Condemnation Proceeds. In addition, such Master Servicer shall deposit, on the related Master Remittance Date, into such subaccount out of its own funds an amount representing net losses realized on Permitted Investments with respect to funds in such subaccount except to the extent such investments were made at the direction of and for the benefit of the Mortgagor under the related Mortgage Loan Documents pursuant to the second sentence of Section 4.06(b).

         (b) Subject to the terms of the Mortgage Loan Documents, and to applicable Law, any funds in any subaccount of an Escrow Account may be invested by, at the risk of, and for the benefit of, the Master Servicer in Permitted Investments and any such Permitted Investment shall not be sold or disposed of prior to its maturity. If, however, pursuant to the terms of the related Mortgage Loan Documents, or pursuant to applicable Law, any funds in an Escrow Account are required to be invested for the benefit of the related Mortgagor, the Master Servicer shall so invest such funds.

         (c) Withdrawals from any subaccount of an Escrow Account may be made (to the extent amounts have been escrowed for such purpose and to the extent permitted by the related Mortgage Loan Documents) only for the following purposes in the following order of priority:

                      (i) to recoup any amount deposited in such subaccount and not required to be deposited therein or to refund to the related Mortgagor any sums determined to be overages;

                      (ii) to pay interest earned on such account, if any, to itself as additional servicing compensation or to the related Mortgagor as required by subsection (b) above;

                      (iii) from amounts on deposit in such subaccount representing the Payment Reserve for a Mortgage Loan, to effect (by means of deposit to the Collection Account pursuant to Section 4.02(c) hereof) the timely payment of principal or interest on such Mortgage Loan;

                      (iv) to effect the timely payment of taxes, assessments, insurance and other basic carrying costs in connection with the related Mortgage Loan;

                      (v) from amounts on deposit in such subaccount representing Insurance Proceeds for a Mortgage Loan, to

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                              effect the restoration or repair of the related
                              Mortgaged Property or to release to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law;

                      (vi) from amounts on deposit in such subaccount representing Condemnation Proceeds for a Mortgage Loan, to effect the restoration or repair of the related Mortgaged Property or to release to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law;

                      (vii) without duplication of any amounts otherwise reimbursed pursuant to Section 4.03(a) to the Master Servicer or the Special Servicer, to reimburse the Master Servicer or the Special Servicer, in that order, out of related collections on the related Mortgage Loan for any Servicing Advances made by such Servicer pursuant to this Agreement together with interest at the Advance Rate pursuant to Sections 4.05(e) and 6.10, respectively;

                      (viii) upon satisfaction of the conditions relating thereto in the related Mortgage Loan Documents, to disburse to the related Mortgagor any amounts in the Replacement Reserve, the Repair and Remediation Reserve or the Tenant Improvement and Leasing Commissions Reserve required to be so disbursed; or

                      (ix) to clear and terminate such subaccount on payment in full of the related Mortgage or upon termination of this Agreement.

         (d) To the extent that interest earned on funds in an Escrow Account is insufficient to pay interest on such funds to the related Mortgagor to the extent required by applicable Law, the Master Servicer shall, as part of its servicing duties under this Agreement, pay such interest from its own funds as a Servicing Advance, and shall be entitled to reimbursement therefor pursuant to Section 4.03(a) hereof; provided, however, that the Master Servicer shall not be required to make a Nonrecoverable Advance.

         (e) The Master Servicer shall maintain accurate records with respect to each related Mortgaged Property reflecting the status of taxes, assessments, insurance premiums and

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other similar items that are or may become a lien thereon and the status of insurance premiums and ground rent, if applicable, payable in respect thereof. The Master Servicer shall obtain, from time to time, all bills for the payment of such items (including renewal premiums) and shall effect timely payment thereof in accordance with the provisions of Sections 4.01(c) and 4.07 hereof, employing for such purpose amounts in the related Escrow Account as allowed under the terms of the related Mortgage Loan Documents or, if not paid from amounts on deposit in such Escrow Account, by making a Servicing Advance pursuant to Section 4.01(c) hereof. The Master Servicer shall be entitled to reimbursement therefor with interest thereon at the Advance Rate pursuant to
Section 4.03(a) or Section 4.06(c).

     Section 4.07 Maintenance of Insurance.

         (a) The Master Servicer shall use its reasonable efforts consistent with Accepted Master Servicing Practices to cause the related Mortgagor to maintain with a Qualified Insurer (to the extent permitted by the Mortgage Loan Documents), or if the Mortgagor does not so maintain, the Master Servicer shall cause to be maintained with a Qualified Insurer for each related Mortgaged Property all insurance required by the terms of the related Mortgage Loan Documents; provided, that insurance in the amount required above is available at a commercially reasonable cost and the Trustee, as mortgagee, has an insurable interest. Subject to the preceding sentence, hazard insurance shall be maintained in the amount set forth in the related Mortgage Loan Documents but in any event in an amount at least equal to the lesser of (a) the replacement cost of the improvements which are a part of such property without deduction for depreciation and (b) the unpaid principal balance on such Mortgage Loan. Such insurance policies shall also provide coverage in amounts sufficient such that the insurance carrier would not deem the Mortgagor to be a co-insurer thereunder. All such policies shall provide for at least thirty (30) days' prior written notice (if available) to the Master Servicer of any cancellation thereunder. The Master Servicer shall notify the Trustee, the Rating Agencies and the Directing Certificateholder upon becoming aware of any cancellation, reduction in the amount of, or material change in, the coverage provided under any such insurance policy. If at any time the Mortgaged Property is in a federally designated special flood hazard area, the Master Servicer shall use its reasonable efforts consistent with Acceptable Servicing Practices to cause the related Mortgagor to maintain or will itself obtain flood insurance in respect thereof to the extent available at a commercially reasonable cost and the Trustee, as mortgagee, has an insurable interest. Such flood insurance shall be in an amount equal to the lesser of
(x) the unpaid principal balance of the related Mortgage Loan, (y) the maximum amount of such insurance required by the terms of the related Mortgage Note or Mortgage and (z) the maximum amount of such insurance that is available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program). Any cost incurred in maintaining any insurance required pursuant to this subsection (a) shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit but such cost shall be deemed to be a Servicing Advance and shall be reimbursed as provided in this Agreement.

         (b) If the Master Servicer or the Special Servicer, as applicable, causes any Mortgaged Property or REO Property to be covered by a master force placed insurance policy, which policy is issued by a Qualified Insurer and provides no less coverage in scope and amount

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for such Mortgaged Property or REO Property than the insurance required to be maintained pursuant to Section 4.07(a), the Master Servicer or Special Servicer shall conclusively be deemed to have satisfied its obligations to maintain insurance pursuant to Section 4.07(a). Such policy may contain a deductible clause, in which case the Master Servicer or Special Servicer, as applicable shall, in the event that (i) there shall not have been maintained on the related Mortgaged Property or REO Property a policy otherwise complying with the provisions of Section 4.07(a), and (ii) there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately deposit into the Collection Account from its own funds the amount not otherwise payable under such policy because of such deductible to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable.

         (c) All of the hazard insurance policies required to be maintained under subsection (a) of this Section shall contain a standard mortgagee clause naming the Master Servicer (or Special Servicer with respect to REO Mortgage Loans), as agent for the Trustee and its successors and assigns as the Person to whom all payments made by the insurance carrier shall be made. The Master Servicer (or the Special Servicer with respect to REO Mortgage Loans) shall arrange for the application of all such insurance proceeds (i) to the restoration or repair of the related Mortgaged Property, (ii) to prepay in whole or in part the outstanding principal amount of the related Mortgage Note or (iii) to be released to the related Mortgagor, as the case may be, in all cases in accordance with the express requirements of the applicable Mortgage Loan Documents. To the extent the applicable Mortgage Loan Documents require the delivery of appraisals, engineer's reports, architect's disbursement certificates or other documents or instruments before any such insurance proceeds are applied, the Master Servicer shall obtain and verify the same and any costs so incurred shall be deemed to be a Servicing Advance and shall be reimbursed as provided in this Agreement.

         (d) With respect to any insurance required to be maintained pursuant to this Section 4.07, the Master Servicer shall remit to the Special Servicer any unearned premiums with respect to premiums that were advanced by the Special Servicer pursuant to Section 6.03(b). Amounts to be paid to the Special Servicer pursuant to this clause (d) shall be paid upon receipt by the Master Servicer of the refund of such unearned premium and of a certification by the Special Servicer of such amount of unearned premium and of the amount of such unreimbursed Servicing Advance.

     Section 4.08 Enforcement of "Due-on-Sale" Clauses; Assumption
Agreements.

         (a) To the extent any Mortgage Loan contains an enforceable "due-on-sale" or "due-on-encumbrance" clause, in the event the Master Servicer has knowledge of any sale or encumbrance in contravention of such clause, the Master Servicer shall enforce or waive such clause in accordance with Accepted Master Servicing Practices; provided, however, that prior to waiving any "due-on-encumbrance" clause the Master Servicer shall (i) obtain the Directing Certificateholder's consent in accordance with Section 4.16, (ii) obtain written confirmation from S&P that none of the then-current rating or ratings of all outstanding Classes of the Certificates would be qualified (if applicable), downgraded or withdrawn by S&P as a result of

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such waiver, and (iii) if the related Mortgage Loan, together with any other
Mortgage Loans cross-collateralized therewith, or together with all other Mortgage Loans with the same or an affiliated Mortgagor, is one of the ten largest of the then outstanding Mortgage Loans, by Stated Principal Balance, then the Master Servicer shall obtain written confirmation from Fitch stating that none of the then-current rating or ratings of all outstanding Classes of the Certificates would be downgraded or withdrawn by Fitch, as a result of such waiver; provided, further, that any confirmation required by clause (ii) or (iii) shall be at the related Mortgagor's expense, to the extent permitted by the related Mortgage Loan Documents; provided, that only expenses in excess thereof shall be a reimbursable Servicing Advance. If the Master Servicer waives or is unable to enforce any such "due-on-sale" clause or if no "due-on-sale" clause is applicable, the Master Servicer shall enter into an assumption agreement with the Person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state Law and the related Mortgage, the Mortgagor remains liable thereon. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as the Mortgagor and becomes liable under the Mortgage Note; provided, however, that such substitute Mortgagor must satisfy the requirements set forth in the related Mortgage Loan Documents or the underwriting requirements customarily imposed by prudent commercial mortgage lenders as a condition to approval of a borrower on a new mortgage loan substantially similar to such Mortgage Loan.

         (b) To the extent any Mortgage Loan contains a clause granting a right of assumption to a qualified substitute Mortgagor upon the sale, conveyance or transfer of the related Mortgaged Property, the Master Servicer shall enter into an assumption agreement with such qualified substitute Mortgagor, pursuant to which such substitute Mortgagor becomes liable under the Mortgage Note. If any Person other than the Mortgagor has, pursuant to the related Mortgage Loan Documents, undertaken to indemnify the mortgagee and, in connection with an assumption of the type referred to in the preceding sentence, the related Mortgage Loan Documents permit a substitution of such third-party indemnitor by a qualified substitute indemnitor, the Master Servicer shall enter into an assumption of liability agreement with such qualified substitute indemnitor, pursuant to which such substitute indemnitor becomes liable under the relevant indemnification obligations. The Master Servicer is also authorized to enter into a substitution of liability agreement with such substitute Mortgagor, pursuant to which the original Mortgagor is released from liability and such substitute Mortgagor is substituted as the Mortgagor and becomes liable under the Mortgage Note; provided, however, that such substitute Mortgagor must satisfy the requirements set forth in the related Mortgage Loan Documents or the underwriting requirements customarily imposed by prudent commercial mortgage lenders as a condition to approval of a borrower on a new mortgage loan substantially similar to such Mortgage Loan.

         (c) Prior to entering into any such assumption agreement, if the aggregate Stated Principal Balance of the Mortgage Loans of the assuming Mortgagor and its Affiliates and any other Mortgage Loans cross-collateralized therewith is more than (a) $20,000,000 or (b) 5% of the current outstanding Certificate Balance (as verified by the Trustee), then the Master Servicer shall obtain (at the related Mortgagor's expense, to the extent permitted by the related Mortgage Loan Documents; provided, that any expense in excess thereof shall be a reimbursable Servicing

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Advance) written confirmation from S&P stating that none of the then-current rating or ratings of all outstanding Classes of the Certificates would be qualified (if applicable), downgraded or withdrawn by S&P, as a result thereof. Prior to entering into any such assumption agreement, if the related Mortgage Loan, together with any other Mortgage Loans cross-collateralized therewith, or together with all other Mortgage Loans with the same or an affiliated Mortgagor, is one of the ten largest of the then outstanding Mortgage Loans, by Stated Principal Balance, then the Master Servicer shall obtain (at the related Mortgagor's expense, to the extent permitted by the related Mortgage Loan Documents; provided, that any expense in excess thereof shall be a reimbursable Servicing Advance) written confirmation from Fitch stating that none of the then-current rating or ratings of all outstanding Classes of the Certificates would be downgraded or withdrawn by Fitch, as a result thereof. The Master Servicer shall promptly deliver such confirmation to the Trustee and the Directing Certificateholder. Neither the Master Servicer nor the Special Servicer shall (to the extent that it is within their control to prohibit such event) consent to the assumption and transfer of any Mortgaged Property which secures a Cross Collateralized Loan unless all of the Mortgaged Properties securing such group of Cross Collateralized Loans are transferred simultaneously by the respective Mortgagor.

         (d) The Master Servicer shall retain all fees collected for processing and entering into an assumption or substitution of liability agreement relating to non-Specially Serviced Mortgage Loans, subject to the terms of any related subservicing agreement.

         (e) In connection with any assumption under this Section 4.08, no material term of the Mortgage Note (including, but not limited to, the Mortgage Rate, the amount of the Monthly Payment, any interest rate floor or cap applicable to the calculation of the Mortgage Rate and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed. The Master Servicer shall forward to the Custodian the original substitution or assumption agreement and shall forward to the Trustee and the Directing Certificateholder a copy of such substitution or assumption agreement.

         (f) Notwithstanding the foregoing or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any conveyance by a Mortgagor of a Mortgaged Property or any assumption of a Mortgage Loan by operation of Law that the Master Servicer in its reasonable judgment determines it may be restricted by Law from preventing. The Master Servicer shall deliver prompt written notice to the Trustee and the Directing Certificateholder of any such determination or assumption.

         (g) The Master Servicer shall notify each Rating Agency if it shall have actual knowledge that such assumption results in any Mortgagor, or any affiliate or principal thereof, representing ownership interest in more than 5% of the Mortgagors by outstanding principal balance of the Mortgage Loans.

     Section 4.09 Review of Property Inspections, Operating Statements and Rent Rolls.

         (a) The Master Servicer shall inspect or cause to be inspected each related Mortgaged Property at such times and in such manner as are consistent with Accepted Master Servicing Practices and shall verify and deliver a copy of a Property Inspection Report in


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substantially the form of Exhibit M to the Trustee upon request and to the
Directing Certificateholder quarterly; provided that (i) each Mortgaged Property securing a Mortgage Loan with an outstanding principal balance in excess of $2,000,000 or 2% of the current aggregate principal balance of all Mortgage Loans shall be inspected and a Property Inspection Report shall be delivered at least once a year and (ii) each other Mortgaged Property securing a Mortgage Loan shall be inspected and a Property Inspection Report shall be delivered at least once every two years; provided, however, that any Mortgaged Property securing a Mortgage Loan which becomes a Specially Serviced Mortgage Loan shall be inspected promptly by the Special Servicer after the Servicing Transfer Event occurs and, so long as the related Mortgage Loan is a Specially Serviced Mortgage Loan, annually thereafter. A copy of each Property Inspection Report prepared by the Special Servicer shall be delivered by hard copy or electronic means (as directed by the recipient) to the Master Servicer and the Directing Certificateholder promptly, but in any event within 30 days after such inspection. All reasonable costs and expenses of the Special Servicer incurred in connection with its obligations under this Section 4.09(a) shall be offset by late fees collected in respect of the related Mortgage Loans and, to the extent not offset by late fees, shall be an Additional Trust Fund Expense.

         (b) The Master Servicer shall, within thirty (30) Business Days of receipt, verify any operating statements and rent rolls prepared by a Mortgagor of a Mortgaged Property in accordance with the terms of the Mortgage Loan for compliance with any covenants contained in the related Mortgage Loan Documents. Within 105 calendar days after the end of each quarter for the trailing or quarterly information received (or 180 calendar days after the end of each year for annual information received), commencing in the quarter ending on September 30, 2001 for current year trailing data and January 1, 2002 for annual, year end data, the Master Servicer shall deliver to the Trustee, the Directing Certificateholder and each Rating Agency upon request by electronic means the Operating Statement Analysis Reports and NOI Worksheets for each Mortgaged Property, provided that the Master Servicer has timely received (either directly or from a subservicer or the Special Servicer) the related operating statements and rent rolls from the related Mortgagor. The Special Servicer shall provide to the Master Servicer the related data fields for, and hard copies of, operating statements and rent rolls relating to Specially Serviced Mortgage Loans and REO Properties at least thirty (30) days (or some other time as agreed by the Master Servicer and the Special Servicer) prior to the applicable time period for the Master Servicer's delivery of the Operating Statement Analysis Reports and the NOI Worksheets as set forth in this Section 4.09(b).

     Section 4.10   Reports of the Master Servicer and the Trustee.

         (a) The Master Servicer shall prepare, or cause to be prepared, and deliver to the Trustee (and the Special Servicer, if requested), in an electronic format reasonably acceptable to the Trustee, consistent with Accepted Master Servicing Practices and convertible to EDGAR format, not later than (i) 12:00 noon New York City time on the second Business Day immediately preceding each Distribution Date, a copy of the CMSA Loan Periodic Update File, (ii) 12:00 noon New York City time on the second Business Day immediately preceding each Distribution Date after October 1, 2001, all remaining CMSA IRP Reports; provided, however, that any reports not prepared by the Master Servicer shall only be delivered to the extent received; provided, further, that supplemental reports (v) and (viii) in clause (b) of the definition


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

of CMSA IRP shall be delivered quarterly. Each such report shall be in respect of the related Remittance Period on a Mortgage Loan-by-Mortgage Loan basis to the extent applicable.

         (b) The Master Servicer shall, upon the Trustee's reasonable request, provide such other customary information relating to the Mortgage Loans as is necessary for the Certificateholders to prepare their federal, state and local income tax returns.

         (c) The Master Servicer shall prepare and distribute (with copies to each of the Special Servicer and the Directing Certificateholder) all information statements relating to payments on the Mortgage Loans in accordance with all applicable federal and state laws and regulations. Upon prior written request of the Trustee, the Master Servicer shall prepare such other reports as may be reasonably requested in writing by the Trustee or the Rating Agencies (with copies to each of the Special Servicer and the Directing Certificateholder). The Master Servicer shall be entitled to charge a reasonable fee reflecting the internal and external costs to such Master Servicer of preparing any such report and such fee shall be charged to the Person making such a request to the Trustee (other than the Rating Agencies, the Special Servicer and the Directing Certificateholder in which case such expenses shall be an expense of the Trust Fund and paid as a Servicing Advance).

         (d) The Special Servicer shall notify the Master Servicer and the Directing Certificateholder of the occurrence of a Required Appraisal Date or a Collateral Value Adjustment within five (5) Business Days of its knowledge or receipt of notice of the occurrence of any such event. The Master Servicer shall notify the Depositor, the Directing Certificateholder and the Special Servicer (if the Special Servicer has not provided the Master Servicer notice pursuant to the preceding sentence) of the occurrence of a Required Appraisal Date or a Collateral Value Adjustment within five (5) Business Days of its knowledge or receipt of notice of the occurrence of any such event.

         (e) The Master Servicer shall provide the reports and files through electronic format or on its Website (except (i) for the CMSA Bond Level File and the CMSA Collateral Summary File and (ii) that the Master Servicer shall only be required to provide the CMSA Loan Setup File to the extent received and (iii) that the Master Servicer shall only be required to provide reports in electronic format or on its Website to the extent it prepares or receives such reports in electronic format). The Trustee shall provide or make available on its Website the CMSA Bond Level File and the CMSA Collateral Summary File.

         (f) The Master Servicer shall prepare and deliver the reports required by this Section 4.10, within the time frames set forth herein, notwithstanding that the Special Servicer has failed to prepare and deliver any reports required to be prepared and delivered by it pursuant to Section 6.09; provided, however, that the Master Servicer shall have no obligation to prepare and deliver any such reports of the Special Servicer.

         (g) The Master Servicer and the Trustee, as applicable, shall prepare and deliver, or make available on their respective Websites, to the Directing Certificateholder, the reports and information described in Exhibit R, in the forms and formats and within the time frames set forth therein.


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     Section 4.11   Confirmation of Balloon Payment.

         The Master Servicer shall send a letter by first class mail to each related Mortgagor on a Balloon Mortgage Loan not earlier than twelve (12) months and at least six (6) months prior to the related Maturity Date reminding such Mortgagor of such Maturity Date and requesting that not later than ninety (90) days prior to such Maturity Date such Mortgagor confirm in writing that the payment due on such Maturity Date will be made on such date and describe in reasonable detail any arrangements made or to be made with regard to the payment of such Balloon Payment.

     Section 4.12   Master Servicer Compensation.

         The Master Servicer shall be entitled to a fee (the "Master Servicing Fee"), with respect to each Mortgage Loan that shall be equal to the product of (a) the related Master Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month calculated for the same period respecting which any related interest payment on each Mortgage Loan is calculated. The Master Servicing Fee is payable solely from the interest portion of the Monthly Payment on the related Mortgage Loan plus Liquidation Proceeds, Excess Insurance Proceeds, Excess Condemnation Proceeds and REO Proceeds with respect to such Mortgage Loan, to the extent permitted by Section 4.03(a)(ii) hereof. The Master Servicer shall also be entitled to receive as part of its servicing compensation net reinvestment income pursuant to Sections 4.02(b) and 4.06(b), and certain fees described in clause (2) of Section 4.02(c) with respect to any Mortgage Loan that is not a Specially Serviced Mortgage Loan (subject to 4.08(d) and except for NSF check charges which may be retained by the Master Servicer for any Mortgage Loan) and as otherwise permitted under this Agreement.

         Notwithstanding anything herein to the contrary, Midland may at its option assign or pledge to any third party or retain for itself the Transferable Servicing Interest; provided, however, that in the event of any resignation or termination of Midland as Master Servicer hereunder, all or any portion of the Transferable Servicing Interest may be reduced by the Trustee to the extent reasonably necessary (in the sole discretion of the Trustee) for the Trustee to obtain a qualified successor Master Servicer (which successor may include the Trustee) that meets the requirements of Section 3.10 and who requires market rate servicing compensation that accrues at a per annum rate in excess of the Minimum Master Servicing Fee Rate. The Master Servicer shall pay the Transferable Servicing Interest to the holder of the Transferable Servicing Interest (i.e., Midland or any such third party) at such time and to the extent the Master Servicer is entitled to receive payment of its Master Servicing Fees hereunder, notwithstanding any resignation or termination of Midland hereunder.

     Section 4.13   Adjustment of Master Servicer's Compensation.

         Notwithstanding anything set forth in this Agreement, the Master Servicer's compensation for the period ending on a Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) any excess of any Prepayment Interest Shortfall over the sum of any Prepayment Interest Excess and Prepayment Premiums then available and (b) the Master Servicing Fee for such Distribution Date calculated using a Master Servicing Fee Rate of 0.01% per annum and, if the Master Servicer has failed to enforce or permitted any deviation


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from the requirements of the related Mortgage Loan Documents (without obtaining the Directing Certificateholder's prior consent), any investment income earned in respect of the related Principal Prepayment then available; provided, however, that if the related Prepayment Interest Shortfall (x) relates to any Specially Serviced Mortgage Loan, (y) is a result of the application of any Condemnation Proceeds or Insurance Proceeds, or (z) is a result of any requirement of law or administrative or court order, then in any such case, any investment income earned in respect of the related Principal Prepayment shall not be available to offset the related Prepayment Interest Shortfall. The Master Servicer shall be entitled to retain on any Distribution Date the lesser of (a) any amounts by which its Master Servicing Fee shall have been reduced pursuant to the immediately preceding sentence on prior Distribution Dates which have not been paid to the Master Servicer pursuant to this sentence on prior Distribution Dates, and (b) the excess of (i) the sum of any Prepayment Interest Excess and Prepayment Premiums for such Distribution Date over (ii) any Prepayment Interest Shortfall for such Distribution Date.

     Section 4.14   Implementation of Operations and Maintenance Plans.

         To the extent an operations and maintenance plan is required to be established and executed pursuant to the terms of the related Mortgage Loan Documents, the Master Servicer shall use reasonable efforts to enforce any such plans in accordance with the terms of the Mortgage Loan Documents.

     Section 4.15   Dissemination of Information.

         The Master Servicer may disseminate the information provided under
Section 7.03(a)

     Section 4.16 Certain Modification, Waivers, Assumptions Consents and Extensions.

         (a) The Directing Certificateholder shall be entitled to advise the Master Servicer with respect to the following actions of the Master Servicer, and notwithstanding anything in any other Section of this Agreement to the contrary, but in all cases subject to Section 4.16(b), the Master Servicer will not be permitted to take any of the following actions unless and until it has notified the Directing Certificateholder in writing and the Directing Certificateholder has not objected in writing within ten (10) Business Days of having been notified thereof in writing and having been provided with all reasonably requested information with respect thereto (provided that if such written objection has not been received by the Master Servicer within such ten
(10) Business Day period, then the Directing Certificateholder's approval will be deemed to have been given): (i) agreeing to any modification, waiver, or assumption, (ii) granting its consent to any action requiring its consent, in either case, with respect to any Mortgage Loan it is required to service and administer hereunder having a Stated Principal Balance equal to or greater than $2,500,000, and (iii) extending the maturity of any Mortgage Loan it is required to service and administer under this Agreement; provided that, in the event that the Master Servicer in its reasonable judgment determines that immediate action is necessary to protect the interests of the Certificateholders (as a collective whole), the Master Servicer may take any such action without waiting for the Directing Certificateholder's response.


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         (b) Notwithstanding anything in this Agreement to the contrary, (i)
the Master Servicer shall not have any right or obligation to consult with or to seek and/or obtain consent or approval from the Directing Certificateholder prior to acting (and provisions of this Agreement requiring such shall be of no effect) if any Directing Certificateholder resigns or is removed, during the period following such resignation or removal, until a replacement is selected and the Master Servicer is notified pursuant to this Agreement and
(ii) no advice, direction or objection from or by the Directing Certificateholder, as contemplated by Section 4.16(a), may (and the Master Servicer shall ignore and act without regard to any such advice, direction or objection that the Master Servicer has determined, in its reasonable judgment, would) (A) require or cause the Master Servicer to violate applicable law, the terms of any Mortgage Loan, any other Section of this Agreement or any of the REMIC Provisions, including the Master Servicer's obligation to act in accordance with the Accepted Master Servicing Practices, (B) result in an Adverse REMIC Event with respect to any REMIC, (C) expose the Trust, the Depositor, the Underwriters, the Master Servicer, the Special Servicer or the Trustee, or any of their respective Affiliates, officers, directors, members, managers, employees or agents, to any material claim, suit or liability, or
(D) materially expand the scope of the Master Servicer's responsibilities under this Agreement. Furthermore, the Master Servicer shall not be obligated to obtain the approval of the Directing Certificateholder for any actions to be taken by the Master Servicer with respect to any particular Mortgage Loan if (i) the Master Servicer has, in accordance with Section 4.16(a), notified the Directing Certificateholder in writing of the various actions that the Master Servicer proposes to take and (ii) for thirty (30) days following the first such notice, the Directing Certificateholder has objected to all of those proposed actions and has failed to suggest or agree to any alternative actions that the Master Servicer considers to be consistent with the Accepted Master Servicing Practices.

         (c) Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be required to obtain or request the consent of the Directing Certificateholder in connection with any modification, waiver or assumption, or granting its consent, with respect to (A) any routine leasing activity at the related Mortgaged Property, (B) any waiver of a Mortgagor's financial reporting obligations under the related Mortgage Loan Documents (except such Mortgagor's obligation to provide quarterly and annual operating statements), (C) approving annual operating budgets with respect to any Mortgaged Property, and (D) providing or withholding any approval required in connection with any right-of-way, easements or similar arrangement, and any subordination of the related Mortgage Loan thereto.


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                                  ARTICLE V

                                  [RESERVED]



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                                  ARTICLE VI

                               SPECIAL SERVICING

     Section 6.01   The Special Servicer.

         The Special Servicer, as independent contract servicer, shall, notwithstanding any other provisions hereof, service and administer the Specially Serviced Mortgage Loans and REO Property on behalf of and in the best interests of and for the benefit of the Certificateholders in accordance with this Agreement and Accepted Special Servicing Practices. In the event that a Mortgage Loan becomes a Specially Serviced Mortgage Loan, subject to the provisions contained in this Article VI, the Master Servicer shall continue to collect all Monthly Payments called for under the terms and provisions of the Mortgage Loan in accordance with Section 4.02, except as otherwise directed by the Special Servicer in writing.

     Section 6.02   Transfer to Special Servicing.

         (a) The Master Servicer shall notify the Trustee, the Depositor, the Special Servicer, the Directing Certificateholder and the Monitoring Certificateholders as promptly as practicable by telephone and in an electronic format reasonably acceptable to the Trustee after it becomes aware of (i) any facts or circumstances that might result in any Mortgage Loan becoming a Specially Serviced Mortgage Loan or (ii) the occurrence of a Servicing Transfer Event. If applicable, such notification shall include a discussion of all appropriate courses of action that might be employed to prevent the Mortgage Loan in question from becoming a Specially Serviced Mortgage Loan, shall identify any Cross Collateralized Loan that is cross-collateralized with the Mortgage Loan in question and shall, to the extent applicable, set forth the information substantially in the form of Exhibit S hereto. The Master Servicer shall provide to the Trustee, the Depositor, the Special Servicer and the Directing Certificateholder as promptly as practicable after request any additional information reasonably requested thereby with respect to such Mortgage Loan.

         (b) Unless the Master Servicer and the Special Servicer with respect to a Mortgage Loan are the same Person, not later than two (2) Business Days after the occurrence of a Servicing Transfer Event, the Master Servicer shall send a letter by first class mail in substantially the form of Exhibit T hereto (with a copy to the Special Servicer) notifying the related Mortgagor that the related Mortgage Loan has become a Specially Serviced Mortgage Loan and instructing such Mortgagor to direct all future notices and communications to the Special Servicer but to continue making Monthly Payments to the Master Servicer unless otherwise directed by the Special Servicer in writing.

         (c) Not later than five (5) Business Days after the occurrence of a Servicing Transfer Event, the Master Servicer shall provide the Special Servicer with copies of all information, documents and records (including records stored electronically on computer tapes, magnetic disks and the like) in its possession relating to each Mortgage Loan with respect to which notice is required to be delivered pursuant to clause (a) above. The Master Servicer and the Special Servicer shall take all other actions necessary or appropriate to effect a transfer of servicing pursuant to this Section 6.02 or Section 6.12, including but not limited to the


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preparation, execution and delivery of any and all necessary or appropriate documents and other instruments, and will cooperate fully with each other and the Master Servicer in effecting such transfer as promptly as possible. Servicing of a Mortgage Loan shall be automatically transferred to the Special Servicer on the Servicing Transfer Date.

         (d) Following the related Servicing Transfer Date and prior to the restoration of the related Mortgage Loan pursuant to Section 6.12 to standard servicing, the Master Servicer shall not have any further dealings or communications with the related Mortgagor except as administrator of the Collection Account and Escrow Account. The Master Servicer shall maintain up-to-date information on each Mortgage Loan which becomes a Specially Serviced Mortgage Loan in order to properly administer the Collection Account and Escrow Account, to enable it to resume all servicing obligations with respect to a Mortgage Loan which ceases to be a Specially Serviced Mortgage Loan as promptly as possible pursuant to Section 6.12 and to provide any reports required under Article IV hereof. The Special Servicer shall promptly provide to the Master Servicer all information available to the Special Servicer and not available to such Master Servicer necessary to maintain such up-to-date information.

     Section 6.03   Servicing of Specially Serviced Mortgage Loans.

         (a) The Trustee shall notify the Special Servicer of the name and address of each Directing Certificateholder within 10 days of its learning of same. The Master Servicer shall notify the Directing Certificateholder of the occurrence of such Servicing Transfer Event within two (2) Business Days.

         (b) Subject to Sections 6.03(c) and 6.14 below, Accepted Special Servicing Practices and the other terms of this Agreement, in servicing and administering any Specially Serviced Mortgage Loan or REO Property, the Special Servicer shall have full power and authority to do any and all things in connection with such servicing and administration that it may deem in its best judgment necessary or advisable including, without limitation, to execute and deliver on behalf of the Trustee and the Certificateholders any and all instruments of satisfaction or cancellation or of partial release or full release or discharge and all other comparable instruments with respect to such Specially Serviced Mortgage Loan or such REO Mortgage Loan or pursuant to Accepted Special Servicing Practices to agree to any modification, assumption, extension, waiver or amendment of any term and to defer, reduce or forgive payment of interest and/or principal of any such Specially Serviced Mortgage Loan provided, however, with respect to any such modification, assumption, extension, waiver or amendment, the Special Servicer has determined in its reasonable judgement that such modification, assumption, extension, waiver or amendment is expected to increase the recovery value of the related Mortgage Loan on a net present value basis. Notwithstanding the foregoing, the Special Servicer shall not release, substitute, or add any Mortgaged Property, except as otherwise provided in the related Mortgage Loan Documents, unless such Special Servicer shall have obtained written confirmation from each Rating Agency stating that upon such release, substitution or addition none of the then-current rating or ratings of all outstanding Classes of the Certificates would be qualified (if applicable), downgraded or withdrawn by each Rating Agency as a result thereof. The Special Servicer may not extend the scheduled maturity date of any Specially Serviced Mortgage Loan to a date later than three years prior to the Rated Final Distribution Date provided that if such Mortgage is secured by a leasehold interest, the related


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scheduled maturity date may not be extended to a date later than twenty years prior to the expiration of the related ground lease; and provided, further, that if such Mortgage Loan is a Balloon Mortgage Loan, the related scheduled maturity date may not be extended to a date later than the amortization term thereof absent the related Balloon Payment. Notwithstanding the foregoing, no such extension may be effected unless the Special Servicer shall deliver to the Trustee an Officer's Certificate certifying that in the judgment of such Special Servicer such extension is expected to increase the recovery value of the related Mortgage Loan on a net present value basis; provided that such certificate shall not represent any assurances that any such recovery will actually be realized. The expenses incurred in connection with the preparation of certain such instruments shall be reimbursed to the Special Servicer pursuant to Section 3.15. The Special Servicer may from time to time request any powers of attorney and other documents necessary or appropriate to enable the Special Servicer to carry out its servicing and administrative duties hereunder. If it shall make such request, the Special Servicer shall prepare for signature by the Trustee, and the Trustee shall sign any such powers of attorney or other documents necessary or appropriate to carry out such duties hereunder. In addition to the duties and obligations set forth in this Article VI, as to any Specially Serviced Mortgage Loan the Special Servicer shall assume the rights and obligations of the Master Servicer with respect to a Mortgage Loan set forth in Sections 4.08 and 4.09(b) (but not any liabilities incurred by the Master Servicer prior to the related Servicing Transfer Date) with respect to any Specially Serviced Mortgage Loan and any REO Properties, and Section 4.07 with respect to any REO Properties and, to the extent it receives a certificate from a Master Servicer that any amount is due in connection with maintaining any Insurance Policy pursuant to Section 4.07 with respect to any such Specially Serviced Mortgage Loan, with respect to paying or collecting any such amount. Any insurance required to be maintained by the Special Servicer with respect to REO Properties pursuant to this Section 6.03 and Section 4.07 shall be maintained with Qualified Insurers.

         Except for a duty or obligation of the Master Servicer not assumed by the Special Servicer pursuant to Section 6.02(d), the Master Servicer shall not have any such duty or obligation with respect to a Mortgage Loan unless and until such Mortgage Loan ceases to be a Specially Serviced Mortgage Loan.

         (c) No later than thirty (30) days after a Servicing Transfer Date for a Mortgage Loan, the Special Servicer shall deliver to the Trustee, the Depositor, the Master Servicer, each Rating Agency and the Directing Certificateholder a report (the "Asset Strategy Report") with respect to such Mortgage Loan and the related Mortgaged Property. Such Asset Strategy Report shall set forth the following information to the extent reasonably determinable:

                    (i) summary of the status of such Specially Serviced Mortgage Loan and any negotiations with the related Mortgagor;

                    (ii) consideration of alternatives to the exercise of remedies (such as forbearance relief, modification of the terms and conditions of such Mortgage Loan, disposition of the Specially Serviced Mortgage Loan or the related Mortgaged Property and application of the proceeds of such


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                    disposition to the outstanding principal balance of such
                    Mortgage Loan and interest thereon, or abandonment of the related Mortgaged Property);

                    (iii) a discussion of the probable time frames and estimated amount of any related Servicing Advances applicable to each of the alternatives referred to above;

                    (iv) a discussion of the legal and environmental considerations reasonably known to the Special Servicer, consistent with the Accepted Special Servicing Practices, that are applicable to the exercise of remedies as aforesaid and to the enforcement of any related guaranties or other collateral for the related Mortgage Loan and a recommendation as to whether outside legal counsel should be retained;

                    (v) estimated budgets for any operating or capital funds expected to be required for the related Mortgaged Property;

                    (vi) the most current rent roll available for and any strategy for the leasing or releasing of the related Mortgaged Property;

                    (vii) the Special Servicer's analysis and recommendations (which will include a discussion of alternative courses of action and a comparison of the probable benefits and detriments of each alternative course of action) on how such Specially Serviced Mortgage Loan might be returned to performing status and returned to the Master Servicer for regular servicing under Article IV hereof or otherwise realized upon; and

                    (viii) such other information as the Special Servicer deems relevant in light of the Accepted Special Servicing Practices.

         If within ten (10) Business Days of receiving an Asset Strategy Report, the Directing Certificateholder does not disapprove such Asset Strategy Report in writing, the Special Servicer shall implement the recommended action as outlined in such Asset Strategy Report; provided, however, that any such action is not contrary to applicable Law, the terms of the applicable Mortgage Loan Documents or Accepted Special Servicing Practices. If the Directing Certificateholder disapproves such Asset Strategy Report, the Special Servicer will revise such Asset Strategy Report and deliver to the Trustee, each Directing Certificateholder, the Master Servicer and each Rating Agency a new Asset Strategy Report as soon as practicable. The Special Servicer shall revise such Asset Strategy Report as described above in this Section 6.03(c) until the Directing Certificateholder shall fail to disapprove such revised Asset


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Strategy Report in writing within ten (10) Business Days of receiving such revised Asset Strategy Report; provided, however, the Special Servicer shall implement the last submitted Asset Strategy Report if 60 days have elapsed since the Directing Certificateholder's receipt of the Asset Strategy Report. The Special Servicer may, from time to time, modify any Asset Strategy Report it has previously delivered and implement such report, provided such report shall have been prepared, reviewed and not rejected pursuant to the terms of this Section. Notwithstanding the foregoing, the Special Servicer (i) may, following the occurrence of an extraordinary event with respect to the related Mortgaged Property, take any action set forth in such Asset Strategy Report before the expiration of a ten (10) Business Day period if the Special Servicer has reasonably determined that failure to take such action would materially and adversely affect the interest of the Certificateholders and it has made a reasonable effort to contact the Directing Certificateholder and
(ii) in any case, shall determine whether such disapproval is not in the best interest of all the Certificateholders pursuant to Accepted Special Servicing Practices. Upon making the determination set forth in clause (ii) above, the Special Servicer shall either implement the Asset Strategy Report or, if it determines that such disapproval is not in the best interest of all the Certificateholders, notify the Trustee of such rejection and deliver to the Trustee a proposed notice to Certificateholders which shall include the Asset Strategy Report, and the Trustee shall send such notice to all Certificateholders (or, to the extent known to the Trustee, Certificate Owners). If the majority of such Certificateholders (including Certificate Owners), as determined by Certificate Balance, fail within five (5) days of the Trustee's sending such notice to reject such Asset Strategy Report, the Special Servicer shall implement the same. If the Asset Strategy Report is rejected by the Certificateholders, the Special Servicer shall revise such Asset Strategy Report as described above in this Section 6.03(c). The Trustee shall be entitled to reimbursement from the Trust Fund for the reasonable expenses of providing such notices.

         (d) The Special Servicer shall have the authority to meet with the Mortgagor for any Specially Serviced Mortgage Loan and take such actions consistent with Accepted Special Servicing Practices and the related Asset Strategy Report. The Special Servicer shall not take any action inconsistent with the related Asset Strategy Report unless required pursuant to this
Section 6.03 or Accepted Special Servicing Practices.

         (e) Upon request of any Certificateholder (or any Certificate Owner, if applicable, which shall have provided the Trustee with a certificate, using the form attached as Exhibit AA, which form is available on, and may be submitted through, the Trustee's Website located at "www.ctslink.com/cmbs", of its interest in a Certificate pursuant to Section 11.04), or Rating Agency, the Trustee shall mail, at the expense of the requesting party, to the address specified in such request a copy of the most current Asset Strategy Report for any Specially Serviced Mortgage Loan or REO Property, unless it is notified that the same is prohibited by applicable law or the related Mortgage Loan documents and only upon execution of a confidentiality agreement in the form of Exhibit K by the requesting party; provided, however, that no Asset Strategy Report shall be delivered to the Mortgagor on the related Specially Serviced Mortgage Loan, an affiliate thereof or a Person acting on behalf of the Mortgagor.

         (f) The Special Servicer shall not acquire any personal property on behalf of the Trust Fund pursuant to this Agreement unless either:


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                    (i) such personal property is incident to real property
                    (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer; or

                    (ii) the Special Servicer shall have obtained an Opinion of Counsel to the effect that the holding of such personal property by the Trust Fund will not cause the imposition of a tax on the Trust Fund under the REMIC Provisions or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     Section 6.04   Management of REO Property.

         (a) The Special Servicer, on behalf of the Trust Fund, shall use reasonable efforts consistent with Accepted Special Servicing Practices to sell any REO Property not later then the end of the third calendar year following the year of acquisition of such REO Property for purposes of Section 860G(a)(8) of the Code, unless (i) the Internal Revenue Service grants an extension of time to sell such REO Property or (ii) the Special Servicer obtains for the Trustee (which shall be an expense of the Trust) an Opinion of Counsel, addressed to the Trustee, and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to the third anniversary of such acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding. Subject to Section 6.04(e), the Special Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Trust Fund of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

         (b) Subject to clause (e) below, the Special Servicer shall not:

                    (i) permit the Trust Fund to enter into, renew or extend any new lease with respect to any REO Property, if the new lease by its terms will give rise to any income that does not constitute Rents from Real Property;

                    (ii) permit any amount to be received or accrued under any new lease other than amounts that will constitute Rents from Real Property;

                    (iii) authorize or permit any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other


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                    improvement was completed before default on the related
                    Mortgage Loan became imminent, all within the meaning of
                    Section 856(e)(4)(B) of the Code; or

                    (iv) Directly Operate, or allow any other Person (other than an Independent Contractor) to Directly Operate, any REO Property on any date more than 90 days after its Acquisition Date;

unless, in any such case, the Special Servicer has obtained an Opinion of Counsel, at the expense of the Trust Fund, to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by the Trust Fund, in which case the Special Servicer may take such actions as are specified in such Opinion of Counsel.

         (c) Any REO Property acquired by the Special Servicer hereunder shall be acquired in the name of the Trustee or its nominee for the benefit of the Certificateholders.

         (d) The Special Servicer shall, prior to the acquisition of title to any Mortgaged Property, review the operations of such property and determine the character of the income that the Trust Fund would realize if the Trust Fund acquired title to such Mortgaged Property. The Special Servicer shall undertake this analysis with a view to retaining the status of the REO Property as foreclosure property under the REMIC provisions while maximizing the net after-tax REO Proceeds received without materially adversely affecting the Special Servicer's ability to sell such REO Property.

         (e) If the Special Servicer determines, in its good faith and reasonable judgment, that there are no other commercially feasible means of operating such Mortgaged Property as REO Property without the Trust Fund potentially or actually incurring an REO Tax, it may Directly Operate the Mortgaged Property; provided, however, that the Special Servicer shall have prepared and delivered to the Trustee a written proposed plan regarding the plan of operations, the estimated income (and character thereof) derived therefrom, the estimated amount of taxes payable on such income and such other information as is necessary to make a reasoned judgment as to whether the REO Property will remain a foreclosure property and whether such plan is likely to maximize the net after tax REO income to the Trust Fund. The Special Servicer shall avoid subjecting the income from such Mortgaged Property to tax as either "net income from foreclosure property" or a "prohibited transaction" within the meaning of the REMIC Provisions (an "REO Tax") to the maximum extent possible.

                  Neither the Special Servicer nor the Trustee shall be liable to the Certificateholders, the Trust Fund or the other parties to this Agreement or each other for errors in judgment made in good faith in the exercise of their discretion while performing their respective responsibilities under this Section.

     Section 6.05   Sale of Defaulted Mortgage Loans and REO Property.

          (a) (i) Within thirty (30) days after the Servicing Transfer Date with respect to any Defaulted Mortgage Loan, the Special Servicer shall determine the fair value of such Defaulted Mortgage Loan in accordance with Accepted Special Servicing Practices;


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

     provided, however, that such determination shall be made without taking into account any effect the restrictions on the sale of such Mortgage Loan contained herein may have on the value of such Defaulted Mortgage Loan; provided, further, that if the Special Servicer is then in the process of obtaining a new appraisal or Appraisal Estimate, as applicable, with respect to the related Mortgaged Property, the Special Servicer shall make its fair value determination as soon as reasonably practicable (but in any event within thirty (30) days) after its receipt of such new appraisal or Appraisal Estimate, as applicable. The Special Servicer will, from time to time, adjust its fair value determination based upon changed circumstances, new information and other relevant factors, in each instance in accordance with Accepted Special Servicing Practices. The Special Servicer shall notify the Trustee, the Master Servicer and the Monitoring Certificateholder that owns the largest Certificate Balance of the Monitoring Class (the "Monitoring Class Option Holder") promptly upon its fair value determination and any adjustment thereto. The Special Servicer shall also deliver to the Master Servicer and the Monitoring Class Option Holder the most recent appraisal or Appraisal Estimate, as applicable, of the related Mortgaged Property then in the Special Servicer's possession, together with such other third-party reports and other information then in the Special Servicer's possession that the Special Servicer reasonably believes to be relevant to the fair value determination with respect to such Mortgage Loan (such materials are, collectively, the "Determination Information"). The Special Servicer shall also deliver the Determination Information to the Trustee if the Master Servicer will not be determining whether the Option Price represents fair value for the Defaulted Mortgage Loan, pursuant to the penultimate paragraph of Section 6.05(a)(iv).

          In determining the fair value of any Defaulted Mortgage Loan, the Special Servicer shall take into account, among other factors, the period and amount of the delinquency on such Mortgage Loan, the occupancy level and physical condition of the related Mortgaged Property, the state of the local economy in the area where the Mortgaged Property is located, and the time and expense associated with a purchaser's foreclosing on the related Mortgaged Property. In addition, the Special Servicer shall refer to the Determination Information and all other relevant information obtained by it or otherwise contained in the Mortgage Loan File; provided that the Special Servicer shall take account of any change in circumstances regarding the related Mortgaged Property known to the Special Servicer that has occurred subsequent to, and that would, in the Special Servicer's reasonable judgment, materially affect the value of the related Mortgaged Property reflected in, the most recent related appraisal or Appraisal Estimate, as applicable. Furthermore, the Special Servicer shall consider all available objective third-party information obtained from generally available sources, as well as information obtained from vendors providing real estate services to the Special Servicer, concerning the market for distressed real estate loans and the real estate market for the subject property type in the area where the related Mortgaged Property is located. The Special Servicer may conclusively rely on the opinion and reports of Independent third parties in making such determination.

          (ii) At the time a Mortgage Loan becomes a Defaulted Mortgage Loan, the Special Servicer and the Monitoring Class Option Holder (each, together with their


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

     assignees, an "Option Holder") will have an assignable option (the "Purchase Option") to purchase such Defaulted Mortgage Loan from the Trust Fund at a price (the "Option Price") equal to (A) if the Special Servicer has not yet determined the fair value of such Defaulted Mortgage Loan, the sum of (1) the Stated Principal Balance thereof, together with all accrued and unpaid interest thereon at the Mortgage Rate, (2) any related Prepayment Premium then payable, to the extent the Special Servicer or the Special Servicer's assignee is identified as the Person that will acquire the related Mortgage Loan, (3) all related Advances for which the Trust Fund or the related Servicer has not been reimbursed, together with all accrued and unpaid interest thereon at the Advance Rate, and (4) all accrued Basic Special Servicing Fees and Additional Trust Fund Expenses allocable to such Defaulted Mortgage Loan whether recovered or unrecovered from the related Mortgagor or (B) if the Special Servicer has determined the fair value of such Defaulted Mortgage Loan pursuant to clause (i) above, an amount at least equal to such fair value. Notwithstanding the foregoing, for a period of sixty (60) days after it receives notice of the Special Servicer's fair value determination (the "Monitoring Certificateholder's Option Period"), only the Purchase Option held by the Monitoring Class Option Holder may be exercised.

          Any Option Holder may sell, transfer, assign or otherwise convey its Purchase Option with respect to any Defaulted Mortgage Loan to any party at any time after the related Mortgage Loan becomes a Defaulted Mortgage Loan. The transferor of any Purchase Option shall notify the Trustee and the Master Servicer of such transfer and such notice shall include the transferee's name, address, telephone number, facsimile number and appropriate contact person(s) and shall be acknowledged in writing by the transferee.

          Each Option Holder's Purchase Option with respect to any Defaulted Mortgage Loan, if not exercised, will automatically terminate (A) once the related Defaulted Mortgage Loan is no longer a Defaulted Mortgage Loan; provided, however, that if such Mortgage Loan subsequently becomes a Defaulted Mortgage Loan, the related Purchase Option shall again be exercisable, (B) upon the acquisition, by or on behalf of the Trust Fund, of title to the related Mortgaged Property through foreclosure or deed in lieu of foreclosure, (C) upon the modification or pay-off, in full or at a discount, of such Defaulted Mortgage Loan in connection with a workout, or (D) subject to the Master Servicer's determination set forth in clause
     (iv) below, upon another Option Holder's exercise of its Purchase Option with respect to the related Mortgage Loan becoming effective pursuant to clause (iii) below.

          (iii) Upon receipt of notice from the Special Servicer indicating that a Mortgage Loan has become a Defaulted Mortgage Loan, and after the expiration of the Monitoring Certificateholder's Option Period, each Option Holder (whether the original grantee of such option or any subsequent transferee) may exercise its Purchase Option by providing the Master Servicer and the Trustee written notice thereof (the "Purchase Option Notice"), in the form of Exhibit Q, which notice shall identify the Person that, on its own or through an Affiliate, will acquire the related Mortgage Loan upon closing and shall specify a cash exercise price at least equal to the Option Price. The Purchase Option Notice shall be delivered in the manner specified in Section 13.05. Immediately upon receipt of such Purchase Option Notice, the Master Servicer shall notify the


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     remaining Option Holders that a Purchase Option has been exercised.
     Within ten (10) days thereafter, each remaining Option Holder may submit to the Master Servicer a Purchase Option Notice for the related Defaulted Mortgage Loan. Upon the expiration of such ten (10) day period, or such sooner time as all remaining Option Holders have submitted Purchase Option Notices, the Master Servicer shall notify the Option Holder whose Purchase Option Notice included the highest exercise price that the exercise of its Purchase Option is effective. The Master Servicer shall also notify the Trustee of such effective exercise. In the event that more than one Option Holder exercises its Purchase Option at the same price, the Purchase Option Notice first received by the Master Servicer shall be effective. The exercise of any Purchase Option pursuant to this clause (iii) shall be irrevocable.

          (iv) If the Special Servicer or any Monitoring Class Option Holder, or any of their respective Affiliates, is identified in the Purchase Option Notice as the Person expected to acquire the related Mortgage Loan, and the Option Price is based upon the Special Servicer's fair value determination, the Master Servicer shall determine as soon as reasonably practicable (and, in any event, within thirty (30) days) after the Master Servicer has received the written notice and the Determination Information to be provided to Master Servicer by Special Servicer under
     Section 6.05(a)(i), whether the Option Price represents fair value for the Defaulted Mortgage Loan; provided that, if the Special Servicer is then in the process of obtaining a new appraisal or Appraisal Estimate, as applicable, with respect to the related Mortgaged Property, then the Master Servicer shall make its fair value determination with respect to such Mortgage Loan as soon as reasonably practicable (but in any event within thirty (30) days) after the Master Servicer's receipt of such new appraisal or Appraisal Estimate, as applicable. Such fair value determination shall be made in accordance with Accepted Master Servicing Practices. In determining the fair value of any Defaulted Mortgage Loan, the Master Servicer shall take into account, among other factors, the period and amount of the delinquency on such Mortgage Loan, the occupancy level and physical condition of the related Mortgaged Property, the state of the local economy in the area where the Mortgaged Property is located, and the time and expense associated with a purchaser's foreclosing on the related Mortgaged Property. In addition, the Master Servicer shall refer to the Determination Information and all other relevant information delivered to it by the Special Servicer or otherwise contained in the Mortgage Loan File; provided that the Master Servicer shall take account of any change in circumstances regarding the related Mortgaged Property known to the Master Servicer that has occurred subsequent to, and that would, in the Master Servicer's reasonable judgment, materially affect the value of the related Mortgaged Property reflected in, such appraisal. Furthermore, the Master Servicer shall consider all available objective third-party information obtained from generally available sources, as well as information obtained from vendors providing real estate services to the Master Servicer, concerning the market for distressed real estate loans and the real estate market for the subject property type in the area where the related Mortgaged Property is located. The Master Servicer may conclusively rely on the opinion and reports of Independent third parties in making such determination. The Master Servicer shall be entitled to receive out of the Collection Account as additional compensation a $2,500 fee for each determination made in accordance with this clause (iv). The reasonable cost of all third party


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     consultants and related reports, including but not limited to appraisals, inspection reports and broker opinions of value, reasonably incurred by the Master Servicer pursuant to this Section 6.06(a)(iv) shall constitute, and be reimbursable as, Servicing Advances; provided that the Master Servicer may rely on the most current appraisal or Appraisal Estimate, as the case may be, and Property Inspection Report obtained for the related Mortgaged Property pursuant to this Agreement. The other parties to this Agreement shall cooperate with all reasonable requests for information.

          Notwithstanding anything contained in this clause (iv) to the contrary, if the Special Servicer or the Monitoring Class Option Holder, or any of their respective Affiliates, is identified in the Purchase Option Notice as the Person expected to acquire the related Mortgage Loan, and the Option Price is based upon the Special Servicer's fair value determination, and the Master Servicer and the Special Servicer are Affiliates, the Trustee, subject to the Directing Certificateholder's reasonable prior written consent, which consent shall not be unreasonably withheld, shall designate an Independent third party, independent of the Directing Certificateholder, to determine whether the Option Price represents fair value for the Defaulted Mortgage Loan, in the manner and within the time set forth in the first paragraph of this clause (iv). In the event that the Trustee is called upon to designate such a third party to make such determination, the Trustee will not assume any responsibility for such third party's determination, which determination the Trustee shall be entitled to conclusively rely upon. The Trustee may pay such third party a fee of up to $2,500 for each determination made pursuant to this paragraph. The reasonable costs of all appraisals, inspection reports and broker opinions of value, reasonably incurred by the Trustee or any such third party pursuant to this paragraph shall be advanced by the Master Servicer and shall constitute, and be reimbursable as, Servicing Advances. In connection with the Trustee's designating an Independent third party, the Special Servicer shall deliver to the Trustee for such Independent third party's use the Determination Information.

          In the event the Master Servicer or any designated third party, as applicable, determines that the Option Price is less than the fair value of the Defaulted Mortgage Loan, such party shall provide its determination, together with all information and reports it relied upon in making such determination, to the Special Servicer, who may then adjust its fair value determination and, consequently, the Option Price, pursuant to Section 6.05(a)(i). The Special Servicer shall promptly provide written notice of any adjustment of the Option Price to the Option Holder whose Purchase Option is declared effective pursuant to clause (iii) above, whereupon such Option Holder shall have three (3) Business Days to (i) accept the Option Price, as adjusted, and proceed in accordance with clause (v) below, or (ii) reject the Option Price as adjusted, in which case such Option Holder shall not be obligated to close the purchase of the Defaulted Mortgage Loan. Upon notice from such Option Holder, or the Special Servicer, that such Option Holder rejects the Option Price as adjusted, the Master Servicer and the Trustee shall provide the notices described in the second paragraph of clause (v) below and thereafter any Option Holder may then exercise its purchase option in accordance with Section 6.05(a), at the Option Price as adjusted.

          (v) The Option Holder whose Purchase Option is declared effective pursuant to clause (iii) above shall be required to pay the purchase price specified in its Purchase Option Notice to the Master Servicer within ten (10) Business Days of its receipt of the Master Servicer's notice confirming that the exercise of its Purchase Option is effective. Upon receipt of an Officer's Certificate from the Master Servicer specifying the date for closing the purchase of the related Defaulted Mortgage Loan, and the purchase price to be paid therefor, the Trustee shall deliver at such closing for release to or at the direction of such Option Holder, the related Mortgage Loan File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be provided to it by such Option Holder and are reasonably necessary to vest in the purchaser or any designee thereof the ownership of such Mortgage Loan (subject to any


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     rights of any Initial Subservicer to primary service (or to perform select servicing duties with respect to) such Mortgage Loan). In connection with any such purchase by any Person other than it, the Special Servicer shall deliver the related Mortgage Loan File to or at the direction of the purchaser. In any case, the Master Servicer shall deposit the purchase price into the Collection Account within one (1) Business Day following the closing of the sale of the related Defaulted Mortgage Loan.

          The Master Servicer shall immediately notify the Trustee and the Special Servicer upon the holder of the effective Purchase Option's failure to remit the purchase price specified in its Purchase Option Notice pursuant to this clause (v). Thereafter, the Trustee shall notify each Option Holder of such failure and any Option Holder may then exercise its purchase option in accordance with this Section 6.05(a).

          (vi) Unless and until the Purchase Option with respect to any Defaulted Mortgage Loan is exercised, the Special Servicer shall pursue such other resolution strategies with respect to such Defaulted Mortgage Loan, including, without limitation, workout and foreclosure, as the Special Servicer may deem appropriate, consistent with the Asset Strategy Report and Accepted Special Servicing Practices; provided, however, the Special Servicer shall not sell any Defaulted Mortgage Loan (other than in connection with exercise of a related Purchase Option).

          (b) (i) The Special Servicer may purchase any REO Property (at the Purchase Price therefor). The Special Servicer may also offer to sell to any Person any REO Property, if and when the Special Servicer determines, consistent with Accepted Special Servicing Practices, that such a sale would be in the best economic interests of the Trust Fund. The Special Servicer shall give the Trustee, the Master Servicer and the Directing Certificateholder not less than five (5) Business Days' prior written notice of the Purchase Price and its intention to (i) purchase any REO Property at the Purchase Price therefor or (ii) sell any REO Property, in which case the Special Servicer shall accept the highest offer received from any Person for any REO Property in an amount at least equal to the Purchase Price therefor. To the extent permitted by applicable law, and subject to Accepted Special Servicing Practice, the Master Servicer, an Affiliate of the Master Servicer, the Special Servicer or an Affiliate of the Special Servicer, or an employee of either of them may act as broker in connection with the sale of any REO Property and may retain from the proceeds of such sale a brokerage commission that does not exceed the commission that would have been earned by an independent broker pursuant to a brokerage agreement entered into at arm's length.

          In the absence of any such offer, the Special Servicer shall accept the highest offer received from any Person that is determined by the Special Servicer to be a fair price for such REO Property, if the highest bidder is a Person other than an Interested Person, or if such price is determined to be such a price by the Trustee, if the highest bidder is an Interested Person. Notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its Affiliates may make an offer for or purchase any REO Property pursuant hereto.


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          The Special Servicer shall not be obligated by either of the foregoing paragraphs or otherwise to accept the highest offer if the Special Servicer determines, in accordance with Accepted Special Servicing Practices, that rejection of such offer would be in the best interests of the Certificateholders. In addition, the Special Servicer may accept a lower offer if it determines, in accordance with the servicing standard stated in Section 6.01, that acceptance of such offer would be in the best interests of the Certificateholders (for example, if the prospective buyer making the lower offer is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower offer are more favorable).

          In determining whether any offer received from an Interested Person represents a fair price for any REO Property, the Trustee and the Special Servicer shall obtain and may conclusively rely on the opinion of an Independent appraiser or other Independent expert in real estate matters retained by the Trustee or the Special Servicer, as applicable, at the expense of the Trust Fund. In determining whether any offer constitutes a fair price for any REO Property, the Special Servicer or the Trustee (or, if applicable, such appraiser) shall take into account, and any appraiser or other expert in real estate matters shall be instructed to take into account, as applicable, among other factors, the physical condition of such REO Property, the state of the local economy and the Trust Fund's obligation to comply with REMIC Provisions.

          (ii) Subject to Accepted Special Servicing Practices, the Special Servicer shall act on behalf of the Trust Fund in negotiating and taking any other action necessary or appropriate in connection with the sale of any REO Property, including the collection of all amounts payable in connection therewith. A sale of any REO Property shall be without recourse to, or representation or warranty by, the Trustee, the Depositor, any Servicer, or the Trust Fund (except that any contract of sale and assignment and conveyance documents may contain customary warranties of title, so long as the only recourse for breach thereof is to the Trust Fund) and, if consummated in accordance with the terms of this Agreement, none of the Servicers, the Depositor nor the Trustee shall have any liability to the Trust Fund or any Certificateholder with respect to the purchase price therefor accepted by the Special Servicer or the Trustee.

          (iii) REO Proceeds shall be remitted within one Business Day of its receipt by the Special Servicer to the Master Servicer for deposit into the Collection Account.

     Section 6.06   REO Account; Collection of REO Proceeds.

         (a) The Special Servicer shall establish or cause to be established, and hereby agrees to maintain or cause to be maintained for the duration of this Agreement for each REO Mortgage Loan, an REO Account into which all related REO Proceeds shall be deposited as and when received. The Special Servicer's REO Account shall be an Eligible Account.

         (b) All funds deposited by the Special Servicer in any REO Account maintained hereunder shall be held for the benefit of the Certificateholders until disbursed or withdrawn in accordance herewith. Funds in such REO Account shall not be commingled with any other moneys. The Special Servicer shall, within five (5) Business Days of the establishment thereof,


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notify the Master Servicer and the Trustee in writing of the location and the account number of the REO Account established by the Special Servicer for the Mortgage Loans and shall give the Trustee and the Master Servicer written notice of any change of such location or account number on or prior to the date of such change.

         (c) Funds in an REO Account may be invested by, at the risk of, and for the benefit of, the Special Servicer in Permitted Investments which shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be registered in the name of the Special Servicer (in its capacity as such and for the benefit of the Certificateholders) or its nominee. All income therefrom may be retained by the Special Servicer as additional servicing compensation. In addition, the Special Servicer shall deposit on each Determination Date into such REO Account out of its own funds an amount representing any net losses realized on the Permitted Investments with respect to funds in such REO Account for such Remittance Period.

         (d) The Special Servicer shall deposit or cause to be deposited any REO Proceeds into the applicable REO Account within one Business Day after receipt.

         (e) Except as expressly permitted or required hereunder, the Special Servicer shall not sell, transfer or assign to any Person any interest (including any security interest) in amounts credited or to be credited to any REO Account or take any action towards that end, and shall maintain such amounts free of all liens, claims and encumbrances of any nature.

     Section 6.07   Remittance to Master Servicer of Non-REO Proceeds.

         Any collections received by the Special Servicer in respect of any Mortgage Loan, other than REO Proceeds, shall be remitted to the Master Servicer within one Business Day of receipt for deposit into the Collection Account pursuant to Section 4.02.

     Section 6.08   Remittances to Master Servicer from the REO Account.

         On or prior to 1:00 p.m., New York time, on the Determination Date, the Special Servicer shall withdraw from each related REO Account and remit to the Master Servicer, by wire transfer of immediately available funds to the Collection Account, all amounts in such REO Account net of any Property Protection Expenses or Property Improvements Expenses incurred or reasonably expected by the Special Servicer to be incurred during the succeeding three months.

     Section 6.09 Specially Serviced Mortgage Loan Status Reports, REO Status Reports and Other Reports.

         (a) The Special Servicer shall prepare, or cause to be prepared, and deliver to the Master Servicer, for delivery, separately or as part of the Master Servicer's reports, to the Directing Certificateholder, the Trustee and, if requested, each Rating Agency, in electronic format reasonably acceptable to the Master Servicer and the Trustee and consistent with Accepted Special Servicing Practices not later than 12:00 noon, New York City time, the third (3rd) Business Day immediately preceding each Distribution Date, a copy of all data fields and reports needed to produce the CMSA IRP (excluding the CMSA Loan Set-up File, the CMSA Servicer Watch List, the CMSA Bond Level File and CMSA Collateral Summary File) for the


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preceding Remittance Period, with respect to each Specially Serviced Mortgage
Loan and REO Mortgage Loan, respectively. In addition, upon the occurrence of a Collateral Value Adjustment or Realized Loss resulting from a Collateral Value Adjustment Event or Liquidation Event, the Special Servicer, in consultation with the Directing Certificateholder, shall prepare, or cause to be prepared, and deliver to the Master Servicer, for delivery to the Trustee, the Directing Certificateholder and each Rating Agency, via facsimile (with a hard copy sent on the same day by first-class mail or in electronic format reasonably acceptable to the Master Servicer and consistent with Accepted Special Servicing Practices) not later than the Determination Date immediately preceding each Distribution Date, an Officers' Certificate setting forth (i) the event which gave rise to such Collateral Value Adjustment or Realized Loss and (ii) the amount of such Collateral Value Adjustment or Realized Loss. The Master Servicer will verify the accuracy of the mathematical computation of the Collateral Value Adjustment by the Special Servicer and that the amounts used therein are consistent with the Master Servicer's records.

         (b) Within ten (10) Business Days of receipt, the Special Servicer shall deliver to the Master Servicer a copy of the bank statement for the prior calendar month related to each REO Account and an REO Account Report substantially in the form of Exhibit Z hereto and a report of any other funds or accounts established and maintained by the Special Servicer under this Agreement as of the Business Day preceding the date of such report, showing for the period from the immediately preceding calendar month (or since the related Servicing Transfer Date, in the case of the first of such reports), the aggregate of deposits into and withdrawals from such funds or accounts in accordance with this Agreement.

         (c) Within sixty (60) days following the end of each calendar year, or upon the Trustee's reasonable request, the Special Servicer shall prepare, or cause to be prepared, and deliver to the Master Servicer such information with respect to each Specially Serviced Mortgage Loan and each REO Mortgage Loan as the Special Servicer deems necessary or desirable for each Certificateholder to prepare its federal, state and local income tax returns.

         (d) If the Special Servicer receives notice from the Master Servicer of any inconsistencies in the reports provided by the Special Servicer pursuant to Section 6.09, the Special Servicer shall initiate discussions not later than the following Business Day with the Master Servicer to reconcile their records. (e) Upon prior written request of the Master Servicer, the Directing Certificateholder, the Trustee, a Rating Agency or the Depositor, the Special Servicer shall prepare such other reasonable reports as may be requested in writing thereby. The Special Servicer shall be entitled to charge a reasonable fee reflecting the internal and external costs to the Special Servicer of preparing such other reports and such fee shall be reimbursable to the Special Servicer by the Person requesting such report (other than the Rating Agencies, in which case such expenses shall be an expense of the Trust Fund and paid as a Servicing Advance.)

     Section 6.10   Special Servicer Advances.

         The Special Servicer shall not be required to make any Servicing Advances with respect to any Specially Serviced Mortgage Loan, REO Mortgage Loan or REO Property. To the extent that the Special Servicer determines that Servicing Advances will be required with


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respect to a Specially Serviced Mortgage Loan, REO Mortgage Loan or REO
Property, the Special Servicer shall notify the Master Servicer within five
(5) Business Days of the need for a Servicing Advance (or, two (2) Business Days if the Special Servicer determines that a Servicing Advance shall be required on an urgent or emergency basis or, if the payment to be covered by such Servicing Advance is required to be made before such two (2) Business Days, the Special Servicer shall make such Advance itself, unless it determines that such Advance would be a Nonrecoverable Advance, in which case it shall deliver to the Master Servicer, the Trustee and the Monitoring Certificateholder a Nonrecoverable Advance Certificate). If the Special Servicer makes a Servicing Advance in accordance with the preceding sentence, the same conditions and restrictions applicable to Servicing Advances made by the Master Servicer shall apply, and the Special Servicer shall be entitled to all of the rights the Master Servicer has with respect to Servicing Advances it makes, including but not limited to, interest thereon at the Advance Rate and repayment in accordance with the terms hereof. The Special Servicer shall provide prompt written notice to the Master Servicer that the Special Servicer has made any such Servicing Advance, the amount of which shall also be included in any CMSA Loan Periodic Update File data files provided to the Master Servicer. The Master Servicer's right of reimbursement for any Servicing Advances, with interest thereon, shall be pro rata to the Special Servicer's right of reimbursement for any Servicing Advances (with interest thereon).

     Section 6.11   Environmental Considerations.

         (a) The Special Servicer shall not obtain title for the Trust Fund to a Mortgaged Property as a result or in lieu of foreclosure or otherwise, nor shall otherwise acquire possession of, or take other action with respect to, any Mortgaged Property, if, as a result of any such action, the Trust Fund, the Trustee, the Master Servicer or the Special Servicer would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Responsibility Cleanup and Liability Act of 1980, as amended from time to time, or any applicable comparable federal, state or local law, or a "discharger" or "responsible party" thereunder, unless the Special Servicer has also previously determined, in accordance with Accepted Special Servicing Practices, based on a Phase I, and, if applicable, a "Phase II", environmental site assessment report prepared within the prior twelve months by a person who regularly conducts environmental audits for purchasers of commercial property with at least 5 years of experience and a regionally recognized firm, as determined by such Special Servicer in a manner consistent with Accepted Special Servicing Practices, that:

                    (i) such Mortgaged Property is in compliance with applicable Environmental Laws or, if not, that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith is reasonably likely to produce a greater recovery on a net present value basis, after taking into account any risks associated therewith, than not taking such actions; and

                    (ii) there are no circumstances present on such Mortgaged Property relating to the use, management, storage or


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                    disposal of any Hazardous Materials for which
                    investigation, testing, monitoring, containment, clean-up or remediation could be required under any Environmental Law, or that, if any such Hazardous Materials are present for which such action could be required, taking such actions with respect to the affected Mortgaged Property is reasonably likely to produce a greater recovery on a net present value basis, after taking into account any risks associated therewith, than not taking such actions; and

if the Special Servicer has so determined based on satisfaction of the criteria in clauses (i) and (ii) above that it would be in the best economic interest of the Certificateholders to take any such actions, the Special Servicer has notified the Trustee and the Master Servicer in writing of such proposed action, which notice shall be included in the Asset Strategy Report pursuant to Section 6.03(c). The cost of preparation of any environmental assessment and the cost of any compliance, containment, clean-up or remediation shall be deemed to be a Property Protection Expense and shall be paid by the Master Servicer as a Servicing Advance; provided, however, that, if the Master Servicer determines such cost is non-recoverable, the Master Servicer shall not be required to make such advance and such cost shall be an Additional Trust Fund Expense.

         (b) If the Special Servicer determines, pursuant to subsection (a) above, that taking such actions as are necessary to bring any such Mortgaged Property into compliance with applicable Environmental Laws, or taking such actions with respect to the containment, clean-up, removal or remediation of Hazardous Materials affecting any such Mortgaged Property including the costs of preparing any environmental assessment, is not reasonably likely to produce a greater recovery on a net present value basis, after taking into account any risks associated therewith, than not taking such actions, the Special Servicer shall notify the Directing Certificateholder, the Trustee and the Master Servicer of such determination and recommend such action in the Asset Strategy Report pursuant to Section 6.03(c) as it deems in good faith to be in the best economic interests of the Certificateholders.

         (c) Notwithstanding the foregoing, the Special Servicer shall not take any action pursuant to this Section 6.11 except in connection with the implementation of an Asset Strategy Report pursuant to Section 6.03(c).

         (d) The Special Servicer shall promptly notify the relevant insurance company for any Specially Serviced Mortgage Loan that has an environmental insurance policy if the Special Servicer determines that a claim should be made on such policy. The Special Servicer shall use all efforts consistent with Accepted Special Servicing Practices in pursuing such claim on behalf of the Trust Fund.

     Section 6.12   Restoration of Specially Serviced Mortgage Loans.

         (a) Upon determining with respect to a Specially Serviced Mortgage Loan that (i) three (3) consecutive Monthly Payments on a Specially Serviced Mortgage Loan have been made in accordance with the terms of the related Mortgage Note (taking into account any grace periods contained therein), (ii) such Mortgage Loan is current as to payments of principal and interest and
(iii) no Servicing Transfer Event is continuing, the Special Servicer shall


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immediately give written notice thereof to the Master Servicer, the Directing
Certificateholder and the Trustee substantially in the form of Exhibit W.

         (b) Unless the Master Servicer and the Special Servicer with respect to a Mortgage Loan are the same Person, not later than two (2) Business Days after notice has been given pursuant to subsection (a) above, the Special Servicer shall send a letter by first class mail substantially in the form of
Exhibit X, with a copy to the Master Servicer, notifying the related Mortgagor that such Mortgage Loan (and any related Cross Collateralized Loan, if applicable) has ceased being a Specially Serviced Mortgage Loan and instructing such Mortgagor to direct all future notices and communications to the Master Servicer.

         (c) In the event that a Specially Serviced Mortgage Loan (and any related Cross Collateralized Loan, if applicable) ceases to be such pursuant to this Section 6.12, not later than five (5) Business Days after notice has been given in (a) above the Special Servicer shall provide the Master Servicer with copies of all information, documents and records (including records stored electronically on computer tapes, magnetic disks and the like) in its possession relating to such Mortgage Loan (and any related Cross Collateralized Loan, if applicable). Upon receipt of such notice and all information, documents and records by the Master Servicer pursuant to Section 6.02(c) hereof, such Mortgage Loan (and any related Cross Collateralized Loan, if applicable) shall cease to be a Specially Serviced Mortgage Loan, the Special Servicer's obligation to service such Mortgage Loan (and any related Cross Collateralized Loan, if applicable) shall terminate, and all duties and obligations of the Master Servicer with respect to such Mortgage Loan (and any related Cross Collateralized Loan, if applicable) to the extent set forth herein previously assumed by the Special Servicer shall be reassumed by the Master Servicer.

     Section 6.13   Special Servicer Compensation.

         (a) Subject to Section 6.16(c), as compensation for its activities hereunder, the Special Servicer shall be entitled to receive the Basic Special Servicing Fee with respect to each Specially Serviced Mortgage Loan. As to each Specially Serviced Mortgage Loan, the Basic Special Servicing Fee shall be the product of the Basic Special Servicing Fee Rate and the Stated Principal Balance of such Specially Serviced Mortgage Loan or REO Loan as of the Due Date in the prior calendar month calculated for the same period respecting which any related interest payment on each such Specially Serviced Mortgage Loan is calculated. The Basic Special Servicing Fee with respect to each Specially Serviced Mortgage Loan shall cease to accrue as of the date a Liquidation Event occurs in respect thereof. As to each Specially Serviced Mortgage Loan, earned but unpaid Basic Special Servicing Fee shall be payable monthly out of general collections on the Mortgage Loans on deposit in the Collection Account, and to the extent provided in Section 4.03.

         (b) As further compensation for its activities hereunder the Special Servicer shall be entitled to receive the Workout Fee with respect to each Corrected Mortgage Loan. The Workout Fee shall be payable from, and shall be calculated by application of the Workout Fee Rate to, each collection of interest (other than Default Interest and Excess Interest) and principal received on such Mortgage Loan for so long as it remains a Corrected Mortgage Loan. The Workout Fee with respect to any Corrected Mortgage Loan will cease to be payable if a


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Servicing Transfer Event occurs with respect thereto or if the related
Mortgaged Property becomes an REO Property; provided that a new Workout Fee will become payable if and when such Mortgage Loan again becomes a Corrected Mortgage Loan. If the Special Servicer is terminated other than for cause or resigns in accordance with Section 3.06, it shall retain the right to receive any and all Workout Fees payable in respect of Mortgage Loans that became Corrected Mortgage Loans during the period that it acted as Special Servicer and were still such at the time of such termination or resignation (and the successor Special Servicer shall not be entitled to any portion of such Workout Fees), in each case until the Workout Fee for any such loan ceases to be payable in accordance with the preceding sentence.

         (c) As further compensation for its activities hereunder, the Special Servicer shall also be entitled to receive a Liquidation Fee with respect to each Specially Serviced Mortgage Loan as to which it receives any full, partial or discounted payoff or any Liquidation Proceeds (other than in connection with the purchase of any such Specially Serviced Mortgage Loan or REO Property (i) by the Special Servicer, a Monitoring Certificateholder, the Master Servicer or the Depositor (unless such purchase is by the Depositor or the related Mortgage Loan Seller pursuant to Section 2.04 and such purchase is made by the Depositor or the related Mortgage Loan Seller after the time frame specified in Section 2.04) or (ii) pursuant to Section 12.01). As to each such Specially Serviced Mortgage Loan or REO Property, the Liquidation Fee shall be payable from, and shall be calculated by application of the Liquidation Fee Rate to, such full, partial or discounted payoff and/or such Liquidation Proceeds (net of the related costs and expenses associated with related liquidation). No Liquidation Fee will be payable with respect to any Specially Serviced Mortgage Loan solely by virtue of such Mortgage Loan becoming a Corrected Mortgage Loan.

         (d) Notwithstanding anything to the contrary herein, a Liquidation Fee and a Workout Fee relating to the same Mortgage Loan shall not be paid from the same proceeds on or with respect to such Mortgage Loan.

         (e) Subject to the Special Servicer's right to employ Sub-Servicers, the Special Servicer's right to receive the Basic Special Servicing Fee, the Workout Fee and/or the Liquidation Fee may not be transferred in whole or in part except in connection with the transfer of all of the Special Servicer's responsibilities and obligations under this Agreement.

         (f) The Special Servicer shall also be entitled to receive as part of its servicing compensation net investment income pursuant to Section 6.06(c) and certain fees described in clause (2) of Section 4.02(c) with respect to any Specially Serviced Mortgage Loan (subject to 4.08(d) and except for NSF check charges) and as otherwise permitted under this Agreement.

     Section 6.14 Limitations on the Special Servicer with Respect to ARD Loans.

         With respect to all ARD Loans, the Special Servicer shall not take any enforcement action with respect to the payment of Excess Interest or principal in excess of the principal component of the constant Monthly Payment, other than requests for collection, until the maturity date of the related Mortgage Loan. If any action is taken after the maturity date of the related Mortgage Loan, any recoveries shall be applied as set forth herein; provided, however, if the related Mortgagor indicates that it can make payments of principal and interest


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but not payments of Excess Interest, the Special Servicer shall have the right to waive or modify the required payment of Excess Interest. Subject to the related Mortgage Loan Documents, if the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date (1) the Mortgage Loan's interest rate will step up to the interest rate specified in the related Mortgage Loan Document; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (2) all or a substantial portion of the Excess Cash Flow collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of certain costs associated with owning, managing and operating the related Mortgaged Property and accrued Excess Interest; and (3) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date.

     Section 6.15   Collateral Value Adjustments.

         (a) By the Required Appraisal Date for any Mortgage Loan (or such longer period as the Special Servicer is (as certified thereby to the Trustee in writing) diligently and in good faith proceeding to obtain such appraisal), the Special Servicer shall use its best efforts consistent with Accepted Special Servicing Practices to obtain an appraisal for the related Mortgaged Property from an Independent MAI appraiser, or, if such Mortgage Loan has a Stated Principal Balance of less than $2,000,000, an Appraisal Estimate (except if an appraisal, or Appraisal Estimate, as appropriate has been conducted within the 12 month period preceding such event). The cost of such appraisal shall be paid by the Master Servicer as a Servicing Advance. Notwithstanding the foregoing, the Directing Certificateholder shall have the right, at any time within six months of the date of its receipt of any appraisal of any Mortgaged Property required to be obtained pursuant to the immediately preceding paragraph, to require that the Special Servicer obtain a new appraisal of such Mortgaged Property in accordance with MAI standards from a state certified appraiser chosen by the Special Servicer, the cost of which shall be paid by the Monitoring Certificateholders without right of reimbursement; provided, however, that the Special Servicer shall not be required to obtain any such appraisal unless the Special Servicer shall have received reasonable assurance of payment of the costs of such appraisal and of any expenses related thereto. Upon receipt of the appraisal obtained pursuant to the immediately preceding sentence, the Special Servicer shall redetermine and report in writing to the Master Servicer, the Trustee and the Directing Certificateholder the amount of the Collateral Value Adjustment with respect to such Mortgage Loan, and such redetermined Collateral Value Adjustment shall replace the prior Collateral Value Adjustment with respect to such Mortgage Loan.

         (b) Until such time as the related Collateral Value Adjustment is reduced to zero, within 30 days of each anniversary of a Required Appraisal Date for any Mortgage Loan, the Special Servicer shall order an update of the prior appraisal or make an Appraisal Estimate for the related Mortgaged Property (the cost of which will be a Servicing Advance of the Master Servicer).


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         (c) The Special Servicer shall determine and report to the Master
Servicer any appraisal value obtained pursuant to clause (a) or (b) above pursuant to Section 6.09.

     Section 6.16   Replacement Special Servicer.

         (a) The Directing Certificateholder may at any time and without cause terminate the Special Servicer and appoint a replacement (a "Replacement Special Servicer") to perform such duties under substantially the same terms and conditions as applicable to the Special Servicer. Such holder(s) shall designate a replacement to so serve by the delivery to the Trustee of a written notice stating such designation. The Trustee shall, promptly after receiving any such notice, so notify the Rating Agencies. The designated replacement shall become the Replacement Special Servicer as of the date the Trustee shall have received: (i) written confirmation from each Rating Agency stating that if the designated replacement were to serve as Special Servicer under this Agreement, none of the then-current rating or ratings of all outstanding Classes of the Certificates would be qualified (if applicable), downgraded or withdrawn as a result thereof; (ii) a written acceptance of all obligations of the Replacement Special Servicer, executed by the designated replacement; and (iii) an Opinion of Counsel to the effect that the designation of such replacement to serve as Replacement Special Servicer is in compliance with this Agreement, that the designated replacement will be bound by the terms of this Agreement and that this Agreement will be enforceable against such designated replacement in accordance with its terms. The Special Servicer shall be deemed to have resigned from its duties simultaneously with such designated replacement's becoming the Replacement Special Servicer under this Agreement. Any Replacement Special Servicer may be similarly so replaced by the Directing Certificateholder.

         (b) Notwithstanding the replacement of a Special Servicer pursuant to clause (a) above, the terminated Special Servicer shall be entitled to receive the ongoing Workout Fee for any Mortgage Loan which became a Specially Serviced Mortgage Loan and was subsequently returned to a performing status prior to such termination or if the Special Servicer resolved the circumstances and/or conditions causing such Mortgage Loan to be a Specially Serviced Mortgage Loan, but the Mortgage Loan had not as of the time the Special Servicer is terminated become a Corrected Mortgage Loan because the related Mortgagor had not made three consecutive Monthly Payments and subsequently becomes a Corrected Mortgage Loan as a result of the related Mortgagor making such payments; provided that if such Mortgage Loan once again becomes a Specially Serviced Mortgage Loan, the Replacement Special Servicer shall thereafter be entitled to any Basic Special Servicing Fee, Workout Fees or Liquidation Fees with respect thereto. Subject to clause (c) below, the Replacement Special Servicer shall be entitled to the Basic Special Servicing Fee for all other Specially Serviced Mortgage Loans.

         (c) Notwithstanding the replacement of a Special Servicer pursuant to clause (a) above, the terminated Special Servicer shall be entitled to receive amounts owing to it pursuant to Section 3.08 and Section 6.13(b), and all other amounts accrued and owing to it under this Agreement prior to the effective date of such resignation.

         (d) The Directing Certificateholder shall be responsible for paying any costs associated with such replacement, including reasonable costs of any servicing transfer.


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

                                 ARTICLE VII

                        PAYMENTS TO CERTIFICATEHOLDERS

     Section 7.01   Certificate Account; Remittances to the Trustee.

         (a) The Trustee shall establish and maintain one or more accounts (collectively, the "Certificate Account"), held in trust for the benefit of the Certificateholders. The Certificate Account shall be an Eligible Account. The Trustee shall deposit in the Certificate Account, when received or as otherwise required hereunder, all amounts received from the Master Servicer with respect to all Mortgage Loans pursuant to this Agreement and the amounts from the Interest Reserve Account pursuant to Section 3.17. If the Trustee shall deposit in the Certificate Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Funds in the Certificate Account shall be held uninvested.

         (b) On each Master Remittance Date, the Master Servicer shall withdraw from the Collection Account and remit to the Trustee, by wire transfer of immediately available funds to the Certificate Account, all amounts then on deposit in the Collection Account required to be remitted to the Trustee pursuant to Section 4.04.

     Section 7.02   Distributions.

         (a) On each Distribution Date, the Trustee shall apply amounts on deposit in the Certificate Account (which amounts shall remain uninvested), other than any amounts in respect of Excess Interest and Default Interest, first to payment to the Trustee of the Trustee Fee and all reimbursable expenses of the Trustee, not previously paid or reimbursed pursuant to Section 11.08(a) or (b) and second, to the extent of the Available Distribution Amount, in the following order of priority:

                    (i) On each Distribution Date, (x) the related Class Portion of any U.S. Treasury Net Prepayment Premiums for each Mortgage Loan to each Class of Certificates and (y) any Non-U.S. Treasury Net Prepayment Premium, to the Class X1 Certificates;

                    (ii) to distributions of the Interest Distribution Amounts for such Distribution Date on the Class A1, Class A2, Class A3 and Class X Certificates, pro rata, based on their respective Interest Distribution Amounts;

                    (iii) to distributions of the Principal Distribution Amount for such Distribution Date to Class A1 Certificates until the Class Balance thereof is reduced to zero;

                    (iv) to distributions of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class A1 Certificates in reduction


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                    of the Class Balance thereof to zero) for such
                    Distribution Date on the Class A2 Certificates, until the Class Balance thereof is reduced to zero;

                    (v) to distributions of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class A2 Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class A3 Certificates, until the Class Balance thereof is reduced to zero;

                    (vi) to distributions of the Interest Distribution Amount for such Distribution Date on the Class B Certificates;

                    (vii) to distribution of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class A3 Certificates in reduction of the Class Balance thereof is reduced to zero) for such Distribution Date on the Class B Certificates, until the Class Balance thereof is reduced to zero;

                    (viii) to distributions of the Interest Distribution Amount for such Distribution Date on the Class C Certificates;

                    (ix) to distributions of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class B Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class C Certificates until the Class Balance thereof is reduced to zero;

                    (x) to distributions of the Interest Distribution Amount for such Distribution Date on the Class D Certificates;

                    (xi) to distributions of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class C Certificates in reduction of the Class Balance thereof is reduced to zero) for such Distribution Date on the Class D Certificates, until the Class Balance thereof is reduced to zero;

                    (xii) to distributions of the Interest Distribution Amount for such Distribution Date on the Class E Certificates;

                    (xiii) to distributions of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class D Certificates in reduction of the Class Balance thereof to zero) for such Distribution


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

                    Date on the Class E Certificates, until the Class Balance thereof is reduced to zero;

                    (xiv) to distributions of the Interest Distribution Amount for such Distribution Date on the Class F Certificates;

                    (xv) to distributions of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class E Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class F Certificates, until the Class balance thereof is reduced to zero;

                    (xvi) to distributions of the Interest Distribution Amount for such Distribution Date on the Class G Certificates;

                    (xvii) to distributions of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class F Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class G Certificates, until the Class Balance thereof is reduced to zero;

                    (xviii) to distributions of the Interest Distribution Amount for such Distribution Date on the Class H Certificates;

                    (xix) to distributions of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class G Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class H Certificates, until the Class Balance thereof is reduced to zero;

                    (xx) to distributions of the Interest Distribution Amount for such Distribution Date on the Class J Certificates;

                    (xxi) to distributions of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class H Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class J Certificates, until the Class Balance thereof is reduced to zero;

                    (xxii) to distributions of the Interest Distribution Amount for such Distribution Date to the Class K Certificates;

                    (xxiii) to distributions of the Principal Distribution Amount (or the portion thereof remaining after the


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

                    distribution thereof to the Class J Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class K Certificates, until the Class Balance thereof is reduced to zero;

                    (xxiv) to distributions of the Interest Distribution Amount for such Distribution Date on the Class L Certificates;

                    (xxv) to distribution of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class K Certificates in reduction of the Class Balance thereof is reduced to zero) for such Distribution Date on the Class L Certificates, until the Class Balance thereof is reduced to zero;

                    (xxvi) to distributions of the Interest Distribution Amount for such Distribution Date on the Class M Certificates;

                    (xxvii) to distributions of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class L Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class M Certificates, until the Class Balance thereof is reduced to zero;

                    (xxviii) to the distributions of the Interest Distribution Amount for such Distribution Date to the Class NR Certificates;

                    (xxix) to distributions of the Principal Distribution Amount (or the portion thereof remaining after the distribution thereof to the Class M Certificates in reduction of the Class Balance thereof to zero) for such Distribution Date on the Class NR Certificates, until the Class Balance thereof is reduced to zero;

                    (xxx) sequentially to the Classes of Certificates, whether or not outstanding, in the order set forth for distribution of principal any amounts recovered representing Realized Losses previously allocated to such Class in reduction of its Class Balance; and

                    (xxxi) to distributions to the Class R-I
                    Certificateholders, in an amount equal to the remaining balance in the Certificate Account, if any.

         To the extent the Class Balances of the Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M and Class NR Certificates have


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been reduced to zero on any Distribution Date, the Adjusted Available
Distribution Amount remaining after application pursuant to clause (a)(ii) above shall be applied to distribution of the Principal Distribution Amount for such Distribution Date and each subsequent Distribution Date to the Class A1, Class A2 and Class A3 Certificates pro rata based on (and limited to the extent of) their respective Class Balances.

         On each Distribution Date, the Trustee shall distribute (i) any amounts in respect of Excess Interest on deposit in the Certificate Account actually collected on the ARD Loans and any related REO Mortgage Loans during the related Collection Period, and (ii) any amounts in respect of Default Interest on deposit in the Certificate Account actually collected on the Mortgage Loans during the related Collection Period, to the Holders of the Class NR Certificates, without regard to whether any such Class is entitled to distributions of interest or principal on such Distribution Date (whether by reason of its Class Balance having been reduced to zero, by reason of it not yet being entitled to distributions of principal, or for any other reason).

         (b) All distributions made with respect to each Class on each Distribution Date shall be computed by the Trustee based upon information furnished to the Trustee by the Master Servicer and allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests. All such distributions with respect to each Class (other than the final distribution with respect thereto) will be made on each Distribution Date to the Certificateholders of the respective Class of record at the close of business on the related Record Date and shall be made by wire transfer of immediately available funds to the account of any such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five (5) Business Days prior to the related Record Date (or, in the case of the first Distribution Date, no later than the Delivery Date), or otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         (c) Except as otherwise provided in Section 12.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trustee shall, promptly mail to each Holder on such date of such Class of Certificates and each Rating Agency a notice to the effect that:

                    (i) the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Certificate Registrar therein specified, and

                    (ii) no interest shall accrue on such Certificates from and after such Distribution Date.


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

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such Distribution Date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 7.02(c) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee, directly or through an agent, shall take such steps to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any Certificateholder on any amount held in trust hereunder by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 7.02(c). If, within two years after the second notice, any such Certificates shall not have been surrendered for cancellation, then the Trustee shall pay over or continue to hold any amounts so held by the Trustee in accordance with applicable escheatment law.

     Section 7.03   Statements to Certificateholders.

         (a) On each Distribution Date, the Trustee shall make available to any interested person via its Website initially located at "www.ctslink.com/cmbs", (i) the related Distribution Date statement (in the form attached as Exhibit H, (ii) the CSMA Loan Periodic Update File, the CMSA Loan Setup File, the CMSA Bond Level File, the CMSA Collateral Summary File, the CMSA Property File, the CMSA Financial File and the supplemental reports identified as such in clause (b) of the definition of CMSA IRP and (iii) as a convenience to interested persons (and not in furtherance of the distribution thereof under the securities laws), the prospectus supplement, the prospectus, and this Agreement.

         In addition, on each Distribution Date, the Trustee shall make available, to any Privileged Person via its Website, each statement received prior to such Distribution Date prepared by the Master Servicer pursuant to this Agreement. "Privileged Person" means any of the following: a party to this Agreement, each Rating Agency, each Underwriter, each Mortgage Loan Seller, the Directing Certificateholder, a designee of the Depositor and any other person who shall have provided the Trustee with a certificate, using the form attached as Exhibit AA, which form is available on, and may be submitted through, the Trustee's Website, certifying that such person is a Certificateholder, a beneficial owner of a Certificate, or a prospective purchaser of a Certificate.

         (b) The Trustee on behalf of the Depositor, shall furnish or cause to be furnished, promptly upon the written request of any Holder of a Class X, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class NR, Class R-I, Class R-II or Class R-III Certificate (or a Certificate Owner which shall have certified, using the form attached as Exhibit AA, which form is available on, and may be submitted through, the Trustee's Website located at "www.ctslink.com/cmbs", to the Trustee that it is a Certificate Owner of any such Class)


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

reasonably current Rule 144A Information (as defined below) to such Certificateholder or to a prospective transferee of such a Certificate (or interests in such Certificate) designated by such Certificateholder, as the case may be, in connection with the resale of such Certificate or such interests by such Certificateholder pursuant to Rule 144A to the extent received from the Servicers in accordance with the terms and conditions of this Agreement. "Rule 144A Information" shall mean the information specified in Rule 144A(d)(4)(i) and (ii) under the Securities Act of 1933, as amended. The Trustee shall advise the Master Servicer or Special Servicer of any request by a Certificateholder and shall consult with the Master Servicer or Special Servicer as to the information to be supplied. Based upon such consultation and to the extent the Trustee is not in possession of reasonably current Rule 144A Information on the date of any such request, the Master Servicer and the Special Servicer shall, upon request from the Trustee, promptly provide the Trustee with reasonably current Rule 144A Information to the extent reasonably available. The Trustee may place its disclaimer on any such Rule 144A Information to the extent it is not the source of such information. The Trustee shall not have responsibility for the sufficiency under Rule 144A or any other securities laws of any available information so furnished to any person including any prospective purchaser of a Certificate or any interest therein, nor for the content or accuracy of any information so furnished which was prepared or delivered to the Trustee by another to the extent the information so furnished accurately sets forth the information prepared or delivered.

         (c) Each of the Trustee and the Master Servicer shall deliver to the Directing Certificateholder in electronic format or make available on the Trustee's Website copies of all reports, information statements or notices prepared thereby or received thereby, including, without limitation, all reports, information statements or notices prepared and furnished to the Master Servicer by the Special Servicer, as requested by and not previously provided to the Directing Certificateholder. The Master Servicer may maintain a Website at "www.midlandls.com", which may contain the information and reports required for the Master Servicer to produce herein. The Master Servicer may require registration and the execution of an access agreement in connection with providing access to its Website. Notwithstanding the foregoing, the Master Servicer may deliver to the Directing Certificateholder hardcopies of any report, information statement or notice that it is unable, or in its reasonable judgment deems impracticable, to convert into electronic format.

         (d) Upon ten (10) days prior written notice, the Master Servicer (with respect to the items in clauses (a), (b), (c), (d), (e) and (f) below), the Special Servicer (with respect to the items in clauses (f) and (g) below) and the Trustee (with respect to the items in clause (b) below and to the extent any other items are in its possession) shall make available at their respective offices (or by the Trustee and the Master Servicer, on their respective Websites, or both) primarily responsible for administration of the Mortgage Loans (or in the case of the Trustee, at its Corporate Trust Office, except with respect to documents which constitute part of the Mortgage Loan Files, which will be maintained at its office in Minneapolis, Minnesota), during normal business hours, or send to the requesting party, such party having been certified to the Trustee or the Servicer, as applicable in accordance with (a) and (b) in the following paragraph, as appropriate, at the expense of such requesting party (unless otherwise provided in this Agreement), for review by any Certificate Owner or Certificateholder or any person identified by a Certificate Owner or Certificateholder or its designated agent to the Trustee, the Master Servicer or the Special Servicer, as the case may be, as a prospective transferee of any Certificate


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or interest therein, the Trustee, the Rating Agencies, the Underwriters and
anyone specified thereby and the Depositor originals or copies of the following items: (a) this Agreement and any amendments thereto, (b) all statements and reports delivered or made available by such party to Holders of the relevant Class of Certificates pursuant to this Section 7.03 since the Delivery Date (c) all accountants' reports delivered to the Master Servicer in respect of itself or the Special Servicer since the Delivery Date as described in Section 3.03, (d) the most recent property inspection report prepared by or on behalf of the Master Servicer in respect of each Mortgaged Property and any environmental site assessment report prepared pursuant to Section 6.11, (e) the most recent Mortgaged Property annual operating statements and rent roll, if any, collected by or on behalf of the Master Servicer, (f) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Special Servicer and the Asset Strategy Report prepared pursuant to Section 6.03(c) and (g) any and all Officers' Certificates and other evidence delivered by the Master Servicer or the Special Servicer, as the case may be, to support its determination that any Advance was, or if made, would be, a Nonrecoverable Advance pursuant to Section 4.05 including appraisals affixed thereto. Copies of any and all of the foregoing items will be available from the Master Servicer, the Special Servicer or the Trustee, as the case may be, upon request and shall be provided to any of the Rating Agencies and the Directing Certificateholder at no cost pursuant to their reasonable requests; provided, however, that the Directing Certificateholder shall reimburse the Master Servicer and/or the Trustee for any out-of-pocket expenses reasonably incurred in connection with providing the foregoing items in accordance with this Section 7.03(d) to the extent that such items (i) have been previously delivered as required pursuant to this Agreement, or (ii) are available, electronically or otherwise, to the Directing Certificateholder.

         In connection with providing access to or copies of the items described in the preceding paragraph pursuant to this Section 7.03, the Trustee or the Master Servicer, as applicable, shall require: (a) in the case of Certificate Owners, a confirmation executed by the requesting Person in the form of Exhibit N-1 generally to the effect that such Person is a beneficial owner of Book-Entry Certificates and, subject to the last sentence of this paragraph, will keep such information confidential (except that such Certificate Owner may provide such information to any other Person that holds or is contemplating the purchase of any Certificate or interest therein, provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential); and (b) in the case of a prospective purchaser of a Certificate or any interest therein, confirmation executed by the requesting Person in the form of Exhibit N-2 generally to the effect that such Person is a prospective purchaser of a Certificate or an interest therein, is requesting the information for use in evaluating a possible investment in Certificates and, subject to the last sentence of this paragraph, will otherwise keep such information confidential. The Holders of the Certificates, by their acceptance thereof, will be deemed to have agreed, subject to the last sentence of this paragraph, to keep such information confidential (except that any Holder may provide such information obtained by it to any other Person that holds or is contemplating the purchase of any Certificate or interest therein, provided that such other Person confirms in writing to the Trustee or the Master Servicer, as applicable, prior to receipt or review of such information, such ownership interest or prospective ownership interest and agrees to keep such information confidential). Notwithstanding the foregoing, no Certificateholder, Certificate Owner or prospective Certificateholder or Certificate Owner shall be obligated to keep confidential any information received from the Trustee or the Master Servicer, as applicable, pursuant to this


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Section 7.03 that has previously been made available without a password via the Trustee's or the Master Servicer's, as applicable, website or has previously been filed with the Securities and Exchange Commission, and the Trustee or Master Servicer, as applicable, shall not require either of the certifications contemplated by clause (a) or (b) of this paragraph in connection with providing any information pursuant to this Section 7.03 that has previously been made available without a password via the Trustee's or Master Servicer's Website or has previously been filed with the Securities and Exchange Commission.

         Each of the Master Servicer and the Special Servicer shall afford to the Trustee, the Rating Agencies and the Depositor, and to the OTS, the FDIC, the Federal Reserve Board and any other banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to any records regarding the Mortgage Loans and the servicing thereof within its control, except to the extent it is prohibited from doing so by applicable law or contract or to the extent such information is subject to a privilege under applicable law to be asserted on behalf of the Certificateholders. Such access shall be afforded only upon reasonable prior written request and during normal business hours at the offices of the Master Servicer or the Special Servicer, as the case may be, designated by it.

         The Trustee, the Master Servicer, the Special Servicer and the Underwriters may require payment from the Certificateholder or Certificate Owner of a sum sufficient to cover the reasonable costs and expenses of providing any such information or access pursuant to this Section 7.03 to, or at the request of, the Certificateholders or Certificate Owners or prospective transferees, including, without limitation, copy charges and, in the case of Certificateholders or Certificate Owners requiring on site review in excess of three (3) Business Days, reasonable fees for employee time and for space. Notwithstanding the foregoing, payment shall not be required from the Directing Certificateholder in connection with providing it the information and reports listed in Section 4.10(g).

         In no event shall any party be required to furnish information hereunder if to do so would violate provisions of the Mortgage Loan Documents.

         (e) The Trustee is hereby authorized to furnish, to Certificateholders and/or to the public any other information (such other information, collectively, "Additional Information") with respect to the Mortgage Loans, any Mortgaged Property or the Trust Fund as may be provided to it by the Depositor, the Master Servicer or Special Servicer or gathered by it in any investigation or other manner from time to time, provided that (A) any such Additional Information shall only be furnished with the consent or at the request of the Depositor, (B) the Trustee shall be entitled to indicate the source of all information furnished by it and the Trustee may affix thereto any disclaimer it deems appropriate in its sole discretion (including any warnings as to the confidential nature and/or the uses of such information as it may, in its sole discretion, determine appropriate), (C) the Trustee shall be entitled (but not obligated) to require payment from each recipient of a reasonable fee for, and its out-of-pocket expenses incurred in connection with, the collection assembly, reproduction or delivery of any such Additional Information and (D) the Trustee shall be entitled to distribute or make available such information in accordance with such reasonable rules and procedures as it may deem necessary or appropriate (which may include the requirement that an agreement that provides such information shall be used solely for purposes of evaluating the investment characteristics or valuation of the


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Certificates be executed by the recipient, if and to the extent the Trustee deems the same to be necessary or appropriate). With the written approval of the Depositor, the Trustee may make certain information regarding the Mortgage Loans available to Certificateholders in electronic format through its Website located at "www.ctslink.com/cmbs", or by such other means as the Trustee may have in place from time to time. Nothing herein shall be construed to impose upon the Trustee any obligation or duty to furnish or distribute any Additional Information to any Person in any instance, and the Trustee shall neither have any liability for furnishing nor for refraining from furnishing Additional Information in any instance. The Trustee shall be entitled (but not required) to require that any consent, direction or request given to it pursuant to this clause (e) be made in writing.

     Section 7.04 Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

         On or prior to 12:00 noon, New York City time, on the second Business Day prior to each Distribution Date, the Master Servicer shall furnish a statement, in written or electronic format (the CMSA Loan Periodic Update File of the CMSA IRP) to the Trustee pursuant to Section 4.10 setting forth (i) the amounts available for deposit into the Certificate Account and (ii) the maximum amount required to be advanced by the Master Servicer in connection with the related Distribution Date. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification. To the extent such statement indicates one or more delinquencies in connection with which a related Advance was not made by the Master Servicer, the Trustee shall commence an evaluation of whether, in its good faith business judgment, an Advance by the Trustee may be required and whether it would be a Nonrecoverable Advance; provided, however, that notwithstanding such examination, the Trustee shall have no responsibility for reviewing or confirming any decision made with respect to an Advance by the Master Servicer and may conclusively rely upon the determination of the Master Servicer that an Advance if made would constitute a Nonrecoverable Advance. The Master Servicer shall promptly provide to the Trustee, upon request, such information as the Master Servicer may have to enable the Trustee to make such determination.

         In the event that the Master Servicer determines as of the Business Day preceding the Master Remittance Date that it will be unable to deposit in the Certificate Account an amount equal to the P&I Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York City time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Unless the Master Servicer shall have directly or indirectly deposited in the Certificate Account by 11:00 A.M., New York City time, on the related Distribution Date, such portion of the amount of such Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, the provisions of
Section 10.01 shall apply and the Trustee (a) may terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 10.01, (b) may assume the rights and obligations of the Master Servicer hereunder in accordance with Section 10.02, and (c) shall make such required Advance (subject to its own determination of nonrecoverability) not later than noon, New York City time, on such Distribution Date.


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         The Trustee shall deposit all funds it receives pursuant to this
Section 7.04 into the Certificate Account.

     Section 7.05   Allocations of Realized Losses.

         All Realized Losses reported for any Distribution Date shall be allocated by the Trustee as follows in reduction of the related Class Balance: first, to the Class NR Certificates until the Class Balance thereof has been reduced to zero; second, to the Class M Certificates until the Class Balance thereof has been reduced to zero; third, to the Class L Certificates until the Class Balance thereof has been reduced to zero; fourth, to the Class K Certificates until the Class Balance thereof has been reduced to zero; fifth, to the Class J Certificates until the Class Balance thereof has been reduced to zero; sixth, to the Class H Certificates until the Class Balance thereof has been reduced to zero; seventh, to the Class G Certificates until the Class Balance thereof has been reduced to zero; eighth, to the Class F Certificates until the Class Balance thereof has been reduced to zero; ninth, to the Class E Certificates until the Class Balance thereof has been reduced to zero; tenth, to the Class D Certificates until the Class Balance thereof has been reduced to zero; eleventh, to the Class C Certificates until the Class Balance thereof has been reduced to zero; twelfth, to the Class B Certificates until the Class Balance thereof has been reduced to zero; and the remainder of such Realized Losses to the Class A1, Class A2 and Class A3 Certificates, pro rata, until their respective Class Balances have been reduced to zero. Notwithstanding the foregoing, Realized Losses with respect to interest amounts will not be allocated to any Class of Certificates in reduction of the related Class Balance in an amount which exceeds the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of the related Determination Date over the aggregate Class Balance of the Certificates after any other reductions or payments thereon for such Distribution Date.


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                                 ARTICLE VIII

                               THE CERTIFICATES

     Section 8.01   The Certificates.

         (a) The Certificates will be substantially in the form annexed hereto as Exhibit A. The Class A1, Class A2, Class A3, Class X1, Class X2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M and Class NR Certificates will be issuable only in minimum denominations (based on their respective Original Class Balances or Class Notional Amount) corresponding to initial Certificate Balances as of the Delivery Date of not less than $25,000, or notional amounts as of the Delivery Date of not less than $100,000, and integral multiples of $1 in excess thereof. Only one Class R-I, one Class R-II and one Class R-III Certificate may be issued.

         (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Certificate Registrar by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper authorized signatories of the Certificate Registrar shall bind the Certificate Registrar, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         (c) The Class A1, Class A2, Class A3, Class B, Class C, Class D, Class X1, Class X2, Class E, Class F, Class G, Class H, Class J , Class K, Class L, Class M and Class NR Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Certificate Registrar except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Class R-I, Class R-II and Class R-III Certificates will be issued as Definitive Certificates. The Certificate Owners shall hold their respective Ownership Interests in and to each of the referenced herein Certificates (except for such remainders) through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. Neither the Trustee nor the Certificate Registrar shall have a duty to monitor the transfer of Ownership Interests in any Book-Entry Certificate.


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

         The Book-Entry Certificates evidencing the Class X1, Class X2, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M and Class NR Certificates offered and sold other than as described in the preceding paragraph (each, a "Restricted Global Certificate") shall be registered in the name of the Depository for credit to the respective accounts of Certificate Owners which have certified they are "qualified institutional buyers" under Rule 144A. The aggregate principal amount of any Restricted Global Certificate may from time to time be increased or decreased by adjustments made on the records of the Certificate Registrar and the Depository, which adjustments shall be conclusive as to the aggregate principal amount of any Restricted Global Certificate.

         The Book-Entry Certificates evidencing the Class X1, ClassX2, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M and Class NR Certificates offered and sold outside the United States in reliance on Regulation S (each, a "Regulation S Global Certificate") shall be registered in the name of the Depository for credit, initially and during the Restricted Period, to the respective accounts of Certificate Owners of the Regulation S Global Certificates (or to other accounts that they direct) at Clearstream, Luxembourg or Euroclear. The aggregate principal amount of any Regulation S Global Certificate may be increased or decreased by adjustments made on the records of the Certificate Registrar and the Depository for the Regulation S Global Certificate, which adjustments shall be conclusive as to the aggregate principal amount of any Regulation S Global Certificate.

         Transfers of any Global Certificate shall be limited to transfers of a Restricted Global Certificate or Regulation S Global Certificate in whole, but not in part, to the Depository and its successors. Beneficial interests in the Restricted Global Certificate and any Regulation S Global Certificate may be transferred in accordance with the Depository's customary procedures and the provisions of Section 8.02.

         The Trustee, the Certificate Registrar, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates (and, if necessary, the selection of the Directing Certificateholder)) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

         If (i) (A) the Depositor advises the Certificate Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Certificate Registrar in writing that it elects to terminate the book-entry system through the Depository, the Certificate Registrar shall notify all Certificate Owners, through the


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


Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners representing the same. In addition, upon request, the Certificate Registrar will issue Definitive Certificates in exchange for Ownership Interests in like Certificate Balances of the Book-Entry Certificates for the Class X1, Class X2, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M or Class NR Certificates in connection with a transfer permitted pursuant to Section 8.02(b)(iii). Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Certificate Registrar shall issue the Definitive Certificates. Neither the Depositor, the Master Servicer nor the Certificate Registrar shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depositor in connection with the issuance of the Definitive Certificates pursuant to this Section 8.01 shall be deemed to be imposed upon and performed by the Certificate Registrar, and the Certificate Registrar and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

         Within ten (10) Business Days after the Delivery Date, the Depositor shall supply the Certificate Registrar with an inventory of certificate forms comprised of ten blank forms for each class of certificate together with the forms of each class of certificate on diskette in read-only format.

         If the Certificate Registrar and the Trustee are not the same, the Certificate Registrar shall notify the Trustee upon the occurrence of the foregoing.

     Section 8.02   Registration of Transfer and Exchange of Certificates.

         (a) At all times during the term of this Agreement, there shall be maintained at the office of the Certificate Registrar a Certificate Register in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is hereby initially appointed (and hereby agrees to act) as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar may appoint, by a written instrument delivered to the Trustee, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. The Master Servicer shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

         (b) No transfer of any Class X1, Class X2, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class NR, Class R-I, Class R-II and Class R-III Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration or


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


qualification and is to be made in connection with the issuance or transfer of a Definitive Certificate, then the Certificate Registrar shall require, in order to assure compliance with such laws, receipt of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, a certificate from the prospective transferee substantially in the form attached as Exhibit D-1 hereto, (ii) if such transfer is purportedly being made in reliance upon Regulation S under the 1933 Act, a certificate from the prospective transferee substantially in the form attached as Exhibit D-2 hereto and (iii) in all other cases, (A) (I) except where the Depositor or an Affiliate thereof is the transferor or transferee, an Opinion of Counsel, (II) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit C hereto and (III) a certificate from such Certificateholder's prospective transferee substantially in the form attached as Exhibit E hereto or (B) if the Depositor or an Affiliate thereof is the transferor or transferee, an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar in their respective capacities as such). None of the Depositor, the Trustee, or the Certificate Registrar is obligated to register or qualify the Class X1, Class X2, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class NR, Class R-I, Class R-II and Class R-III Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Class X1, Class X2, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class M, Class NR, Class R-I, Class R-II and Class R-III Certificate without registration or qualification. Any Class X1, Class X2, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class NR, Class R-I, Class R-II or Class R-III Certificateholder desiring to effect such a transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         (c) Except as provided in Section 8.02(d), none of the Certificates, except for the Class A1, Class A2, Class A3, Class X1, Class X2, Class B, Class C, Class D, Class E or Class F Certificates, shall be transferred to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts or other entities in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (each, a "Plan") or (B) any Person who is directly or indirectly purchasing any such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Certificate Registrar with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of
Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer, the Certificate Registrar or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code, or such other Opinions of Counsel, officers' certificates, representations or agreements as may be required by and in form and substance satisfactory to the Depositor and the Trustee. Except as provided in Section 8.02(d), in the absence of its having received the certification and Opinion of Counsel or other documents contemplated by the preceding sentence, the Certificate Registrar shall require the prospective transferee of any Class G, Class H, Class J, Class K, Class L, Class M, Class NR, Class R-I, Class R-II or Class R-III Certificate to certify (or in the case of a Book-Entry Certificate, the


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holder shall be deemed to certify), that it is neither (A) a Plan nor (B) a
Person who is directly or indirectly purchasing any such Certificates on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

         (d) Notwithstanding Section 8.02(c), transfers of the Class G, Class H, Class J, Class K, Class L, Class M and Class NR Certificates shall be registered by the Certificate Registrar if the Certificate Registrar receives:
(i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar, to the effect that such transferee is not (A) a Plan or (B) a Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, (ii) if the purchaser is an insurance company, a representation that the purchaser is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (60 Fed. Reg. 35925, July 12,
1995) ("PTCE 95-60")) and that the purchase and holding of such Certificates is eligible for, and satisfies all of the requirements for relief under, Sections I and III of PTCE 95-60; or (iii) an Opinion of Counsel satisfactory to the Certificate Registrar that the purchase and holding of such Certificate by a Plan, any person acting on behalf of a Plan or using a Plan's assets will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction requirements of ERISA and the Code and will not subject the Trustee or the Certificate Registrar to any obligation in addition to those undertaken in this Agreement. Unless an opinion of counsel described in (iii) is delivered, the representations in (i) or (ii) shall be deemed to have been made to the Certificate Registrar by the transferee's acceptance of a Class G, Class H, Class J, Class K, Class L, Class M or Class NR Certificate.

         (e) No transfer of a Class A1, Class A2, Class A3, Class X1, Class X2, Class B, Class C, Class D, Class E or Class F Certificate or any interest therein shall be made to (A) any Plan or (B) any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan unless such transferee qualifies as an accredited investor as defined in Rule 501(a)(1) of Regulation D under the Securities Act and either (1) at the time of such transfer, the Certificates are rated in one of the top four rating categories by at least one Rating Agency, or (2) the purchaser is an insurance company general account that is eligible for, and satisfies all of the requirements of, Sections I and III of Prohibited Transaction Class Exemption 95-60. Each Person who acquires a Class A1, Class A2, Class A3, Class X1, Class X2, Class B, Class C, Class D, Class E or Class F Certificate shall be deemed to have certified that the foregoing conditions are satisfied.

         (f) No transfer of any Residual Certificate shall be made to a Non-United States Person. Notwithstanding anything to the contrary contained herein, prior to registration of any transfer, sale or other disposition of a Residual Certificate, the Certificate Registrar shall have received (i) an affidavit from the proposed transferee substantially in the form attached as Exhibit F-1 hereto, to the effect that, among other things, (A) such transferee is not a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, (B) such transferee is not a Non-United States Person, (C) such transferee has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as the Residual Certificate remains outstanding, and
(D) no purpose of such proposed transfer, sale or other disposition of the Residual Certificate is or will be to impede the assessment or collection of any tax, and (ii) a certificate from the transferor


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

substantially in the form attached as Exhibit F-2 hereto, to the effect that, among other things, no purpose of such proposed transfer, sale or other disposition of the Residual Certificate is or will be to impede the assessment or collection of any tax. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of a Residual Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization or to a Non-United States Person, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions in respect of such Residual Certificate. If any purported transfer of a Residual Certificate shall be in violation of the provisions of this Section 8.02(d), then the prior Holder of the Residual Certificate purportedly transferred shall, upon discovery that the transfer of such Residual Certificate was not in fact permitted by this Section 8.02(d), be restored to all rights as Holder thereof retroactive to the date of the purported transfer. The Certificate Registrar shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is not permitted by this Section 8.02(d) or for making payments due on such Residual Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement. The prior Holder shall be entitled to recover from any purported Holder of a Residual Certificate that was in fact not a permitted transferee under this Section 8.02(d) at the time it became a Holder all payments made on such Residual Certificate. The Holder of Residual Certificates, by its acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this
Section 8.02 and to any amendment of this Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of a Residual Certificate to a Disqualified Organization or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the Trust Fund.

         (g) Each Holder of a Certificate, by its acceptance thereof, shall be deemed to represent that neither MGT nor any of its affiliates has discretionary authority or control with respect to the investment of the Plan's assets invested in the related Certificate, or gives investment advice with respect to the investment of such assets.

         (h) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at the office of the Certificate Registrar, the Certificate Registrar shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

         (i) At the option of any Holder, its Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the office of the Certificate Registrar. Whenever any Certificates are so surrendered for exchange, the Certificate Registrar shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

         (j) Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.


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         (k) No service charge shall be imposed for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         (l) All Certificates surrendered for transfer and exchange shall be physically cancelled by the Certificate Registrar and a certificate of such cancellation shall be delivered to the Trustee by the Certificate Registrar. The Certificate Registrar shall hold such cancelled Certificates in accordance with its standard procedures.

     Section 8.03   Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and like Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 8.04   Persons Deemed Owners.

         The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
7.02 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.


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                                  ARTICLE IX

                                 THE DEPOSITOR

     Section 9.01   Liability of the Depositor.

         The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor herein.

     Section 9.02   Merger, Consolidation or Conversion of the Depositor.

         Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         The Depositor may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor, shall be a party, or any Person succeeding to the business of the Depositor, shall be the successor of the Depositor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 9.03   Limitation on Liability of the Depositor and Others.

         Neither the Depositor nor any of its directors, officers, employees or agents shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such Person against any breach of warranties or representations made herein, or against any liability which would otherwise be imposed by reason of misfeasance, bad faith or negligence in the performance of duties. The Depositor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Except for any action described in the proviso of the first sentence above, the Depositor shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its duties under this Agreement.


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                                  ARTICLE X

                                    DEFAULT

     Section 10.01  Events of Default.

         "Event of Default", wherever used herein, means with respect to any Servicer any one of the following events:

                    (i) with respect to the Master Servicer, failure to advance or remit when due to the Trustee for deposit into the Certificate Account any amount required to be advanced or remitted under the terms of this Agreement on the date required pursuant to the terms of this Agreement, which failure is not cured by 11:00 a.m. (New York City time) on the related Distribution Date; with respect to the Special Servicer, failure to remit to the Master Servicer, as required hereunder, any amount required to be remitted under the terms of the Agreement within one (1) Business Day of the date required pursuant to the terms of this Agreement; or

                    (ii) except as set forth in clause (i) above, (x) such Servicer shall fail to remit to the Master Servicer or deposit in the Collection Account, Escrow Account or REO Account, as applicable any amount required to be so remitted or deposited under the terms of this Agreement within one (1) Business Day of the date required pursuant to the terms of this Agreement or (y) the Master Servicer shall fail to make any Servicing Advance required to be made by the Master Servicer under this Agreement within one (1) Business Day of the date required pursuant to the terms of this Agreement; or

                    (iii) such Servicer shall fail to timely deliver to the Trustee or any other Servicer any report required to be so delivered pursuant to the provisions of this Agreement and such failure shall continue unremedied for a period of two
                    (2) Business Days following receipt by such Servicer of notice from the Trustee or other Servicer of such failure; or

                    (iv) any failure on the part of such Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of such Servicer contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied,


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                    shall have been given to such Servicer by the Depositor,
                    the Trustee, or, in the case of the Special Servicer, the Master Servicer or to such Servicer (with a copy to the Depositor, the Trustee, the Directing Certificateholder, and, in the case of the Special Servicer, the Master Servicer) by the Holders of Certificates entitled to at least 25% of the Voting Rights of any Class affected thereby; or

                    (v) any breach of the representations and warranties contained in Section 2.03(b) which materially and adversely affects the interests of any Class of Certificateholders and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to such Servicer by the Depositor, the Trustee or, in the case of the Special Servicer, the Master Servicer, or to such Servicer (with a copy to the Depositor, the Trustee, the Directing Certificateholder, and, in the case of the Special Servicer, the Master Servicer) by the Holders of Certificates entitled to at least 25% of the Voting Rights of any Class affected thereby; or

                    (vi) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against such Servicer and such decree or order shall have remained in force undischarged, undismissed or unstayed for a period of sixty (60) days; or

                    (vii) such Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to such Servicer or of or relating to all or substantially all of its property; or

                    (viii) such Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or


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                    (ix) such Servicer shall fail to maintain a required
                    license to do business or service multifamily and commercial mortgage loans in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and as provided in this Agreement, in any jurisdiction where the Mortgaged Properties or REO Properties are located, which failure materially and adversely affects the interests of any Class of Certificateholders and such failure shall continue unremedied for a period of thirty (30) Business Days after the date upon which such Servicer has been notified or otherwise becomes aware of such failure (or such extended period reasonably approved by the Trustee to the extent such Servicer is diligently proceeding to cure such failure and such extended period shall not have any further material and adverse effect on such Certificateholders' interest and none of the then-current rating or ratings of all outstanding Classes of the Certificates would be qualified (if applicable), downgraded or withdrawn by any Rating Agency as a result thereof); or

                    (x) except as otherwise permitted pursuant to the express terms of this Agreement, such Servicer attempts to assign its right to servicing compensation hereunder or a Servicer attempts, without the prior written consent of Trustee, to assign this Agreement or the servicing responsibilities hereunder or any portion thereof; or

                    (xi) Fitch has given written confirmation to the Trustee that with respect to any Servicer that maintaining the Servicer in such capacity hereunder will cause a downgrade, qualification or withdrawal of the ratings then assigned to the Certificates; or

                    (xii) the Master Servicer or the Special Servicer is removed from S&P's approved master servicer list, or special servicer list, as the case may be, as the same are published and revised from time to time and S&P shall not reinstate the Master Servicer or the Special Servicer, as applicable, in such applicable list within 60 days after the Master Servicer or the Special Servicer, as applicable, and the Trustee have been notified by S&P of such removal; or

                    (xiii) the Master Servicer shall fail to maintain a rating of "CMS3" or higher by Fitch or the Special Servicer shall fail to maintain a rating of "CSS2" or higher by Fitch and in



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                    either case such failure continues for a period of thirty
                    (30) days,

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of Certificates entitled to, (a) in the case of an Event of Default described in clauses (i)-(v) hereof, at least 25% of the Voting Rights of any affected Class of Certificates, or (b) in the case of any Event of Default described in clauses (ix) through (x) hereof, at least 25% of all of the Voting Rights, subject to Section 3.10, terminate all of the rights and obligations of such Servicer as such Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof; and with respect to clause
(xi) through (xiii) above the Trustee may terminate all the rights and obligations of such Servicer without a vote by the Holders, subject to Section 3.10(b). From and after the receipt by such Servicer of such written notice, or upon the occurrence of an Event of Default described in clauses (vi)-(viii) hereof, all authority and power of such Servicer under this Agreement shall pass to and be vested in the Master Servicer (or, if such Servicer is the Master Servicer or the Special Servicer and the Master Servicer are the same Person, the Trustee) pursuant to and under this Section, and, without limitation, the Master Servicer or the Trustee, as applicable, is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of such Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Each Servicer agrees promptly (and in any event no later than ten (10) Business Days subsequent to such notice) to provide the Master Servicer or Trustee, as applicable, with all documents and records requested by it to enable it to assume such Servicer's functions hereunder, and to cooperate with the Master Servicer or the Trustee, as applicable, in effecting the termination of such Servicer's responsibilities and rights hereunder. Any expenses incurred by the Trustee in connection with the transfer of servicing functions shall be paid by the terminated Servicer and shall not be an expense of the Trustee.

     Section 10.02  Trustee to Act; Appointment of Successor.

         On and after the time the Master Servicer or the Special Servicer receives a notice of termination pursuant to Section 10.01, the Trustee shall be the successor in all respects to such Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on such Servicer by the terms and provisions hereof; provided, however, that any failure to perform such duties or responsibilities caused by such Servicer's failure to provide information or monies required by
Section 10.01 shall not be considered a default by the Trustee hereunder. The Trustee shall not be liable for any of the representations and warranties of the Master Servicer or the Special Servicer or for any losses incurred by such Servicer hereunder. As compensation therefor, the Trustee shall be entitled to the servicing fees and all funds relating to the Mortgage Loans which such Servicer would have been entitled to charge to the Trust Fund if such Servicer had continued to act hereunder (other than the Transferable Servicing Interest as set forth in Section 4.12). Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or such Trustee does not meet the requirements set forth in Section 3.10(d), or if the Holders of Certificates entitled to at least more than 66 2/3% of the Voting Rights so request in writing to the Trustee or the Directing Certificateholder so requests


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

in writing to the Trustee, promptly appoint a successor pursuant to Section 3.10, which successor servicer shall, in any case, be reasonably acceptable to the Directing Certificateholder. Pending appointment of a successor to the Master Servicer or the Special Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided.

     Section 10.03  Notification to Certificateholders.

         (a) Upon any such termination pursuant to Section 10.01 above, any appointment of a successor to the Master Servicer pursuant to Section 10.02, or any appointment of a Replacement Special Servicer pursuant to Section 6.16, the Trustee shall give prompt written notice thereof to Certificateholders and each Rating Agency at their respective addresses appearing in the Certificate Register.

         (b) Not later than the later of 60 days after the occurrence of an Event of Default, the Trustee shall transmit by mail to the Depositor, the Rating Agencies and all Certificateholders notice of such occurrence, unless such default shall have been cured or waived.

     Section 10.04  Waiver of Events of Default.

         The Holders representing at least 66 2\3% of the Voting Rights evidenced by all Classes of Certificates affected by any Event of Default hereunder may waive such Event of Default; provided, however, that an Event of Default under clause (i), (ii) or (xi) of Section 10.01 may be waived only by all of the Certificateholders. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder, except that no Event of Default under
Section 10.01(i) shall be deemed so waived or cured unless and until the Trustee has been reimbursed in full for all Advances which it may have made hereunder. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly so waived. Notwithstanding any other provisions of this Agreement, for purposes of waiving any Event of Default pursuant to this Section 10.04, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to Voting Rights with respect to the matters described above.

     Section 10.05  Additional Remedies of Trustee Upon Event of Default.

         During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 10.01, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.


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                                  ARTICLE XI

                            CONCERNING THE TRUSTEE

     Section 11.01  Duties of the Trustee.

         (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee contained in this Agreement shall not be construed as a duty.

         (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement (other than the Mortgage Loan Files, the review of which is specifically governed by the terms of Article
II), shall examine them to determine whether they conform to the requirements of this Agreement, if applicable. If any such instrument is found not to conform to the requirements of this Agreement if applicable in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer or the Special Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

         (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                    (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement. The Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                    (ii) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or


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

                    Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                    (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

         (d) [RESERVED].

     Section 11.02  Monitoring Certificateholders and Directing
Certificateholder.

         (a) Each Monitoring Certificateholder is hereby deemed to have agreed by virtue of its purchase of a Certificate to provide its name and address to the Trustee and to notify the Trustee, the Master Servicer and the Special Servicer of the transfer of any Certificate of a Monitoring Class, the selection of a Directing Certificateholder or the resignation or removal thereof. The Directing Certificateholder is hereby deemed to have agreed by virtue of its purchase of a Certificate to notify the Trustee when such Certificateholder is appointed Directing Certificateholder and when it is removed or resigns. To the extent there is only one Monitoring Certificateholder and it is also the Special Servicer, it shall be the Directing Certificateholder.

         (b) Within thirty (30) days of the Delivery Date, the Monitoring Certificateholders (by notice from a majority of such Holders by Percentage Interests to the Trustee, the Master Servicer and the Special Servicer) may select a Directing Certificateholder for purposes of Sections 6.03 and 6.11 of this Agreement.

         (c) A "Monitoring Class" as of any time of determination shall be the Class outstanding with the most subordinate interest in the Trust Fund having at least 25% of its initial Class Balance.

         (d) Once a Directing Certificateholder has been selected pursuant to clause (b) above, each of the Master Servicer, the Special Servicer, the Depositor, the Trustee and each other Certificateholder (or Certificate Owner, if applicable) shall be entitled to rely on such selection unless a majority of the Monitoring Certificateholders, by Certificate Balance, or such Directing Certificateholder shall have notified the Trustee and each other Monitoring Certificateholder, in writing, of the resignation of such Directing Certificateholder or the selection of a new Directing Certificateholder. Upon the resignation of a Directing Certificateholder, the Monitoring Certificateholders (by notice from a majority of such Holders by Percentage Interests to the Trustee, the Master Servicer and the Special Servicer) may select a new Directing Certificateholder.


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


         (e) Until it receives notice to the contrary each of the Servicers and the Trustee shall be entitled to rely on the most recent notification with respect to the identity of the Monitoring Certificateholders and the Directing Certificateholder.

     Section 11.03  Powers of Attorney.

         The Trustee shall execute and deliver any powers of attorney prepared and delivered to it by the Master Servicer pursuant to Section 4.01(b) or the Special Servicer pursuant to Section 6.03(b).

     Section 11.04  Certification by Certificate Owners.

         To the extent that under the terms of this Agreement, it is necessary to determine whether any Person is a Certificate Owner, the Trustee shall make such determination based on a certification of such Person, using the form attached as Exhibit AA, which form is available on, and may be submitted through, the Trustee's Website located at "www.ctslink.com/cmbs". The Trustee shall make such determination at the request of such Person or any Servicer. The Trustee shall be entitled to rely conclusively on information it receives from the Depository, Depository Participants, and indirect participating brokerage firms for which a Depository Participant acts as agent, with respect to the identity of a Certificate Owner.

     Section 11.05  Certain Matters Affecting the Trustee.

         Except as otherwise provided in Section 11.01:

         (a) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

         (c) The Trustee shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by


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


this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

         (d) The Trustee shall not be personally liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (e) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such reasonable examination shall be paid by the Master Servicer or, if paid by the Trustee, shall be repaid by the Master Servicer upon demand;

         (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, provided, however, that the Trustee shall remain liable for the performance of all of its duties hereunder;

         (g) The Trustee shall not be required to obtain a deficiency judgment against any Mortgagor;

         (h) For all purposes under this Agreement, the Trustee shall not be required to take any action with respect to, or be deemed to have notice of any Event of Default hereunder unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Holders of the Certificates and this Agreement;

         (i) The Trustee shall not be responsible for any act or omission of the Certificate Registrar (unless the Trustee, an Affiliate of the Trustee, as applicable, is acting as Certificate Registrar), the Master Servicer, the Special Servicer, the Directing Certificateholder or the Depositor;

         (j) Other than as expressly provided herein, the Trustee shall not be required to monitor the activities of any Servicer and shall not be responsible for the actions or omissions of any such Servicer.


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         (k) Other than as obtained and maintained in its ordinary course of business, the Trustee shall not be required to obtain any insurance coverage, or give any bond or surety in respect of the execution of the Trust Fund created hereby or the power granted hereunder.

     Section 11.06  The Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals contained herein and in the Certificates, other than the certificate of authentication therein, shall be taken as the statements of the Depositor, the Master Servicer or the Special Servicer, as the case may be, and the Trustee does not assume any responsibility for their correctness. The Trustee does not make any representations as to the validity or sufficiency of this Agreement (other than as to the due authorization, execution and delivery thereof by it) or of the Certificates (other than as to the due authorization and execution thereof by it) or of any Mortgage Loans or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates issued to it or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the assignment of the Mortgage Loans to the Trust Fund, or any funds deposited in or withdrawn from the Certificate Account or any other account by or on behalf of the Depositor, the Master Servicer or the Special Servicer. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer or the Special Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

     Section 11.07  Trustee May Own Certificates.

         The Trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section 11.08  Fees and Expenses of Trustee; Indemnification of Trustee.

         (a) The Trustee shall be entitled to pay itself as reasonable compensation from amounts remitted to the Certificate Account (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties of the Trustee hereunder on each Distribution Date in an aggregate amount equal to 0.0021% per annum (the "Trustee Fee Rate") of the Stated Principal Balance of each Mortgage Loan, calculated on the same basis as interest on the related Mortgage Loan.

         (b) The Trustee and any director, officer, employee or agent of the Trustee shall be entitled to indemnification out of the Certificate Account from time to time for any loss, liability or expense (including without limitation costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) incurred in connection with any act or omission on the part of the Trustee with respect to this Agreement or the Certificates (other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of the Trustee in the performance of duties hereunder, or as may arise from a breach of any representation or warranty of the Trustee set forth in Section 11.15 or from any failure of the Trustee to perform its obligations set forth in
Section 11.01; provided, however, if the Trustee becomes Master Servicer, the Trustee acting as Master Servicer shall not be entitled to indemnification under any circumstance under which the Master Servicer is not entitled to indemnification pursuant to Section 3.08(b)); provided, however, that with respect to any third party claim:


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                    (i) the Trustee, shall have given the Master Servicer, the
                    Depositor, the Holders and, if in respect to a Specially Serviced Mortgage Loan, the Special Servicer, written notice thereof promptly after the Trustee shall have knowledge thereof;

                    (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with, as applicable, the Master Servicer, the Depositor and, if in the respect to a Specially Serviced Mortgage Loan, the Special Servicer in preparing such defense; and

                    (iii) notwithstanding anything to the contrary in this
                    Section 11.08, the Trust Fund shall not be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Trustee, as applicable, the Master Servicer, the Depositor and, if in the respect to a Specially Serviced Mortgage Loan, the Special Servicer, which consent shall not be unreasonably withheld.

         Without in any way limiting the generality of the foregoing indemnity, such indemnity shall specifically cover any loss, liability, expense and costs of litigation and investigation, counsel fees, damages, judgments and amounts paid in settlement incurred by the Trustee pursuant to any federal, state or local environmental statute.

         (c) The provisions of this Section 11.08 shall survive the termination of this Agreement and the termination or resignation of the Trustee.

     Section 11.09  Eligibility Requirements for Trustee.

         The Trustee hereunder shall at all times be a national banking association or a corporation organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such national banking association or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such national banking association or corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The long-term debt obligations of the Trustee (or its corporate parent) shall at all times be rated in a rating category by S&P and Fitch at least equal to the rating one category below the highest rating assigned by such Rating Agency to the then outstanding Certificates, but in no event lower than an "investment grade" rating by such Rating Agency. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.10. The corporation or national banking association serving as Trustee may have normal banking and trust relationships


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with the Depositor and its Affiliates, the Master Servicer and its Affiliates
or the Special Servicer and its Affiliates.

     Section 11.10  Resignation and Removal of Trustee.

         (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer, the Special Servicer and to all Certificateholders. Upon receiving such notice of resignation from the Trustee, the Master Servicer, with the Directing Certificateholder's reasonable consent, subject to Section 4.16(b), shall promptly appoint a successor trustee. The appointment of such successor must be acceptable to the Depositor and by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Trustee and the Certificateholders, the Depositor and the Special Servicer by the Master Servicer. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.09 and shall fail to resign after written request therefor by the Depositor or the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if at any time the Trustee fails duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Trustee contained in this Agreement which failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Trustee by the Depositor, the Master Servicer or by the Holders of Certificates entitled to at least 25% of the Voting Rights of any Class affected thereby, any of the Depositor, the Master Servicer or the Holders of Certificates entitled to at least 25% of the Voting Rights of any Class affected thereby may remove the Trustee and appoint a successor trustee acceptable to the Depositor by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Trustee and the Certificateholders, the Depositor and the Special Servicer by the Master Servicer.

         (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the remaining Certificateholders and the Special Servicer by the Master Servicer. If the termination pursuant to this Section 11.10(c) is without cause, the Certificateholders who voted to terminate the Trustee shall pay the expenses associated with such termination.


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         (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.11.

     Section 11.11  Successor Trustee.

         (a) Any successor trustee appointed as provided in Section 11.10 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein; provided, however, that (i) the long-term debt obligations of such successor trustee (or its corporate parent) shall be rated in a rating category by S&P and Fitch at least equal to the rating one category below the highest rating assigned by such Rating Agency to the then outstanding Certificates, but in no event lower than an "investment grade" rating by such Rating Agency, or each rating agency shall have confirmed in writing that the appointment of such successor trustee will not result in a downgrade, qualification (if applicable) or withdrawal of its then-current rating on the Certificates. The predecessor trustee shall deliver to the successor trustee all Mortgage Loan Files and related documents and statements held by it hereunder (other than any Mortgage Loan Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations, and to enable the successor trustee to perform its obligations hereunder.

         (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.09.

         (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the successor trustee shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.

     Section 11.12  Merger or Consolidation of Trustee.

         Any entity into which the Trustee may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such entity shall be eligible under the provisions of Section 11.09 or 11.11, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 11.13 Appointment of Co-Trustee or Separate Trustee.

         (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or


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property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 11.13, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment.
No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.09 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 11.11 hereof.

         (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 11.13 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         (e) The appointment of a co-trustee or separate trustee under this
Section 11.13 shall not relieve the Trustee of its duties and responsibilities hereunder.


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     Section 11.14  Appointment of Custodians.

         (a) The Trustee may, with the consent of the Master Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Loan Files as agent for the Trustee. Subject to the other provisions of this Article XI, the Trustee agrees to enforce the terms and provisions of Section 2.02 hereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have combined capital and surplus of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any Mortgage Loan File and shall not be the Depositor, the Person who originated the related Mortgage Loan, a Mortgage Loan Seller or any of their respective Affiliates. Each Custodian shall be subject to the same obligations and standard of care as are imposed on the initial Custodian hereunder in connection with the retention of Mortgage Loan Files. The initial Custodian and any custodian succeeding the initial Custodian shall be required to have a blanket fidelity bond and an errors and omissions insurance policy in amounts customary for custodians or, if such Custodian is the Trustee, such Custodian may self-insure. The appointment of one or more Custodians shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of any Custodian; provided, however, that the Trustee shall not be responsible for any delays or failures in the performance of the Custodian due to acts beyond the Custodian's control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulation superimposed after the fact, fire, communication line failures, computer viruses, earthquakes or other disasters.

         (b) The Custodian may, from time to time and as appropriate for the servicing, foreclosure or payoff of any Mortgage Loan, but subject to the restrictions therein provided, upon receipt by the Custodian of a Request for Release and Receipt of Documents provided by any Servicer substantially in the form set forth on Exhibit Y, release to such Servicer the related Mortgage Loan File or the documents from a Mortgage Loan File set forth in such request. Each Servicer acknowledges that during all times that any Mortgage Loan File or any contents thereof are in the physical possession of such Servicer, or are in transit to such Servicer from the Custodian, or are in transit from such Servicer to the Custodian, such Mortgage Loan File and the documents contained therein shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trust Fund. For so long as any Mortgage Loan File or any document taken therefrom is in any Servicer's physical possession, the same shall be stored overnight in a one and one-half-hour rated fire-resistant filing cabinet or the equivalent.

         (c) Subject to any state law requirement or court order, each Servicer hereby agrees to return to the Custodian each and every document previously requested from the Mortgage Loan File when such Servicer's need therefor in connection with the foreclosure or servicing of the related Mortgage Loan no longer exists or upon request of the Trustee, unless the related Mortgage Loan shall be liquidated or paid in full, in which case, upon receipt of the Request for Release and Receipt of Documents from any Servicer, the Custodian shall be authorized to release the related Servicer's prior request form, together with all other documents still retained by the Custodian with respect to such Mortgage Loan, to such Servicer.


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         (d) Upon receipt of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer or Special Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, such Servicer shall promptly deliver to the Trustee and the Custodian a Request for Release and Receipt of Documents substantially in the form set forth on Exhibit Y requesting delivery to such Servicer of the Mortgage Loan File for such Mortgage Loan and indicating that all amounts received in connection with such payment that are required to be deposited in the related subaccount of the Collection Account or Escrow Account or the related REO Account pursuant to Section 4.02, Section 4.06 or Section 6.06 hereof have been or will be so deposited.

         (e) The Special Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into by such Servicer in accordance with this Agreement within ten (10) Business Days of the execution thereof and the delivery of such instrument to such Servicer; provided, however, that such Servicer may, in lieu thereof, provide the Custodian with a certified true copy of any such document submitted for recordation within five (5) Business Days of its execution, in which event such Servicer shall provide the Custodian with the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the recorded original within five (5) Business Days of receipt thereof by such Servicer.

         (f) Upon any payment in full of a Mortgage Loan, the Special Servicer may execute an instrument of satisfaction regarding the related Mortgage and any other related Mortgage Loan Documents, which instruments of satisfaction shall be recorded by the Special Servicer if required by applicable law and shall be delivered to the Person entitled thereto, it being understood and agreed that all reasonable expenses incurred by the Special Servicer in connection with such instruments of satisfaction shall be reimbursed to the Special Servicer by the Master Servicer, as a Servicing Advance, pursuant to the terms of this Agreement. The Special Servicer shall notify the Custodian and the Master Servicer of the execution of an instrument of satisfaction described above as soon as practicable.

     Section 11.15  Representations and Warranties of the Trustee.

         The Trustee hereby represents and warrants to the Master Servicer and the Depositor, as of the Delivery Date, that:

                    (i) The Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

                    (ii) The execution and delivery of this Agreement by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a


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                    party or which is applicable to it or any of its assets;
                    no license, consent, approval, authorization or order of any court or governmental agency is required for the execution, delivery and performance by the Trustee of this Agreement, except as have been previously obtained, except for any consent, approval, authorization or order which has not been obtained or cannot be obtained prior to the actual performance by the Trustee of its obligations under this Agreement, and which, if not obtained would not have a materially adverse effect on the ability of the Trustee to perform its obligations hereunder.

                    (iii) The Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                    (iv) This Agreement, assuming due authorization, execution and delivery by the Master Servicer, the Special Servicer and the Depositor, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                    (v) The Trustee is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

                    (vi) No litigation is pending or, to the best of the Trustee's knowledge, threatened against the Trustee which would prohibit the Trustee from entering into this Agreement or, in the Trustee's good faith reasonable judgment, is likely to materially and adversely affect either


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                    the ability of the Trustee to perform its obligations
                    under this Agreement or the financial condition of the Trustee.

     Section 11.16  SEC Filings.

         Based upon information furnished to it by the Master Servicer and the Depositor, the Trustee will prepare and file with the Securities and Exchange Commission on Forms 8-K and 10-K on behalf of the Trust Fund the reports distributed to the Certificateholders pursuant to the first paragraph of
Section 7.03(a). No later than January 30, 2002, the Trustee shall file a Form 15 Notice of Suspension of Duty to File Reports pursuant to Sections 13 and 15(d) of the Securities Exchange Act of 1934, with respect to the Certificates. The Trustee shall have no responsibility to file any items other than those specified in this Section 11.16.


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                                 ARTICLE XII

                                  TERMINATION

     Section 12.01 Termination Upon Repurchase or Liquidation of All Mortgage Loans.

         (a) The respective obligations and responsibilities under this Agreement of the Depositor, the Master Servicer, the Special Servicer and the Trustee (other than the obligations of the Trustee to provide for and make payments to Certificateholders as hereafter set forth and any indemnification provision) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Master Servicer and the Trustee and required hereunder to be so paid or deposited on the Distribution Date following the earlier to occur of (i) the purchase of all the Mortgage Loans by the holders of an aggregate Percentage interest in excess of 50% of the Most Subordinate Class of Certificates, any holder of a Class R-I Certificate, the Master Servicer and (to the extent all of the remaining Mortgage Loans are being serviced by the Special Servicer) the Special Servicer (in that order) at a price equal to the greater of (a) the aggregate fair market value of all the Mortgage Loans (other than REO Property) included in the Trust Fund, plus the appraised value of each REO Property, if any, included in the Trust Fund, as determined by the Depositor and (b) the aggregate Class Balance of all the Certificates plus accrued and unpaid interest thereon together with any unreimbursed Advances (including any interest thereon at the Advance Rate) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

         Any Person which shall make an election to purchase all of the Mortgage Loans remaining in the Trust Fund pursuant to clause (i) of the preceding paragraph shall do so by giving written notice to the Trustee and the Depositor no later than 60 days prior to the anticipated date of purchase; provided, however, that no such election to purchase all of the Mortgage Loans remaining in the Trust Fund pursuant to clause (i) above shall be made unless the aggregate Stated Principal Balance of the Mortgage Loans remaining in the Trust Fund at the time of such election is less than 1% of the aggregate Cut-off Date Balance of the Mortgage Loans. Any Person which shall make the election described in the previous sentence shall also provide to the Trustee an opinion of independent counsel, addressed to the Trustee, to the effect that the resulting termination will be a "qualified liquidation" under Section 860F(a)(4) of the Code with respect to REMIC I, REMIC II, and REMIC III.

         Notice of any termination shall be given promptly by any such Person electing to terminate by letter to Certificateholders mailed (a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property, not earlier than the 60th day and not later than the 30th day of the month next preceding the month of the proposed final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein


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designated, (ii) the amount of any such final payment and (iii) that the
Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar. Unless it is acting as Certificate Registrar, such Person shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the Master Servicer's purchase of all of the Mortgage Loans remaining in the Trust Fund, the Master Servicer shall deposit in the Certificate Account not later than the last Business Day of the Collection Period relating to the Distribution Date on which the final distribution on the Certificates is to occur an amount in immediately available funds equal to the above-described purchase price. Upon receipt of an Officers' Certificate to the effect that such final deposit has been made, the Trustee shall release or cause the Custodian to release to the Master Servicer the Mortgage Loan Files for the remaining Mortgage Loans and shall execute all assignments, endorsements and other instruments necessary to effectuate transfer of the Mortgage Loans.

         Upon presentation and surrender of the Certificates by the Certificateholders on the final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates (i) the amount otherwise distributable on such Distribution Date in accordance with Section 7.02 in respect of the Certificates so presented and surrendered, if not in connection with the Master Servicer's purchase of all of the Mortgage Loans, or (ii) such Certificateholder's Percentage Interest of that portion of the Available Distribution Amount for such Distribution Date allocable to payments on the Class of Certificates so presented and surrendered as described below, if in connection with the Master Servicer's purchase of all of the Mortgage Loans. If the Trust Fund is to terminate in connection with the Master Servicer's purchase of all of the Mortgage Loans, the Available Distribution Amount for the final Distribution Date shall be allocated in the order set forth in Section 7.02.

         (b) Notwithstanding anything contained in Section 12.01(a) to the contrary, following the date on which the aggregate Certificate Balance of the Certificates (other than the Private Certificates) is reduced to zero and any Realized Losses previously allocated to the Certificates (other than the Private Certificates) have been reimbursed, the Sole Certificateholder(s) shall have the right to exchange all of the Private Certificates for all of the Mortgage Loans and each REO Property remaining in the Trust Fund as contemplated by clause (i) of Section 12.01(a) by giving written notice to all the parties hereto no later than 60 days prior to the anticipated date of exchange. In the event that the Sole Certificateholder(s) elect(s) to exchange all of the Certificates for all of the Mortgage Loans and each REO Property remaining in REMIC I in accordance with the preceding sentence, such Sole Certificateholder(s), not later than the Distribution Date on which the final distribution on the Private Certificates is to occur, shall deposit in the Collection Account an amount in immediately available funds equal to all amounts then due and owing to the Depositor, the Master Servicer, the Special Servicer and the Trustee hereunder that may be withdrawn from the Collection Account or that may be withdrawn from the Distribution Account but only to the extent that such amounts are not already on deposit in the Collection Account. In addition, the Master Servicer shall transfer all amounts required to be transferred to the Distribution Account on such Master Remittance Date from the Collection Account. Upon confirmation that such final deposits have been made and following the surrender of all the Private Certificates on the Distribution Date on which the final distribution on the Private Certificates is to occur and upon receipt of an Officer's Certificate to the effect that such final transfer has been made, the Trustee shall release or cause the Custodian to release to the Sole Certificateholder(s) or any designee thereof, the Mortgage Loan Files for the remaining Mortgage Loans and shall execute all assignments, endorsements and other instruments necessary to effectuate transfer of the Mortgage Loans and REO Properties remaining in the Trust Fund.

                                 ARTICLE XIII

                           MISCELLANEOUS PROVISIONS

     Section 13.01  Amendment.

         (a) This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising hereunder which shall not be inconsistent with the provisions hereof, (iv) to relax or eliminate any requirement hereunder imposed by the REMIC Provisions if the REMIC Provisions are amended or clarified such that any such requirement may be relaxed or eliminated; or (v) if such amendment, as evidenced by an Opinion of Counsel delivered to the Depositor, the Master Servicer, the Special Servicer and the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust Fund at least from the effective date of such amendment, or would be necessary to avoid the occurrence of a prohibited transaction or to reduce the incidence of any tax that would arise from any actions taken with respect to the operation of the Trust Fund; provided that such action (except any amendment described in clause (v) above) shall not, as evidenced by an Opinion of Counsel delivered to the Depositor, the Master Servicer, the Special Servicer and the Trustee, adversely affect in any material respect the interests of any Certificateholder; provided further, however, that an Opinion of Counsel (other than as to REMIC tax matters) shall not be required if each Rating Agency then rating the Certificates shall have confirmed in writing that immediately following such amendment such Rating Agency will not downgrade, qualify (if applicable) or withdraw its then-current rating on the Certificates as a result of such amendment.

         (b) This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates affected thereby entitled to at least 51% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i) without the consent of the Holders of all Certificates of such Class, (iii) lower in any manner the standard of the Accepted Master Servicing Practices or the Accepted Special Servicing Practices, without the consent of all the Holders of all Certificates then outstanding, or (iv) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 13.01, Certificates registered in the name of the Depositor, the Master Servicer, the Special Servicer or any Affiliate of the Depositor, the Master Servicer or the

Special Servicer shall be entitled to Voting Rights with respect to matters described in clauses (i) and (ii) of this paragraph affecting such Certificates.

         (c) Notwithstanding any contrary provision of this Agreement, none of the Trustee, the Master Servicer and the Special Servicer shall consent to any amendment to this Agreement unless each of the Trustee, the Master Servicer and the Special Servicer shall have obtained or been furnished with an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Special Servicer or the Trustee in accordance with such amendment will not result in the imposition of a tax on the Trust Fund pursuant to the REMIC Provisions or cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding.

         (d) Promptly after the execution of any such amendment, the Trustee shall furnish a statement prepared by the Person requesting such amendment describing the amendment to each Certificateholder and the Underwriters and a copy of such amendment to each Rating Agency.

         (e) It shall not be necessary for the consent of Certificateholders under this Section 13.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         (f) The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

         (g) The cost of any Opinion of Counsel to be delivered pursuant to
Section 13.01(a) or (c) shall be borne by the Person seeking the related amendment.

         (h) The Trustee shall not enter into or consent to any amendment of this Agreement unless the conditions set forth in clause (a) or (b) above are satisfied with respect to such amendment.

     Section 13.02  Recordation of Agreement; Counterparts.

         (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer or the Special Servicer at the expense of the Trust Fund on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel (which opinion shall be an expense of the Trust Fund) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders; provided, however, that the Trustee shall have no obligation or responsibility to determine whether any such recordation of this Agreement is required.

         (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 13.03  Limitation on Rights of Certificateholders.

         (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Mortgage Loan, unless, with respect to any suit, action or proceeding upon or under or with respect to this Agreement, such Holder previously shall have given to the Trustee a written notice of an Event of Default, or of a default by the Depositor in the performance of any of its obligations hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 13.04  Governing Law.

         This Agreement and the Certificates shall be construed in accordance with the internal laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 13.05  Notices.

         Any communications provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered mail, postage prepaid, return receipt requested, and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex, telecopy or telegraph and confirmed by a writing delivered by means of (a), (b) or (c), to: (i) in the case of the Depositor, J.P. Morgan Chase Commercial Mortgage Securities Corp., 60 Wall Street, 17th Floor, New York, New York 10260, Attention: Nancy Alto, Vice President, telecopy number: (212) 648-5138; (ii) in the case of First Union National Bank as Special Servicer, First Union National Bank, NC 1075, 8739 Research Drive - URP4, Charlotte, North Carolina 28262-1075, Attention: J.P. Morgan Chase Commercial Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 2001-CIBC2, telephone number (704) 593-7731; telecopy number (704) 593-7459; (iii) in the case of the Master Servicer, Midland Loan Services, Inc., 210 West 10th Street, 6th Floor, Kansas City, Missouri,
Attention: Chief Executive Officer, telephone number: (816) 435-5000, telecopy number: (816) 435-2326; (iv) in the case of the Trustee, Wells Fargo Bank Minnesota, N.A., at the Corporate Trust Office, telecopy number: (415) 391-2949; (v) in the case of the Rating Agencies, (A) Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention: Commercial Mortgage-Backed Securities Group, telephone number: (212) 908-0537, telecopy number: (212) 635-0295; and (B) S&P, 55 Water Street, New York, New York 10041, Attention:
Commercial Mortgage Backed Securities Group, telephone number: (212) 438-2000, telecopy number: (212) 438-0125; or as to each such Person such other address as may hereafter be furnished by such Person to the parties hereto in writing. Any communication required or permitted to be delivered to a Certificateholder shall be sent to the address of such Holder as shown in the Certificate Register.

     Section 13.06  Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 13.07  Grant of a Security Interest.

         The Depositor intends that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a sale and not a pledge of security for a loan. If such conveyance is deemed to be a pledge of security for a loan, however, the Depositor intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The Depositor also intends and agrees that, in such event, (i) the Depositor shall be deemed to have granted to the Trustee (in such capacity) a first priority security interest in the Depositor's entire right, title and interest in and to the assets comprising the Trust Fund, including without limitation, the Mortgage Loans, all principal and interest received or receivable with respect to the Mortgage Loans (other than loan principal and interest payments due and payable prior to the Cut-off Date and Principal Prepayments received prior to the Cut-off Date), all amounts held from time to time in the Certificate Account, the Collection Account, and REO Account and all reinvestment earnings on such amounts, together with all of the Depositor's right, title and interest in and to the proceeds of any title, hazard or other Insurance Policies related to such Mortgage Loans and (ii) this Agreement shall constitute a security agreement under applicable law. The Depositor shall cause to be filed, as a precautionary filing, a Form UCC-1 in all appropriate locations in the State of Delaware promptly following the initial issuance of the Certificates, and the Trustee shall file continuation statements thereto at such office, in each case within six months prior to the fifth anniversary of the immediately preceding filing. The Depositor shall cooperate in a reasonable manner with the Trustee in preparing and filing such continuation statements. This Section 13.07 shall constitute notice to the Trustee pursuant to any of the requirements of the New York Uniform Commercial Code.

     Section 13.08  Successors and Assigns.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by each Servicer, the Trustee and the respective successors and assigns thereof and shall inure to the benefit of the Certificateholders.

         (b) Except as provided in Section 3.04, this Agreement shall not be assigned, pledged or hypothecated by any Servicer to a third party without the prior written consent of the Trustee and subject to Section 3.06.

     Section 13.09  Article and Section Headings.

         The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

     Section 13.10 Notices and Information to Rating Agencies and the Directing Certificateholder.

         (a) The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies and the Directing Certificateholder with respect to each of the following of which it has actual knowledge:

                    (i) any material change or amendment to this Agreement;

                    (ii) the occurrence of any Event of Default;

                    (iii) the resignation or termination of the Master Servicer, the Special Servicer or the Trustee;

                    (iv) the repurchase of Mortgage Loans pursuant to Section 2.04(a);

                    (v) any other information the Rating Agencies may reasonably request consistent with the Trustee's duties hereunder;

                    (vi) the final payment to any Class of Certificateholders;
                    and

                    (vii) any change in the location of the Certificate
                    Account.

         (b) The Master Servicer shall use its best efforts promptly to provide notice to the Rating Agencies and the Directing Certificateholder with respect to any determination by the Master Servicer that an Advance with respect to a Mortgage Loan constitutes (or would, if made, constitute) a Nonrecoverable Advance under this Agreement.

         (c) Each of the Master Servicer and the Special Servicer shall promptly furnish to the Rating Agencies and the Directing Certificateholder copies of the following:

                    (i) each of its annual statements as to compliance described in Section 3.02,

                    (ii) each of its annual independent public accountants' servicing reports described in Section 3.03,

                    (iii) if requested, the most current rent rolls and financial statements in its possession available from time to time with respect to any Mortgaged Property or any Mortgagor,

                    (iv) Upon request, CMSA Comparative Financial Status Report, CMSA Delinquent Loan Status Report, CMSA REO Status Report, Historical Loan Modification Report, CMSA Historical Liquidation, and CMSA Servicer Watch List reported pursuant to Sections 4.09, 4.10 and 6.09, and

                    (v) any other information the Rating Agencies may reasonably request consistent with the Servicer's servicing duties hereunder.

     Section 13.11  Certificateholders' List.

         Upon written request of the Directing Certificateholder, the Trustee shall provide a list of each Certificateholder and, to the extent known to the Trustee and solely based on the certification of Certificate Owners, each Certificate Owner.

     Section 13.12  Protection of Assets.

         (a) Except for transactions and activities entered into in connection with the transaction that is the subject of this Agreement, the Trust Fund is not authorized and has no power to:

               (1)  borrow money or issue debt;

               (2) merge with another entity, reorganize, liquidate or sell assets; or

               (3)  engage in any business or activities.

         (b) Each party to this Agreement agrees that it will not file an involuntary bankruptcy petition against the Trust Fund or initiate any other form of insolvency proceeding until after all distributions on the Certificates have been made.

                  IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                   J.P. MORGAN CHASE COMMERCIAL
                                          MORTGAGE SECURITIES CORP.,
                                   Depositor


                                By:      /s/ Dennis G. Schuh
                                         --------------------------------------
                                         Name:     Dennis G. Schuh
                                                   ----------------------------
                                         Title:    Vice President
                                                   ----------------------------


                                         MIDLAND LOAN SERVICES, INC.,
                                         Master Servicer


                                By:      /s/ Lawrence D. Ashely
                                         --------------------------------------
                                         Name:     Lawrence D. Ashely
                                                   ----------------------------
                                         Title:    Senior Vice President
                                                   ----------------------------


                                         FIRST UNION NATIONAL BANK,
                                         Special Servicer


                                By:      /s/ Dennis L. McCloskey
                                         --------------------------------------
                                         Name:     Dennis L. McCloskey
                                                   ----------------------------
                                         Title:    Vice President
                                                   ----------------------------


                                         WELLS FARGO BANK MINNESOTA, N.A.,
                                         Trustee


                                By:      /s/ Jack A. Aini
                                         --------------------------------------
                                         Name:     Jack A. Aini
                                                   ----------------------------
                                         Title:    Vice President
                                                   ----------------------------

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

         On the 25th day of July, 2001 before me, a notary public in and for said State, personally appeared Dennis G. Schuh known to me to be a Vice President of J.P. Morgan Chase Commercial Mortgage Securities Corp., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                             /s/ Maryellen Dillon
                                             ----------------------------
                                             Notary Public


[Notarial Seal]

STATE OF MISSOURI   )
                    ) ss.:
COUNTY OF JAKCSON   )

         On the 20th day of July, 2001 before me, a notary public in and for said State, personally appeared Lawrence D. Ashley known to me to be Senior Vice President of Midland Loan Services, Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                              /s/ Ryan P. Sparks
                                              ----------------------------
                                              Notary Public


[Notarial Seal]

STATE OF NORTH CAROLINA   )
                          ) ss.:
COUNTY OF MECKLENBURG     )

         On the 25th day of July, 2001, before me, a notary public in and for said State, personally appeared Dennis L. McCloskey known to me to be Vice President of First Union National Bank, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such limited liability company executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                               /s/
                                               ----------------------------
                                               Notary Public


[Notarial Seal]

STATE OF NEW YORK    )
                     ) ss.:
COUNTY OF NEW YORK   )

         On the 25th day of July, 2001 before me, a notary public in and for said State, personally appeared Jack A. Aini known to me to be Vice President of Wells Fargo Bank Minnesota, N.A., the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                               /s/
                                               ----------------------------
                                               Notary Public


[Notarial Seal]

                                   EXHIBIT A

                              FORM OF CERTIFICATE

[Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

[SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").]

[SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").]

[TRANSFER OF THIS CLASS [ ] CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS SET FORTH HEREIN. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER OF THIS CLASS [ ] CERTIFICATE TO A DISQUALIFIED ORGANIZATION (AS DEFINED HEREIN) OR AN AGENT OF A DISQUALIFIED ORGANIZATION OR TO A NON-UNITED STATES PERSON (AS DEFINED HEREIN), SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.]

EACH HOLDER OF A CERTIFICATE IS DEEMED TO REPRESENT THAT NEITHER MGT NOR ANY OF ITS AFFILIATES HAS DISCRETIONARY AUTHORITY OR CONTROL WITH RESPECT TO THE INVESTMENT OF THE PLAN'S ASSETS INVESTED IN THE RELATED CERTIFICATE, OR GIVES INVESTMENT ADVICE WITH RESPECT TO THE INVESTMENT OF SUCH ASSETS.

[THIS CLASS [ ] CERTIFICATE IS SUBORDINATE TO THE CLASS [ ] CERTIFICATE OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

[THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8.02(b)(i), (ii), (iii) or (iv) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

[NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED IN SECTION 8.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

         [For Class A1, Class A2, Class A3, Class X, Class B, Class C, Class D, Class E, and Class F Certificates only: No transfer of a [Class A1] [Class A2] [Class A3][Class X] [Class B] [Class C] [Class D] [Class E] [Class F] Certificate or any interest therein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts or other entities in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (each, a "Plan") or
(B) any Person who is directly or indirectly purchasing any such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless such transferee qualifies as an accredited investor as defined in Rule 501(a)(1) of Regulation D under the Securities Act and either (1) at the time of such transfer, the Certificates are rated in one of the top four rating categories by at least one rating agency, or (2) the purchaser is an insurance company general account that is eligible for, and satisfies all of the requirements of, Sections I and III of Prohibited Transaction Class Exemption 95-60. Each Person who acquires a [Class A1] [Class A2] [Class A3] [Class X] [Class B] [Class C] [Class D] [Class E] [Class F] Certificate shall be deemed to have certified that the foregoing conditions are satisfied.

         [For Class G Class H, Class J, Class K, Class L, Class M and Class NR Certificates only: No transfer of a [Class G] [Class H] [Class J] [Class K] [Class L] [Class M] [Class NR] Certificate or any interest therein shall be made to (A) any employee benefit plan or other retirement plan or arrangement (including individual retirement accounts and annuities and Keogh plans) that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or to Section 4975 of the Code, or of any collective investment fund or separate account or other entity in which such plans, accounts or arrangements are invested (each, a "Plan") or (B) any Person who is directly or indirectly purchasing the [Class G] [Class H] [Class J] [Class K] [Class L] [Class M] [Class NR] Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the Trustee receives: (i) a representation from the prospective transferee of such [Class G] [Class H] [Class J] [Class K] [Class L] [Class M] [Class NR] Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such prospective transferee is not a Plan or a person investing on behalf of or using the assets of a Plan to effect such transfer; (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such [Class G] [Class H] [Class J] [Class K] [Class L] [Class M] [Class NR] Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of the Prohibited Transaction Class Exemption 95-60 (60 Fed. Reg. 35925, July 12, 1995) ("PTCE 95-60")) and that the purchase and holding of such [Class G] [Class H] [Class J] [Class K] [Class L] [Class M] [Class NR] Certificate by such prospective transferee is eligible for and meets all of the requirements of relief under Sections I and III of PTCE 95-60; or (iii) an opinion of counsel satisfactory to the Trustee that the purchase and holding of such [Class G] [Class H] [Class J] [Class K] [Class L] [Class M] [Class NR] Certificate by a Plan, any person acting on behalf of a Plan or using a Plan's assets will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction requirements of ERISA and the Code and will not subject the Trustee to any obligation in addition to those undertaken in the Agreement. Such representation as described above in (i) or (ii) shall be deemed to have been made to the Trustee by the prospective transferee's acceptance of this [Class G] [Class H] [Class J] [Class K] [Class L] [Class M] [Class NR] Certificate. In the event that such representation is violated or any attempt to transfer to a Plan or person acting on behalf of a Plan or using a Plan's assets is attempted without such opinion of counsel, such attempted transfer or acquisition shall be void and of no effect.]

         [For Class R-I, Class R-II and Class R-III Certificates only: No [Class R-I] [Class R-II] and [Class R-III] Certificate shall be transferred to
(A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts or other entities in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (each, a "Plan") or (B) any Person who is directly or indirectly purchasing any such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Certificate Registrar with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of
Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer, the Certificate Registrar, the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. In the absence of its having received the certification and Opinion of Counsel contemplated by the preceding sentence, the Certificate Registrar shall require the prospective transferee of any [Class R-I] [Class R-II] [Class R-III] Certificate to certify, that it is neither (A) a Plan nor (B) a Person who is directly or indirectly purchasing any such Class Certificates on behalf of, as name fiduciary of, as trustee of, or with assets of a Plan.

                   CLASS [ ] [PRIVATE][REGULATION S GLOBAL]
                       MORTGAGE PASS-THROUGH CERTIFICATE

                  evidencing a beneficial ownership interest in a Trust Fund consisting primarily of a pool of fixed rate mortgage loans formed and sold by

   J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., SERIES 2001-CIBC2



[Original   Class   Balance][Initial   Aggregate   Notional
Amount]:  $[_________]

Date of Pooling and Servicing Agreement:               [Initial [Certificate
July 1, 2001                                 Balance][Notional Amount] of this
                                             Class [  ] Certificate as of the
                                             Delivery Date:  $____________]

          Cut-off Date:  July 1, 2001

Delivery Date: July [o], 2001                       [Percentage Interest: ____%]

First Distribution Date:  July [o], 2001            Pass-Through Rate:
                                             [__%][Variable]

          Master Servicer: Midland Loan             Trustee: Wells Fargo Bank
Services, Inc.                               Minnesota, N.A.

No. [__]                                     [ISIN No.:  US617059 _______]
CUSIP No.:  617059 [___]

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP. OR ANY OF ITS AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. IN ADDITION, A PORTION OF THE INTEREST ACCRUED IN RESPECT OF THIS CERTIFICATE FROM TIME TO TIME MAY NOT BE PAYABLE CURRENTLY BUT MAY INSTEAD BE ADDED TO THE CERTIFICATE BALANCE HEREOF AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         This certifies that [_____________________________________] is the registered owner of the Percentage Interest evidenced by this Class [ ] Certificate (obtained by dividing the initial Certificate Balance of this Class [ ] Certificate as of the Delivery Date (as such Certificate Balance may be adjusted from time to time for transfers) by the initial Class Balance of the Class [ ] Certificates) in that certain beneficial ownership interest evidenced by all the Class[ ] Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2001 (the "Agreement"), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Midland Loan Services, Inc., as master servicer (the "Master Servicer", which term includes any successor entity under the Agreement) and special servicer (the "Special Servicer", which term includes any successor entity under the Agreement), Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee", which term includes any successor entity under the Agreement) a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class [ ] Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on a Class [ ] Certificate will be made by the Trustee pursuant to the Agreement.

         Any distribution to the Holder of this Certificate [in reduction of the Certificate Balance hereof] is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

         The Class [ ] Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class [ ] Certificates are exchangeable for new Class [ ] Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         [No transfer of any Class [ ] Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration or qualification and in connection with the transfer or issuance of a Definitive Certificate, then the Certificate Registrar shall require, in order to assure compliance with such laws, receipt of: (a) if such transfer is of a Class [ ] Certificate and is purportedly made in reliance on Rule 144A under the 1933 Act, a certificate from the transferee desiring to effect such transfer substantially in the form of Exhibit D-1 to the Agreement; (b) if such transfer is of a Class [ ] Certificate and is purportedly made in reliance on Regulation S under the 1933 Act, a certificate from the transferee desiring to effect such transfer substantially in the form of Exhibit D-2 to the Agreement; and (c) in all other cases, (i) except as otherwise set forth in the Agreement, an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), (ii) a certificate from the Certificateholder desiring to effect such transfer substantially in the form of Exhibit C to the Agreement and (iii) a certificate from such Certificateholder's prospective transferee substantially in the form of Exhibit E to the Agreement. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class [ ] Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class [ ] Certificate without registration or qualification. Any Class [ ] Certificateholder desiring to effect such a transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

         [No transfer of any Class R-[ ] Certificate shall be made to a Non-United States Person. Notwithstanding anything to the contrary contained herein, prior to registration of any transfer, sale or other disposition of a Class R-[ ] Certificate, the Certificate Registrar shall have received (i) an affidavit from the proposed transferee substantially in the form of Exhibit F-1 to the Agreement, to the effect that, among other things, (A) such transferee is not a Disqualified

Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, (B) such transferee is not a Non-United States Person, (C) such transferee has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as the Class R-[ ] Certificate remains outstanding, and (D) no purpose of such proposed transfer, sale or other disposition of the Class R-[ ] Certificate is or will be to impede the assessment or collection of any tax, and (ii) a certificate from the transferor substantially in the form of Exhibit F-2 to the Agreement, to the effect that, among other things, no purpose of such proposed transfer, sale or other disposition of the Class R-[ ] Certificate is or will be to impede the assessment or collection of any tax. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of a Class R-[ ] Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization or to a Non-United States Person, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions in respect of such Class R-[ ] Certificate. If any purported transfer of a Class R-[ ] Certificate shall be in violation of the provisions of Section 8.02(d) of the Agreement, as described in this paragraph, then the prior Holder of the Class R-[ ] Certificate purportedly transferred shall, upon discovery that the transfer of such Class R-[ ] Certificate was not in fact permitted by Section 8.02(d) of the Agreement, be restored to all rights as Holder thereof retroactive to the date of the purported transfer. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R-[ ] Certificate that is not permitted by Section 8.02(d) of the Agreement or for making payments due on such Class R-[ ] Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of the Agreement. The prior Holder shall be entitled to recover from any purported Holder of a Class R-[ ] Certificate that was in fact not a permitted transferee under Section 8.02(d) of the Agreement at the time it became a Holder all payments made on such Class R-[ ] Certificate. The Holder of a Class R-[ ] Certificate, by its acceptance thereof, shall be deemed for all purposes to have consented to the provisions of Section 8.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of a Class R-[ ] Certificate to a Disqualified Organization or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the Trust Fund.

         A Disqualified Organization is any of (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, or (iii) any organization described in Section 1381(a)(2)(C) of the Code. A corporation will not be treated as an instrumentality of the United States or of any State or any political subdivision thereof if all of its activities are subject to tax and, with the exception of FHLMC, a majority of its board of directors is not selected by a governmental unit. A Non-United States Person is a Person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.]

         [No transfer of a Class [ ] Certificate or any interest therein shall be made to (A) any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts or other entities in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan") or (B) any Person who is directly or indirectly purchasing the Class [ ] Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of the foregoing, unless the prospective transferee provides the Certificate Registrar with a certification of facts and an Opinion of Counsel which establishes to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of
Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer, the Certificate Registrar or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. In the absence of its having received the certification and Opinion of Counsel contemplated by the preceding sentence, the Certificate Registrar shall require the prospective transferee of any Class [ ] Certificate to certify that it is neither (A) a Plan nor (B) a Person who is directly or indirectly purchasing such Class [ ] Certificate on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.]

         No service charge will be imposed for any registration of transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Master Servicer, the Special Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Master Servicer or the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the purchase by the Master Servicer, the Special Servicer, any holder of a Class R-I Certificate, the holder of an aggregate Percentage Interest in excess of 50% of the Most Subordinate Class of Certificates at a price equal to the greater of (a) the aggregate fair market value of all the Mortgage Loans (other than REO Property) included in the Trust Fund, plus the appraised value of each REO Property, if any, included in the Trust Fund, as determined by the Depositor and (b) the aggregate Class Balance of all the Certificates plus accrued and unpaid interest thereon together with any unreimbursed Advances (including any interest thereon) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund; provided, however, that in no event shall the trust created thereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 1% of the aggregate Cut-off Date Balance of the Mortgage Loans.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: _______________

                                        WELLS FARGO BANK MINNESOTA, N.A., not
                                        individually, but solely in its capacity as Trustee


                                        By:
                                               --------------------------------
                                                     Authorized Signatory


                         CERTIFICATE OF AUTHENTICATION

         This is one of the Class [ ] Certificates referred to in the within-mentioned Agreement.

                                       WELLS FARGO BANK MINNESOTA, N.A.,
                                       as Certificate Registrar


                                       By:
                                              ---------------------------------
                                                    Authorized Signatory

                                   EXHIBIT B

                         FORM OF ASSET STRATEGY REPORT



       [Available upon request of the Special Servicer or the Trustee]

                                   EXHIBIT C

                        FORM OF TRANSFEROR CERTIFICATE





                                                                       [Date]

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth and Marquette
Minneapolis, Minnesota 55479-0113
 Attention:       J.P. Morgan Chase Commercial Mortgage
                  Securities Corp., Series 2001-CIBC2


          Re: J.P. Morgan Chase Commercial Mortgage Securities Corp., Mortgage Pass-Through Certificates,
                   Series 2001-CIBC2, Class [  ]
                   -----------------------------

Dear Sirs:

         This letter is delivered to you in connection with the transfer by ______________ (the "Transferor") to ___________________ (the "Transferee") of
a Certificate evidencing a __% Percentage Interest in the captioned Class of Certificates (the "Certificate"), pursuant to Section 8.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of July 1, 2001, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, Inc., as master servicer, First Union National Bank, as special servicer and Wells Fargo Bank Minnesota, N.A., as trustee. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

          1. The Transferor is the lawful owner of the Certificate with the full right to transfer the Certificate free from any and all claims and encumbrances whatsoever.

          2. Neither the Transferor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security from, or otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with, any person by means of any form of general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine or similar news medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or advertising, or in any manner which would constitute a distribution under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Certificate a violation of Section 5 of the 1933 Act or require registration pursuant thereto.



                                 (Transferor)



                                         By:
                                              --------------------------------
                                         Name:
                                                ------------------------------
                                         Title:
                                                 -----------------------------

                                  EXHIBIT D-1

                          FORM OF INVESTMENT LETTER--
                         QUALIFIED INSTITUTIONAL BUYER





                                                                       [Date]

[Purchaser]
60 Wall Street
New York, New York  10260

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth and Marquette
Minneapolis, Minnesota 55479-0113
 Attention:       J.P. Morgan Chase Commercial Mortgage
                  Securities Corp., Series 2001-CIBC2

Dear Sirs:

         In connection with our proposed purchase of the Mortgage Pass-Through Certificates, Series 2001-CIBC2, [Class G, Class H, Class J, Class K, Class L, Class M, Class NR, Class R-I, Class R-II and Class R-III] (the "Certificates") of J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor"), we confirm that:

                  [1. We have received a copy of the Private Placement Memorandum (the "Private Placement Memorandum") dated July __, 2001, relating to the Certificates and such other information as we deem necessary in order to make our investment decision. We understand that the Private Placement Memorandum speaks only as of its date and that the information contained therein may not be correct or complete as of any time subsequent to such date.]

                  2. We understand that the Certificates have not been, and will not be registered under the Securities Act of 1933, as amended (the "Act") and may not be sold except as permitted by the restrictions and conditions set forth in the Pooling and Servicing Agreement dated as of July 1, 2001 relating to the Certificates and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Certificates except in compliance with, such restrictions and conditions and the Act. We understand that on any proposed resale of any Certificates, we will be required to furnish to the Trustee such certifications, legal opinions and other information as it may require to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act. We further understand that the Certificates will bear a legend to the foregoing effect.

                                    D-1-1

                  3. We are a "qualified institutional buyer" (within the meaning of Rule 144A under the Act) (a "QIB") and we are acquiring the Certificates for our own account or for the account of a QIB for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Act, and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment. We acknowledge that the sale of the Certificates to us is being made in reliance on Rule 144A.

                  4. We are acquiring each of the Certificates purchased by us for our own account or for a single account (which is a QIB and from which no resale, pledge or other transfer may be made except to another QIB) as to each of which we exercise sole investment discretion.

                  5. Either (a) (i) we are not an employee benefit plan or other retirement arrangement, (including an individual retirement account or annuity or a Keogh plan) or collective investment fund or separate accounts or other entity in which such plan, account or arrangement is invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each, a "Plan") or any person who is directly or indirectly purchasing any such Class or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) we are purchasing Certificates that are not Residual Certificates with funds of an "investment company general account" as defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60 and our acquisition and holding of the Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60; or (b) we have provided the Certificate Registrar with a certification of facts and an Opinion of Counsel which have established to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer, the Certificate Registrar or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code.

         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                       Very truly yours,



                                       By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                    D-1-2

Securities To Be Purchased:

$           principal amount of Certificates


















                                    D-1-3

                                  EXHIBIT D-2

                          FORM OF INVESTMENT LETTER--
                                 REGULATION S





                                                                       [Date]

[Purchaser]
60 Wall Street
New York, New York  10260

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth and Marquette
Minneapolis, Minnesota 55479-0113
 Attention:       J.P. Morgan Chase Commercial Mortgage
                  Securities Corp., Series 2001-CIBC2

Dear Sirs:

         In connection with our proposed purchase of the Mortgage Pass-Through Certificates, Series 2001-CIBC2, [Class G, Class H, Class J, Class K, Class L, Class M, Class NR] (the "Certificates") of J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor"), we confirm that:

                  1. We understand that the Certificates have not been, and will not be registered under the Securities Act of 1933, as amended (the "Act") and may not be sold except as permitted by the restrictions and conditions set forth in the Pooling and Servicing Agreement dated as of July 1, 2001 relating to the Certificates and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Certificates except in compliance with, such restrictions and conditions and the Act. We understand that on any proposed resale of any Certificates, we will be required to furnish to the Trustee such certifications, legal opinions and other information as it may require to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act. We further understand that the Certificates will bear a legend to the foregoing effect.

                  2. We are aware that the purchase of such Certificates is being made in reliance on the exemption from registration provided by Regulation S and understand that the Certificates offered in reliance on Regulation S will bear the appropriate legend set forth in the Pooling and Servicing Agreement, and be represented by one or more Regulation S Global Certificates. The Certificates so represented may not at any time be held by or on behalf of "U.S. Persons" as defined in Regulation S under the Securities Act. Neither we nor any beneficial owner of the Certificates that we may hold on its behalf and will not be, a U.S. Person as


                                    D-2-1
         defined in Regulation S under the Securities Act. Before any interest in a Regulation S Global Certificate may be offered, resold, pledged or otherwise transferred to a person who takes delivery in the form of an interest in a Physical Certificate, the transferee will be required to provide the Trustee with a written certification as to compliance with the transfer restrictions.

                  3. Either (a) (i) we are not an employee benefit plan or other retirement arrangement, (including an individual retirement account or annuity or a Keogh plan) or collective investment fund or separate accounts or other entity in which such plan, account or arrangement is invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each, a "Plan") or any person who is directly or indirectly purchasing any such Class or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) we are purchasing Certificates with assets of an "insurance company general account" as defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60 and our acquisition and holding of the Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE-95-60; or (b) we have provided the Certificate Registrar with a certification of facts and an Opinion of Counsel which have established to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer, the Certificate Registrar or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code.




                                    D-2-2

         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                          Very truly yours,



                                          By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


Securities To Be Purchased:

$           principal amount of Certificates










                                    D-2-3

                                   EXHIBIT E

                          FORM OF INVESTMENT LETTER--
                              ACCREDITED INVESTOR





                                                                       [Date]

[Purchaser]
60 Wall Street
New York, New York  10260

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth and Marquette
Minneapolis, Minnesota 55479-0113
 Attention:       J.P. Morgan Chase Commercial Mortgage
                  Securities Corp., Series 2001-CIBC2

Dear Sirs:

         In connection with our proposed purchase of the Mortgage Pass-Through Certificates, Series 2001-CIBC2, [Class G, Class H, Class L, Class M, Class J, Class NR, Class R-I, Class R-II and Class R-III] (the "Certificates") of J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor"), we confirm that:

                  [1. We have received a copy of the Private Placement Memorandum (the "Private Placement Memorandum") dated September [o], 2000, relating to the Certificates and such other information as we deem necessary in order to make our investment decision. We understand that the Private Placement Memorandum speaks only as of its date and that the information contained therein may not be correct or complete as of any time subsequent to such date.]

                  2. We understand that the Certificates have not been, and will not be registered under the Securities Act of 1933, as amended (the "Act") and may not be sold except as permitted by the restrictions and conditions set forth in the Pooling and Servicing Agreement dated as of July 1, 2001 relating to the Certificates and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Certificates except in compliance with, such restrictions and conditions and the Act. We understand that on any proposed resale of any Certificates, we will be required to furnish to the Trustee such certifications, legal opinions and other information as it may require to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act. We further understand that the Certificates will bear a legend to the foregoing effect.

                  3. We are an "accredited investor" (as defined in Rule 501(a)(1), (2), (3), or (7) under the Act) and we are acquiring the Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Act, and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment.

                  4. We are acquiring each of the Certificates purchased by us for our own account or for a single account (each of which is an "accredited investor" and from which no resale, pledge or other transfer may be made except to another "accredited investor") as to which we exercise sole investment discretion.

                  5. Either (a) (i) we are not an employee benefit plan or other retirement arrangement, (including an individual retirement account or annuity or a Keogh plan) or collective investment fund or separate accounts or other entity in which such plan, account or arrangement is invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each, a "Plan") or any person who is directly or indirectly purchasing any such Class or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) we are purchasing Certificates that are not Residual Certificates with funds of an "investment company general account" as defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60 and our acquisition and holding of the Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60; or (b) we have provided the Certificate Registrar with a certification of facts and an Opinion of Counsel which have established to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer, the Certificate Registrar or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code.

         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                            Very truly yours,



                                            By:
                                                   ----------------------------

                                                   Name:
                                                   Title:


Securities To Be Purchased:

$           principal amount of Certificates

                                  EXHIBIT F-1

                          FORM OF TRANSFER AFFIDAVIT

STATE OF          )
                  ) ss.:
COUNTY OF         )

         [NAME OF OFFICER], being first duly sworn, deposes and says that:

         1. He is the [Title of Officer] of [Name of Owner] (the record or beneficial owner (the "Owner") of J.P. Morgan Chase Commercial Mortgage Securities Corp., Mortgage Pass-Through Certificate, Series 2001-CIBC2, Class [ ], No. ___ (the "Class [ ] Certificate")), a _____________ duly organized and existing under the laws of [the State of ______________] [the United States], on behalf of which he makes this affidavit. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Class [ ] Certificate was issued.

         2. The Owner (i) is and will be a "Permitted Transferee" as of [date of transfer] and (ii) is acquiring the Class [ ] Certificate for its own account. A "Permitted Transferee" is any person other than a "disqualified organization" or a possession of the United States. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

         3. The Owner is aware (i) of the tax that would be imposed on transfers of the Class [ ] Certificate to disqualified organizations under the Internal Revenue Code of 1986, as amended, that applies to all transfers of the Class [ ] Certificate after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false.

         4. The Owner is aware of the tax imposed on a "pass-through entity" holding the Class [ ] Certificate if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

         5. The Owner is aware that it cannot transfer the Class [ ] Certificate unless the transferee, or the transferee's agent, delivers to the Certificate Registrar, among other things, an affidavit in substantially the same form as this affidavit.



                                    F-1-1

         6. The Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [ ] Certificate will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

         7. The Owner's taxpayer identification number is ________________.

         8. No purpose of the Owner relating to its purchase of a Class [ ] Certificate is or will be to impede the assessment or collection of any tax.

         9. The Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as the Class [ ] Certificate remains outstanding.

         10. The Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as the Class [ ] Certificate remains outstanding.

         11. No purpose of the Owner relating to any sale of any Class [ ] Certificate will be to impede the assessment or collection of any tax.

         12. The Owner is not a Non-United States Person.


         13. The Owner has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Class [ ] Certificate to permit the transferor to assess the financial capability of the Owner to pay any such taxes.


         14. Either (a) the Owner is not an employee benefit plan or other retirement arrangement, (including an individual retirement account or annuity or a Keogh plan) or collective investment fund or separate accounts or other entity in which such plan, account or arrangement is invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each, a "Plan") or any person who is directly or indirectly purchasing any such Class or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (b) the Owner has provided the Certificate Registrar with a certification of facts and an Opinion of Counsel which have established to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer, the Certificate Registrar or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code.





                                    F-1-2

         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its Corporate Seal to be hereunto attached, attested by its [Assistant] Secretary, this ___ day of __________, 200_.

                                           [NAME OF OWNER]



                                           By:
                                                  -----------------------------
                                                  [Name of Officer]
                                                  [Title of Officer]


[Corporate Seal]

ATTEST:


[Assistant] Secretary


         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same Person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and Sworn before me this ____ day of 200_.

                                           ____________________________________
                                           NOTARY PUBLIC


                                           COUNTY OF _______________
                                           STATE OF My _____________
                                           Commission expires the
                                           ___ day of ___________,
                                           20__.





                                    F-1-3

                                  EXHIBIT F-2

                        FORM OF TRANSFEROR CERTIFICATE





                                                                       [Date]

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth and Marquette
Minneapolis, Minnesota 55479-0113
 Attention:       J.P. Morgan Chase Commercial Mortgage
                  Securities Corp., Series 2001-CIBC2

                  Re: J.P. Morgan Chase Commercial Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series
                       2001-CIBC2, Class [  ]

Dear Sirs:

         In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class [ ] Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                                           Very truly yours,


                                            -----------------------------------
                                            (Transferor)


                                           By:
                                                  -----------------------------
                                                  Name:
                                                  Title:




                                    F-2-1

                                   EXHIBIT G

                            MORTGAGE LOAN SCHEDULE


                    [Available upon request of the Trustee]

                                   EXHIBIT H

                      FORM OF DISTRIBUTION DATE STATEMENT

                                   EXHIBIT I

                   FORM OF MORTGAGE LOAN PURCHASE AGREEMENT

                                   EXHIBIT J

                            FORM OF ACKNOWLEDGEMENT

                                   EXHIBIT K

              CONFIDENTIALITY AGREEMENT FOR ASSET STRATEGY REPORT





                                                                       [Date]

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth and Marquette
Minneapolis, Minnesota 55479-0113
 Attention:       J.P. Morgan Chase Commercial Mortgage
                  Securities Corp., Series 2001-CIBC2

Ladies and Gentlemen:

         The undersigned hereby requests the Asset Strategy Report as amended or restated from time to time (the "Report") in connection with Mortgage Loan Number (the "Mortgage Loan") as identified in the pooling and servicing agreement (the "Pooling and Servicing Agreement") dated as of July 1, 2001, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank Minnesota, N.A., as trustee and First Union National Bank, as special servicer, Midland Loan Services, Inc., as master servicer. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Pooling and Servicing Agreement.

         The undersigned acknowledges and agrees that disclosing any information contained in the Report to the related mortgagor, an affiliate thereof or a person acting on their behalf would interfere with the property rights of the Trust Fund and the Certificateholders and result in additional losses and costs thereto. Such disclosure would also thus adversely impact the planning, strategy and servicing by the Special Servicer of the related Mortgage Loan, Mortgaged Property or REO Loan in accordance with the Pooling and Servicing Agreement. The undersigned represents that none of it, or its Representatives is the related mortgagor, an affiliate thereof or a person acting on their behalf. Realizing the serious nature of any use or disclosure adverse to the terms herein, the undersigned hereby agrees to indemnify and hold harmless the Trust Fund, the Certificateholders and the Special Servicer from any claim or legal action (whether in law or equity) and any other monetary loss related to the undersigned's disclosure or use of the information contained in the Asset Strategy Report inconsistent with the terms of this Agreement.

         The undersigned acknowledges and agrees that it is imperative that the Report remains confidential. Accordingly, the undersigned agrees that before it or any of its affiliates, or it or its affiliates' agents, advisors, or representatives (each, a "Representative") may be given access to the Reports, the undersigned and each such affiliate and Representative shall agree to be bound by the terms of this Agreement. The undersigned agrees to be responsible for any breach of this Agreement by its affiliates or its or their Representatives.

         To maintain the confidentiality of the Reports, the undersigned and each individual or entity agreeing to be bound by this Agreement agree:

1. Not to use or allow the use for any purpose of the Reports or notes, summaries, or other material derived by the undersigned, its affiliates, or its or their Representatives from the Report (collectively, "Notes") except to determine whether to implement the recommended actions outlined in the Report;

2. Not to disclose or allow disclosure to others of the Report or Notes except to its affiliates or to its or their Representatives, in each case to the extent necessary to permit such affiliate or Representative to assist the undersigned in making the determinations referred to in clause
     (a) above;

3. Not to disclose or allow disclosure to persons other than those described in clause (b) above that the Report has been made available to the undersigned, that the undersigned, its affiliates, or its or their Representatives have inspected the Reports; and

4. Not to make or allow to be made copies of the Report except in the form of Notes made by the undersigned, its affiliates, or its or their Representatives, or as the Trustee may specifically authorize in writing.

         You may, upon reasonable belief that the undersigned, or any individual or entity agreeing to be bound by this Agreement breached this Agreement, elect at any time to terminate further access by any or all such parties to the Report and the undersigned agrees that upon any such termination, it will promptly (and in any case within 7 days of the Trustee's request), return to the Trustee the Report except Notes and will cause all Notes to be destroyed, and confirm in writing to the Trustee the fact that all such material has been returned or destroyed in compliance with the terms of this Agreement. No such termination will affect the undersigned's obligations hereunder or those of its affiliates or its or their Representatives, all of which obligations shall continue in effect.

         This Agreement shall be inoperative as to particular portions of the Report if such Report (i) becomes generally available to the public other than as a result of a disclosure by the undersigned, its affiliates, or its or their Representatives, (ii) was available to the undersigned on a non-confidential basis prior to its disclosure to the undersigned by the Trustee, or (iii) becomes available to the undersigned on a non-confidential basis from a source other than the Trustee or its agents, advisors, or representatives when such source is entitled, to the best of the undersigned's knowledge, to make such disclosure. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

         If the undersigned, its affiliates, or its or their Representatives are requested or required (by oral questions, interrogatories, requests for the Report, subpoena, civil investigative demand, or similar process) to disclose the Report or Notes, it is agreed that the undersigned will provide the Trustee and the Special Servicer with prompt written notice of such request(s), to the extent practicable, so that they may seek an appropriate protective order and/or waive your compliance with the provisions of this Agreement. If, failing the entry of a protective order or the receipt of a waiver hereunder, the undersigned, its affiliates, or its or their Representatives are, in the opinion of the undersigned's counsel compelled to disclose the Report or Notes under pain of liability for contempt or other censure or penalty, the undersigned may disclose only that portion of the Report as is legally required without liability hereunder, provided that the undersigned agrees to exercise its best efforts to obtain assurance that confidential treatment will be accorded the Report.

         This Agreement sets forth the entire agreement between the parties with respect to the matters described herein and supersedes all prior agreements and understandings, oral and written, between the parties with respect thereto.

                                           Very truly yours,

                                           [Certificateholder]



                                           By:
                                                -------------------------------
                                                 Name:
                                                 Title:



Accepted and agreed to as of the date above written

WELLS FARGO BANK MINNESOTA, N.A.,
as Trustee

By:
         ---------
Name:
Title:

                                   EXHIBIT L

          FORM OF SPECIAL SERVICER LETTER PURSUANT TO SECTION 4.01(e)

                         [SPECIAL SERVICER STATIONERY]





                                                                       Date

Mortgagor's Name
Mortgagor's Address

                  Re: Transfer of Servicing of Loan in the Name of [Mortgagor's Name], Loan [Mortgagor's Primary Loan ID Number]

Dear [Mortgagor]:

         Please be advised that the servicing of the above referenced loan has been returned to ["Master Servicer's Name"].

         Please continue to remit all payments to ["Master Servicer's Name"]. ["Master Servicer's Name"] will continue to process your checks and maintain the accounting records for this loan. Please remember to use the above ["Master Servicer's Name"] Loan Number when communicating with us and making your payments to ["Master Servicer's Name"].

         Should you have any questions, please call _________________________ or write at the following address:

                            Master Servicer's Name
                           Master Servicer's Address

                                                 Sincerely,






cc:      ["Special Servicer's Name"]

                                   EXHIBIT M

        FORM OF PROPERTY INSPECTION REPORT PURSUANT TO SECTION 4.09(a)


       [Available upon request of the Special Servicer or the Trustee]

              FORM OF CONFIDENTIALITY LETTER (CERTIFICATE OWNERS)




                                                                       [Date]

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth and Marquette
Minneapolis, Minnesota 55479-0113
 Attention:       J.P. Morgan Chase Commercial Mortgage
                  Securities Corp., Series 2001-CIBC2

Midland Loan Services, Inc.
210 West 10th Street, 6th Floor
Kansas City, Missouri 64105

             J.P. Morgan Chase Commercial Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2001-CIBC2
             ------------------------------------------------------

Ladies and Gentlemen:

         The undersigned hereby acknowledges that it has received certain information (the "Information") pursuant to Section 7.03(d) of the pooling and servicing agreement (the "Pooling and Servicing Agreement") dated as of July 1, 2001, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank Minnesota, N.A., as trustee and First Union National Bank, as special servicer, Midland Loan Services, Inc., as master servicer. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Pooling and Servicing Agreement.

         The undersign represents that it is a beneficial owner of a Book-Entry Certificate issued pursuant to the Pooling and Servicing Agreement.

         The undersigned acknowledges and agrees that it is imperative that the Information remain confidential and represents and warrants that it shall keep the Information confidential in accordance with and subject to Section 7.03(d) of the Pooling and Servicing Agreement (except that such Certificate Owner may provide the Information to any other Person that holds or is contemplating the purchase of any Certificate or interest therein, provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep the Information confidential).

                                                     Very truly yours,

                                                     [Certificate Owner]









                                    N-1-1

                                           By:
                                                -------------------------------
                                                 Name:
                                                 Title:







                                    N-1-2

                                  EXHIBIT N-2

              FORM OF CONFIDENTIALITY LETTER (PROSPECTIVE OWNERS)




                                                                       [Date]

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth and Marquette
Minneapolis, Minnesota 55479-0113
  Attention:     J.P. Morgan Chase Commercial Mortgage
                 Securities Corp., Series 2001-CIBC2

Midland Loan Services, Inc.
210 West 10th Street, 6th Floor
Kansas City, Missouri 64105

             J.P. Morgan Chase Commercial Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2001-CIBC2
             -------------------------------------------------------

Ladies and Gentlemen:

         The undersigned hereby acknowledges that it has received certain information (the "Information") pursuant to Section 7.03(d) of the pooling and servicing agreement (the "Pooling and Servicing Agreement") dated as of July 1, 2001, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank Minnesota, N.A., as trustee and First Union National Bank, as special servicer, Midland Loan Services, Inc., as master servicer. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Pooling and Servicing Agreement.

         The undersign represents that it is a prospective purchaser of a Certificate, or an interest therein, issued pursuant to the Pooling and Servicing Agreement and is requesting the Information for use in evaluating a possible investment in such Certificate.

         The undersigned acknowledges and agrees that it is imperative that the Information remain confidential and represents and warrants that it shall keep the Information confidential in accordance with and subject to Section 7.03(d) of the Pooling and Servicing Agreement.

                                          Very truly yours,

                                          [Prospective Owner]









                                     N-2-1

                                        By:
                                             ----------------------------------
                                              Name:
                                              Title:









                                     N-2-2

                                   EXHIBIT O

                                    FORM OF
                           NOTICE AND CERTIFICATION
                     REGARDING DEFEASANCE OF MORTGAGE LOAN

  For loans having balance of (a) $5,000,000 or less, or (b) less than 1% of outstanding pool balance, whichever is less


To:      Standard & Poor's Ratings Services
         55 Water Street
         New York, New York 10041
         Attn:  Commercial Mortgage Surveillance

From: Midland Loan Servicer, Inc., in its capacity as Servicer (the "Servicer") under the Pooling and Servicing Agreement dated as of July 1, 2001 (the "Pooling and Servicing Agreement"), among the Servicer, Wells Fargo Bank Minnesota, N.A. as Trustee, and others.

Date:    _________, 20___

Re:      _______________________________________
         Commercial Mortgage Pass-Through Certificates
         Series ___________

         Mortgage Loan (the "Mortgage Loan") identified by loan number _____ on the Mortgage Loan Schedule attached to the Pooling and Servicing Agreement and heretofore secured by the Mortgaged Properties identified on the Mortgage Loan Schedule by the following names:____________________
               ____________________

         Reference is made to the Pooling and Servicing Agreement described above. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Pooling and Servicing Agreement. [Note: all terms in this Certification must be conformed to terms used in the Pooling and Servicing Agreement]

         As Servicer under the Pooling and Servicing Agreement, we hereby:

                  1. Notify you that the Mortgagor has consummated a defeasance of the Mortgage Loan pursuant to the terms of the Mortgage Loan, of the type checked below:

                           ____     a full defeasance of the payments
                                    scheduled to be due in respect of the
                                    entire principal balance of the Mortgage
                                    Loan; or

                           ____ a partial defeasance of the payments scheduled to be due in respect of a portion of the principal balance of the Mortgage Loan that represents ___% of the entire principal balance of the Mortgage Loan and, under the Mortgage, has an allocated loan amount of $____________ or _______% of the entire principal balance;

                  2. Certify that each of the following is true, subject to those exceptions set forth with explanatory notes on Exhibit A hereto, which exceptions the Servicer has determined, consistent with the Servicing Standard, will have no material adverse effect on the Mortgage Loan or the defeasance transaction:

                           a. The Mortgage Loan Documents permit the defeasance, and the terms and conditions for defeasance specified therein were satisfied in all material respects in completing the defeasance.

                           b.       The defeasance was consummated on
                                    __________, 20__.

                           c. The defeasance collateral consists of securities that (i) constitute "government securities" as defined in Section 2(a)(16) of the Investment Company Act of 1940 as amended (15 U.S.C. 80A1), (ii) are listed as "Qualified Investments for `AAA' Financings" under Paragraphs 1, 2 or 3 of "Cash Flow Approach" in Standard & Poor's Public Finance Criteria 2000, as amended to the date of the defeasance, (iii) are rated `AAA' by Standard & Poor's, (iv) if they include a principal obligation, the principal due at maturity cannot vary or change, and (v) are not subject to prepayment, call or early redemption. Such securities have the characteristics set forth below:

                                       CUSIP RATE MAT PAY DATES ISSUED
                                       -------------------------------

                           d.       The Servicer received an opinion of
                                    counsel (from counsel approved by Servicer in accordance with the Servicing Standard) that the defeasance will not result in an adverse REMIC event.

                           e.       The Servicer determined that the
                                    defeasance collateral will be owned by an entity (the "Defeasance Obligor") as to which one of the statements checked below is true:

                                    ____    the related Mortgagor was a
                                            Single-Purpose Entity (as defined
                                            in Standard & Poor's Structured
                                            Finance Ratings Real Estate
                                            Finance Criteria, as amended to
                                            the date of the defeasance (the
                                            "S&P Criteria")) as of the date of
                                            the defeasance, and after the
                                            defeasance owns no assets other
                                            than the defeasance collateral and
                                            real property securing Mortgage
                                            Loans included in the pool.

                                    ____     the related Mortgagor designated
                                             a Single-Purpose Entity (as
                                             defined in the S&P Criteria) to
                                             own the defeasance collateral; or

                                    ____    the Servicer designated a
                                            Single-Purpose Entity (as defined
                                            in the S&P Criteria) established
                                            for the benefit of the Trust to
                                            own the defeasance collateral.

                                    f.       The Servicer received a broker or
                                             similar confirmation of the
                                             credit, or the accountant's
                                             letter described below contained
                                             statements that it reviewed a
                                             broker or similar confirmation of
                                             the credit, of the defeasance
                                             collateral to an Eligible Account
                                             (as defined in the S&P Criteria)
                                             in the name of the Defeasance
                                             Obligor, which account is
                                             maintained as a securities
                                             account by the Trustee acting as
                                             a securities intermediary.

                                    g.       As securities intermediary,
                                             Trustee is obligated to make the
                                             scheduled payments on the
                                             Mortgage Loan from the proceeds
                                             of the defeasance collateral
                                             directly to the Servicer's
                                             collection account in the amounts
                                             and on the dates specified in the
                                             Mortgage Loan Documents or, in a
                                             partial defeasance, the portion
                                             of such scheduled payments
                                             attributed to the allocated loan
                                             amount for the real property
                                             defeased, increased by any
                                             defeasance premium specified in
                                             the Mortgage Loan Documents (the
                                             "Scheduled Payments").

                                    h.       The Servicer received from the
                                             Mortgagor written confirmation
                                             from a firm of independent
                                             certified public accountants, who
                                             were approved by Servicer in
                                             accordance with Accepted Master
                                             Servicing Practices or Accepted
                                             Special Servicing Practices, as
                                             applicable, stating that (i)
                                             revenues from principal and
                                             interest payments made on the
                                             defeasance collateral (without
                                             taking into account any earnings
                                             on reinvestment of such revenues)
                                             will be sufficient to timely pay
                                             each of the Scheduled Payments
                                             after the defeasance including
                                             the payment in full of the
                                             Mortgage Loan (or the allocated
                                             portion thereof in connection
                                             with a partial defeasance) on its
                                             Maturity Date (or, in the case of
                                             an ARD Loan, on its Anticipated
                                             Repayment Date), (ii) the
                                             revenues received in any month
                                             from the defeasance collateral
                                             will be applied to make Scheduled
                                             Payments within four (4) months
                                             after the date of receipt, and
                                             (iii) interest income from the
                                             defeasance collateral to the
                                             Defeasance Obligor in any
                                             calendar or fiscal year will not
                                             exceed such Defeasance Obligor's
                                             interest expense for the Mortgage
                                             Loan (or the allocated portion
                                             thereof in a partial defeasance)
                                             for such year.

                                    i.       The Servicer received opinions
                                             from counsel, who were approved
                                             by Servicer in accordance with
                                             Accepted Master Servicing
                                             Practices or Accepted Special
                                             Servicing Practices, as
                                             applicable, that (i) the
                                             agreements executed by the
                                             Mortgagor and/or the Defeasance
                                             Obligor in connection with the
                                             defeasance are enforceable
                                             against them in accordance with
                                             their terms, and (ii) the Trustee
                                             will have a perfected, first
                                             priority security interest in the
                                             defeasance collateral described
                                             above.

                                    j.       The agreements executed in
                                             connection with the defeasance
                                             (i) permit reinvestment of
                                             proceeds of the defeasance
                                             collateral only in Permitted
                                             Investments (as defined in the
                                             S&P Criteria), (ii) permit
                                             release of surplus defeasance
                                             collateral and earnings on
                                             reinvestment to the Defeasance
                                             Obligor or the Mortgagor only
                                             after the Mortgage Loan has been
                                             paid in full, if any such release
                                             is permitted, (iii) prohibit any
                                             subordinate liens against the
                                             defeasance collateral, and (iv)
                                             provide for payment from sources
                                             other than the defeasance
                                             collateral or other assets of the
                                             Defeasance Obligor of all fees
                                             and expenses of the securities
                                             intermediary for administering
                                             the defeasance and the securities
                                             account and all fees and expenses
                                             of maintaining the existence of
                                             the Defeasance Obligor.

                                    k.       The entire principal balance of
                                             the Mortgage Loan as of the date
                                             of defeasance was $___________
                                             [$5,000,000 or less or less than
                                             one percent of pool balance,
                                             whichever is less] which is less
                                             than 1% of the aggregate
                                             Certificate Balance of the
                                             Certificates as of the date of
                                             the most recent Paying Agent's
                                             Monthly Certificateholder Report
                                             received by us (the "Current
                                             Report").

                                    l.       The defeasance described herein,
                                             together with all prior and
                                             simultaneous defeasances of
                                             Mortgage Loans, brings the total
                                             of all fully and partially
                                             defeased Mortgage Loans to
                                             $__________________, which is
                                             _____% of the Aggregate
                                             Certificate Balance of the
                                             Certificates as of the date of
                                             the Current Report.

                  3. Certify that, in addition to the foregoing, Servicer has imposed such additional conditions to the defeasance, subject to the limitations imposed by the Mortgage Loan Documents, as are consistent with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable.

                  4. Certify that Exhibit B hereto is a list of the material agreements, instruments, organizational documents for the Defeasance Obligor, and opinions of counsel and independent accountants executed and delivered in connection with the defeasance described above and that originals or copies of such agreements, instruments and opinions have been transmitted to the Trustee for placement in the related Mortgage File or, to the extent not required to be part of the related Mortgage File, are in the possession of the Servicer as part of the Servicer's Mortgage File.

                  5. Certify and confirm that the determinations and certifications described above were rendered in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, set forth in, and the other applicable terms and conditions of, the Pooling and Servicing Agreement.

                  6. Certify that the individual under whose hand the Servicer has caused this Notice and Certification to be executed did constitute a Servicing Officer as of the date of the defeasance described above.

                  7. Agree to provide copies of all items listed in Exhibit B to you upon request.

         IN WITNESS WHEREOF, the Servicer has caused this Notice and Certification to be executed as of the date captioned above.

                                          SERVICER:____________________________


                                          By:__________________________________
                                               Name:
                                               Title:

                                   EXHIBIT P

                     INITIAL SERVICER WATCH LIST CRITERIA

         Until the CMSA adopts "Servicer Watch List" criteria and a form of report is available on the CMSA Website or is recommended from time to time by the CMSA for commercial mortgage securities transactions generally, the Servicer shall include on its CMSA Servicer Watch List Mortgage Loans that meet the following criteria:

1. Mortgage Loans that have experienced a decrease of at least (a) 10% in DSCR from the previous reporting period (unless the Master Servicer shall have reasonably determined that such decrease is due to the seasonal nature or use of the related Mortgaged Property or is not an indication that such loan needs to be monitored) or (b) 20% in DSCR in the prior 12 month trailing period (unless the Master Servicer shall have reasonably determined that such decrease is due to the seasonal nature or use of the related Mortgaged Property or is not an indication that such loan needs to be monitored); and

2. Mortgage Loans that have experienced a loss of or bankruptcy of one of the three largest tenants, to the extent the Master Servicer has actual knowledge of such loss or bankruptcy.

                                   EXHIBIT Q

                        FORM OF PURCHASE OPTION NOTICE
                           PURSUANT TO SECTION 6.05



                                                                       [Date]

Wells Fargo Bank Minnesota, N.A.
Wells Fargo Center
Sixth and Marquette
Minneapolis, Minnesota 55479-0113
 Attention:       J.P. Morgan Chase Commercial Mortgage
                  Securities Corp., Series 2001-CIBC2

Midland Loan Services, Inc.
210 West 10th Street, 6th Floor
Kansas City, Missouri 64105

             J.P. Morgan Chase Commercial Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2001-CIBC2
             ------------------------------------------------------

Ladies and Gentlemen:

         The undersigned hereby acknowledges that it is the holder of an assignable option (the "Purchase Option") to purchase Mortgage Loan number ____ from the Trust Fund, pursuant to Section 6.05 of the pooling and servicing agreement (the "Pooling and Servicing Agreement") dated as of July 1, 2001, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank Minnesota, N.A., as trustee, First Union National Bank, as special servicer, and Midland Loan Services, Inc., as master servicer. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Pooling and Servicing Agreement.

         The undersigned Option Holder [is the Special Servicer] [is the Monitoring Class Option Holder] [acquired its Purchase Option from the [Special Servicer] [Monitoring Class Option Holder] on _________].

         The undersigned Option Holder is exercising its Purchase Option at the cash price of $______________, which amount equals or exceeds the Option Price, as defined in Section 6.05(a)(ii) of the Pooling and Servicing Agreement. Within ten (10) Business Days of its receipt of the Master Servicer's notice confirming that the exercise of its Purchase Option is effective, [the undersigned Option Holder] [______________, an Affiliate of the undersigned Option Holder] will deliver the Option Price to or at the direction of the Master Servicer in exchange for the release of the Mortgage Loan, the related Mortgaged Property and delivery of the related Mortgage Loan File.

         The undersigned Option Holder agrees that it shall prepare and provide the Master Servicer with such instruments of transfer or assignment, in each case without recourse, as shall be reasonably necessary to vest in it or its designee the ownership of Mortgage Loan ____, together with such other documents or instruments as the Master Servicer shall reasonably require to consummate the purchase contemplated hereby.

         The undersigned Option Holder acknowledges and agrees that its exercise of its Purchase Option Notice may not be revoked and, further, that upon receipt of the Master Servicer' notice confirming that the exercise of its Purchase Option is effective, the undersigned Option Holder, or its designee, shall be obligated to close its purchase of Mortgage Loan ___ in accordance with the terms and conditions of this letter and Section 6.05(a) of the Pooling and Servicing Agreement.

                                                     Very truly yours,

                                                     [Option Holder]



                                      By:
                                     Name:
                                    Title:

         [By signing this letter in the space provided below, the [Special Servicer] [Monitoring Class Option Holder] hereby acknowledges and affirms that it transferred its Purchase Option to the Option Holder identified above on [_________].

[-----------------------]


By:
Name:
Title:  ]

                                   EXHIBIT R

                   Directing Certificateholder's Report List



------------------------------------------- ------------------ -------------------- ---------------------------------
               Information                                           Format                    Frequency
------------------------------------------- ------------------ -------------------- ---------------------------------
       Property Operating Statement              Actual            PDF/TIF(3)                  Quarterly
------------------------------------------- ------------------ -------------------- ---------------------------------
            Property Rent Roll                   Actual            PDF/TIF(3)                  Quarterly
------------------------------------------- ------------------ -------------------- ---------------------------------
   Other Financials as required by loan          Actual            PDF/TIF(3)                  Quarterly
                documents
------------------------------------------- ------------------ -------------------- ---------------------------------
           Property Inspection                   Actual            PDF/TIF(3)                  Quarterly
------------------------------------------- ------------------ -------------------- ---------------------------------
  Payments Received After Determination          Monthly            Excel(4)        Master Servicer Remittance Date
             Date Report (1)
------------------------------------------- ------------------ -------------------- ---------------------------------
   Mortgage Loans Delinquent Report (2)          Monthly            Excel(4)               30th of each month
------------------------------------------- ------------------ -------------------- ---------------------------------
    Interest on Advance Reconciliation           Monthly            Excel(4)               Distribution Date
------------------------------------------- ------------------ -------------------- ---------------------------------
CMSA Setup File (Issuer/Trustee/Servicer)       CMSA IRP         Access/Excel(3)       Monthly/Distribution Date
------------------------------------------- ------------------ -------------------- ---------------------------------
            CMSA Property File                  CMSA IRP         Access/Excel(3)       Monthly/Distribution Date
------------------------------------------- ------------------ -------------------- ---------------------------------
      CMSA Loan Periodic Update File            CMSA IRP         Access/Excel(3)       Monthly/Distribution Date
------------------------------------------- ------------------ -------------------- ---------------------------------
           CMSA Financial File                  CMSA IRP         Access/Excel(3)       Monthly/Distribution Date
------------------------------------------- ------------------ -------------------- ---------------------------------
     Distribution Statement (Trustee)            Monthly          Excel/PDF(3)         Monthly/Distribution Date
------------------------------------------- ------------------ -------------------- ---------------------------------
         CMSA Bond File (Trustee)               CMSA IRP         Access/Excel(3)       Monthly/Distribution Date
------------------------------------------- ------------------ -------------------- ---------------------------------
      CMSA Collateral File (Trustee)            CMSA IRP         Access/Excel(3)       Monthly/Distribution Date
------------------------------------------- ------------------ -------------------- ---------------------------------
        CMSA Supplemental Reports               CMSA IRP         Access/Excel(3)       Monthly/Distribution Date
------------------------------------------- ------------------ -------------------- ---------------------------------
 CMSA Operating Statement Analysis Report       CMSA IRP         Access/Excel(3)               Quarterly
------------------------------------------- ------------------ -------------------- ---------------------------------
      CMSA NOI Adjustment Worksheet             CMSA IRP         Access/Excel(3)               Quarterly
------------------------------------------- ------------------ -------------------- ---------------------------------
Documentation Exceptions Report (Trustee)       Quarterly        Access/Excel(3)               Quarterly
------------------------------------------- ------------------ -------------------- ---------------------------------

Footnotes:

     1) On the Master Remittance Date following the Determination Date for the related Distribution Date, a list of all Mortgage Loans which are delinquent as to the applicable Collection Period on the Master Remittance Date. This list should represent all delinquent Mortgage Loans that required a P&I Advance be made.

     2) On the last day of the month (30th), for all delinquencies reported in paragraph 1 above, a list of all Mortgage Loans which remain delinquent for such Collection Period (along with the number of days delinquent) accompanied with any reason, in Master Servicer's opinion, for the Mortgage Loans continued delinquency, along with an explanation of Master Servicer's attempts to cure.

3) ARCap REIT, Inc. requests that the above information be organized in ascending Mortgage Loan number order and forwarded on each of the above listed dates via E-mail to the address below listed, or made available via the Master Servicer's or Trustee's Website or pursuant to such other electronic means or system as agreed upon by ARCap REIT, Inc. and the Master Servicer or the Trustee, as applicable.

4) ARCap REIT, Inc. requests that the above information be organized in ascending servicing number order and forwarded on each of the above listed dates, together with a table pursuant to which servicing loan numbers can be converted to the corresponding Mortgage Loan numbers, via E-mail to the address below listed, or made available via the Master Servicer's or Trustee's Website or pursuant to such other electronic means or system as agreed upon by ARCap REIT, Inc. and the Master Servicer.

Ricka Moore                                            Larry Duggins
Director Bond/Mortgage Surveillance                    President
ARCap REIT, Inc.                                       ARCap REIT, Inc.
rmoore@arcap.com                                       lduggins@arcap.com
(972) 580-1688 ext. 29                                 (972) 580-1688 ext. 11

                                   EXHIBIT S

            FORM OF NOTICE REGARDING TRANSFER TO SPECIAL SERVICING
                          PURSUANT TO SECTION 6.02(a)

                         [MASTER SERVICER STATIONERY]

Date

Trustee Name and Address
Depositor Name and Address
Master Servicer Name and Address
Special Servicer Name and Address

                  Re: Transfer of Servicing of Loan in the Name of [Mortgagor's Name], Loan [Mortgagor's Primary ID Number]

Dear Sir/Madam:

         Please be advised that the servicing of the above-referenced loan will be transferred to ["Special Servicer's Name"] for special servicing as of the date of this letter. This loan is being transferred to ["Special Servicer's Name"] for servicing the following noted reason:

1.   The loan has become a Defaulted Mortgage Loan;

2. The Mortgagor has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency or a similar proceeding, or the Mortgagor has become a subject of a decree or order for such a proceeding which shall have remained in force on discharged or unstayed for a period of 60 days;

3. Either ["Special Servicer's Name"] or ["Master Servicer's Name"] has received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property;

4. In the judgment of ["Special Servicer' s Name"] or ["Master Servicer's Name"], a payment default has occurred or is imminent and is not likely to be cured by the related Mortgagor within sixty (60) days;

5. The related Mortgagor has admitted in writing its inability to pay its debts generally as they become due, has filed a petition to take advantage of any applicable insolvency or reorganization statute, made an assignment for the benefit of its creditors, or voluntarily suspended payment of its obligations;

6. With respect to a Balloon Mortgage Loan, the related Mortgagor, in response to a letter from ["Master Servicer's Name"] pursuant to Section
     4.11 of the Servicing Agreement, has requested either an extension of the related Maturity Date of any other modification or has otherwise indicated the inability to make the payment due on such Maturity Date, or has failed to respond within thirty (30) days after the 3-months' notice letter referenced in Section 4.11 of the Servicing Agreement;

7. Any other material default has, in ["Special Servicer's Name"]'s judgment or ["Master Servicer's Name"]'s judgment, occurred which is not reasonably susceptible of cure within the time periods and on the terms and conditions, if any, provided in the related Mortgage;

8.   the related Mortgaged Property has become REO Property; or

9. If for any reason, ["Master Servicer's Name"] cannot enter into an assumption agreement pursuant to section 4.08 of the Servicing Agreement.

         All capitalized terms used herein shall have the same meaning as defined in, and all references to the "Servicing Agreement' shall refer to, the Servicing Agreement among ["Special Servicer's Name"], ["Master Servicer's Name"], and the Initial Owner, Morgan Guaranty Trust Company of New York.

                                       Sincerely,


                                       By:
                                            -----------------------------------
                                       Name:
                                              ---------------------------------
                                       Title:
                                               --------------------------------


cc:  ["Special Servicer's Name"]

                                   EXHIBIT T

                  FORM OF NOTIFICATION OF SERVICING TRANSFER

                         [SPECIAL SERVICER STATIONERY]





                                                                       Date

Mortgagor's Name
Mortgagor's Address

          Re: Transfer of Servicing of Loan in the Name of [Mortgagor's Name], Loan [Mortgagor's Primary Loan ID Number]

Dear [Mortgagor]:

         Your loan has been transferred to ["Special Servicer Name"] ("Special Servicer") for Special Servicing. After we review your records, we will be contacting you soon.

         Please continue to remit all payments to ["Master Servicer's Name"] while your loan is being serviced by ("Special Servicer"). "Master Servicer's Name" will continue to process your checks and maintain the accounting records for this loan. The acceptance of any payments by ["Master Servicer's Name"] does not constitute any agreement to modify or amend your loan in any way.

         A Special Servicer employee will contact you shortly to discuss what options are available to you at this time. Should you have any questions regarding your loans, please contact Special Servicer's toll-free Customer Service number ["Customer Service Number"], or write to Special Servicer at the following address. Please remember to use the above ["Master Servicer's Name"] loan number when communicating with Special Servicer and making your payments to ["Master Servicer's Name"] while Special Servicer is servicing your loan:

                          ["Special Servicer's Name"]
                        ["Special Servicer's Address"]
                         Attention: Special Servicing

         Special Servicer may be engaging third party firms to perform property inspections as well as certain other analyses and studies on property which serves as collateral for your loan. You may be contacted by such third party firms to provide access to your property and other information. We will appreciate your cooperation during this process and look forward to completing these activities in the near future.

         No statement, act, omission or course of dealing or conduct on the part of the ["Master Servicer's Name"] or Special Servicer, or both, shall be construed to alter or waive any default or any obligation under applicable law and/or the documents pertaining to your loan; no agreement or waiver shall be binding on ["Master Servicer's Name"] or ("Special Servicer") unless reduced to writing and signed by an employee duly authorized to do so; and neither delay in nor failure of [Master Servicer's Name] or Special Servicer to exercise any right, power or privilege under any loan document shall operate as a waiver thereof, and no single or partial exercise of any right, power or any privilege shall preclude any other and further exercise thereof or the exercise of any right, power or privilege.

                                  Sincerely,


                                  By:
                                       ----------------------------------------
                                  Name:
                                         --------------------------------------
                                  Title:
                                          -------------------------------------


ATTENTION TO ANY DEBTOR IN BANKRUPTCY OR WHO HAS RECEIVED A DISCHARGE IN BANKRUPTCY OR WHO MAY HAVE PAID, SETTLED OR IS OTHERWISE NOT OBLIGATED: Please be advised that this letter constitutes neither a demand for payment of the captioned debt nor a notice of personal liability to any recipient hereof who: might have received a discharge of such debt in accordance with applicable bankruptcy laws or who might be subject to the automatic stay of Section 362 of the United States Bankruptcy Code, has paid, settled, or is otherwise not obligated by law.

cc:      ("Special Servicer")

                                   EXHIBIT U

                FORM OF NOTICE OF MONITORING CERTIFICATEHOLDER


                    [Available upon request of the Trustee]

                                   EXHIBIT V

               FORM OF NOTICE REGARDING PURCHASE OPTION EXERCISE

                        [Letterhead of Master Servicer]

                                                                       [Date]

[Option Holder]


             J.P. Morgan Chase Commercial Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2001-CIBC2
             -------------------------------------------------------

Ladies and Gentlemen:

         You are the holder of an assignable option (the "Purchase Option") to purchase Mortgage Loan number ____ from the Trust Fund, pursuant to Section
6.05 of the pooling and servicing agreement (the "Pooling and Servicing Agreement") dated as of July 1, 2001, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank Minnesota, N.A., as trustee, First Union National Bank, as special servicer, and Midland Loan Services, Inc., as master servicer. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Pooling and Servicing Agreement.

         This notice is to inform you that the exercise of your Purchase Option in respect of Mortgage Loan number ___, pursuant to your Purchase Option Notice dated _________, a copy of which is attached hereto, is effective. Pursuant to Section 6.05(a)(v) of the Pooling and Servicing Agreement and your Purchase Option Notice, closing of [your] [_________'s] acquisition of Mortgage Loan number ___ shall occur within ten (10) Business Days of your receipt of this notice, at the place and in the manner described below.

         [Describe closing mechanics. Describe documents or instruments required to be prepared by Option Holder in connection with assignment and release of the related Mortgage Loan.]

         Upon payment of the Option Price, Mortgage Loan number ___ and the related Mortgaged Property will be released and the related Mortgage Loan File will be delivered to [you] [__________] or at [your] [_________'s] direction.

         Drafts of such instruments of transfer or assignment, in each case without recourse, reasonably necessary to vest in [you] or [________] the ownership of Mortgage Loan ____, together with [describe other documents or instruments reasonably required to consummate the purchase] should be delivered to [____________] for review as soon as is practicable.

         [Provide Master Servicer contact information.]

         Please acknowledge receipt of this letter by signing the enclosed copy and return it to my attention.

                                  Sincerely,


                                   By:
                                        ---------------------------------------
                                   Name:
                                          -------------------------------------
                                   Title:
                                           ------------------------------------




Option Holder's Acknowledgment

By:
     ---------------------------------------
Name:
       -------------------------------------
Title:
        ------------------------------------
Date:
       -------------------------------------

                                   EXHIBIT W

          FORM OF SPECIAL SERVICER NOTICE PURSUANT TO SECTION 6.12(a)

                         [SPECIAL SERVICER STATIONERY]

Date

Trustee
Trustee Address

Master Servicer
Master Servicer's address

Master Servicer
Master Servicer's Address

          Re: Transfer of Servicing of Mortgage Loan in the Name of [Mortgagor's Name], Loan [Mortgager's Number]

Dear [Mortgagor]:

Please be advised that the servicing of the above referenced Mortgage Loan will be returned to ["Master Servicer Name"] as of [Date]. This Mortgage Loan is being returned for the following reason:

         _____ 1. Request from Master Servicer that the Mortgage Loan be returned based on receipt of information which resulted in the Mortgage Loan not being considered a Specially Serviced Mortgage Loan.

         _____ 2. The Mortgage Loan is current as to payments of principal and interest. No Servicing Transfer Event is continuing. Three Monthly Payments have been made in accordance with the terms of the related Mortgage Note for the months of [List Months], [Year].

         _____    3. Other: ___________________________________________________

                   ____________________________________________________________

All capitalized terms, unless otherwise defined, shall have the meanings set forth in the Servicing Agreement among the above addresses and the undersigned.

Very truly yours,

Name of Special Servicer Servicing Officer and Title

                                   EXHIBIT X

          FORM OF SPECIAL SERVICER NOTICE PURSUANT TO SECTION 6.12(b)

                         [SPECIAL SERVICER STATIONERY]


Date

Mortgagor's Name
Mortgagor's Address

Master Servicer's Name
Master Servicer's Address

         Re: Transfer of Servicing of Loan in the Name of [Mortgagor's Name], Loan [Mortgager's Primary ID Number]

Dear Sir or Madam:

         Please be advised that the servicing of the above-referenced loan will be returned to [Master Servicer's Name] for servicing as of the date of this letter. This loan is being returned to ["Master Servicer's Name"] for servicing for the following reason:

         1. The loan has been current in payments under existing terms for three consecutive monthly payments.

         2. The loan is returned to ["Master Servicer's Name"] based upon receipt of information which resulted in the loan not being considered a Specially Serviced Mortgage Loan.

         3. The loan has been modified and the three consecutive monthly payments have been made in accordance with the terms of the modified mortgage note.

         4.       Other:  _____________________________________________________

                   ____________________________________________________________


         Please continue to remit all payments to ["Master Servicer's Name"]. ["Master Servicer's Name"] will continue to process your checks and maintain the accounting records for this loan. Please remember to use the above ["Master Servicer's Name"] Loan Number when communicating with us and making your payments to ["Master Servicer's Name"].

         Please acknowledge receipt of this letter by signing the enclosed copy and return it to my attention.

                                  Sincerely,


                                  By:
                                       ----------------------------------------
                                  Name:
                                         --------------------------------------
                                  Title:
                                          -------------------------------------


cc:      ["Master Servicer's Name"]

Borrower Acknowledgment

By:
     ---------------------------------------
Name:
       -------------------------------------
Title:
        ------------------------------------
Date:
       -------------------------------------

                                   EXHIBIT Y

                  FORM OF REQUEST FOR RELEASE AND RECEIPT OF
                      DOCUMENTS PURSUANT TO SECTION 11.14

Date

To:      Wells Fargo Bank Minnesota, N.A.
         1015 10th Avenue S.E.
         Minneapolis, Minnesota 55414
         Attention: Corporate Trust Services (CMBS) Mortgage
         Document Custody; re: - J.P. Morgan
         Chase Commercial Mortgage Securities Corp.
         Series 2001-CIBC2

Re: Pooling and Servicing Agreement, dated as of July 1, 2001, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as Depositor, Midland Loan Services, Inc., as Master Servicer, First Union National Bank, as Special Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee.

         In connection with the administration of the Mortgage Loans held by you as the Custodian for the Trustee, we request the release of the (Mortgage Loan File/[specify documents]) for the Mortgage Loan described below, for the reason indicated. The undersigned agrees to acknowledge receipt of such Mortgage Loan File promptly upon receipt.

Mortgagor's Name, Address & Zip Code:



Mortgage Loan Number



Reason for Requesting Documents  (check one)

_____ 1. Mortgage Loan paid in full. (Servicer hereby certifies that all amounts received in connection therewith have been credited or will be escrowed as provided in the Servicing Agreement.)

_____ 2. Mortgage Loan Liquidated. (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to or will be escrowed pursuant to the Servicing Agreement.)

_____    3. Mortgage Loan in Foreclosure.

_____    4. Other (explain)  __________________________________________________

           ____________________________________________________________________

         If item 1 or 2 above is checked, and if all or part of the Mortgage Loan File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan. If item 3 or 4 is checked, upon our return of all of the above documents to you as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                  [Servicer]


                                 By:
                                      -----------------------------------------
                                 Name:
                                        ---------------------------------------
                                 Title:
                                         --------------------------------------
                                 Date:
                                        ---------------------------------------


Documents returned to Custodian:

Wells Fargo Bank Minnesota, N.A.,
as Custodian

By:
     ---------------------------------------
Name:
       -------------------------------------
Title:
        ------------------------------------
Date:
       -------------------------------------

                                   EXHIBIT Z

                REO ACCOUNT LETTER PURSUANT TO SECTION 6.09(b)


REO ACCOUNTS REPORT                                                   Account #
FROM (DAY AFTER PRIOR PRIMARY REMITTANCE DATE)
   TO AND INCLUDING (CURRENT PRIMARY REMITTANCE DATE)

BEGINNING BALANCE                                                       $0.00


COLLECTIONS:
-----------
DELINQUENT PAYMENTS                                         $0.00
PAYMENTS FOR CURRENT DUE PERIOD
(Includes net liquidation proceeds & prepayments)
PAYMENTS FOR FUTURE DUE PERIODS                             $0.00
PRIMARY SERVICER ADVANCES                                   $0.00
LIQUIDATION PROCEEDS - To be applied to servicer Advances   $0.00
LATE FEES/PREPAYMENT PREMIUMS                               $0.00
UNAPPLIED FUNDS                                             $0.00
LOANS IN PROCESS                                            $0.00
INVESTMENT INCOME - Due to Master Servicer                  $0.00
         TOTAL COLLECTIONS                                              $0.00
                                                                        =====

DISBURSEMENTS:
-------------
TRANSFER TO ESCROW                                          $0.00
SERVICE FEES                                                $0.00
MASTER SERVICER REMITTANCE                                  $0.00
PRINCIPAL ADVANCE REIMBURSEMENTS                            $0.00
INTEREST ADVANCE REIMBURSEMENTS                             $0.00
SERVICER ADVANCE REIMBURSEMENTS                             $0.00
ADVANCE INTEREST (Due and collected)                        $0.00
INVESTMENT INCOME - Due Master Servicer                     $0.00
         TOTAL DISBURSEMENTS                                            $0.00
                                                                        =======

REO ACCOUNTS REPORT
FROM (DAY AFTER PRIOR PRIMARY REMITTANCE DATE)
   TO AND INCLUDING (CURRENT PRIMARY REMITTANCE DATE)                  Account #

BEGINNING BALANCE                                                        $0.00

COLLECTIONS:
-----------
DELINQUENT PAYMENTS                                          $0.00
PAYMENTS FOR CURRENT DUE PERIOD
(Includes net liquidation proceeds & prepayments)
PAYMENTS FOR FUTURE DUE PERIODS                              $0.00
PRIMARY SERVICER ADVANCES                                    $0.00
LIQUIDATION PROCEEDS - To be applied to Master Servicer Advan$0.00
LATE FEES/PREPAYMENT PREMIUMS                                $0.00
UNAPPLIED FUNDS                                              $0.00

LOANS IN PROCESS                                             $0.00
INVESTMENT INCOME - Due to Master Servicer                   $0.00
         TOTAL COLLECTIONS                                               $0.00
                                                                         ======

DISBURSEMENTS:
-------------
TRANSFER TO ESCROW                                           $0.00
SERVICE FEES                                                 $0.00
MASTER SERVICER REMITTANCE                                   $0.00
PRINCIPAL ADVANCE REIMBURSEMENTS                             $0.00
INTEREST ADVANCE REIMBURSEMENTS                              $0.00
SERVICER ADVANCE REIMBURSEMENTS                              $0.00
ADVANCE INTEREST (Due and collected)                         $0.00
INVESTMENT INCOME - Due Master Servicer                      $0.00
         TOTAL DISBURSEMENTS                                             $0.00
                                                                         ======

                                  EXHIBIT AA

                             FORM OF CERTIFICATION
                           PURSUANT TO SECTION 11.04

                                                                         Date:

Wells Fargo Bank Minnesota, N.A.
7485 New Horizon Way
Frederick, Maryland 21703
Tel: 301-815-6600
Fax: 301-815-6125

Attention:        J.P. Morgan Chase Commercial Mortgage Securities Corp.,
                  Series 2001-CIBC2

         In accordance with the Pooling and Servicing Agreement, dated as of July 31, 2001 (the "Agreement"), by and among J.P. Morgan Chase Commercial Mortgage Securities Corp. as Depositor, Midland Loan Services, Inc. as Master Servicer, First Union National Bank as Special Servicer, and Wells Fargo Bank Minnesota, N.A. as Trustee (the "Trustee"), with respect to the J.P. Morgan Chase Commercial Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 2001-CIBC2 (the "Certificates"), the undersigned hereby certifies and agrees as follows:

2. The undersigned is a beneficial owner or prospective purchaser of the Class
__ Certificates.

3. The undersigned is requesting access to the Trustee's internet website containing certain information (the "Information") and/or is requesting the information identified on the schedule attached hereto (also, the "Information") pursuant to Section 7.03 or such other applicable provision of the Agreement.

4. In consideration of the Trustee's disclosure to the undersigned of the Information, or access thereto, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in making an evaluation in connection with purchasing the related Certificates, from its accountants and attorneys, and otherwise from such governmental or banking authorities or agencies to which the undersigned is subject), and such Information will not, without the prior written consent of the Trustee, be otherwise disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole or in part.

5. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Certificate pursuant to
Section 5 of the Securities Act.

6. The undersigned shall be fully liable for any breach of this agreement by itself or any of its Representatives and shall indemnify the Depositor, the Trustee and the Trust Fund for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.

7. Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.

                                      _________________________________________
                                      Beneficial Owner or Prospective Purchaser

                                      By:  ____________________________________

                                      Title:  _________________________________

                                      Company:  _______________________________

                                      Phone:  _________________________________



                                     AA-2